UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number     811-10385

                         Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                         Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Mark Karpe, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

                                     Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: 949-219-3224

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 - March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

March 31, 2022

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2022

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) Annual Report for the fiscal year ended March 31, 2022, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. Pacific Funds is comprised of twenty-nine funds (each individually, a “Fund” and collectively, the “Funds”), fifteen of which are available for direct investment. Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s Funds. PLFA directly manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth and Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) as well as the PF Multi-Asset Fund.

Each of the Portfolio Optimization Funds is an asset allocation “Fund of Funds” that invests in Class P shares of certain other Funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also invest in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income and Pacific FundsSM Floating Rate Income.

The Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of March 31, 2022 are listed below:

Sub-Adviser or Adviser	PF Underlying Funds	Page Number

Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-20

J.P. Morgan Investment Management Inc. (JPMorgan) / Pacific Investment Management Company LLC (PIMCO) / Western Asset Management Company, LLC (Western Asset)	PF Managed Bond Fund	A-21

T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-23

Principal Global Investors, LLC (PGI)	PF Emerging Markets Debt Fund	A-24

MFS Investment Management (MFS)	PF Growth Fund	A-26

ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-27

MFS Investment Management (MFS)	PF Small-Cap Growth Fund	A-28

Alliance Bernstein L.P. (AB)	PF Small-Cap Value Fund	A-29

Invesco Advisers, Inc. (Invesco)	PF Emerging Markets Fund	A-30

ClearBridge Investments, LLC (ClearBridge)	PF International Growth Fund (formerly named PF International Large-Cap Fund)	A-31

FIAM LLC (FIAM)	PF International Small-Cap Fund	A-33

Wellington Management Company LLP (Wellington)	PF International Value Fund	A-35

Pacific Life Fund Advisors LLC (PLFA) / portion sub-advised by Pacific Asset Management LLC	PF Multi-Asset Fund	A-36

Principal Real Estate Investors, LLC (Principal REI)	PF Real Estate Fund	A-37

PACIFIC FUNDS

Each of the sub-advisers and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Funds and look forward to serving your financial needs in the years to come.

Sincerely,

Adrian S. Griggs President and Chief Executive Officer

Pacific Funds Series Trust

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each share class of each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable share class sales charges. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA directly manages the Portfolio Optimization Funds as well as the PF Multi-Asset Fund. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2022 (the reporting period) as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended March 31, 2022.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the sub-adviser or Adviser, as applicable. Any sectors referenced are provided by the applicable sub-adviser and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectuses, as supplemented, and Statement of Additional Information, as supplemented, as filed with the United States (U.S.) Securities and Exchange Commission (SEC), which may be obtained from the SEC or by contacting the Trust as noted in the Where to Go for More Information section of this Annual Report.

Market Conditions (for the fiscal year ended March 31, 2022)

The first quarter of 2022 saw a retreat from 2021’s positive market performance with the S&P 500 Index down 4.6% and volatility returning to the market. Small-capitalization growth experienced the largest quarterly loss, while large-capitalization value faced the least amount of damages among domestic equities. Rising interest rates particularly hurt growth, as valuations on information technology reached elevated levels.

Within fixed income, longer-duration bonds faced headwinds, but short-duration bonds, including bank loans, were generally flat.

Outlook

Inflation has been running at its fastest pace in four decades and it’s become a multi-factor problem that will require multiple solutions – a herculean job that threatens to overwhelm the Federal Reserve (Fed). The sticky inflation has been a result of many fundamental and geopolitical disruptions, including supply-chain woes, elevated oil prices, shifting consumer demands and now the Ukraine-Russia war.

The question everyone has been asking is how to properly knock down inflation, especially in a pandemic-driven world. The pandemic led to business slowdowns and shutdowns, leading to a shortage of goods that people want to buy. Next, transporting those goods turned out to be complicated by the lack of infrastructure investments. This underinvestment has been evident by the slow progress in the supply-chain recovery, which has been a major reason for this stubborn inflation that few had predicted.

Energy and gas prices have also fueled price increases. Even before the Ukraine-Russia war, energy and gas prices were on the rise and becoming a global economic threat. Now, sanctions on Russia have further driven up prices on oil prices and other commodities, including wheat.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Finally, China’s heavy-handed COVID-19 strategies have been an important additional factor to global inflation.

So, what has kept the economy stable? Low unemployment, which suggests people still have money to spend. But again, this has led to more inflation since the consumers have had only a few places to spend their savings.

With so many factors pushing prices higher, there is no simple solution to fix today’s rising inflation. The Fed has started its interest-rate hike regime, and the use of balance-sheet quantitative tightening is expected to be not far behind.

Raising rates would make borrowing more expensive, which means less spending and less demand for large ticket items such as houses and cars. The problem with addressing inflation with rate hikes is that it takes time before these hikes are felt through the broader economy.

Recently, more Fed members have spoken with a hawkish tone to, in part, dampen fear of continued increases in inflation. When everyone anticipates a rise in inflation, businesses and workers tend to charge more via prices and wages, self-perpetuating the cycle. The idea is to reduce this expectation of future inflation before it spirals out of control as it did in the 1970s.

But a danger in this hawkish strategy is that it could lead to the Fed moving too aggressively on rates, which could risk the chances of a soft-landing where the economy and inflation are slowed to a manageable pace.

While the Fed tries to adjust inflation expectations, there is very little it or the White House can do about price increases caused by supply-chain disruptions, COVID variants and a war in Ukraine. As we said, today’s inflation has been caused by multiple factors and will require a multi-pronged and potentially painful solution, which will likely include raising interest rates, quantitative tightening, fixing supply chains, getting COVID under better control, and, hopefully, ending the Russia-Ukraine War.

Those are a lot of moving parts. In the coming months, it will be interesting to see if they will work together to bring down inflation while keeping the economy healthy.

Performance of the Portfolio Optimization Funds

Since the performance of each Portfolio Optimization Fund is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Fund’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Fund each of which is comprised of up to four broad-based indices shown below.

The composition of the composite benchmark reflects the target broad asset class allocations described in the Portfolio Optimization Fund’s prospectus. However, the actual allocation of a Portfolio Optimization Fund could vary because of factors such as market performance and adjustments to allocations within each Funds’ target allocation bands. The one-year performance for these broad-based indices for the year ended March 31, 2022 is shown in the following table:

Broad-Based Indices
S&P 500 Index (representing U.S. Stocks)	15.65%
MSCI EAFE Index (International Stocks)	1.16%
Bloomberg US Aggregate Bond Index (Fixed Income)	(4.15%	)
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index (Cash)	0.06%

It should be noted that the benchmark indices for the Underlying Funds may differ from the Portfolio Optimization Funds’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Funds. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Fund models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Fund models did vary.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned -2.13%, compared to a return of -4.15% for the Bloomberg US Aggregate Bond Index, a return of 15.65% for the S&P 500 Index, and a return of -0.33% for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(2.13%	)	4.17%	3.75%
Fund’s Class A with maximum sales charge	(7.54%	)	3.00%	3.17%
Fund’s Class C without sales charge	(2.85%	)	3.39%	2.99%
Fund’s Class C with maximum sales charge	(3.78%	)	3.39%	2.99%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%
S&P 500 Index	15.65%		15.99%	14.64%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	(0.33%	)	4.77%	4.52%

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class	(1.84%	)	4.44%	3.82%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.00%
S&P 500 Index	15.65%		15.99%	15.54%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	(0.33%	)	4.77%	4.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. To seek current income and preservation of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 70% - 85% and 15% - 30%.

The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies.

Among the fixed income lineup, high yield and Treasury Inflation Protected Securities (TIPS) contributed to performance over the reporting period as inflationary pressures continued to build. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period.

Among domestic equities, exposures to large-capitalization, particularly growth-oriented, stocks contributed to performance over the reporting period as buyback activity remained robust throughout the period. On the other hand, the exposure to small-cap growth detracted from performance as biotech companies struggled over the reporting period. In terms of manager performance, the PF Large-Cap Value Fund

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

outperformed its benchmark, while the PF Growth Fund underperformed its benchmark. International equities as a group underperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a negative impact on performance.

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned -0.83%, compared to a return of -4.15% for the Bloomberg US Aggregate Bond Index, a return of 15.65% for the S&P 500 Index, and a return of 2.38% for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(0.83%	)	5.69%	5.17%
Fund’s Class A with maximum sales charge	(6.29%	)	4.50%	4.58%
Fund’s Class C without sales charge	(1.54%	)	4.90%	4.41%
Fund’s Class C with maximum sales charge	(2.47%	)	4.90%	4.41%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%
S&P 500 Index	15.65%		15.99%	14.64%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	2.38%		6.86%	6.39%

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class	(0.64%	)	5.94%	5.46%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.00%
S&P 500 Index	15.65%		15.99%	15.54%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	2.38%		6.86%	6.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 50% - 70% and 30% - 50%.

The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond, and floating rate strategies. The Fund’s equity exposure was diversified across style (growth and value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

Among the fixed income lineup, high yield and TIPS contributed to performance over the reporting period as inflationary pressures continued to build. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among domestic equities, exposures to large-capitalization, particularly growth-oriented, stocks contributed to performance over the reporting period as buyback activity remained robust throughout the period. On the other hand, the exposure to small-cap growth detracted from performance as biotech companies struggled over the reporting period. In terms of manager performance, the PF Large-Cap Value Fund outperformed its benchmark, while the PF Growth Fund underperformed its benchmark. International equities as a group underperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a negative impact on performance.

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 0.92%, compared to a return of 15.65% for the S&P 500 Index, a return of -4.15% for the Bloomberg US Aggregate Bond Index, and a return of 5.46% for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	0.92%		7.74%	6.87%
Fund’s Class A with maximum sales charge	(4.66%	)	6.52%	6.27%
Fund’s Class C without sales charge	0.14%		6.91%	6.09%
Fund’s Class C with maximum sales charge	(0.79%	)	6.91%	6.09%
S&P 500 Index	15.65%		15.99%	14.64%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	5.46%		9.20%	8.50%

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class	1.17%		7.98%	7.36%
S&P 500 Index	15.65%		15.99%	15.54%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.00%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	5.46%		9.20%	8.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 30% - 50% and 50% - 70%.

The Fund allocated to a mix of equity and fixed income strategies during the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth and value), market capitalization and region (including allocations to

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate loan strategies.

Among domestic equities, exposures to large-capitalization, particularly growth-oriented, stocks contributed to performance over the reporting period as buyback activity remained robust throughout the period. On the other hand, the exposure to small-cap growth detracted from performance as biotech companies struggled over the reporting period. In terms of manager performance, the PF Large-Cap Value Fund outperformed its benchmark, while the PF Growth Fund underperformed its benchmark. International equities as a group underperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a negative impact on performance.

Among the fixed income lineup, high yield and TIPS contributed to performance over the reporting period as inflationary pressures continued to build. However, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 2.22%, compared to a return of 15.65% for the S&P 500 Index, a return of -4.15% for the Bloomberg US Aggregate Bond Index, and a return of 8.17% for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	2.22%		9.09%	8.13%
Fund’s Class A with maximum sales charge	(3.39%	)	7.86%	7.52%
Fund’s Class C without sales charge	1.51%		8.28%	7.36%
Fund’s Class C with maximum sales charge	0.59%		8.28%	7.36%
S&P 500 Index	15.65%		15.99%	14.64%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	8.17%		11.16%	10.29%

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class	2.46%		9.36%	8.86%
S&P 500 Index	15.65%		15.99%	15.54%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.00%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	8.17%		11.16%	10.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. To seek moderately high, long-term capital appreciation with low, current income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 15% - 30% and 70% - 85%.

The Fund had a diversified allocation mix during the reporting period with the majority allocated to equity. The equity exposure was diversified across style (growth and value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies.

Among domestic equities, exposures to large-capitalization, particularly growth-oriented, stocks contributed to performance over the reporting period as buyback activity remained robust throughout the period. On the other hand, the exposure to small-cap growth detracted from performance as biotech companies struggled over the reporting period. In terms of manager performance, the PF Large-Cap Value Fund outperformed its benchmark, while the PF Growth Fund underperformed its benchmark. International equities as a group underperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a negative impact on performance.

Among the fixed income lineup, high yield contributed to performance over the reporting period. However, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 2.80%, compared to a return of 15.65% for the S&P 500 Index, a return of -4.15% for the Bloomberg US Aggregate Bond Index, and a return of 10.76% for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	2.80%		10.50%	9.01%
Fund’s Class A with maximum sales charge	(2.88%	)	9.26%	8.40%
Fund’s Class C without sales charge	2.04%		9.69%	8.26%
Fund’s Class C with maximum sales charge	1.12%		9.69%	8.26%
S&P 500 Index	15.65%		15.99%	14.64%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	10.76%		12.91%	11.87%

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class	3.02%		10.77%	9.95%
S&P 500 Index	15.65%		15.99%	15.54%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.00%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	10.76%		12.91%	12.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. To seek high, long-term capital appreciation, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 0% - 15% and 85% - 100%.

The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth and value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities.

Among domestic equities, exposures to large-capitalization, particularly growth-oriented, stocks contributed to performance over the reporting period as buyback activity remained robust throughout the period. On the other hand, the exposure to small-cap growth detracted from performance as biotech companies struggled over the reporting period. In terms of manager performance, the PF Large-Cap Value Fund outperformed its benchmark, while the PF Growth Fund underperformed its benchmark. International equities as a group underperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a negative impact on performance.

Among the fixed income lineup, high yield contributed to performance over the reporting period. However, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Ultra Short Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Ultra-Short Income’s Class I returned -0.42%, compared to a return of -0.13% for its benchmark, the Bloomberg Short Treasury Total Return Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the period ended March 31, 2022 are also shown in the table below. Performance data for Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		Since Inception (6/28/19)
Fund’s Class I	(0.42%	)	1.24%
Fund’s Advisor Class	(0.42%	)	1.24%
Bloomberg Short Treasury Total Return Index	(0.13%	)	0.70%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark. The Fund primarily invests in investment grade short-term fixed and floating rate debt securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s exposure to securities that have longer maturities than the benchmark detracted from performance. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB rated corporate bonds, was the primary contributor to performance. The Fund’s

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

overweight to the non-investment grade bank loans and the high yield bonds benefited performance. At the sector level, overweights to banking, consumer cyclicals, and transportation benefited performance while an overweight to student loan asset backed securities, electric utilities and consumer non-cyclicals detracted.

Pacific Funds Short Duration Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Short Duration Income’s Class I returned -1.69%, compared to a return of -2.91% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(1.69%	)	2.03%	2.32%
Bloomberg US 1-3 Year Government/Credit Bond Index	(2.91%	)	1.26%	1.09%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(1.85%	)	1.78%	2.01%
Fund’s Class A with maximum sales charge	(4.82%	)	1.16%	1.69%
Fund’s Class C without sales charge	(2.59%	)	1.02%	1.26%
Fund’s Class C with maximum sales charge	(3.56%	)	1.02%	1.26%
Fund’s Advisor Class	(1.70%	)	2.03%	2.25%
Bloomberg US 1-3 Year Government/Credit Bond Index	(2.91%	)	1.26%	1.10%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a short maturity corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on corporate debt were the primary contributors to relative performance. The Fund’s reporting period saw the continuation of a post-Covid recovery, leading to credit related risk assets outperformance. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB rated corporate bonds, contributed to performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector also contributed to performance. While the Fund’s overall duration was below benchmark, which contributed to performance, the overweight to the intermediate portion of the yield curve was a detractor. The Fund’s overweight to Consumer Cyclicals and Electric Utilities benefited performance while the Fund’s overweight to Basic Industry and exposure to Student Loan Asset Backed Securities detracted. At the issuer level, Aircastle (Finance Companies), PetVet Care Centers (Consumer Non-Cyclical) and Mavis Tire (Consumer Non-Cyclical) were the top contributors while Hyundai (Auto), Bank of America (Banking) and Goldman Sachs (Banking) were the top detractors.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Core Income’s Class I returned -2.81%, compared to a return of -4.15% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, Class P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(2.81%	)	3.19%	3.47%
Fund’s Class A without sales charge	(3.11%	)	2.88%	3.17%
Fund’s Class A with maximum sales charge	(7.25%	)	1.98%	2.73%
Fund’s Class C without sales charge	(3.84%	)	2.11%	2.40%
Fund’s Class C with maximum sales charge	(4.77%	)	2.11%	2.40%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Advisor Class	(2.89%	)	3.18%	3.30%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.08%

	1 Year		5 Years	Since Inception (4/27/15)
Fund’s Class P	(2.88%	)	3.17%	2.67%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	1.86%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund benefited from asset allocation and the focus on corporate debt versus government securities as the primary contributors to relative performance. The Fund’s overweight (relative to its benchmark) to corporate bonds, notably BBB rated corporate bonds, benefited performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector benefited performance. While the Fund’s overall duration was below benchmark, which contributed to performance, the overweight to the long-end of the yield curve was a detractor. The Fund’s overweight to Consumer Cyclicals, Consumer Non-Cyclicals, Transportation, Capital Goods, and Energy benefited performance while the Fund’s overweight to Insurance, Technology and Banking detracted. At the Issuer level, General Motors (Automotive), Tencent (Technology), and T-Mobile/Sprint (Telecommunications) were the top contributors while Bank of America (Banking), Morgan Stanley (Banking), and Goldman Sachs (Banking) were the top detractors.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds ESG Core Bond (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds ESG Core Bond’s Class I returned -4.37% compared to a return of -4.15% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the period ended March 31, 2022 are also shown in the table below. Performance data for Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		Since Inception (12/14/20)
Fund’s Class I	(4.37%	)	(5.45%	)
Fund’s Advisor Class	(4.37%	)	(5.45%	)
Bloomberg US Aggregate Bond Index	(4.15%	)	(5.58%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection. The Fund also incorporates sustainable investment goals into the investment process by use of environmental, social and governance (“ESG”) Exclusions and ESG metrics. The sub-adviser created the following ESG Exclusions to seek to screen out investment in issuers with direct involvement in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations, severe environmental damage or gross corruption. Individual investment selection was also based on the sub-adviser’s analysis of ESG metrics provided by independent third-party ESG service providers. That is, the sub-adviser relies on ESG ratings and other information provided by various independent third-party ESG service providers to help construct a portfolio that rates highly on ESG factors.

The Fund benefited from asset allocation, security selection, and the underweight to duration during the reporting period. The Fund’s overweight to Student Loan Asset-Backed Securities, Banking and Energy detracted from performance, while the Fund’s overweight to Consumer Cyclicals, Consumer Non-Cyclicals, Transportation, Capital Goods, and Communications benefited performance. At the issuer level, Enel Finance (Electric Utility), Bank of America (Banking), and Ford Motors (Auto) detracted from performance while Lowe’s Company (Retailers), UBS Group (Banking), and Exelon Corporation (Electric Utility) contributed to performance.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Strategic Income’s Class I returned -1.02%, compared to a return of -4.15% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(1.02%	)	4.78%	5.57%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(1.30%	)	4.46%	5.17%
Fund’s Class A with maximum sales charge	(5.48%	)	3.56%	4.70%
Fund’s Class C without sales charge	(1.99%	)	3.73%	4.41%
Fund’s Class C with maximum sales charge	(2.94%	)	3.73%	4.41%
Fund’s Advisor Class	(0.97%	)	4.74%	5.43%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.08%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund focuses on USD credit focused fixed income asset classes, notably non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on credit related fixed income sectors including corporate bonds, bank loans, and high yield securities were the primary contributors to performance. The Fund’s reporting period saw the continuation of a post-Covid recovery, leading to credit risk assets outperformance . The Fund’s overweight (relative to its benchmark) in corporate bonds, notably BBB rated corporate bonds, benefited performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector contributed to performance. While the Fund’s overall duration was below benchmark, which contributed to performance, the overweight to the long-end of the yield curve was a detractor. At the sector level, overweights to Energy, Consumer Cyclical, Consumer Non-Cyclical, Transportation and Capital Goods benefited performance while positioning in REITS and Banking detracted. At the issuer level, Ahern Rentals (Capital Goods), Occidental Petroleum (Energy) and Chesapeake Energy (Energy) were the top contributors while Bank of America (Banking), Goldman Sachs (Banking) and JP Morgan Chase (Banking) were the top detractors.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Floating Rate Income’s Class I returned 3.29%, compared to a return of 3.22% for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, Class P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class I	3.29%		3.54%	4.18%
Fund’s Class A without sales charge	2.87%		3.20%	3.87%
Fund’s Class A with maximum sales charge	(0.21%	)	2.59%	3.56%
Fund’s Class C without sales charge	2.15%		2.50%	3.13%
Fund’s Class C with maximum sales charge	1.16%		2.50%	3.13%
Credit Suisse Leveraged Loan Index	3.22%		4.05%	4.47%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Advisor Class	3.25%		3.49%	4.10%
Credit Suisse Leveraged Loan Index	3.22%		4.05%	4.55%

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Class P	3.28%		3.52%	3.77%
Credit Suisse Leveraged Loan Index	3.22%		4.05%	4.20%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. Using a fundamental approach with a top down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

For the reporting period, the Fund outperformed the benchmark primarily due to credit quality allocations and overweight to second-lien loans. During the reporting period, B rated loans outperformed both BB rated loans and distressed loans (loans rated CC and below). The Fund’s overweights (relative to its benchmark) to issuers in the Energy, Gaming/Leisure and Aerospace sectors benefited performance while underweights to Metals/Minerals, Consumer Non-Durables and Transportation sectors detracted from performance. The Fund’s overweight to second lien CCC rated issuers contributed to performance during the reporting period. The Fund’s focus on larger and more liquid issuers, generally those with facility sizes greater than $1 billion detracted from performance as smaller issuers outperformed.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds High Income’s Class I returned -0.20%, compared to a return of -0.66% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, Class P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(0.20%	)	4.54%	5.27%
Bloomberg US High-Yield 2% Issuer Capped Bond Index	(0.66%	)	4.68%	5.74%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(0.36%	)	4.28%	5.01%
Fund’s Class A with maximum sales charge	(4.60%	)	3.37%	4.54%
Fund’s Class C without sales charge	(1.17%	)	3.53%	4.26%
Fund’s Class C with maximum sales charge	(2.12%	)	3.53%	4.26%
Fund’s Advisor Class	(0.11%	)	4.56%	5.28%
Bloomberg US High-Yield 2% Issuer Capped Bond Index	(0.66%	)	4.68%	5.70%

	1 Year		5 Years	Since Inception (1/14/15)
Fund’s Class P	(0.20%	)	4.54%	4.79%
Bloomberg US High-Yield 2% Issuer Capped Bond Index	(0.66%	)	4.68%	5.25%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments or in instruments with characteristics of non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

For the reporting period, the Fund outperformed the benchmark primarily due to security selection within corporate credit and an underweight (relative to the benchmark) to duration. The Fund’s underweight to BB rated securities and overweight to CCC rated securities benefited performance given the rally in lower quality issuers. The Fund’s exposure to select equity holdings contributed to performance. At the sector level, underweights to Communications and Banking benefited performance. The Fund’s underweight to Independent Energy and selection within Technology and Electric Utilities detracted from performance. At the issuer level, Ahern Rentals (Capital Goods), Occidental Petroleum (Energy) and Diamond Sports (Communications) were the top contributors while Talen Energy (Electric Utility), Bausch Health (Consumer Non-Cyclical) and Charter Communications (Communications) were the top detractors.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small/Mid-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Small/Mid-Cap’s Advisor Class returned -2.52%, compared to a return of 0.34% for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (1/11/16)
Fund’s Advisor Class	(2.52%	)	8.27%	10.95%
Fund’s Class A without sales charge	(2.82%	)	7.98%	10.69%
Fund’s Class A with maximum sales charge	(6.97%	)	7.05%	9.93%
Fund’s Class C without sales charge	(3.53%	)	7.20%	9.87%
Fund’s Class C with maximum sales charge	(4.44%	)	7.20%	9.87%
Russell 2500 Index	0.34%		11.57%	14.08%

	1 Year		5 Years	Since Inception (12/31/14)
Fund’s Class R6	(2.44%	)	8.35%	8.49%
Russell 2500 Index	0.34%		11.57%	10.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included energy, real estate, and financials. Conversely, the consumer discretionary, healthcare, and information technology sectors were the least impactful to the Fund’s absolute performance. Sector allocation was negative, with the main detractors coming from consumer discretionary, financials, and real estate, partially offset by positive attribution from energy, consumer staples, and information technology. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the real estate, industrials, and financials sectors falling short of those of the detractors in the consumer discretionary, materials, and energy sectors.

Turning to individual stocks, a top detractor from the Fund’s performance included Avaya Holdings Corp., a communication technology provider, which posted mixed results throughout the year as the company continued its migration to a subscription and cloud business model. We still believe in this transition toward a fully cloud communications company as the more flexible “work from anywhere” trends appear to have changed the demand for digitization and movement to the cloud for communications. With this as a backdrop along with a broader and deeper set of cloud and subscription service offerings, the company appears well-positioned to benefit in the long-term. Another detractor from the Fund’s performance was AdaptHealth Corp, a distributor of home medical equipment, which was pressured after its co-CEO Luke Magee was charged by Denmark of tax fraud on past private activities unassociated with AdaptHealth. After an independent investigation commissioned by the Board, Magee resigned and the company’s other co-CEO, Steve Griggs, was named sole CEO. Subsequently, the stock is fundamentally positioned to benefit from the migration of administered healthcare toward lower-cost out-patient locations like the home, however the company was impacted by the COVID-19 Omicron variant disruption to patient admissions and discharges to the home. More recently, management also lowered company sales guidance due to an extended product recall of its distributed CPAP machine (sleep apnea) that’s manufactured by Phillips. Lastly, Heron Therapeutics Inc, a biotechnology company with a best-in-class injectable drug to treat post-surgical pain, whose drug launched in the third quarter of 2021 and early commercial results in consecutive quarters missed analyst revenue estimates, and raised the risk of a dilutive equity capital raise to fund operations to profitability (where there is low visibility).

Top individual stock contributors to the Fund’s performance included Diamondback Energy, Inc., an exploration & production company focused on the Permian Basin in Texas, which rose with the strength in oil prices in 2021. The company divested Williston Basin assets in North Dakota for a price above most broker expectations. It outperformed again in early 2022, as oil prices spiked due to concerns over the sanction

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

of Russian supply, and as Organization of the Petroleum Exporting Countries and countries loosely affiliated with the cartel (OPEC+) failed to produce up to the cartel-mandated quotas. Another contributor to the Fund’s performance, Evoqua Water Technologies Corp, a water treatment equipment & services company, was strong on the news that proposed new U.S. infrastructure spending would include $56 billion to upgrade and modernize America’s wastewater, stormwater, and drinking systems. More specific to Evoqua, the proposal included a $10 billion allocation to the monitoring and remediation of Per- and polyfluoroalkyl substances (PFAS-chemicals linked to cancer) in drinking water; Evoqua holds a large market share in this growing niche and would likely be a direct beneficiary of such spending.

Pacific Funds Small-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Small-Cap’s Advisor Class returned -3.13%, compared to a return of -5.79% for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	Since Inception (1/11/16)
Fund’s Advisor Class	(3.13%	)	7.45%	10.62%
Fund’s Class A without sales charge	(3.38%	)	7.18%	10.34%
Fund’s Class A with maximum sales charge	(7.48%	)	6.26%	9.59%
Fund’s Class C without sales charge	(4.07%	)	6.39%	9.52%
Fund’s Class C with maximum sales charge	(4.98%	)	6.39%	9.52%
Russell 2000 Index	(5.79%	)	9.74%	13.08%

	1 Year		5 Years	Since Inception (12/31/14)
Fund’s Class R6	(3.07%	)	7.53%	7.77%
Russell 2000 Index	(5.79%	)	9.74%	9.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class outperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included energy, real estate, and industrials. Conversely, the consumer discretionary, healthcare, and information technology sectors detracted from the Fund’s absolute performance. Sector allocation was negative, with the main detractors coming from consumer discretionary, energy, and real estate, partially offset by positive relative performance from healthcare, communication services, and information technology. Stock selection was the primary driver of the Fund’s relative outperformance, with the effects of contributors in the healthcare, industrials, and financials sectors outshining detractors in the consumer discretionary, information technology, and utilities sectors.

Turning to individual stocks, top individual stock contributors to the Fund’s performance included Magnolia Oil & Gas Corp., an exploration & production (E&P) company operating in Texas, which revealed continued improvement in well results at its developing Giddings asset. As an unhedged E&P company, Magnolia was a direct beneficiary of higher oil and natural gas prices in 2021. The company continued to outperform in early 2022, as oil prices spiked due to concerns over the sanction of Russian supply, and as Organization of the Petroleum Exporting Countries and countries loosely affiliated with the cartel (OPEC+) failed to produce up to the cartel-mandated quotas. The company’s management continues to aggressively repurchase shares, reducing a previous private equity overhang on the stock. Another contributor to the Fund’s performance was NexPoint Residential Trust, Inc, a real estate investment trust that owns and operates middle-income multi-family residential real estate in southern markets in the United States, which reported better-than-expected earnings and accelerating rent growth with increased occupancy. Its renovated apartment rents remain at a discount to other housing options and thus the company’s value proposition to tenants remains intact. In addition, private market transactions provided a supportive valuation marker. Lastly, Brigham Minerals, Inc. , an oil mineral royalty company, benefited from stronger oil prices early in 2021, which drove increased drilling activity by private operators, and the company’s valuation subsequently increased. Like Magnolia (as noted above), Brigham outperformed again in early 2022, as oil prices spiked

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

due to concerns over the sanction of Russian supply, and as OPEC+ countries failed to produce up to the cartel-mandated quotas. The company also made a key asset acquisition in Colorado that created value for its shareholders.

Detractors from the Fund’s performance included Avaya Holdings Corp., a communication technology provider, which posted mixed results throughout the year as the company continued its migration to a subscription and cloud business model. We still believe in this transition toward a fully cloud communications company as the more flexible “work from anywhere” trends appear to have changed the demand for digitization and movement to the cloud for communications. With this as a backdrop along with a broader and deeper set of cloud and subscription service offerings, the company appears well-positioned to benefit in the long-term. Another detractor from the Fund’s performance was Heron Therapeutics Inc, a biotechnology company with a best-in-class injectable drug to treat post-surgical pain, whose drug launched in the third quarter of 2021 and early commercial results in consecutive quarters missed analyst revenue estimates, and raised the risk of a dilutive equity capital raise to fund operations to profitability (where there is low visibility).

Pacific Funds Small-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, Pacific Funds Small-Cap Value’s Advisor Class returned 7.38%, compared to a return of 3.32% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2022. For comparison purposes, the performance of all classes for the periods ended March 31, 2022 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year	5 Years	Since Inception (1/11/16)
Fund’s Advisor Class	7.38%	7.17%	10.63%
Fund’s Class A without sales charge	7.15%	6.89%	10.32%
Fund’s Class A with maximum sales charge	2.61%	5.96%	9.55%
Fund’s Class C without sales charge	6.41%	6.12%	9.52%
Fund’s Class C with maximum sales charge	5.41%	6.12%	9.52%
Russell 2000 Value Index	3.32%	8.57%	12.95%

	1 Year	5 Years	Since Inception (12/31/14)
Fund’s Class R6	7.48%	7.21%	7.51%
Russell 2000 Value Index	3.32%	8.57%	8.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class outperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included energy, materials, and real estate. Conversely, the consumer discretionary, healthcare, and information technology sectors were the least impactful to the Fund’s absolute performance, with the consumer discretionary sector partially detracting from overall returns. Sector allocation was negative, with the main detractors coming from energy, utilities, and real estate, partially offset by positive attribution from healthcare, consumer staples, and communication services. Stock selection was the primary driver of the Fund’s relative outperformance, with the effects of contributors in the materials, healthcare, and financials sectors outshining detractors in the consumer discretionary, information technology, and utilities sectors.

Turning to individual stocks, top individual stock contributors to the Fund’s performance included Magnolia Oil & Gas Corp. , an exploration & production (E&P) company operating in Texas, which revealed continued improvement in well results at its developing Giddings asset. As an unhedged E&P company, Magnolia was a direct beneficiary of higher oil and natural gas prices in 2021. The company continued to outperform in early 2022, as oil prices spiked due to concerns over the sanction of Russian supply, and as Organization of the Petroleum Exporting Countries and the countries loosely affiliated with the cartel (OPEC+) failed to produce up to the cartel-mandated quotas. The company’s management continues to aggressively repurchase shares, reducing a previous private equity overhang on the stock. Another contributor to the Fund’s performance was Alcoa Corporation, an aluminum producer, which benefited from strong demand for aluminum across consumers, auto, industrial, and aerospace end markets. Supply has also tightened as China continues to reign in supply on concerns about elevated energy costs

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

and the environmental impact of highly polluting aluminum smelters. The net effect is strong positive revisions to Alcoa’s expected earnings power and free cash flow reflected in consensus estimates. It subsequently benefitted from higher global aluminum prices as concerns about sanctions on Russian aluminum supply mounted, following Russia’s invasion of Ukraine. Continued prudent capital allocation and a significantly de-levered balance sheet have been received well by the market. Management confirmed that major greenfield investments will not be a near-term priority, reinforcing a strong capital-return story at current high aluminum prices. Lastly, Brigham Minerals, Inc., an oil mineral royalty company, benefited from stronger oil prices in 2021, which drove increased drilling activity by private operators, and the company’s valuation subsequently increased. Like Magnolia (as noted above), Brigham outperformed again in early 2022, as oil prices spiked due to concerns over the sanction of Russian supply. The company also made a key asset acquisition in Colorado that created value for its shareholders.

A top detractor from the Fund’s performance was BJ’s Restaurants, Inc., a casual dining restaurant, which was under pressure in 2021 due to the combination of profit taking following strong stock performance along with concerns over sustainability of improving trends. It was also negatively impacted during periods of rising COVID-19 cases. Another detractor from the Fund’s performance was Avaya Holdings Corp., a communication technology provider, which posted mixed results throughout the year as the company continued its migration to a subscription and cloud business model. We still believe in this transition toward a fully cloud communications company as the more flexible “work from anywhere” trends appear to have changed the demand for digitization and movement to the cloud for communications. With this as a backdrop along with a broader and deeper set of cloud and subscription service offerings, the company appears well-positioned to benefit in the long-term.

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Inflation Managed Fund returned 3.97%, compared to a return of 4.29% for its benchmark, the Bloomberg US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	5 Years	10 Years
Fund’s Class P	3.97%	4.45%	2.46%
Bloomberg US TIPS Index	4.29%	4.43%	2.69%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company, LLC served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities.

The Fund’s short position to core United Kingdom (U.K.) Retail Price Index detracted from performance. U.S. interest rate strategies detracted from performance as the yield curve flattened (front end rates rose more than long end rates). An overweight to U.S. and European breakeven inflation, the difference between nominal and real interest rates, contributed to performance.

During the reporting period, the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote and purchased options and swaptions on futures, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some of the Fund’s securities, or as a part of a tactical investment strategy. The Fund also held inflation caps to hedge duration.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by J.P.Morgan Investment Management Inc., Pacific Investment Management Company LLC and Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Managed Bond Fund returned -5.01%, compared to a return of -4.15% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(5.01%	)	2.57%	2.93%
Bloomberg US Aggregate Bond Index	(4.15%	)	2.14%	2.24%

(1)

J.P. Morgan Investment Management Inc. became co-sub-advisor to the Fund on October 23, 2020 and some investment policies changed at that time. Western Asset Management Company, LLC became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The Fund is co-sub-advised by JP Morgan, PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

JP Morgan

For the reporting period, the portion of the Fund managed by JP Morgan underperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we at JP Morgan invest our portion of the Fund assets in debt securities that focused on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the reporting period, the Treasury yield curve flattened (front end rates rose more than long end rates) by 1.58% between two- and ten-year market indicators. Two-year yields ended 2.18% higher to finish the reporting period at 2.34%, while the ten-year was 0.60% higher to finish at 2.34%.

For our portion of the Fund, the Fund’s yield curve posture was a detractor from performance, while the Fund’s duration positioning was a positive contributor to the performance of our portion of the Fund. When interest rates rise across the maturity spectrum, those issues with a longer time to maturity decline in price more than those with shorter maturities, all else being equal. We had focused on securities with a shorter maturity and emphasized what is called the belly of the curve, which is more specifically securities with maturities in the next five to ten-years. In addition, we had a lower weighting of securities that mature farther out, which was negative for performance. For the portion of the Fund we managed, the Fund duration, which is an effective measure of how long it will take to have the investments returned either through principal paydowns, interest coupon payments or maturities, was lower than that of the benchmark. In a rising rate period, which was the case during the reporting period, this contributed to the Fund’s performance relative to the benchmark.

For our portion of the Fund, security selection in agency mortgage-backed securities was a positive contributor, as the Fund’s mortgages outperformed benchmark mortgage pass-throughs. From a sector allocation perspective, the Fund’s underweight to the mortgage-backed securities sector was also positive.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

For our portion of the Fund, the Fund’s underweight to corporate bonds was a detracted from performance relative to the benchmark, while sector allocation in securitized credit (non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities) was positive for performance relative to the benchmark.

PIMCO

For the reporting period, the portion of the Fund managed by PIMCO outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments.

For our portion of the Fund, tactical U.S. duration positioning and short exposure to U.K. interest rates contributed to performance, while interest rate strategies within emerging markets, particularly a preference for Latin American debt, detracted from performance.

For our portion of the Fund, an underweight to Agency mortgage backed securities (MBS) and an overweight to non-Agency MBS both contributed to relative performance. Underweight positioning within investment grade credit and out of benchmark exposure to high yield credit also contributed to performance. Exposure to USD denominated Israeli Government debt detracted from performance. Within currencies, exposure to the Japanese Yen detracted from performance.

During the reporting period, our portion of the Fund bought and sold credit protection through credit default swaps to increase and decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Our portion of the Fund sold/wrote options on futures, bond indices, and also purchased options on futures, bond indices, and to-be-announced (TBAs) as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some of the Fund’s securities, and to express certain views on currency markets.

Western Asset

For the reporting period, the portion of the Fund managed by Western Asset underperformed the benchmark. For our portion of the Fund, we at Western Asset seek to maximize total return consistent with prudent investment management. We utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

During the reporting period, in our portion of the Fund, interest rate exposure (which includes both duration and yield curve positioning) and spread sectors detracted from performance. The Fund’s duration positioning was a detractor to performance, while yield curve positioning contributed to performance. Our portion of the Fund held a long duration position relative to the benchmark that served as a diversification strategy for spread sector exposure as well as a hedge against potential challenges to global growth. At the start of the reporting period, we believed that interest rates would stay relatively low and range-bound and that inflation would prove to be transitory, but ultimately, interest rates significantly increased during the reporting period, which detracted from performance. Additionally, in terms of the yield curve, our portion of the Fund was generally positioned for a flatter yield curve as we believed that the Federal Reserve would keep the front and intermediate parts of the yield curve anchored. Ultimately, during the reporting period, the yield curve flattened, which contributed to performance.

For our portion of the Fund, exposure to Emerging Markets (EM) was another detractor to performance during the reporting period. This was mainly due to the selloff in Russian local-currency assets with the imposition of sanctions after Russia’s invasion of Ukraine. Additionally, U.S. dollar-denominated bond spreads widened over the reporting period and EM currency performance was mixed. Finally, Non-U.S. Developed Market positions detracted from performance as we held long positions to certain foreign currencies and most foreign currencies ultimately weakened versus the U.S. dollar during the reporting period.

For our portion of the Fund, corporate credit exposures, including both investment grade and high-yield/high risk or non-investment grade debt, were positive contributors to performance as these sectors generated positive excess returns despite modestly wider spreads. Our portion of the Fund began the reporting period with overweights to both sectors, and tactically added to investment-grade bonds later in the reporting period as spreads widened with the emergence of the Omicron COVID-19 variant. We believed that investment-grade corporate bonds remained attractive relative to U.S. Treasuries and that certain subsectors and issuers still had further upside. In non-investment grade bonds, we held an out-of-benchmark exposure with a preference for higher-quality, shorter-duration issues, as we believed that select high-yield subsectors and individual issuers would present compelling value opportunities.

Other contributors to our portion of the Fund’s performance during the reporting period include exposures to structured products, namely non-agency mortgage backed securities (MBS) and commercial MBS. Structured products, in aggregate, contributed to performance as the sector generated positive excess returns. We believed that fundamentals in the structured product market were sound and improving as the economy reopens, and valuations were attractive relative to historical levels. Finally, an underweight position in agency MBS also contributed to performance as the sector underperformed. Although mortgage valuations were generally fair, we maintained an underweight position as we felt certain coupons appeared expensive and saw more attractive return opportunities in select spread sectors relative to agency MBS.

During the reporting period, our portion of the Fund primarily used a combination of U.S. Treasury, Eurodollar and non-US interest rate futures, options, swaps and swaptions to manage its overall duration and yield curve exposure as well as exposures to certain international bond markets. Credit default swaps on investment-grade indices as well as high-yield issuers and indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards and options to hedge positions as well as to take outright positions in a variety of emerging and developed market currencies, including the Australian dollar (AUD), Mexican peso (MXN), Japanese yen (JPY), British pound (GBP), and Euro (EUR).

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Short Duration Bond Fund returned -2.91%, compared to a return of -2.91% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class P	(2.91%	)	1.60%	1.31%
Bloomberg US 1-3 Year Government/Credit Bond Index	(2.91%	)	1.26%	1.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund performed in line with the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities. Furthermore, the Fund will invest in out-of-benchmark securitized sectors to pick up incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration, which is generally expected to track the duration of the benchmark (plus or minus a half year), as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Yield curve positioning, which describes the portfolio’s performance attributable to changing interest rates, was the primary contributor to relative performance. Over the reporting period, the Fund maintained a shorter average duration profile relative to the benchmark, which was beneficial amid a broad-based rise in U.S. Treasury yields. Furthermore, an underweight in the short end of the yield curve also contributed as the Treasury curve flattened later in the period.

Security selection within investment-grade corporate bonds contributed to relative results. Credits issued by global banks were supported by strong corporate earnings, and exploration and production names in the energy sector received a boost from a rally in oil prices.

Sector allocation was constructive in aggregate. An overweight to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries helped relative performance amid improving corporate fundamentals and generally encouraging corporate earnings. Against this supportive fundamental backdrop, the Fund’s allocation to credits rated A and BBB generated relative gains. Out-of-benchmark allocations to securitized sectors produced mixed results. Holdings in mortgage-backed securities detracted as the sector faced headwinds from rate volatility, elevated supply, and the unwinding of the U.S. Federal Reserve’s quantitative easing program. Additionally, an underweight allocation to government-related credits detracted from performance. An allocation to cash for liquidity purposes also hindered relative performance as risk assets continued to recover from the pandemic-induced downturn.

As of the end of the reporting period, the Fund held interest rate futures that contributed to returns.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Debt Fund (sub-advised by Principal Global Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Emerging Markets Debt Fund returned -1.11%, compared to a return of -7.71% for its benchmark, the J.P Morgan Emerging Markets Blended-Equal Weighted Index and -7.44% for the J.P. Morgan Emerging Markets Bond Index Global Diversified Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class P	(1.11%	)	1.20%	2.26%
J.P.Morgan JEMB Equal Weighted Index	(7.71%	)	1.62%	2.38%
J.P. Morgan EMBI Global Diversified Index	(7.44%	)	1.69%	3.55%

(1)	Principal Global Investors LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the Fund’s benchmark index, the J.P. Morgan Emerging Market Blended – Equal Weighted Index. The Fund also outperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified Index, which was the Fund’s benchmark index prior to November 1, 2021. The Fund changed its benchmark index in connection with the Fund’s change in sub-adviser to reflect the emerging market debt asset class utilized by the current sub-adviser.

PGI

Principal Global Investors assumed management of the Fund on November 1, 2021. During the approximate 5-month period when Principal Global Investors managed the Fund from November 1, 2021 through March 31, 2022, the Fund outperformed the benchmark. We at Principal Global Investors follow a total return strategy of considering investments in all emerging market debt asset classes. The strategy is designed to be an “all-weather” solution across the emerging market debt market cycle with an emphasis on potentially limiting volatility and liquidity risk by using a dynamic allocation to emerging market bonds and derivatives.

Three factors explain the bulk of the outperformance relative to the index benchmarks over the period we managed the Fund. The first being our ability to timely deleverage risk in Russia. Additionally, the Fund has been significantly underweight duration which contributed to relative performance. Foreign Exchange (FX) currency positioning contributed to relative performance as well.

The main performance contributors during the period we managed the Fund were positions in Brazil Local Sovereign and paid rates positions in Poland and United States. Brazil is a large commodity export country and benefited from the global rise in commodity prices. In Poland, the Fund has been paying the five year rate on the local Polish curve on the thesis that the Polish Central Bank was going to be forced to raise rates quickly to fight inflation pressures. The trade worked very well over the period we managed the Fund as they raised the policy rate by 0.75% in November of 2021 and another 0.50% in December of 2021. We hedged the Fund’s duration using short durations on United States debt, with the Fund benefiting from rising interest rates.

Unsurprisingly, the largest detractors over the period we managed the Fund stem from the Fund’s exposure to Ukraine. Although we reduced positions in Ukraine during the month of February,2022, the remaining position in sovereign and state guaranteed paper detracted from performance. Furthermore, remaining detractors for the period we managed the Fund were mainly from hard-currency sovereign positions which drew down given the negative risk sentiment with “non-oil” names such as Romania and Tunisia underperforming.

Additionally, an off-index position in Venezuela detracted from relative performance over the period we managed the Fund. There was some price insensitive position clearing at the end of the period we managed the Fund across the complex which particularly negatively impacted Petroleos de Venezuela, the Venezuelan state-owned oil and natural gas company which represented the bulk of the Fund’s Venezuela exposure during the period we managed the Fund.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Over the period that we managed the Fund, the Fund bought protection against emerging markets spreads through credit default swaps and utilized U.S. Treasury Futures and Swaps as macro hedges to adjust the emerging markets spread and U.S interest rate duration profile of the Fund.

Ashmore

During the reporting period, Ashmore managed the Fund from April 1, 2021 through October 29, 2021. During that approximate seven-month period, the Fund outperformed the benchmark. During the period we at Ashmore managed the Fund, we invested its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the period we managed, the Fund’s allocation to emerging markets sovereign external debt decreased, starting the reporting period at 58.65% and ending at around 57.65% of the Fund’s net asset value (NAV). Over the period we managed, the Fund the Fund’s exposure to corporate debt increased, starting the reporting period at 14.03% and ending at around 16.41% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions shifted throughout the period we managed the Fund, starting the reporting period at 46.26% and ending at around 22.25% of NAV.

The Fund’s overweight position in hard currency sovereign external debt and underweight position in local currency sovereign debt contributed to the Fund’s relative performance over the period we managed the Fund. Overall, the largest contributor over the period we managed the Fund was driven by asset allocation in hard currency sovereign debt. The Fund’s off-benchmark allocation to corporate debt detracted from relative returns over the period we managed the Fund.

The largest country contributors to Fund performance over the period we managed the Fund were overweight debt positions in Ecuador and underweight positions in Poland. The top country detractors from performance over the period we managed the Fund were corporate debt positions in China and sovereign local currency positions in Brazil.

The Fund’s positions in derivatives were mainly in foreign exchange (FX) currency forwards — notably to hedge the FX exposure of some local currency bond positions, and some swaps — for efficient portfolio management purposes.

In Ecuador, bond prices pulled back over the period we managed the Fund, on profit-taking after an extended positive run. The International Monetary Fund (IMF) approved disbursement of approximately $800 million U.S. dollars in the wake of the second and third reviews of the country’s funding program, bringing total disbursements under the program to $4.8 billion U.S. dollars. Finance Minister Cueva indicated that the country might consider a return to the global bond markets in 2022, a step which would require continued structural reforms to bolster the country’s creditworthiness.

Inflationary pressures in Poland drove a sell-off in rates, the Polish central bank (NBP) hiked its policy rate by 0.40% to 0.50% in October (surprising consensus expectations for no change) in a bid to anchor inflation expectations. In political news, the Polish constitutional tribunal ruled that certain articles of the European Union (EU) treaty are incompatible with the Polish constitution and impede the country’s sovereignty, intensifying a conflict over democratic backsliding that questions Poland’s access to both the EU pandemic aid and its membership in the EU.

Escalating tensions in the political sphere in Brazil hit asset prices, creating hurdles for the government in its attempts to move economic reforms through its Congress. However, Congress has forged ahead with an income tax reform bill, as the Brazilian government looks to reduce the primary fiscal deficit to less than 1.0% of gross domestic product (GDP) in 2022. The release of 2021 second quarter GDP showed an economy that was not rebounding as quickly as had been expected, likely exacerbated by the impact of monetary policy normalization. Presidential elections are scheduled for 2022, with a likely battle between President Bolsonaro and former President Lula and a potential spoiler candidate from the center. On the rates side, the Brazilian Central Bank (BCB) increased its policy rate to 6.25% over the third quarter of 2021, in line with consensus. The BCB expects inflation to decline in 2022.

China reported in September 2021 the first contraction in its manufacturing Purchasing Managers Index (PMI) since the start of the pandemic, highlighting concerns about the impact on the global economy of weakness in the world’s second largest economy. While the crisis engulfing the real estate sector certainly seemed to grab headlines, overall economic data was better than expected towards the end of the period. The People’s Bank of China has injected $610 billion Chinese Yuan Renminbi (approximately $94 billion U.S. dollars) of liquidity via open market operations into the banking system since September 17, 2021 ahead of its one-week holiday from October 1 to October 7, 2021. On the political end, President Xi Jinping had two telephone calls with U.S. President Joe Biden as they agreed to hold further discussions in areas where China’s interests converge and diverge with America. The U.S. statements said that Biden is committed to “responsibly manage the competition between the countries”, while China emphasized the bilateral relationship needs a rebalance across all areas (i.e. less undermining of China’s economy and technology development is necessary for further cooperation in other areas such as climate change).

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Growth Fund returned 7.84%, compared to a return of 14.98% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	5 Years	10 Years
Fund’s Class P	7.84%	19.33%	15.69%
Russell 1000 Growth Index	14.98%	20.88%	17.04%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in the technology sector detracted from performance relative to the benchmark. Within this sector, an underweight position in computer and personal electronics maker Apple was the largest detractor as the iPhone maker continued to see strength in phone sales and services revenue. Additionally, the Fund’s overweight positions in software and digital payments holdings underperformed as higher growth/multiple names were weak over the trailing 6 months.

Stock selection in the autos & housing sector detracted from relative returns, led by not holding shares of electric vehicle manufacturer Tesla, which continued to see strong vehicle sales numbers over the period and was the second largest detractor.

An overweight position in the special products & services segment negatively impacted relative performance. Within this sector, the Fund’s overweight positions in businesses focused on payment technology and data analytics hurt relative results, due to a combination of above average multiples compressing and slowing growth profiles

Elsewhere, the Fund’s out of the benchmark holding of shares of internet and mobile platform company Sea (not held in the Fund at reporting period end), and not holding shares of pharmaceutical company Abbvie and wholesale retailer Costco Wholesale, hindered relative performance.

Stock selection in the health care sector contributed to relative performance. Within this sector, the Fund’s position in healthcare equipment manufacturer Danaher and an overweight position in life sciences supply company Thermo Fisher Scientific bolstered relative returns, as earnings segments tied to COVID-19 testing kits were stronger than expected.

Other top relative contributors included not holding shares of benchmark constituents Zoom Video Communications, and other businesses tied to home improvement, streaming and at-home fitness that were, largely viewed as stay-at-home beneficiaries, which faced difficult year-over-year comparisons. The Fund’s relative positions in digital advertising businesses, overweight Alphabet and underweight Meta Platforms (formerly Facebook) contributed to relative returns, as Meta faces increased political and regulatory scrutiny on a relative basis, and has begun a massive investment cycle towards virtual reality concepts that include the “Metaverse”.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Large-Cap Value Fund returned 13.45%, compared to a return of 11.67% for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year	5 Years	10 Years
Fund’s Class P	13.45%	10.86%	11.39%
Russell 1000 Value Index	11.67%	10.29%	11.70%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall stock selection contributed to performance for the reporting period, while sector allocation detracted. The Fund’s stock selection in the information technology (IT), industrials, utilities, financials and health care sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s overweight position in the energy sector contributed the most to relative performance. On an individual stock basis, the leading contributors to relative performance included positions in exploration and production energy company ConocoPhillips in the energy sector; leading global payments company American Express in the financials sector; and Sempra Energy, a best-in-class utility with regulated assets in California and Texas in the utilities sector.

Stock selection in the materials and real estate sectors, overweights to the IT, industrials and communication services sectors and underweights to the health care and real estate sectors detracted from relative performance. On an individual stock basis, the leading relative detractors from Fund performance for the reporting period included our holdings in industrials company Vertiv, which is a leader in power and thermal management and related tools and systems used by data centers, enterprise and industrials customers and communication carriers globally; Berkshire Hathaway, a holding company in the financials sector engaged in a set of diverse businesses including insurance, freight rail transportation, utility and energy generation and distribution, among others; and pay-TV, broadband and telephone services provider Charter Communications in the communication services sector.

During the reporting period, we established new positions in electronic payment company Visa, in the IT sector, and Intel, the world’s largest manufacturer of semiconductors, including CPUs for computers and mobile devices, also in the IT sector. We exited positions in household packaging and containers company Reynolds Consumer Products in the consumer staples sector; semiconductor company NXP Semiconductors in the IT sector; wireless network operator T-Mobile in the communication services sector; diversified financial services company Capital One in the financials sector; and leading supplier of etch and deposition equipment used in the manufacturing process of semiconductors, Lam Research, in the IT sector.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Small-Cap Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Small-Cap Growth Fund returned -15.66%, compared to a return of -14.33% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(15.66%	)	17.05%	11.11%
Russell 2000 Growth Index	(14.33%	)	10.33%	11.21%

(1)

The Fund changed its name from PF Developing Growth Fund and MFS began managing the Fund on May 1, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at MFS focus on investing the Fund’s assets in the stocks of small-capitalization companies we believe to have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.

Stock selection within the industrials sector detracted from performance relative to the benchmark, led by the Fund’s out of benchmark holding in digital automotive wholesale retailer ACV Auctions; shares of the company declined as management confirmed that conditions were satisfied for a partial lockup release associated with its IPO. Another Fund detractor was due to the decline in the stock price of building products manufacturer AZEK; despite the company’s better than anticipated sales and margin growth, macroeconomic and global geopolitical events appeared to have weighed on investor sentiment.

An underweight to the energy sector detracted from relative results as energy was the best performing sector within the index during the 12-month period.

Stocks in other sectors that detracted from relative results included cross-border payment platform Remitly Global. Although the company reported robust revenue growth, the share price declined over concerns of increased competition and potential disruption of cross-border commerce, partially as a result of the Ukraine conflict. The Fund’s out of benchmark holdings of used vehicle ecommerce platform Vroom (not held in the Fund at reporting period end) detracted as the company faced higher reconditioning costs, labor shortages and a lowered near-term outlook from management. Event management and enterprise safety software developer Everbridge shares declined sharply after the company announced the resignation of its CEO and a disappointing fiscal year 2022 sales outlook.

Turning to sector level contributors, an underweight allocation to the health care sector contributed to relative results as did stock selection within the real estate sector

Individual relative contributors for the period included the Fund’s out of benchmark position in global payment solutions provider Nuvei (Canada), who reported stronger-than-expected fourth-quarter of 2021 financial results and 2022 guidance, which reflected robust organic sales growth across all of its major business channels. Government intelligence and nationality security information solutions and services provider CACI International, an out of benchmark holding, outperformed after the company raised its revenue guidance for fiscal-year 2022. The Fund’s overweight holdings of security risk intelligence solutions provider Rapid7 benefitted relative results as the company reported strong growth in its customer base, significant acceleration in profitability and better-than-anticipated cash flows. The Fund’s position in operations management and analytics company ExlService Holdings also benefitted relative results during the period.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Small-Cap Value Fund returned 2.25%, compared to a return of 3.32% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	5 Years	10 Years
Fund’s Class P	2.25%	8.45%	10.83%
Russell 2000 Value Index	3.32%	8.57%	10.54%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment goal by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in the equity securities of small-capitalization U.S. companies.

During the reporting period, overall sector allocation detracted from the Fund’s performance. An underweight relative to the benchmark to the energy sector and an overweight to the consumer-discretionary sector detracted, while underweights to the healthcare and communication-services sectors contributed to performance.

Overall security selection contributed to the Fund’s performance, particularly selection within the consumer-discretionary and healthcare sectors. Stock selection in the industrials and energy sectors detracted from performance during the reporting period.

SkyWest Inc., a regional airline, detracted from the Fund’s performance, as COVID-19 cases resumed an upward trajectory in the fourth quarter of 2021, resulting in airlines broadly underperformed due to fears of reduced demand and labor disruptions. Regis detracted as the hair salons operator suffered from labor shortages that kept it from fully staffing currently open locations and reopening some closed stores.

Houghton Mifflin Harcourt Co., a publisher of educational materials, books and media, contributed to Fund performance during the reporting period. Houghton received an offer from Veritas Capital in the first quarter of 2022 to be acquired for a significant premium. Cactus Inc., a manufacturer of wellhead and pressure control equipment for the onshore energy market, contributed. The stock benefited from expectations that the sharp increase in oil and gas prices would drive higher domestic energy production.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Emerging Markets Fund returned -23.63%, compared to a return of -11.37% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022

	1 Year		5 Years	10 Years
Fund’s Class P	(23.63%	)	4.46%	3.30%
MSCI Emerging Markets Index	(11.37%	)	5.98%	3.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The Invesco Emerging Markets Equity team uses a bottom-up, benchmark agnostic approach. We believe investment success requires both imagination and rigor. Differentiated research — focused on businesses, not stocks — allows us to unearth real options embedded in portfolio companies. Our long-term investment horizon allows us to capture opportunities often unappreciated by conventional wisdom.

From a sector perspective, the largest detractor from relative performance to the benchmark was stock selection in the financials sector. Stock selection and an underweight allocation to the communication services sector also detracted from performance as did stock selection in the energy sector. The largest contributors to relative performance were stock selection in the consumer staples, real estate, and consumer discretionary sectors.

From a country perspective, the largest detractor from relative performance was stock selection and a relative overweight in Russia. Stock selection in China negatively impacted relative performance as did an underweight and stock selection in Taiwan. Overweight allocations to Mexican, French, and Swiss equities contributed the most to relative performance.

The largest individual stock detractors for the reporting period were Yandex, Novatek and Tencent.

Yandex (Russia) is one of the dominant internet companies in Russia’s transforming digital landscape, holding leading positions in Russia’s search engine category, shared mobility platform, food delivery platform, ecommerce platform, classifieds for autos and real estate, in media, logistics networks, and grocery delivery. Due to local market closures, lack of trading partners, low liquidity, settlement concerns and future uncertainty as a result of global sanctions levied against Russia following its invasion of Ukraine, the price of all Russian equity holdings was adjusted to 0.00 as of March 2, 2022.

Novatek (Russia) is one of the largest independent global gas producers, and we believe it has considerable growth options in its portfolio of low cost, competitively advantaged liquefied natural gas (LNG) projects on the Yamal Peninsula. Demand for Novatek’s LNG projects, as well as its nascent projects in Carbon Capture Utilization and Storage (CCUS), is fundamentally supported by global push to develop sources of cleaner energy. As noted above, Russian equities were heavily impacted by global sanctions imposed on Russia following its invasion of Ukraine. Due to the ongoing local market closures in Russia, lack of trading partners, low liquidity, settlement concerns and future uncertainty, the price of all Russian equity holdings was adjusted to 0.00 as of March 2, 2022.

Tencent (China), a long-term holding of the Fund, is a Chinese internet and technology company that has developed a robust suite of offerings for its user base, including access to communication and social tools, PC and mobile games, a plethora of digital content, including long-form videos, news, music and literature. In addition, Tencent provides enterprise services, such as cloud computing and access to FinTech platforms to its clients, all of which, culminate in a robust digital ecosystem working to fulfill the needs of China’s consumers and companies. Lingering concerns about the impact of regulatory interventions have impacted the stock.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Grupo Mexico (Mexico) is a diversified mining company based in Mexico that boasts a portfolio of unique assets including the fourth largest copper mine in the world- Buena Vista del Cobra. We believe copper should rise in importance as countries, like the United States, roll out their green agendas — as electric vehicles and other forms of renewable energy are heavily dependent on the metal. Grupo Mexico is well positioned, with notable copper reserves including the Tia Maria mining operation in Peru, and a team focused on reduction of time and costs of extractions.

One of the largest iron ore and nickel producer globally is Vale (Brazil), a Brazilian multinational company with expertise in mining, logistics, energy, and steelmaking. Vale’s management team is actively working to streamline its portfolio, exemplified by the recent sale of its coal assets, so that the main focus is on base metals which stand to benefit from the structural shift towards renewable energies. For instance, Vale recently entered a multi-year contract to supply Tesla with the nickel needed to produce batteries for their fleet of electric vehicles. Vale has benefited from an incremental rise in nickel prices over the past few years as the green revolution became more viable, however, since Russia’s invasion of Ukraine, nickel prices have risen to historic highs.

PF International Growth Fund (formerly named PF International Large-Cap Fund) (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF International Growth Fund returned -4.56%, compared to a return of 1.16% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(4.56%	)	7.52%	6.39%
MSCI EAFE Index	1.16%		6.72%	6.27%

(1)	ClearBridge Investments, LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark.

ClearBridge

ClearBridge assumed management of the Fund on November 1, 2021. During the approximate five-month period from November 1, 2021 through March 31, 2022, when ClearBridge managed the Fund, the Fund underperformed the benchmark. The ClearBridge International Growth team seeks out attractively valued stocks across all market capitalizations to construct a diversified portfolio of growth companies in developed and emerging markets outside the US.

Relative to the benchmark, overall security selection and sector allocation detracted from the Fund’s performance during the period we managed the Fund. Specifically, stock selection within the information technology (IT) and communication services sector detracted the most from the Fund’s relative performance. An overweight to the IT sector also detracted from the Fund’s relative performance. On an individual holding basis, the leading detractors from relative Fund performance for the period we managed the Fund included positions in software development company Atlassian (Australia) and data search and analysis software maker Elastic (Netherlands) in the IT sector, job search and human resources services provider Recruit Holdings (Japan) in the industrials sector, fast fashion retailer Industria De Desino Textil (Spain) in the consumer discretionary sector, and commercial and consumer bank BNP Paribas S.A. (France) in the financials sector.

Relative to the benchmark, the Fund’s security selection in the energy and materials sectors contributed to performance during the period we managed the Fund. The Fund’s overweight to the energy sector and underweight to the consumer discretionary sector also had positive impacts on relative returns. In terms of individual holdings, the leading contributors to relative Fund performance included positions in oilfield services

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

and equipment provider Schlumberger (France) in the energy sector, freight rail operator Canadian Pacific Railway (Canada) in the industrials sector, securities exchange and financial data providers London Stock Exchange (United Kingdom) and Deutsche Boerse (Germany) in the financials sector and biotechnology company Argenx (Netherlands) in the health care sector.

During the period we managed the Fund, we established new positions in IT services provider Accenture (Ireland), solar inverter maker SolarEdge Technologies (Israel) and design software maker Dassault Systemes (France) in the IT sector, biotechnology company Zai Lab (China) and precision equipment and medical device maker Olympus (Japan) in the health care sector, Deutsche Boerse (Germany) and banking and financial services provider Canadian Imperial Bank of Commerce (Canada) in the financials sector, oil and gas exploration & production company Suncor Energy (Canada) in the energy sector and mining company Barrick Gold (Canada) in the materials. We closed the Fund’s positions in electronic payments platform StoneCo (Brazil), financial software maker Temenos (Switzerland), e-commerce enablement platform Shopify (Canada), payment processor Worldline (France) and semiconductor equipment maker Tokyo Electron (Japan) in the IT sector, e-commerce platform MercadoLibre (Uruguay) in the consumer discretionary sector, e-commerce, gaming and payments provider Sea Ltd. (Singapore) in the communication services sector and diversified financial services provider KBC Group (Belgium) and investment manager XP (Brazil) in the financials sector.

MFS

During the reporting period, MFS managed the Fund from April 1, 2021 through October 29, 2021. During that approximate seven-month period, the Fund outperformed the benchmark. We at MFS use a bottom-up investment style, which involves the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. During the period when MFS was managing the Fund, we invested primarily in the securities of foreign issuers with large market capitalizations pursuant to the investment strategies of the Fund in effect during that time period.

Stock selection and, to a lesser extent, an overweight position in the consumer, non-cyclical sector benefited performance relative to the benchmark during the period we managed the Fund. Contributing to relative returns was the Fund’s overweight positions in pharmaceutical companies Novo Nordisk (Denmark) which reported financial results that were above expectations, driven by strong sales performance in its insulin and biopharma businesses, and Merck KGaA (Germany) which boosted relative returns on the back of stellar quarterly earnings led by strong organic growth across all divisions, in particular Life Sciences and Healthcare/Electronics.; as well as credit risk services provider Experian (United Kingdom), imaging products manufacturer HOYA (Japan), information solutions provider RELX Group (United Kingdom), alcoholic beverage distributor Pernod Ricard (France) and luxury goods company Richemont (Switzerland).

Security selection in the industrial sector also contributed to relative performance during the period we managed the Fund. Within this sector, the Fund’s overweight position in electronics company Hitachi (Japan) strengthened relative results as the company’s share price outperformed the benchmark during the period we managed the Fund. Not holding positions within the poor-performing communications sector further contributed to relative returns during the period we managed the Fund. Notably, avoiding holding shares of technology investment firm Softbank (Japan) aided relative performance as the company’s share price came under pressure over the period we managed the Fund.

Elsewhere, the Fund’s overweight position in consulting services provider Capgemini (France), which reported strong revenue growth in its digital and cloud businesses, contributed to relative returns during the period we managed the Fund. During the period we managed the Fund, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of our investment decisions were driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Fund’s underweight position in the strong-performing energy sector dampened relative performance during the period we managed the Fund. Here, not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) weighed on relative returns as the company’s stock price outpaced the benchmark over the reporting period.

Stock selection in the technology sector also weakened relative results during the period we managed the Fund. Within this sector, not holding shares of lithography systems manufacturer ASML (Netherlands), which reported strong revenue growth in its digital and cloud businesses, and owning shares of the Fund’s out of the benchmark holdings in both multinational technology and entertainment conglomerate Tencent (China) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), detracted from relative returns.

Stocks in other sectors that further hindered relative performance during the period we managed the Fund included overweighting shares of medical equipment maker Koninklijke Philips (Netherlands). Although the company reported solid first-quarter financial results, driven by organic sales growth and margin expansion, the stock depreciated following a recall of its sleep care product DreamStation due to potential health concerns. Other stocks that hindered relative performance were insurance company AIA Group (Hong Kong), automotive lighting systems manufacturer Koito Manufacturing (Japan), machinery and industrial products manufacturer Kubota (Japan) and cosmetic products manufacturer Kose (Japan). Lastly, not holding shares of strong-performing biopharmaceutical company AstraZeneca (United Kingdom) hurt relative results.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF International Small-Cap Fund (sub-advised by FIAM, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF International Small-Cap Fund returned -1.34%, compared to a return of 0.03% for its benchmark, the MSCI ACWI ex USA Small Cap Index and a return of -3.34% for the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year		5 Years	Since Inception (1/14/15)
Fund’s Class P	(1.34%	)	6.15%	7.14%
MSCI ACWI ex USA Small Cap Index	0.03%		7.89%	7.85%
S&P Developed Ex-U.S. SmallCap Index	(3.34%	)	7.53%	7.94%

(1)	FIAM began managing the Fund on November 1, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the Fund’s benchmark index, the MSCI ACWI ex USA Small Cap Index. The Fund outperformed the S&P Developed Ex-U.S. SmallCap Index, which was the Fund’s benchmark index prior to November 1, 2021. The Fund changed its benchmark index in connection with the Fund’s change in sub-adviser to reflect to reflect the current sub-adviser’s investment strategy and approach.

FIAM

FIAM assumed management of the Fund on November 1, 2021. During the approximate five-month period from November 1, 2021 through March, 31, 2022 when FIAM managed the Fund, the Fund underperformed the benchmark. The Fund seeks to invests in securities of companies with small market capitalizations, primarily in non-U.S. securities, including securities of issuers located in emerging markets. In buying and selling securities for the Fund, we at FIAM utilize fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions.

On both a geographic and sector basis, combined stock and market selection detracted from performance during the period we managed the Fund. Stock selection in the materials sector was the biggest detractor, in particular a sizeable overweighting in Austria-based RHI Magnesita, a manufacturer of refractory materials used in steel and cement production. These materials are used in the production of steel, cement, and other building materials, which reported full-year results at the low end of guidance. Some of the benefit of higher selling prices was offset by large increases in its own input costs, namely energy, and by large wage increases. The market also appeared concerned by how fast RHI Magnesita might be able to pass costs on to customers given its products are largely undifferentiated from competitors’.

The second most significant individual detractor was a modest out-of-benchmark position in Japanese drug store chain Tsuruha Holdings, which was challenged by input costs during the period we managed the Fund.

The Fund’s underweighting in the energy sector also detracted from relative returns as geopolitical turmoil bid up oil and gas prices, boosting the prices of many stocks we did not own. One position we did own, Japanese petroleum wholesaler and storage company San-Ai Obbli, suffered from these rising supply costs.

Elsewhere, a modest overweighting in Norma Group, a German manufacturer of industrial clamps and connectors, detracted from Fund performance. Like many other European industrial companies, it faced rising costs and uncertain demand impacts in important Eastern European markets.

On the positive side, stock selection was additive for five of 11 Global Industry Classification Standard (GICS) sectors that the Fund was invested in, most notably health care, where an out-of-benchmark position in Brazilian pharmaceutical company Hypera contributed to Fund performance. Hypera’s prescription and over-the-counter drug business benefited from an unseasonably strong flu season in Brazil. It also reported an aggressive generic drug launch schedule, which has the potential to boost sales and margins.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

In information technology, a significant overweighting in Japan-based optical, electronic, and adhesive materials manufacturer Dexerials Corp. contributed to relative returns. The company saw solid growth across its core business with additional benefits from pricing and a weaker Yen. The Fund also participated in the IPO of British subsea equipment rental and solutions provider (for energy companies and others) Ashtead Technology Holdings, which benefited from strong utilization rates amongst oil, gas, and offshore wind customers.

The Fund’s iShares MSCI Taiwan ETF position ended up as the third biggest individual contributor to relative returns. (This was largely a proxy for certain individual stocks that the Fund could not purchase directly during the transition period from the former sub-adviser.)

The single biggest contributor to relative performance surged late in the period we managed the Fund, a modest overweighting in German defense company Rheinmetall. Geopolitical strife in Ukraine and the shifting expectations around European defense budgets helped lift the stock price.

On a geographic basis, stock selection was a net contributor to returns. Negative returns from market selection more than offset those results, however. More specifically, excellent stock selection in emerging markets and the United Kingdom was not enough to offset weak stock selection in Japan and the negative impacts of underweightings in Asia Pacific ex-Japan and Canada.

Franklin Advisers

During the reporting period, Franklin Advisers (as the successor entity to sub-adviser QS Investors, LLC) managed the Fund from April 1, 2021 through October 14, 2021. During that approximate ten-month period, the Fund outperformed the benchmark. The transitioning of the Fund’s portfolio of investments by PLFA to FIAM LLC (the new sub-adviser) accounted for the Fund’s performance during the period from October 15, 2021 to October 31, 2021. During the period that we managed the Fund, we at Franklin Advisers maintained a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus was on securities of companies with small market capitalizations that are located in developed, foreign countries. We continued to invest in excess of 200 companies and generally expected to invest in about the same number of non-U.S. countries as the benchmark.

Outperformance relative to the benchmark during the period we managed the Fund was driven by our overall stock selection results, led by selection in continental Europe, notably in the information technology and health care sectors. Stock selection in Developed Asia (ex-Japan), Australia, New Zealand, Canada, and the United Kingdom contributed to performance. Stock selection results in Japan notably detracted from relative performance, primarily in the consumer discretionary and industrials sectors of that market. United Kingdom communication services selection results also detracted.

Our region and sector allocation results overall detracted to performance relative to the benchmark during the period we managed the Fund. Allocation to the consumer discretionary, health care, and industrials sectors within Australia, New Zealand and Canada as well as an underweight to Japan were the largest contributors to Fund performance, offset by the negative effect of being overweight Developed Asia (ex-Japan) which underperformed for the period we managed the Fund, as well as cash holdings. An overweight to Japan’s consumer discretionary sector was also a detractor.

At the security level, non-benchmark holding Israel’s InMode, a provider of innovative medical technologies, was the top contributor with a return of 135.40% in the period we managed the Fund, the medtech company posted strong results through the pandemic. Germany’s GFT Technologies SE., a technology solutions provider, was also a primary contributor, the company saw high demand for it’s digitalization solutions. Overweights to Enerplus., a Canadian Oil and Gas producer, completed two strategic acquisitions that were viewed positively, and SeSa S.p.A, an Italian technology company with high quality and momentum characteristics, were also leading contributors with strong returns.

Com2us, a Korean game developer, was the top detractor returning -43.58% for the period we managed the Fund. Betsson, a Swedish online gambling company, was also a large detractor, returning -25.71% for the period we managed the Fund. Other detractors included not holding benchmark component Swiss dental implant firm Straumann Holding AG which benefited from solid growth and outperformed the benchmark overall (61.73% vs. 6.14%) for the period we managed the Fund. Kindred Group, which returned -21.92% for the period we managed the Fund, was also a major detractor.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF International Value Fund returned 7.46%, compared to a return of 1.16% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	5 Years	10 Years
Fund’s Class P	7.46%	5.02%	4.69%
MSCI EAFE Index	1.16%	6.72%	6.27%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

Security selection within the communication services, financials, and utilities sectors was partially offset by selection in the health care sector. Sector allocation, a residual of our fundamental stock selection process, also contributed to relative performance. The Fund’s overweight positions relative to the benchmark in the energy and financials sectors and an underweight position in the industrials sector contributed most to relative performance but were partially offset by an underweight allocation to the health care and materials sectors and an overweight to the communication services sector.

On a country-by-country basis, security selection in issuers based in the United Kingdom, Japan, and Italy contributed most to relative performance.

Top contributors to benchmark relative returns included Shell (energy) and Inpex (energy). Shares of Shell, an oil and gas conglomerate, and Inpex, a Japanese fossil fuel exploration and production company, advanced during the reporting period driven by higher oil prices leading up to the Russia and Ukraine war and sanctions on Russia. We continue to hold positions in both companies as of the end of the reporting period.

Among the top detractors from relative performance were an overweight relative to the benchmark in constituent Adecco Group (industrials) and not owning benchmark constituent Novo Nordisk (health care). Shares of Adecco Group ended the reporting period lower as the global staffing provider continued to recover from the impacts of the pandemic. Supply-chain issues in the automotive and electronic sectors as well as staff shortages have created headwinds for the stock. We continued to hold the company as of the end of the reporting period. Novo Nordisk shares advanced during the reporting period. The pharmaceutical company’s phase II trial of a kidney disease medication ended with encouraging results. Not holding a position detracted from relative performance.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC (portion sub-advised by Pacific Asset Management LLC))

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Multi-Asset Fund returned 7.01%, compared to a return of 10.12% for its benchmark, the MSCI World Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	Since Inception (1/31/18)
Fund’s Class P	7.01%	10.40%
MSCI World Index	10.12%	9.91%

(1)

Pacific Asset Management LLC began sub-advising a portion of the Fund with Pacific Life Fund Advisors LLC effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management sub-advised a portion of the Fund with Pacific Life Fund Advisors LLC.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The Fund buys and sells total return swap agreements to gain exposure to the large-capitalization and mid-capitalization asset classes of the U.S. and developed non-U.S. equity markets, including growth and value styles, that may be denominated in foreign currencies. We at PLFA actively manage the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund.

A primary driver of the Fund’s underperformance versus the benchmark during the reporting period was the Fund’s fixed income holdings (which are available as collateral for the derivatives holdings) as they returned less than the Fund’s derivatives financing expenses over the reporting period. In addition, the Fund’s overweight (relative to its benchmark) exposure to the US mid-capitalization equities asset class detracted from performance, as they experienced a weaker recovery than their larger counterparts over the reporting period. Holdings in investment grade corporate bonds detracted from performance. On the other hand, the underweight (relative to its benchmark) exposure to international equities contributed to performance. In addition to total return swap agreements, the Fund used futures contracts to gain and reduce exposures to certain asset classes during the reporting period. In turn, financing costs related to gaining and reducing exposures detracted from performance.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Real Estate Fund (sub-advised by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2022?

A. For the year ended March 31, 2022, the PF Real Estate Fund returned 24.21%, compared to a return of 15.65% for the broad-based S&P 500 Index, and 25.02% return for the sector-specific benchmark the MSCI U.S. REIT Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2022(1)

	1 Year	5 Years	10 Years
Fund’s Class P	24.21%	10.32%	9.28%
S&P 500 Index	15.65%	15.99%	14.64%
MSCI U.S. REIT Index	25.02%	8.36%	8.42%

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the broad-based S&P 500 Index and underperformed the sector-specific MSCI U.S. Real Estate Investment Trust (REIT) Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down and macro elements are incorporated but represent a minor role in our investment process.

In general, the real estate sector outperformed the domestic equity market (as measured by the broad-based benchmark) during the reporting period, as stocks benefitting from declining COVID cases were generally in favor and investors displayed an increased appetite for real assets against mounting inflation pressures. Despite more recent market volatility in equity markets due to rate and inflation concerns and geopolitical conflict, Real Estate Investment Trusts (REITs) have held up relatively well, exhibiting more resilience as fundamentals remain robust.

Relative to the sector-specific benchmark, the Fund underperformed, attributed to allocation decisions during the reporting period. An overweight to out of benchmark cell tower stock, American Tower Corporation, was a top detractor. The stock suffered from recent macroeconomic factors related to rising rates and inflation as well as investors reacting poorly to its acquisition of CoreSite Realty as the transaction is into a business segment outside its core expertise. Within apartments, performance was strong as fundamentals continued improving through the year with occupancy and pricing power back to pre-COVID levels. However, the Fund’s overweight to coastal operators over Sunbelt markets (Southern and Southwestern portions of the U.S.) was detractive as the surge in COVID cases in the second half of the reporting period put pressure on coastal markets. An underweight to Public Storage, a U.S. self-storage REIT, detracted. The company outperformed on better than expected operating results across occupancy and rental rate growth, in addition to completing a record level of mergers & acquisition activity. This led analysts to upwardly revise earnings growth estimates. An overweight to homebuilder stock, D.R. Horton, also detracted. Homebuilders underperformed mainly driven by macroeconomic factors related to Fed tightening and rising mortgage rates year to date. Despite strong housing momentum, investors are skeptical the housing market strength will continue. As the market has had positive returns during the reporting period, our cash holdings was another drag on relative performance.

A relative underweight to data center company Digital Realty Trust was a contributor to the Fund’s performance. The stock underperformed as investors rotated out of defensive growth names such as this one based upon a perceived greater sensitivity to rising interest rates. Data centers also suffered from supply chain concerns impacting tenant move-ins and development costs. With continued push backs in return to office timelines from large corporations, traditional office stocks underperformed the benchmark and our underweight to such stocks was another contributor.

See benchmark definitions on A-38 – A-40

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Short Treasury Total Return Index measures the performance of the US Treasury bills, notes, and bonds under 1 year to maturity. STRIPS are excluded from the index because their inclusion would result in double-counting. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended – Equal Weighted Index is a blended index comprised of 1/3 each of the following indices: J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, J.P. Morgan Emerging Markets Bond Index Global Diversified, and J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index. The J.P. Morgan Emerging Markets Blended — Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI All Country World Index (ACWI) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2022, the MSCI Emerging Markets Index consists of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2022, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). Results include the reinvestment of all distributions.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-capitalization securities in developed markets. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg US Aggregate Bond; 17% S&P 500; 7% ICE BofA U.S. 3-Month Treasury Bill; and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE; and 5% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg US Aggregate Bond; 15% MSCI EAFE; and 2% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg US Aggregate Bond; and 19% MSCI EAFE Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE; and 5% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	602,833	$6,299,606
Pacific Funds Floating Rate Income ‘P’	1,061,053	10,260,383
Pacific Funds High Income ‘P’	2,559,667	24,931,159
PF Inflation Managed Fund ‘P’	1,230,494	12,218,803
PF Managed Bond Fund ‘P’	7,664,458	77,794,250
PF Short Duration Bond Fund ‘P’	2,659,895	25,854,179
PF Emerging Markets Debt Fund ‘P’	1,336,666	10,359,165
PF Growth Fund ‘P’	15,666	456,194
PF Large-Cap Value Fund ‘P’	435,887	5,452,948
PF Small-Cap Value Fund ‘P’	447,027	4,421,095
PF Emerging Markets Fund ‘P’	337,592	3,389,425
PF International Growth Fund ‘P’	152,985	1,006,640
PF International Small-Cap Fund ‘P’	414,465	3,390,322
PF International Value Fund ‘P’	269,390	2,270,960
PF Multi-Asset Fund ‘P’	3,650,473	34,241,440
PF Real Estate Fund ‘P’	206,721	3,454,301

Total Affiliated Mutual Funds (Cost $219,735,579)		225,800,870

TOTAL INVESTMENTS - 100.1% (Cost $219,735,579)		225,800,870

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(251,672)

NET ASSETS - 100.0%		$225,549,198

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	74.4%
Affiliated Equity Funds	25.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$225,800,870	$225,800,870	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	744,363	$7,778,592
Pacific Funds Floating Rate Income ‘P’	940,553	9,095,148
Pacific Funds High Income ‘P’	2,320,804	22,604,630
PF Inflation Managed Fund ‘P’	892,462	8,862,145
PF Managed Bond Fund ‘P’	9,369,336	95,098,759
PF Short Duration Bond Fund ‘P’	1,384,034	13,452,807
PF Emerging Markets Debt Fund ‘P’	987,568	7,653,649
PF Growth Fund ‘P’	223,966	6,521,886
PF Large-Cap Value Fund ‘P’	1,292,185	16,165,233
PF Small-Cap Growth Fund ‘P’	187,208	2,961,637
PF Small-Cap Value Fund ‘P’	594,389	5,878,503
PF Emerging Markets Fund ‘P’	748,256	7,512,489
PF International Growth Fund ‘P’	361,671	2,379,798
PF International Small-Cap Fund ‘P’	734,884	6,011,349
PF International Value Fund ‘P’	1,003,128	8,456,372
PF Multi-Asset Fund ‘P’	8,107,723	76,050,439
PF Real Estate Fund ‘P’	274,924	4,593,986

Total Affiliated Mutual Funds (Cost $293,418,064)		301,077,422

TOTAL INVESTMENTS - 100.1% (Cost $293,418,064)		301,077,422

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(371,852)

NET ASSETS - 100.0%		$300,705,570

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	54.7%
Affiliated Equity Funds	45.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$301,077,422	$301,077,422	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,446,486	$15,115,777
Pacific Funds Floating Rate Income ‘P’	2,044,288	19,768,265
Pacific Funds High Income ‘P’	5,043,260	49,121,354
PF Inflation Managed Fund ‘P’	1,939,440	19,258,639
PF Managed Bond Fund ‘P’	18,142,678	184,148,179
PF Short Duration Bond Fund ‘P’	3,007,647	29,234,332
PF Emerging Markets Debt Fund ‘P’	1,931,389	14,968,265
PF Growth Fund ‘P’	2,224,000	64,762,868
PF Large-Cap Value Fund ‘P’	5,432,123	67,955,865
PF Small-Cap Growth Fund ‘P’	915,341	14,480,701
PF Small-Cap Value Fund ‘P’	3,390,674	33,533,761
PF Emerging Markets Fund ‘P’	2,438,957	24,487,133
PF International Growth Fund ‘P’	1,326,255	8,726,755
PF International Small-Cap Fund ‘P’	2,395,401	19,594,384
PF International Value Fund ‘P’	2,802,575	23,625,704
PF Multi-Asset Fund ‘P’	39,990,584	375,111,682
PF Real Estate Fund ‘P’	1,194,809	19,965,253

Total Affiliated Mutual Funds (Cost $927,384,387)		983,858,917

TOTAL INVESTMENTS - 100.1% (Cost $927,384,387)		983,858,917

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,224,927)

NET ASSETS - 100.0%		$982,633,990

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	66.4%
Affiliated Fixed Income Funds	33.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$983,858,917	$983,858,917	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	544,346	$5,688,418
Pacific Funds Floating Rate Income ‘P’	1,276,804	12,346,693
Pacific Funds High Income ‘P’	3,361,992	32,745,799
PF Inflation Managed Fund ‘P’	404,027	4,011,991
PF Managed Bond Fund ‘P’	6,621,647	67,209,713
PF Short Duration Bond Fund ‘P’	417,705	4,060,094
PF Emerging Markets Debt Fund ‘P’	1,072,928	8,315,190
PF Growth Fund ‘P’	1,923,976	56,026,177
PF Large-Cap Value Fund ‘P’	4,428,136	55,395,982
PF Small-Cap Growth Fund ‘P’	1,271,265	20,111,409
PF Small-Cap Value Fund ‘P’	3,229,126	31,936,057
PF Emerging Markets Fund ‘P’	3,658,261	36,728,940
PF International Growth Fund ‘P’	2,087,547	13,736,057
PF International Small-Cap Fund ‘P’	2,495,090	20,409,833
PF International Value Fund ‘P’	3,600,345	30,350,907
PF Multi-Asset Fund ‘P’	42,415,490	397,857,293
PF Real Estate Fund ‘P’	1,493,453	24,955,600

Total Affiliated Mutual Funds (Cost $768,725,777)		821,886,153

TOTAL INVESTMENTS - 100.1% (Cost $768,725,777)		821,886,153

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(543,011)

NET ASSETS - 100.0%		$821,343,142

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	83.7%
Affiliated Fixed Income Funds	16.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$821,886,153	$821,886,153	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Floating Rate Income ‘P’	164,281	$1,588,599
Pacific Funds High Income ‘P’	486,649	4,739,958
PF Emerging Markets Debt Fund ‘P’	207,068	1,604,775
PF Growth Fund ‘P’	1,059,329	30,847,662
PF Large-Cap Value Fund ‘P’	1,531,955	19,164,757
PF Small-Cap Growth Fund ‘P’	785,131	12,420,775
PF Small-Cap Value Fund ‘P’	2,181,318	21,573,238
PF Emerging Markets Fund ‘P’	1,568,946	15,752,215
PF International Growth Fund ‘P’	1,564,173	10,292,256
PF International Small-Cap Fund ‘P’	1,155,704	9,453,656
PF International Value Fund ‘P’	1,427,238	12,031,617
PF Multi-Asset Fund ‘P’	18,255,257	171,234,306
PF Real Estate Fund ‘P’	384,290	6,421,493

Total Affiliated Mutual Funds (Cost $300,475,814)		317,125,307

TOTAL INVESTMENTS - 100.1% (Cost $300,475,814)		317,125,307

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(162,007)

NET ASSETS - 100.0%		$316,963,300

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	97.6%
Affiliated Fixed Income Funds	2.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$317,125,307	$317,125,307	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM ULTRA SHORT INCOME

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 60.2%

Communications - 2.3%

Charter Communications Operating LLC 1.967% (USD LIBOR + 1.650%) due 02/01/24 §	$300,000	$305,927
Verizon Communications Inc 1.606% (USD LIBOR + 1.100%) due 05/15/25 §	400,000	405,387

		711,314

Consumer, Cyclical - 6.0%

7-Eleven Inc 0.625% due 02/10/23 ~	350,000	344,694
British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	81,168	77,018
4.625% due 12/20/25 ~	58,650	58,980
Daimler Trucks Finance North America LLC (Germany) 1.300% (SOFR + 1.000%) due 04/05/24 ~ §	500,000	500,000
DR Horton Inc 4.375% due 09/15/22	250,000	251,255
Hyatt Hotels Corp 3.375% due 07/15/23	100,000	100,137
Lennar Corp 4.750% due 11/15/22	250,000	252,566
Magallanes Inc 2.062% (SOFR + 1.780%) due 03/15/24 ~ §	300,000	302,830

		1,887,480

Consumer, Non-Cyclical - 2.8%

AmerisourceBergen Corp 0.737% due 03/15/23	150,000	147,869
Bayer US Finance II LLC (Germany) 1.836% (USD LIBOR + 1.010%) due 12/15/23 ~ §	250,000	251,237
Coca-Cola Europacific Partners PLC (United Kingdom) 0.500% due 05/05/23 ~	500,000	489,291

		888,397

Energy - 4.1%

Enbridge Inc (Canada) 0.840% (SOFR + 0.630%) due 02/16/24 §	250,000	250,009
Energy Transfer Partners LP 3.450% due 01/15/23	200,000	201,196
5.000% due 10/01/22	200,000	201,642
Kinder Morgan Energy Partners LP 3.450% due 02/15/23	266,000	267,952
Kinder Morgan Inc 1.519% (USD LIBOR + 1.280%) due 01/15/23 §	100,000	100,603
MPLX LP 3.500% due 12/01/22	250,000	252,064

		1,273,466

Financial - 28.8%

AerCap Ireland Capital DAC (Ireland) 1.150% due 10/29/23	350,000	335,225
Athene Global Funding 2.192% (USD LIBOR + 1.230%) due 07/01/22 ~ §	250,000	250,451
Bank of America Corp 0.839% (SOFR + 0.690%) due 04/22/25 §	500,000	497,413

	Principal Amount	Value
1.373% (USD LIBOR + 0.790%)
due 03/05/24 §	$250,000	$250,549
Citigroup Inc 1.209% (USD LIBOR + 0.950%)
due 07/24/23 §	350,000	350,612
1.569% (USD LIBOR + 1.100%)
due 05/17/24 §	200,000	201,161
1.825% (SOFR + 1.528%)
due 03/17/26 §	250,000	253,131
Cooperatieve Rabobank UA (Netherlands) 1.826% (USD LIBOR + 0.860%) due 09/26/23 ~ §	250,000	251,918
HSBC Holdings PLC (United Kingdom) 1.488% (USD LIBOR + 1.000%)
due 05/18/24 §	450,000	451,596
JPMorgan Chase & Co 1.149% (USD LIBOR + 0.890%) due 07/23/24 §	150,000	150,870
1.151% (SOFR + 0.920%)
due 02/24/26 §	850,000	849,635
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	200,000	199,522
Mitsubishi UFJ Financial Group Inc (Japan) 1.127% (USD LIBOR + 0.860%) due 07/26/23 §	365,000	366,851
3.455% due 03/02/23	950,000	960,400
Morgan Stanley 1.559% (USD LIBOR + 1.220%) due 05/08/24 §	500,000	503,478
1.659% (USD LIBOR + 1.400%)
due 10/24/23 §	250,000	251,404
Nasdaq Inc 0.445% due 12/21/22	100,000	98,882
New York Life Global Funding 1.451% (USD LIBOR + 0.440%) due 07/12/22 ~ §	400,000	400,331
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	200,000	200,319
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	150,000	150,261
Skandinaviska Enskilda Banken AB (Sweden) 0.843% (USD LIBOR + 0.320%) due 09/01/23 ~ §	500,000	499,614
Sumitomo Mitsui Financial Group Inc (Japan) 1.108% (USD LIBOR + 0.860%) due 07/19/23 §	132,000	132,694
The Goldman Sachs Group Inc 0.523% due 03/08/23	500,000	492,212
0.843% (SOFR + 0.700%)
due 01/24/25 §	500,000	496,854
UBS AG (Switzerland) 0.548% (SOFR + 0.360%) due 02/09/24 ~ §	500,000	496,708

		9,092,091

Industrial - 4.7%

Carlisle Cos Inc 0.550% due 09/01/23	300,000	290,810
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	200,000	189,067
Graphic Packaging International LLC 0.821% due 04/15/24 ~	200,000	190,233
Penske Truck Leasing Co LP 2.700% due 03/14/23 ~	200,000	200,982
4.875% due 07/11/22 ~	100,000	100,891
Siemens Financieringsmaatschappij NV (Germany) 0.706% (SOFR + 0.430%) due 03/11/24 ~ §	500,000	499,834

		1,471,817

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Technology - 0.6%

Roper Technologies Inc 0.450% due 08/15/22	$200,000	$199,172

Utilities - 10.9%

American Electric Power Co Inc 0.797% (USD LIBOR + 0.480%) due 11/01/23 §	250,000	249,744
CenterPoint Energy Inc 0.850% (SOFR + 0.650%) due 05/13/24 §	250,000	248,132
CenterPoint Energy Resources Corp 1.004% (USD LIBOR + 0.500%) due 03/02/23 §	172,000	171,506
DTE Energy Co 2.250% due 11/01/22	500,000	500,820
Emera US Finance LP (Canada) 0.833% due 06/15/24	150,000	142,100
NextEra Energy Capital Holdings Inc 0.571% (SOFR + 0.400%) due 11/03/23 §	350,000	348,643
0.750% (USD LIBOR + 0.270%)
due 02/22/23 §	500,000	498,352
OGE Energy Corp 0.703% due 05/26/23	200,000	196,013
Pacific Gas and Electric Co 1.750% due 06/16/22	300,000	299,691
PPL Electric Utilities Corp 0.628% (SOFR + 0.330%) due 06/24/24 §	250,000	248,483
Southern California Edison Co 0.700% due 08/01/23	350,000	341,101
1.130% (SOFR + 0.830%)
due 04/01/24 §	200,000	199,980

		3,444,565

Total Corporate Bonds & Notes (Cost $19,096,699)		18,968,302

SENIOR LOAN NOTES - 7.8%

Basic Materials - 0.8%

Asplundh Tree Expert LLC Term B 2.207% (USD LIBOR + 1.750%) due 09/04/27 §	246,250	244,034

Communications - 1.5%

Charter Communications Operating LLC Term B-2 2.210% (USD LIBOR + 1.750%) due 02/01/27 §	491,184	487,653

Consumer, Cyclical - 1.6%

Hilton Worldwide Finance LLC Term B-2 due 06/21/26 µ	250,000	247,586
SeaWorld Parks & Entertainment Inc Term B 3.500% (USD LIBOR + 3.000%) due 08/25/28 §	248,750	246,496

		494,082

Consumer, Non-Cyclical - 1.5%

United Rentals North America Inc Term B 1.959% (USD LIBOR + 1.750%) due 10/31/25 §	491,094	492,717

	Principal Amount	Value

Energy - 1.6%

BCP Raptor II LLC Term B 5.207% (USD LIBOR + 4.750%) due 11/03/25 §	$248,644	$248,489
DT Midstream Inc Term B due 06/10/28 ∞	249,372	249,333

		497,822

Financial - 0.4%

Avolon (US) LLC Term B-3 (Ireland) 2.500% (USD LIBOR + 1.750%) due 01/15/25 §	138,642	136,909

Industrial - 0.4%

GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	124,672	124,371

Total Senior Loan Notes (Cost $2,474,764)		2,477,588

ASSET-BACKED SECURITIES - 25.0%

AmeriCredit Automobile Receivables Trust 0.760% due 12/18/25	300,000	291,778
1.480% due 01/21/25	250,000	248,730
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	60,048	58,665
Magnetite Ltd (Cayman) 1.041% (USD LIBOR + 0.800%) due 01/18/28 ~ §	596,706	597,004
1.221% (USD LIBOR + 0.980%)
due 04/15/31 ~ §	500,000	497,576
1.386% (USD LIBOR + 0.880%)
due 11/15/28 ~ §	496,994	493,695
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	112,303	107,278
1.060% due 10/15/69 ~	188,305	179,166
1.220% due 07/15/69 ~	184,690	180,345
1.310% due 01/15/69 ~	122,212	118,405
1.690% due 05/15/69 ~	119,086	114,460
Navient Student Loan Trust 0.837% (USD LIBOR + 0.380%) due 03/25/67 ~ §	57,079	56,987
1.057% (USD LIBOR + 0.600%)
due 12/26/69 ~ §	132,531	131,637
1.320% due 08/26/69 ~	127,715	116,658
Nelnet Student Loan Trust 1.139% (USD LIBOR + 0.690%) due 04/20/62 ~ §	225,011	224,020
Neuberger Berman Loan Advisers CLO 26 Ltd (Cayman) 1.161% (USD LIBOR + 0.920%) due 10/18/30 ~ §	450,000	449,696
Neuberger Berman Loan Advisers CLO 37 Ltd (Cayman) 1.224% (USD LIBOR + 0.970%) due 07/20/31 ~ §	300,000	296,827
OCP CLO Ltd (Cayman) 1.201% (USD LIBOR + 0.960%) due 07/15/30 ~ §	250,000	250,009
Palmer Square CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	248,803
Palmer Square Loan Funding Ltd (Cayman) 1.154% (USD LIBOR + 0.900%) due 04/20/29 ~ §	173,461	172,825

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
1.159% (USD LIBOR + 0.900%)
due 10/24/27 ~ §	$162,182	$161,893
1.224% (USD LIBOR + 0.970%)
due 04/20/27 ~ §	81,446	81,203
1.280% (USD LIBOR + 0.800%)
due 02/20/28 ~ §	495,914	495,989
1.280% (USD LIBOR + 0.800%)
due 05/20/29 ~ §	232,177	231,320
1.284% (3-Month SOFR + 1.050%)
due 04/15/30 ~ §	500,000	498,877
1.304% (USD LIBOR + 1.050%)
due 04/20/27 ~ §	56,208	56,278
1.330% (USD LIBOR + 0.850%)
due 08/20/27 ~ §	77,577	77,450
Santander Drive Auto Receivables Trust 0.590% due 09/15/25	200,000	198,003
SMB Private Education Loan Trust 0.897% (USD LIBOR + 0.500%) due 01/15/53 ~ §	28,963	28,955
1.027% (USD LIBOR + 0.630%) due 02/15/51 ~ §	133,734	132,834
2.340% due 09/15/34 ~	208,921	206,124
2.430% due 02/17/32 ~	64,993	63,877
2.700% due 05/15/31 ~	142,729	141,471
Stratus CLO Ltd (Cayman) 0.891% (USD LIBOR + 0.800%) due 12/29/29 ~ §	250,000	248,024
Voya CLO Ltd (Cayman) 1.141% (USD LIBOR + 0.900%) due 01/18/29 ~ §	193,538	192,570
1.371% (USD LIBOR + 1.130%) due 10/15/30 ~ §	250,000	249,858

Total Asset-Backed Securities (Cost $7,969,329)		7,899,290

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 1.6%

U.S. Treasury Notes - 1.6%

0.125% due 06/30/22	$500,000	$499,440

Total U.S. Treasury Obligations (Cost $499,922)		499,440

SHORT-TERM INVESTMENTS - 10.1%

Corporate Notes - 1.1%

Southern California Edison Co 0.628% (SOFR + 0.350%) due 06/13/22 §	350,000	349,933

	Shares
Money Market Fund - 9.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,826,891	2,826,891

Total Short-Term Investments (Cost $3,176,892)		3,176,824

TOTAL INVESTMENTS - 104.7% (Cost $33,217,606)		33,021,444

OTHER ASSETS & LIABILITIES, NET - (4.7%)		(1,493,585)

NET ASSETS - 100.0%		$31,527,859

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	60.2%
Asset-Backed Securities	25.0%
Short-Term Investments	10.1%
Senior Loan Notes	7.8%
Others (each less than 3.0%)	1.6%

	104.7%
Other Assets & Liabilities, Net	(4.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$18,968,302	$ —	$18,968,302	$ —
	Senior Loan Notes	2,477,588	—	2,477,588	—
	Asset-Backed Securities	7,899,290	—	7,899,290	—
	U.S. Treasury Obligations	499,440	—	499,440	—
	Short-Term Investments	3,176,824	2,826,891	349,933	—

	Total	$33,021,444	$2,826,891	$30,194,553	$ —

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 53.8%

Basic Materials - 1.0%

DuPont de Nemours Inc 1.616% (USD LIBOR + 1.110%) due 11/15/23 §	$2,000,000	$2,020,583
Glencore Funding LLC (Australia)
4.125% due 05/30/23 ~	1,400,000	1,424,864
4.125% due 03/12/24 ~	2,500,000	2,535,487
4.625% due 04/29/24 ~	3,830,000	3,924,041

		9,904,975

Communications - 2.5%

Charter Communications Operating LLC 4.500% due 02/01/24	5,000,000	5,117,402
Expedia Group Inc 3.600% due 12/15/23	7,000,000	7,062,220
Rogers Communications Inc (Canada) 2.950% due 03/15/25 ~	3,350,000	3,329,367
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	7,968,750	8,139,527
T-Mobile USA Inc
2.250% due 02/15/26 ~	1,675,000	1,580,195
2.625% due 04/15/26	100,000	95,642

		25,324,353

Consumer, Cyclical - 8.6%

American Airlines Pass-Through Trust ‘A’ 4.000% due 01/15/27	728,635	677,546
Aptiv PLC 2.396% due 02/18/25	1,000,000	975,146
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	2,759,713	2,618,604
4.625% due 12/20/25 ~	1,607,024	1,616,061
Brunswick Corp 0.850% due 08/18/24	1,950,000	1,845,018
Daimler Trucks Finance North America LLC (Germany) 1.125% due 12/14/23 ~	7,000,000	6,792,222
Delta Air Lines Inc 4.500% due 10/20/25 ~	6,000,000	6,039,579
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	4,500,000	4,508,317
DR Horton Inc 2.500% due 10/15/24	4,500,000	4,441,053
Ford Motor Credit Co LLC
2.300% due 02/10/25	2,500,000	2,375,844
2.700% due 08/10/26	1,775,000	1,652,987
3.096% due 05/04/23	3,000,000	3,000,000
3.375% due 11/13/25	4,200,000	4,109,826
5.584% due 03/18/24	1,300,000	1,338,493
General Motors Co 5.400% due 10/02/23	2,000,000	2,070,227
General Motors Financial Co Inc 1.700% due 08/18/23	3,000,000	2,969,118
Genting New York LLC 3.300% due 02/15/26 ~	1,800,000	1,704,754
Hyatt Hotels Corp
1.800% due 10/01/24	4,200,000	4,044,804
3.375% due 07/15/23	6,234,000	6,242,563
Hyundai Capital America 1.000% due 09/17/24 ~	3,750,000	3,530,227
Hyundai Capital Services Inc (South Korea) 2.125% due 04/24/25 ~	3,000,000	2,879,097
International Game Technology PLC 4.125% due 04/15/26 ~	1,500,000	1,483,822
Kia Corp (South Korea) 2.375% due 02/14/25 ~	2,000,000	1,945,913

	Principal Amount	Value
Las Vegas Sands Corp 3.200% due 08/08/24	$3,000,000	$2,866,289
Lennar Corp 4.500% due 04/30/24	5,000,000	5,129,099
Magallanes Inc 3.638% due 03/15/25 ~	3,550,000	3,575,353
MGM Resorts International 6.000% due 03/15/23	2,800,000	2,866,822
Nordstrom Inc 2.300% due 04/08/24	2,300,000	2,275,528
United Airlines Pass-Through Trust ‘B’ 3.650% due 07/07/27	493,056	466,064
US Airways Pass-Through Trust ‘A’ 3.950% due 05/15/27	509,611	487,549

		86,527,925

Consumer, Non-Cyclical - 2.3%

Block Inc 2.750% due 06/01/26 ~	750,000	709,800
Element Fleet Management Corp (Canada) 1.600% due 04/06/24 ~	7,300,000	7,045,433
Global Payments Inc 1.500% due 11/15/24	1,500,000	1,435,467
GSK Consumer Healthcare Capital UK PLC 3.125% due 03/24/25 ~	4,750,000	4,738,682
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	3,000,000	2,817,647
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	5,600,000	5,438,197
Thermo Fisher Scientific Inc 1.215% due 10/18/24	1,500,000	1,443,712

		23,628,938

Energy - 2.3%

Energy Transfer LP
3.600% due 02/01/23	5,325,000	5,357,299
4.250% due 03/15/23	1,500,000	1,516,911
4.250% due 04/01/24	5,000,000	5,100,289
Kinder Morgan Inc 5.625% due 11/15/23 ~	2,355,000	2,432,148
MPLX LP
3.500% due 12/01/22	2,000,000	2,016,510
4.500% due 07/15/23	1,000,000	1,017,101
4.875% due 12/01/24	6,020,000	6,240,096

		23,680,354

Financial - 23.6%

AerCap Ireland Capital DAC (Ireland)
1.650% due 10/29/24	4,900,000	4,631,704
1.750% due 01/30/26	1,250,000	1,148,399
4.500% due 09/15/23	5,000,000	5,040,243
Air Lease Corp
3.000% due 09/15/23	2,432,000	2,422,871
3.375% due 07/01/25	1,200,000	1,184,083
American Express Co 2.250% due 03/04/25	1,000,000	982,989
ANZ New Zealand Int’l Ltd (New Zealand) 2.166% due 02/18/25 ~	1,650,000	1,608,266
Avolon Holdings Funding Ltd (Ireland)
2.125% due 02/21/26 ~	4,550,000	4,159,956
4.250% due 04/15/26 ~	2,650,000	2,617,029
Banco Santander SA (Spain) 2.746% due 05/28/25	3,000,000	2,926,656
Bank of America Corp
0.976% due 04/22/25	7,500,000	7,193,888
1.843% due 02/04/25	13,950,000	13,645,710
3.384% due 04/02/26	8,000,000	7,992,616
4.200% due 08/26/24	2,000,000	2,049,669

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
BOC Aviation Ltd (Singapore)
2.750% due 09/18/22 ~	$3,500,000	$3,502,635
2.750% due 12/02/23 ~	5,000,000	4,958,766
Citigroup Inc
0.776% due 10/30/24	1,400,000	1,353,197
1.546% (USD LIBOR + 1.023%) due 06/01/24 §	5,000,000	5,028,262
2.014% due 01/25/26	5,650,000	5,443,342
Corebridge Financial Inc due 04/04/25 # ~	1,700,000	1,698,657
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	3,500,000	3,448,910
GLP Capital LP REIT 3.350% due 09/01/24	4,425,000	4,403,052
HSBC Holdings PLC (United Kingdom)
0.732% due 08/17/24	4,050,000	3,919,114
0.976% due 05/24/25	2,500,000	2,375,258
1.162% due 11/22/24	4,000,000	3,864,636
JPMorgan Chase & Co
0.824% due 06/01/25	1,500,000	1,431,526
0.969% due 06/23/25	3,200,000	3,057,802
0.989% (USD LIBOR + 0.730%) due 04/23/24 §	700,000	701,991
1.151% (SOFR + 0.920%) due 02/24/26 §	3,450,000	3,448,518
2.595% due 02/24/26	1,500,000	1,472,131
3.900% due 07/15/25	2,000,000	2,054,214
Metropolitan Life Global Funding I 2.800% due 03/21/25 ~	3,000,000	2,978,932
Mitsubishi UFJ Financial Group Inc (Japan)
0.848% due 09/15/24	2,050,000	1,987,827
0.953% due 07/19/25	6,000,000	5,692,124
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	5,000,000	4,895,186
Morgan Stanley
0.560% due 11/10/23	1,600,000	1,581,909
0.731% due 04/05/24	2,000,000	1,959,850
0.790% due 05/30/25	8,400,000	7,986,440
3.875% due 04/29/24	3,000,000	3,061,663
Office Properties Income Trust REIT 2.650% due 06/15/26	4,000,000	3,663,200
OneMain Finance Corp 6.125% due 03/15/24	5,200,000	5,336,058
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	3,800,000	3,806,059
Protective Life Global Funding 3.218% due 03/28/25 ~	2,500,000	2,497,579
Reliance Standard Life Global Funding II 2.500% due 10/30/24 ~	2,000,000	1,965,847
Societe Generale SA (France) 2.226% due 01/21/26 ~	1,900,000	1,805,539
Standard Chartered PLC (United Kingdom)
0.991% due 01/12/25 ~	3,000,000	2,867,932
1.319% due 10/14/23 ~	2,500,000	2,477,135
3.885% due 03/15/24 ~	1,500,000	1,511,358
Sumitomo Mitsui Financial Group Inc (Japan)
0.508% due 01/12/24	3,200,000	3,079,114
1.402% due 09/17/26	3,000,000	2,741,328
1.474% due 07/08/25	4,000,000	3,767,972
2.348% due 01/15/25	2,500,000	2,431,714
2.448% due 09/27/24	600,000	589,914
Sumitomo Mitsui Trust Bank Ltd (Japan) 0.800% due 09/16/24 ~	3,850,000	3,637,069
The Goldman Sachs Group Inc
0.657% due 09/10/24	9,000,000	8,709,377
0.843% (SOFR + 0.700%) due 01/24/25 §	9,000,000	8,943,373
1.757% due 01/24/25	13,050,000	12,730,762
3.500% due 04/01/25	3,246,000	3,272,190
3.625% due 02/20/24	500,000	506,574

	Principal Amount	Value
The PNC Financial Services Group Inc 3.900% due 04/29/24	$2,155,000	$2,205,756
UBS AG (Switzerland) 0.700% due 08/09/24 ~	5,000,000	4,743,686
VICI Properties LP REIT 3.500% due 02/15/25 ~	6,050,000	5,969,868
Wells Fargo & Co 1.654% due 06/02/24	9,000,000	8,895,488

		238,064,913

Industrial - 3.6%

Berry Global Inc 1.570% due 01/15/26	3,250,000	3,031,845
Canadian Pacific Railway Co (Canada) 1.350% due 12/02/24	1,200,000	1,151,699
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	2,300,000	2,174,273
Graphic Packaging International LLC 0.821% due 04/15/24 ~	2,400,000	2,282,795
Penske Truck Leasing Co LP
2.700% due 03/14/23 ~	1,000,000	1,004,909
2.700% due 11/01/24 ~	4,750,000	4,682,740
3.450% due 07/01/24 ~	2,300,000	2,306,484
4.125% due 08/01/23 ~	2,000,000	2,025,077
Silgan Holdings Inc 1.400% due 04/01/26 ~	2,950,000	2,694,227
TD SYNNEX Corp 1.250% due 08/09/24 ~	4,800,000	4,564,328
Teledyne Technologies Inc 0.950% due 04/01/24	9,000,000	8,645,878
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	1,500,000	1,485,345

		36,049,600

Technology - 3.0%

Dell International LLC 4.000% due 07/15/24	5,100,000	5,214,109
DXC Technology Co 1.800% due 09/15/26	1,800,000	1,652,702
Fidelity National Information Services Inc 0.600% due 03/01/24	4,400,000	4,215,307
Infor Inc 1.450% due 07/15/23 ~	3,000,000	2,940,904
Microchip Technology Inc
0.972% due 02/15/24	8,250,000	7,912,444
0.983% due 09/01/24 ~	3,750,000	3,553,612
NXP BV (China) 2.700% due 05/01/25 ~	3,300,000	3,202,072
Qorvo Inc 1.750% due 12/15/24 ~	1,700,000	1,623,585

		30,314,735

Utilities - 6.9%

Black Hills Corp 1.037% due 08/23/24	2,000,000	1,910,926
CenterPoint Energy Inc 0.850% (SOFRINDX + 0.650%) due 05/13/24 §	2,750,000	2,729,450
CenterPoint Energy Resources Corp 1.004% (USD LIBOR + 0.500%) due 03/02/23 §	862,000	859,525
Dominion Energy Inc 3.071% due 08/15/24	4,280,000	4,274,592
DPL Inc 4.125% due 07/01/25	600,000	596,682
Edison International 4.950% due 04/15/25	2,000,000	2,047,622
Emera US Finance LP (Canada) 0.833% due 06/15/24	3,857,000	3,653,867

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Evergy Inc 2.450% due 09/15/24	$4,050,000	$3,977,173
FirstEnergy Corp 3.350% due 07/15/22	8,800,000	8,810,780
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	7,875,000	7,981,470
OGE Energy Corp 0.703% due 05/26/23	1,900,000	1,862,122
Oklahoma Gas and Electric Co 0.553% due 05/26/23	1,650,000	1,615,115
Pacific Gas and Electric Co 1.750% due 06/16/22	7,200,000	7,192,580
Sempra Energy 3.300% due 04/01/25	3,600,000	3,608,292
Southern California Edison Co
0.975% due 08/01/24	4,650,000	4,437,619
1.100% due 04/01/24	2,100,000	2,027,999
The AES Corp
1.375% due 01/15/26	4,350,000	4,005,792
3.300% due 07/15/25 ~	3,650,000	3,588,808
Vistra Operations Co LLC 3.550% due 07/15/24 ~	4,250,000	4,212,848

		69,393,262

Total Corporate Bonds & Notes (Cost $558,261,027)		542,889,055

SENIOR LOAN NOTES - 13.9%

Communications - 0.3%

CSC Holdings LLC Term B 2.650% (USD LIBOR + 2.250%) due 01/15/26 §	1,480,916	1,456,983
SBA Senior Finance II LLC Term B 2.210% (USD LIBOR + 1.750%) due 04/11/25 §	1,184,615	1,172,557

		2,629,540

Consumer, Cyclical - 2.5%

Carnival Corp Term B 4.000% (USD LIBOR + 3.250%) due 10/18/28 §	1,246,875	1,220,899
ClubCorp Holdings Inc Term B 2.950% (USD LIBOR + 2.750%) due 09/18/24 §	3,819,574	3,637,548
Hilton Grand Vacations Borrower LLC Term B 3.500% (USD LIBOR + 3.000%) due 08/02/28 §	1,987,008	1,978,004
Marriott Ownership Resorts Inc Term B 2.210% (USD LIBOR + 1.750%) due 08/31/25 §	1,819,096	1,776,651
Mileage Plus Holdings LLC Term B 6.250% (USD LIBOR + 5.250%) due 06/20/27 §	2,000,000	2,083,750
Restaurant Brands International Inc Term B (Canada) 2.210% (USD LIBOR + 1.750%) due 11/19/26 §	1,896,276	1,859,299
SeaWorld Parks & Entertainment Inc Term B 3.500% (USD LIBOR + 3.000%) due 08/25/28 §	4,477,500	4,436,925
SRS Distribution Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/04/28 §	2,487,500	2,453,919
Stars Group Holdings BV Term B (Canada) 2.470% (USD LIBOR + 2.250%) due 07/21/26 §	3,253,578	3,229,177
United Airlines Inc Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	3,049,087	3,018,596

		25,694,768

	Principal Amount	Value
Consumer, Non-Cyclical - 4.1%

Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	$2,487,500	$2,451,431
Bausch Health Americas Inc Term B 3.460% (USD LIBOR + 3.000%) due 06/01/25 §	4,529,020	4,499,300
CoreLogic Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	3,482,500	3,435,486
Heartland Dental LLC Term B 4.450% (USD LIBOR + 4.000%) due 04/30/25 §	3,473,750	3,455,297
Mavis Tire Express Services Topco Corp 4.750% (USD LIBOR + 4.000%) due 05/04/28 §	4,758,015	4,734,225
Pathway Vet Alliance LLC Term B 4.210% (USD LIBOR + 3.750%) due 03/31/27 §	2,945,835	2,921,901
PetVet Care Centers LLC Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 §	7,607,543	7,571,088
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/04/28 §	2,475,000	2,461,078
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.760% (USD LIBOR + 3.750%) due 10/02/26 §	3,682,763	3,663,200
United Rentals North America Inc Term B 1.960% (USD LIBOR + 1.750%) due 10/31/25 §	4,419,847	4,434,451
Wand NewCo 3 Inc Term B-1 3.460% (USD LIBOR + 3.000%) due 02/05/26 §	1,750,683	1,702,977

		41,330,434

Energy - 1.2%

BCP Raptor II LLC Term B 5.210% (USD LIBOR + 4.750%) due 11/03/25 §	4,972,881	4,969,773
BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 §	2,984,091	2,981,915
DT Midstream Inc Term B due 06/10/28 ∞	3,740,578	3,739,994

		11,691,682

Financial - 2.7%

Acrisure LLC Term B 3.960% (USD LIBOR + 3.500%) due 02/15/27 §	2,210,554	2,180,712
AssuredPartners Inc Term B 3.960% (USD LIBOR + 3.500%) due 02/13/27 §	7,091,775	7,017,531
Avolon (US) LLC Term B-3 (Ireland) 2.500% (USD LIBOR + 1.750%) due 01/15/25 §	6,029,412	5,954,044
HUB International Ltd Term B 3.270% (USD LIBOR + 3.000%) due 04/25/25 §	5,913,004	5,853,537
NFP Corp Term B 3.710% (USD LIBOR + 3.250%) due 02/13/27 §	3,108,756	3,057,268
USI Inc Term B 4.010% (USD LIBOR + 3.000%) due 05/16/24 §	3,360,633	3,344,586

		27,407,678

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Industrial - 0.8%

Brown Group Holding LLC Term B 3.510% (USD LIBOR + 2.500%) due 06/07/28 §	$232,345	$228,739
Filtration Group Corp Term B 3.460% (USD LIBOR + 3.000%) due 03/29/25 §	5,177,344	5,109,391
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 §	2,722,569	2,670,385
TransDigm Inc Term F 2.710% (USD LIBOR + 2.250%) due 12/09/25 §	453,865	446,277

		8,454,792

Technology - 2.3%

Applied Systems Inc Term B 4.010% (USD LIBOR + 3.000%) due 09/19/24 §	1,966,765	1,956,579
AthenaHealth Group Inc Term B 4.000% (SOFR + 3.500%) due 02/15/29 § f	500,000	495,781
Epicor Software Corp Term C 4.000% (USD LIBOR + 3.250%) due 07/31/27 §	5,954,660	5,915,073
Sophia LP Term B 4.260% (USD LIBOR + 3.250%) due 10/07/27 §	3,209,497	3,181,414
Tempo Acquisition LLC Term B 3.500% (SOFR + 3.000%) due 08/31/28 §	4,738,285	4,690,902
UKG Inc 3.750% (USD LIBOR + 3.250%) due 05/03/26 §	6,675,820	6,629,924

		22,869,673

Total Senior Loan Notes (Cost $141,015,530)		140,078,567

ASSET-BACKED SECURITIES - 23.7%

AIMCO CLO 10 Ltd (Cayman) 1.319% (USD LIBOR + 1.060%) due 07/22/32 ~ §	2,700,000	2,679,820
AmeriCredit Automobile Receivables Trust
0.680% due 10/19/26	10,100,000	9,748,947
0.690% due 01/19/27	2,400,000	2,297,061
0.760% due 12/18/25	2,400,000	2,334,225
1.170% due 08/18/27	4,700,000	4,463,303
1.480% due 01/21/25	2,750,000	2,736,026
2.600% due 09/18/23	34,207	34,233
Atrium XIII (Cayman) 1.439% (USD LIBOR + 1.180%) due 11/21/30 ~ §	470,000	468,351
Buttermilk Park CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 10/15/31 ~ §	1,850,000	1,840,095
Carlyle Global Market Strategies CLO Ltd (Cayman) 1.318% (USD LIBOR + 1.050%) due 07/27/31 ~ §	495,916	491,850
CIFC Funding 2013-III-R Ltd (Cayman) 1.239% (USD LIBOR + 0.980%) due 04/24/31 ~ §	2,000,000	1,985,077
CIFC Funding 2015-III Ltd (Cayman) 1.118% (USD LIBOR + 0.870%) due 04/19/29 ~ §	1,467,638	1,465,203
Dryden 55 CLO Ltd (Cayman) 1.261% (USD LIBOR + 1.020%) due 04/15/31 ~ §	2,500,000	2,475,098

	Principal Amount	Value
Dryden 58 CLO Ltd (Cayman) 1.241% (USD LIBOR + 1.000%) due 07/17/31 ~ §	$3,148,000	$3,118,531
Dryden 61 CLO Ltd (Cayman) 1.231% (USD LIBOR + 0.990%) due 01/17/32 ~ §	7,000,000	6,936,387
Dryden 64 CLO Ltd (Cayman) 1.211% (USD LIBOR + 0.970%) due 04/18/31 ~ §	2,000,000	1,984,433
Ford Credit Auto Owner Trust
0.700% due 10/15/26	10,550,000	9,897,827
0.790% due 08/15/26	2,650,000	2,507,919
1.190% due 01/15/26	2,050,000	1,985,436
2.040% due 08/15/31 ~	2,000,000	1,933,544
2.130% due 05/15/25	5,000,000	4,981,697
GM Financial Consumer Automobile Receivables Trust
0.750% due 05/17/27	800,000	754,960
3.270% due 01/16/24	1,200,000	1,205,195
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	240,194	234,658
Hyundai Auto Receivables Trust 2.400% due 06/15/26	2,000,000	1,994,802
Magnetite Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	2,170,000	2,159,480
Magnetite XIV-R Ltd (Cayman) 1.361% (USD LIBOR + 1.120%) due 10/18/31 ~ §	3,000,000	2,985,441
Magnetite XV Ltd (Cayman) 1.268% (USD LIBOR + 1.010%) due 07/25/31 ~ §	1,500,000	1,488,759
Magnetite XVIII Ltd (Cayman) 1.386% (USD LIBOR + 0.880%) due 11/15/28 ~ §	2,981,962	2,962,170
Magnetite XXIX Ltd (Cayman) 1.231% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,300,000	3,269,164
MVW LLC
1.140% due 01/22/41 ~	1,561,006	1,480,999
1.740% due 10/20/37 ~	416,591	402,697
Navient Private Education Loan Trust 3.610% due 12/15/59 ~	733,576	737,777
Navient Private Education Refi Loan Trust
0.840% due 05/15/69 ~	954,575	911,863
1.060% due 10/15/69 ~	4,331,025	4,120,817
1.110% due 02/18/70 ~	2,250,078	2,099,022
1.170% due 09/16/69 ~	602,692	583,088
1.220% due 07/15/69 ~	923,449	901,727
1.310% due 01/15/69 ~	2,248,703	2,178,656
1.690% due 05/15/69 ~	4,135,386	3,984,797
2.120% due 01/15/69 ~	2,175,775	2,135,166
2.230% due 07/15/70 ~	6,200,000	5,997,849
2.460% due 11/15/68 ~	920,751	884,929
2.640% due 05/15/68 ~	1,164,885	1,148,172
Navient Student Loan Trust
1.007% (USD LIBOR + 0.550%) due 02/25/70 ~ §	3,224,366	3,194,397
1.057% (USD LIBOR + 0.600%) due 12/26/69 ~ §	3,843,393	3,817,468
1.320% due 08/26/69 ~	3,788,879	3,460,851
1.507% (USD LIBOR + 1.050%) due 06/25/69 ~ §	2,145,801	2,159,656
3.390% due 12/15/59 ~	1,489,788	1,490,990
Nelnet Student Loan Trust
1.139% (USD LIBOR + 0.690%) due 04/20/62 ~ §	2,655,130	2,643,440
1.360% due 04/20/62 ~	3,135,699	2,941,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 24 Ltd (Cayman) 1.748% (USD LIBOR + 1.500%) due 04/19/30 ~ §	$1,000,000	$987,592
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman) 1.171% (USD LIBOR + 0.930%) due 10/18/29 ~ §	2,650,000	2,626,150
Neuberger Berman Loan Advisers CLO 26 Ltd (Cayman) 1.161% (USD LIBOR + 0.920%) due 10/18/30 ~ §	5,550,000	5,546,255
Neuberger Berman Loan Advisers CLO 37 Ltd (Cayman) 1.224% (USD LIBOR + 0.970%) due 07/20/31 ~ §	4,700,000	4,650,289
OCP CLO Ltd (Cayman) 1.201% (USD LIBOR + 0.960%) due 07/15/30 ~ §	2,500,000	2,500,085
Palmer Square CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,250,000	2,239,230
Palmer Square Loan Funding Ltd (Cayman)
0.928% (USD LIBOR + 0.800%) due 10/15/29 ~ §	7,000,000	6,975,441
1.154% (USD LIBOR + 0.900%) due 04/20/29 ~ §	1,734,611	1,728,244
1.280% (USD LIBOR + 0.800%) due 05/20/29 ~ §	7,894,007	7,864,882
1.528% (USD LIBOR + 1.400%) due 10/15/29 ~ §	3,000,000	2,994,234
1.654% (USD LIBOR + 1.400%) due 07/20/29 ~ §	4,000,000	4,000,787
1.830% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,950,000	2,944,282
2.380% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,200,000	1,189,805
Regatta XIV Funding Ltd (Cayman) 1.448% (USD LIBOR + 1.190%) due 10/25/31 ~ §	1,100,000	1,096,688
Santander Drive Auto Receivables Trust
0.500% due 04/15/25	9,900,000	9,859,339
0.590% due 09/15/25	3,150,000	3,118,544
0.750% due 02/17/26	3,750,000	3,678,788
0.880% due 06/15/26	1,850,000	1,787,127
0.900% due 06/15/26	4,000,000	3,889,534
0.950% due 09/15/27	2,100,000	2,038,638
1.260% due 02/16/27	5,000,000	4,776,489
SLC Student Loan Trust 0.946% (USD LIBOR + 0.120%) due 06/15/29 §	337,607	336,138
SMB Private Education Loan Trust
1.027% (USD LIBOR + 0.630%) due 02/15/51 ~ §	2,318,051	2,302,451
1.070% due 01/15/53 ~	3,179,563	2,926,356
1.290% due 07/15/53 ~	2,351,368	2,238,710
2.340% due 09/15/34 ~	3,797,100	3,746,272
2.430% due 02/17/32 ~	2,163,929	2,126,775
2.700% due 05/15/31 ~	1,433,394	1,420,758
3.440% due 07/15/36 ~	1,252,863	1,255,275
3.500% due 02/15/36 ~	638,466	640,581
3.600% due 01/15/37 ~	1,765,919	1,754,273
3.630% due 11/15/35 ~	1,817,929	1,828,041
Sofi Consumer Loan Program Trust 2.020% due 01/25/29 ~	75,991	76,033
Stratus CLO Ltd (Cayman)
0.891% (USD LIBOR + 0.800%) due 12/29/29 ~ §	750,000	744,073
1.491% (USD LIBOR + 1.400%) due 12/29/29 ~ §	6,000,000	5,933,317

	Principal Amount	Value
Verizon Owner Trust 1.850% due 07/22/24	$2,805,420	$2,806,839
Volvo Financial Equipment LLC 3.130% due 11/15/23 ~	1,738,332	1,745,524

Total Asset-Backed Securities (Cost $244,124,655)		239,068,978

U.S. TREASURY OBLIGATIONS - 4.4%

U.S. Treasury Notes - 4.4%

0.375% due 07/15/24	2,700,000	2,577,551
0.375% due 08/15/24	10,000,000	9,525,391
0.375% due 09/15/24	6,000,000	5,701,406
1.250% due 07/31/23	2,300,000	2,276,775
1.250% due 08/31/24	5,000,000	4,859,375
1.500% due 09/30/24	10,000,000	9,766,406
1.750% due 07/31/24	9,500,000	9,353,418

Total U.S. Treasury Obligations (Cost $45,742,908)		44,060,322

	Shares
SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	24,398,506	24,398,506

Total Short-Term Investment (Cost $24,398,506)		24,398,506

TOTAL INVESTMENTS - 98.2% (Cost $1,013,542,626)		990,495,428

OTHER ASSETS & LIABILITIES, NET - 1.8%		17,658,230

NET ASSETS - 100.0%		$1,008,153,658

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	53.8%
Asset-Backed Securities	23.7%
Senior Loan Notes	13.9%
U.S. Treasury Obligations	4.4%
Others (each less than 3.0%)	2.4%

98.2%
Other Assets & Liabilities, Net	1.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$542,889,055	$—	$542,889,055	$—
	Senior Loan Notes	140,078,567	—	140,078,567	—
	Asset-Backed Securities	239,068,978	—	239,068,978	—
	U.S. Treasury Obligations	44,060,322	—	44,060,322	—
	Short-Term Investment	24,398,506	24,398,506	—	—

	Total	$990,495,428	$24,398,506	$966,096,922	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 44.9%

Basic Materials - 1.2%

Anglo American Capital PLC (South Africa)
2.625% due 09/10/30 ~	$4,550,000	$4,132,091
3.950% due 09/10/50 ~	3,000,000	2,818,997
4.750% due 03/16/52 ~	2,750,000	2,875,467
Glencore Funding LLC (Australia) 2.625% due 09/23/31 ~	1,200,000	1,075,479

		10,902,034

Communications - 2.9%

AT&T Inc
2.550% due 12/01/33	2,000,000	1,780,880
3.500% due 09/15/53	4,865,000	4,287,351
3.850% due 06/01/60	2,800,000	2,516,231
Charter Communications Operating LLC
3.500% due 06/01/41	3,300,000	2,750,946
3.850% due 04/01/61	5,200,000	4,196,939
Expedia Group Inc 2.950% due 03/15/31	1,600,000	1,484,000
Rogers Communications Inc (Canada) 4.550% due 03/15/52 ~	4,500,000	4,486,773
T-Mobile USA Inc
2.250% due 02/15/26 ~	2,325,000	2,193,405
2.625% due 04/15/26	100,000	95,642
3.375% due 04/15/29 ~	1,600,000	1,524,000
Verizon Communications Inc 3.400% due 03/22/41	2,550,000	2,397,243

		27,713,410

Consumer, Cyclical - 7.0%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	3,484,939	3,390,148
American Airlines Inc 5.750% due 04/20/29 ~	4,000,000	3,990,500
American Airlines Pass-Through Trust ‘A’ 2.875% due 01/11/36	2,200,000	1,994,105
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	2,218,939	2,161,514
American Airlines Pass-Through Trust ‘B’ 3.950% due 01/11/32	1,300,000	1,179,990
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	2,336,828	2,217,341
4.625% due 12/20/25 ~	1,365,384	1,373,062
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	4,039,899	3,830,595
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,104,177	2,100,884
Delta Air Lines Inc 4.500% due 10/20/25 ~	4,000,000	4,026,386
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,237,899	1,228,145
Ford Motor Credit Co LLC
2.300% due 02/10/25	1,675,000	1,591,815
2.700% due 08/10/26	2,225,000	2,072,054
2.900% due 02/16/28	3,200,000	2,898,864
3.375% due 11/13/25	2,475,000	2,421,862
4.542% due 08/01/26	1,725,000	1,725,345
Genting New York LLC 3.300% due 02/15/26 ~	2,000,000	1,894,171
Hilton Grand Vacations Borrower Escrow LLC 4.875% due 07/01/31 ~	2,850,000	2,652,709
International Game Technology PLC 4.125% due 04/15/26 ~	2,000,000	1,978,430
Kohl’s Corp 3.375% due 05/01/31	3,000,000	2,900,824

	Principal Amount	Value
Lowe’s Cos Inc 4.450% due 04/01/62	$2,750,000	$2,866,385
Magallanes Inc 5.050% due 03/15/42 ~	2,500,000	2,555,259
Marriott International Inc 3.500% due 10/15/32	3,150,000	3,004,166
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	4,000,000	3,797,520
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	2,002,400
Spirit Airlines Pass-Through Trust ‘A’ 4.100% due 10/01/29	461,863	451,804
United Airlines Pass-Through Trust ‘A’ 2.900% due 11/01/29	1,302,117	1,184,591
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	995,415	1,008,009
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,776,726	1,714,842

		66,213,720

Consumer, Non-Cyclical - 4.5%

AmerisourceBergen Corp 2.700% due 03/15/31	1,000,000	925,564
Amgen Inc
3.150% due 02/21/40	2,750,000	2,520,550
4.200% due 02/22/52	1,100,000	1,141,232
Anheuser-Busch InBev Finance Inc (Belgium) 4.000% due 01/17/43	2,000,000	1,973,632
Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	5,000,000	5,857,580
BAT Capital Corp (United Kingdom) 5.650% due 03/16/52	1,650,000	1,678,105
Block Inc
2.750% due 06/01/26 ~	4,000,000	3,785,600
3.500% due 06/01/31 ~	500,000	458,337
Centene Corp
2.450% due 07/15/28	1,750,000	1,601,294
2.500% due 03/01/31	1,900,000	1,679,923
CoStar Group Inc 2.800% due 07/15/30 ~	500,000	457,712
HCA Inc 3.375% due 03/15/29 ~	2,500,000	2,435,768
JBS USA LUX SA 3.000% due 05/15/32 ~	3,000,000	2,706,405
Kraft Heinz Foods Co 4.375% due 06/01/46	6,500,000	6,444,035
Universal Health Services Inc
2.650% due 10/15/30 ~	4,450,000	4,046,324
2.650% due 01/15/32 ~	1,950,000	1,755,797
Viatris Inc 3.850% due 06/22/40	3,350,000	2,906,134

		42,373,992

Energy - 3.9%

Cheniere Corpus Christi Holdings LLC 2.742% due 12/31/39 ~	4,150,000	3,618,887
Cheniere Energy Partners LP 4.500% due 10/01/29	3,500,000	3,521,647
DT Midstream Inc due 04/15/32 # ~	2,000,000	2,007,720
Energy Transfer LP
4.750% due 01/15/26	3,000,000	3,120,348
5.000% due 05/15/44	4,000,000	3,929,017
6.500% due 11/15/26	1,650,000	1,625,745
Enterprise Products Operating LLC 3.300% due 02/15/53	1,850,000	1,584,569
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,000,000	2,053,174

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
MPLX LP
4.950% due 03/14/52	$1,750,000	$1,826,632
5.200% due 12/01/47	1,200,000	1,277,031
6.875% due 02/15/23	3,000,000	2,955,000
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	2,100,000	1,654,380
Sempra Infrastructure Partners LP 3.250% due 01/15/32 ~	1,800,000	1,665,064
Targa Resources Partners LP 4.000% due 01/15/32	5,750,000	5,548,750

		36,387,964

Financial - 15.3%

ABN AMRO Bank NV (Netherlands) 3.324% due 03/13/37 ~	1,700,000	1,547,015
AerCap Ireland Capital DAC (Ireland) 3.300% due 01/30/32	3,100,000	2,799,511
Air Lease Corp
3.000% due 02/01/30	4,000,000	3,689,334
4.650% due 06/15/26	4,300,000	3,870,000
Aon Corp 3.900% due 02/28/52	1,650,000	1,633,482
Assured Guaranty US Holdings Inc 3.600% due 09/15/51	2,150,000	1,864,127
Avolon Holdings Funding Ltd (Ireland)
2.750% due 02/21/28 ~	4,950,000	4,410,598
4.250% due 04/15/26 ~	1,350,000	1,333,203
Bank of America Corp
2.482% due 09/21/36	4,700,000	4,048,293
2.687% due 04/22/32	5,700,000	5,250,484
2.972% due 02/04/33	4,000,000	3,752,267
3.846% due 03/08/37	2,900,000	2,781,145
4.375% due 01/27/27	3,000,000	2,826,900
BNP Paribas SA (France)
2.871% due 04/19/32 ~	3,500,000	3,190,121
4.625% due 02/25/31 ~	3,000,000	2,685,030
Broadstone Net Lease LLC REIT 2.600% due 09/15/31	2,750,000	2,453,464
Citigroup Inc 3.057% due 01/25/33	3,750,000	3,507,739
Corebridge Financial Inc due 04/05/42 # ~	1,550,000	1,558,444
Credit Agricole SA (France) 4.750% due 03/23/29 ~	3,000,000	2,729,790
GLP Capital LP REIT 3.250% due 01/15/32	1,200,000	1,090,758
Hill City Funding Trust 4.046% due 08/15/41 ~	2,400,000	2,018,260
Host Hotels & Resorts LP REIT
2.900% due 12/15/31	4,400,000	3,937,513
3.375% due 12/15/29	3,200,000	3,053,079
3.500% due 09/15/30	1,500,000	1,432,397
HSBC Holdings PLC (United Kingdom)
2.871% due 11/22/32	3,750,000	3,413,349
4.700% due 03/09/31	3,150,000	2,831,063
JPMorgan Chase & Co 2.963% due 01/25/33	9,950,000	9,390,706
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	5,650,000	4,504,180
LSEGA Financing PLC (United Kingdom) 3.200% due 04/06/41 ~	2,200,000	1,987,040
Morgan Stanley
2.475% due 01/21/28	3,000,000	2,864,437
2.484% due 09/16/36	5,700,000	4,896,415
2.943% due 01/21/33	4,700,000	4,412,968
OneMain Finance Corp
5.375% due 11/15/29	1,575,000	1,532,885
6.125% due 03/15/24	5,200,000	5,336,058
Standard Chartered PLC (United Kingdom) 3.603% due 01/12/33 ~	2,400,000	2,224,497

	Principal Amount	Value
Stewart Information Services Corp 3.600% due 11/15/31	$3,150,000	$2,870,645
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	3,182,521
The Goldman Sachs Group Inc
2.615% due 04/22/32	7,950,000	7,241,896
3.102% due 02/24/33	3,600,000	3,397,144
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	3,000,000	2,730,861
VICI Properties LP REIT
3.500% due 02/15/25 ~	2,300,000	2,269,537
3.750% due 02/15/27 ~	2,250,000	2,191,838
4.625% due 12/01/29 ~	5,500,000	5,496,535
Wells Fargo & Co 4.400% due 06/14/46	3,750,000	3,903,917

		144,141,446

Industrial - 3.4%

Allegion US Holding Co Inc 3.550% due 10/01/27	3,336,000	3,283,611
Berry Global Inc 4.875% due 07/15/26 ~	5,000,000	5,056,050
Flowserve Corp 2.800% due 01/15/32	7,000,000	6,203,013
Masco Corp 7.750% due 08/01/29	2,000,000	2,428,818
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	2,300,000	2,070,370
TD SYNNEX Corp 2.375% due 08/09/28 ~	3,250,000	2,931,839
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	5,950,000	5,565,221
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	2,500,000	2,475,575
Vontier Corp 2.400% due 04/01/28	2,350,000	2,071,337

		32,085,834

Technology - 2.5%

Broadcom Inc
due 04/15/29 # ~	1,450,000	1,449,290
3.137% due 11/15/35 ~	5,000,000	4,415,431
3.187% due 11/15/36 ~	1,474,000	1,282,653
CGI Inc (Canada) 2.300% due 09/14/31 ~	3,350,000	2,927,420
Kyndryl Holdings Inc 3.150% due 10/15/31 ~	6,500,000	5,486,720
Oracle Corp
2.875% due 03/25/31	2,650,000	2,420,345
3.950% due 03/25/51	5,000,000	4,387,085
Skyworks Solutions Inc 3.000% due 06/01/31	1,300,000	1,159,410

		23,528,354

Utilities - 4.2%

Dominion Energy Inc 4.350% due 01/15/27	3,150,000	3,061,989
DPL Inc
4.125% due 07/01/25	600,000	596,682
4.350% due 04/15/29	1,350,000	1,324,242
Duke Energy Progress NC Storm Funding LLC 2.387% due 07/01/39	5,350,000	5,004,534
Edison International 5.000% due 12/15/26	650,000	611,650
FirstEnergy Corp 4.400% due 07/15/27	2,500,000	2,520,162
IPALCO Enterprises Inc 4.250% due 05/01/30	2,400,000	2,407,785

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
KeySpan Gas East Corp 3.586% due 01/18/52 ~	$2,850,000	$2,535,672
NextEra Energy Capital Holdings Inc 3.000% due 01/15/52	2,500,000	2,140,544
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	6,925,000	7,018,626
PG&E Energy Recovery Funding LLC 2.280% due 01/15/38	2,400,000	2,120,269
Sempra Energy 4.125% due 04/01/52	5,000,000	4,680,483
Southern California Edison Co 4.000% due 04/01/47	1,550,000	1,495,316
Southwestern Electric Power Co 3.250% due 11/01/51	1,600,000	1,381,327
Talen Energy Supply LLC
6.500% due 06/01/25	1,000,000	253,245
6.625% due 01/15/28 ~	2,500,000	2,329,613

		39,482,139

Total Corporate Bonds & Notes (Cost $452,059,094)		422,828,893

SENIOR LOAN NOTES - 15.7%

Communications - 0.4%

CSC Holdings LLC Term B 2.647% (USD LIBOR + 2.250%) due 01/15/26 §	2,468,193	2,428,305
SBA Senior Finance II LLC Term B 2.210% (USD LIBOR + 1.750%) due 04/11/25 §	1,184,615	1,172,557

		3,600,862

Consumer, Cyclical - 3.2%

Carnival Corp Term B 4.000% (USD LIBOR + 3.250%) due 10/18/28 §	1,496,250	1,465,079
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	4,794,792	4,566,291
Hilton Grand Vacations Borrower LLC Term B 3.500% (USD LIBOR + 3.000%) due 08/02/28 §	1,990,000	1,980,983
Marriott Ownership Resorts Inc Term B 2.207% (USD LIBOR + 1.750%) due 08/31/25 §	3,849,779	3,759,952
Mileage Plus Holdings LLC Term B 6.250% (USD LIBOR + 5.250%) due 06/20/27 §	2,000,000	2,083,750
Restaurant Brands International Inc Term B (Canada) 2.207% (USD LIBOR + 1.750%) due 11/19/26 §	2,124,676	2,083,245
SeaWorld Parks & Entertainment Inc Term B 3.500% (USD LIBOR + 3.000%) due 08/25/28 §	3,980,000	3,943,933
SRS Distribution Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/04/28 §	2,487,500	2,453,919
Stars Group Holdings BV Term B (Canada) 2.474% (USD LIBOR + 2.250%) due 07/21/26 §	4,478,330	4,444,743
United Airlines Inc Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	3,283,632	3,250,796

		30,032,691

Consumer, Non-cyclical - 4.1%

Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	2,487,500	2,451,431

	Principal Amount	Value

Bausch Health Americas Inc Term B 3.457% (USD LIBOR + 3.000%) due 06/01/25 §	$5,028,156	$4,995,162
CoreLogic Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	4,228,750	4,171,662
Heartland Dental LLC Term B 4.447% (USD LIBOR + 4.000%) due 04/30/25 §	3,473,750	3,455,297
Mavis Tire Express Services Topco Corp 4.750% (USD LIBOR + 4.000%) due 05/04/28 §	4,758,015	4,734,225
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	250,000	247,656
Pathway Vet Alliance LLC Term B 4.207% (USD LIBOR + 3.750%) due 03/31/27 §	4,418,641	4,382,739
PetVet Care Centers LLC Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 §	6,625,213	6,593,465
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/04/28 §	2,475,000	2,461,078
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.756% (USD LIBOR + 3.750%) due 10/02/26 §	3,682,763	3,663,200
Wand NewCo 3 Inc Term B-1 3.457% (USD LIBOR + 3.000%) due 02/05/26 §	1,750,683	1,702,977

		38,858,892

Energy - 1.4%

BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 §	3,978,787	3,975,887
BCP Raptor II LLC Term B 5.207% (USD LIBOR + 4.750%) due 11/03/25 §	5,470,169	5,466,750
DT Midstream Inc Term B due 06/10/28 ∞	3,491,206	3,490,661

		12,933,298

Financial - 2.2%

Acrisure LLC Term B 3.957% (USD LIBOR + 3.500%) due 02/15/27 §	2,210,554	2,180,712
AssuredPartners Inc Term B 3.957% (USD LIBOR + 3.500%) due 02/13/27 §	4,154,375	4,110,883
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	7,481	7,460
HUB International Ltd Term B 3.267% (USD LIBOR + 3.000%) due 04/25/25 §	7,331,763	7,258,027
NFP Corp Term B 3.707% (USD LIBOR + 3.250%) due 02/13/27 §	3,607,483	3,547,736
USI Inc Term B 4.006% (USD LIBOR + 3.000%) due 05/16/24 §	3,812,618	3,794,412

		20,899,230

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Industrial - 1.9%

Brown Group Holding LLC Term B 3.506% (USD LIBOR + 2.500%) due 06/07/28 §	$232,345	$228,739
Filtration Group Corp Term B 3.457% (USD LIBOR + 3.000%) due 03/29/25 §	7,132,411	7,038,799
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 §	2,722,569	2,670,385
TransDigm Inc
Term E 2.707% (USD LIBOR + 2.250%) due 05/30/25 §	1,865,701	1,834,736
Term F 2.707% (USD LIBOR + 2.250%) due 12/09/25 §	5,667,046	5,572,299

		17,344,958

Technology - 2.5%

Applied Systems Inc Term B 4.006% (USD LIBOR + 3.000%) due 09/19/24 §	1,966,765	1,956,579
AthenaHealth Group Inc Term B 4.000% (SOFR + 3.500%) due 02/15/29 § f	1,250,000	1,239,453
Epicor Software Corp Term C 4.000% (USD LIBOR + 3.250%) due 07/31/27 §	5,954,660	5,915,073
Sophia LP Term B 4.256% (USD LIBOR + 3.250%) due 10/07/27 §	3,209,497	3,181,414
Tempo Acquisition LLC Term B 3.500% (SOFR + 3.000%) due 08/31/28 §	4,738,285	4,690,902
UKG Inc 3.750% (SOFR + 3.250%) due 05/03/26 §	6,675,820	6,629,924

		23,613,345

Total Senior Loan Notes (Cost $148,401,663)		147,283,276

MORTGAGE-BACKED SECURITIES - 2.1%

Fannie Mae - 2.1%

due 04/01/37 #	17,500,000	16,997,559
due 04/01/52 #	3,000,000	2,785,195

		19,782,754

Total Mortgage-Backed Securities (Cost $20,151,445)		19,782,754

ASSET-BACKED SECURITIES - 18.9%

Aimco CLO 11 Ltd (Cayman) 1.371% (USD LIBOR + 1.130%) due 10/17/34 ~ §	5,000,000	4,956,500
AmeriCredit Automobile Receivables Trust
0.760% due 12/18/25	2,450,000	2,382,855
0.890% due 10/19/26	2,450,000	2,328,954
1.410% due 08/18/27	3,500,000	3,278,148
1.480% due 02/18/26	1,000,000	976,467
Buttermilk Park CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 10/15/31 ~ §	1,600,000	1,591,433
Carlyle Global Market Strategies CLO Ltd (Cayman)
1.318% (USD LIBOR + 1.050%) due 07/27/31 ~ §	991,833	983,700

	Principal Amount	Value
1.818% (USD LIBOR + 1.550%) due 07/27/31 ~ §	$2,000,000	$1,979,825
CIFC Funding 2015-III Ltd (Cayman) 1.118% (USD LIBOR + 0.870%) due 04/19/29 ~ §	1,467,638	1,465,203
Dryden 53 CLO Ltd (Cayman) 1.641% (USD LIBOR + 1.400%) due 01/15/31 ~ §	1,500,000	1,484,250
Dryden 61 CLO Ltd (Cayman) 1.231% (USD LIBOR + 0.990%) due 01/17/32 ~ §	4,250,000	4,211,378
Dryden CLO Ltd (Cayman)
1.641% (USD LIBOR + 1.400%) due 04/18/31 ~ §	1,600,000	1,579,920
1.741% (USD LIBOR + 1.500%) due 07/17/31 ~ §	2,000,000	1,969,195
2.041% (USD LIBOR + 1.800%) due 07/17/31 ~ §	2,000,000	1,979,316
2.141% (USD LIBOR + 1.900%) due 04/15/31 ~ §	1,000,000	985,081
Flatiron CLO 19 Ltd (Cayman) 2.009% (USD LIBOR + 1.550%) due 11/16/34 ~ §	1,000,000	987,347
Ford Credit Auto Owner Trust
1.190% due 01/15/26	1,350,000	1,307,482
1.530% due 05/15/34 ~	1,050,000	979,498
2.040% due 12/15/26	1,000,000	981,588
2.040% due 08/15/31 ~	2,000,000	1,933,544
3.190% due 07/15/31 ~	4,000,000	3,989,808
Madison Park Funding Ltd (Cayman)
1.841% (USD LIBOR + 1.600%) due 07/15/30 ~ §	2,600,000	2,568,004
1.991% (USD LIBOR + 1.750%) due 10/18/30 ~ §	2,600,000	2,568,533
Magnetite Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	3,000,000	2,985,456
Magnetite XIV-R Ltd (Cayman) 1.361% (USD LIBOR + 1.120%) due 10/18/31 ~ §	2,500,000	2,487,868
Magnetite XXIX Ltd (Cayman) 1.231% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,250,000	3,219,631
MVW LLC 1.740% due 10/20/37 ~	416,591	402,697
Navient Private Education Refi Loan Trust
0.840% due 05/15/69 ~	842,272	804,585
1.170% due 09/16/69 ~	602,692	583,088
1.220% due 07/15/69 ~	923,449	901,727
1.310% due 01/15/69 ~	1,539,873	1,491,906
1.690% due 05/15/69 ~	4,763,456	4,578,386
2.460% due 11/15/68 ~	920,751	884,929
2.640% due 05/15/68 ~	1,164,885	1,148,172
Navient Student Loan Trust
1.057% (USD LIBOR + 0.600%) due 12/26/69 ~ §	2,650,616	2,632,736
1.177% (USD LIBOR + 0.720%) due 03/25/67 ~ §	2,000,000	1,995,537
1.310% due 12/26/69 ~	1,943,785	1,767,801
1.320% due 08/26/69 ~	3,788,879	3,460,851
1.507% (USD LIBOR + 1.050%) due 06/25/69 ~ §	2,145,801	2,159,656
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman)
1.171% (USD LIBOR + 0.930%) due 10/18/29 ~ §	2,600,000	2,576,600
1.591% (USD LIBOR + 1.350%) due 10/18/29 ~ §	1,500,000	1,480,362

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 40 Ltd (Cayman) 1.301% (USD LIBOR + 1.060%) due 04/16/33 ~ §	$500,000	$496,119
Palmer Square CLO Ltd (Cayman)
1.341% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,500,000	2,488,034
1.586% (USD LIBOR + 1.080%) due 11/15/31 ~ §	6,500,000	6,459,861
Palmer Square Loan Funding Ltd (Cayman)
1.154% (USD LIBOR + 0.900%) due 04/20/29 ~ §	1,734,611	1,728,244
1.528% (USD LIBOR + 1.400%) due 10/15/29 ~ §	9,700,000	9,681,358
1.654% (USD LIBOR + 1.400%) due 07/20/29 ~ §	4,500,000	4,500,885
1.730% (USD LIBOR + 1.250%) due 05/20/29 ~ §	6,000,000	5,959,386
1.859% (USD LIBOR + 1.600%) due 10/24/27 ~ §	1,750,000	1,743,649
2.054% (USD LIBOR + 1.800%) due 04/20/29 ~ §	750,000	749,424
2.380% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,200,000	1,189,805
Regatta XIV Funding Ltd (Cayman) 1.448% (USD LIBOR + 1.190%) due 10/25/31 ~ §	1,400,000	1,395,785
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	3,700,000	3,629,738
SLM Student Loan Trust 0.808% (USD LIBOR + 0.550%) due 10/25/64 ~ §	1,673,670	1,633,880
SMB Private Education Loan Trust
1.070% due 01/15/53 ~	4,542,233	4,180,508
1.127% (USD LIBOR + 0.730%) due 01/15/53 ~ §	10,900,000	10,729,973
1.290% due 07/15/53 ~	2,351,368	2,238,710
1.680% due 02/15/51 ~	3,120,454	2,989,764
2.230% due 09/15/37 ~	5,497,194	5,308,133
2.340% due 09/15/34 ~	1,534,034	1,513,499
2.430% due 02/17/32 ~	1,949,779	1,916,301
2.700% due 05/15/31 ~	1,067,421	1,058,011
2.820% due 10/15/35 ~	2,437,886	2,388,330
2.880% due 09/15/34 ~	2,256,014	2,242,400
3.440% due 07/15/36 ~	1,735,723	1,739,065
3.500% due 02/15/36 ~	3,339,179	3,350,241
3.600% due 01/15/37 ~	912,392	906,375
3.630% due 11/15/35 ~	1,230,825	1,237,672
Sofi Professional Loan Program LLC 2.370% due 11/16/48 ~	1,311,904	1,300,268
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	1,867,064	1,841,402
Stratus CLO Ltd (Cayman) 1.491% (USD LIBOR + 1.400%) due 12/29/29 ~ §	6,000,000	5,933,317
TIAA CLO IV Ltd (Cayman) 1.954% (USD LIBOR + 1.700%) due 01/20/32 ~ §	2,750,000	2,733,558

Total Asset-Backed Securities (Cost $182,002,720)		178,293,712

U.S. TREASURY OBLIGATIONS - 15.9%

U.S. Treasury Bonds - 5.5%

1.125% due 05/15/40	14,500,000	11,437,725
1.250% due 05/15/50	4,000,000	2,988,438
1.375% due 08/15/50	3,250,000	2,505,039
1.750% due 08/15/41	10,000,000	8,673,437

	Principal Amount	Value
1.875% due 11/15/51	$5,000,000	$4,387,500
2.000% due 08/15/51	5,000,000	4,512,500
2.250% due 08/15/46	2,550,000	2,387,637
2.250% due 02/15/52	3,000,000	2,878,125
2.500% due 02/15/46	3,500,000	3,430,205
2.500% due 05/15/46	3,000,000	2,942,402
2.750% due 11/15/47	2,000,000	2,076,914
3.000% due 11/15/44	2,000,000	2,121,797
3.000% due 02/15/49	1,500,000	1,650,410

		51,992,129

U.S. Treasury Notes - 10.4%

0.250% due 10/31/25	1,000,000	922,168
0.375% due 09/30/27	5,000,000	4,464,844
0.500% due 06/30/27	5,000,000	4,519,824
0.500% due 10/31/27	8,000,000	7,183,437
0.625% due 11/30/27	7,000,000	6,321,055
0.625% due 05/15/30	16,000,000	13,954,375
1.125% due 02/28/27	7,000,000	6,569,336
1.125% due 02/15/31	11,500,000	10,386,836
1.625% due 05/15/26	3,000,000	2,895,352
1.625% due 09/30/26	10,000,000	9,630,078
1.750% due 11/15/29	10,000,000	9,570,312
2.250% due 02/15/27	2,000,000	1,979,531
2.375% due 05/15/29	5,000,000	4,986,914
2.500% due 02/28/26	7,400,000	7,390,894
2.625% due 02/15/29	7,000,000	7,085,586

		97,860,542

Total U.S. Treasury Obligations (Cost $160,894,186)		149,852,671

	Shares
SHORT-TERM INVESTMENT - 4.7%

Money Market Fund - 4.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	44,650,154	44,650,154

Total Short-Term Investment (Cost $44,650,154)		44,650,154

TOTAL INVESTMENTS - 102.2% (Cost $1,008,159,262)		962,691,460

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(20,635,385)

NET ASSETS - 100.0%		$942,056,075

Notes to Schedule of Investments

(a)	As of March 31, 2022 the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	44.9%
Asset-Backed Securities	18.9%
U.S. Treasury Obligations	15.9%
Senior Loan Notes	15.7%
Short-Term Investment	4.7%
Others (each less than 3.0%)	2.1%

	102.2%
Other Assets & Liabilities, Net	(2.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$422,828,893	$—	$422,828,893	$—
	Senior Loan Notes	147,283,276	—	147,283,276	—
	Mortgage-Backed Securities	19,782,754	—	19,782,754	—
	Asset-Backed Securities	178,293,712	—	178,293,712	—
	U.S. Treasury Obligations	149,852,671	—	149,852,671	—
	Short-Term Investment	44,650,154	44,650,154	—	—

	Total	$962,691,460	$44,650,154	$918,041,306	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM ESG CORE BOND

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 57.7%

Communications - 3.1%

Charter Communications Operating LLC 2.300% due 02/01/32	$250,000	$214,091
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	225,000	229,822
The Walt Disney Co 2.650% due 01/13/31	100,000	95,626
Verizon Communications Inc
2.850% due 09/03/41	50,000	44,158
3.400% due 03/22/41	250,000	235,024

		818,721

Consumer, Cyclical - 3.4%

Ferguson Finance PLC 3.250% due 06/02/30 ~	200,000	190,639
Lowe’s Cos Inc 4.450% due 04/01/62	250,000	260,580
Magallanes Inc 5.050% due 03/15/42 ~	150,000	153,316
Marriott International Inc 3.500% due 10/15/32	100,000	95,370
Meritage Homes Corp 3.875% due 04/15/29 ~	200,000	190,920

		890,825

Consumer, Non-Cyclical - 8.7%

Amgen Inc
3.000% due 02/22/29	100,000	98,256
3.150% due 02/21/40	100,000	91,656
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.750% due 07/15/42	500,000	477,300
Bristol-Myers Squibb Co 2.950% due 03/15/32	300,000	293,869
Cigna Corp 2.375% due 03/15/31	200,000	183,408
CVS Health Corp 1.750% due 08/21/30	300,000	263,300
HCA Inc
3.125% due 03/15/27 ~	100,000	97,866
5.250% due 04/15/25	125,000	131,697
McKesson Corp 1.300% due 08/15/26	250,000	229,862
Sysco Corp 3.150% due 12/14/51	150,000	128,293
Takeda Pharmaceutical Co Ltd (Japan) 2.050% due 03/31/30	200,000	180,781
Zoetis Inc 2.000% due 05/15/30	100,000	89,798

		2,266,086

Energy - 1.3%

Cheniere Corpus Christi Holdings LLC 2.742% due 12/31/39 ~	150,000	130,803
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	200,000	205,318

		336,121

Financial - 26.7%

AerCap Ireland Capital DAC (Ireland) 3.300% due 01/30/32	250,000	225,767
Air Lease Corp 1.875% due 08/15/26	450,000	415,186
American Tower Corp REIT 2.750% due 01/15/27	100,000	95,906
Aon Corp 3.900% due 02/28/52	150,000	148,498

	Principal Amount	Value
Bank of America Corp
2.482% due 09/21/36	$350,000	$301,469
3.846% due 03/08/37	300,000	287,705
Bank of Montreal (Canada) 3.088% due 01/10/37	300,000	272,943
Broadstone Net Lease LLC REIT 2.600% due 09/15/31	200,000	178,434
Citigroup Inc
3.057% due 01/25/33	250,000	233,849
4.125% due 07/25/28	250,000	254,282
Cooperatieve Rabobank UA (Netherlands) 1.980% due 12/15/27 ~	500,000	464,676
Equinix Inc REIT due 04/15/32 #	250,000	248,685
GLP Capital LP REIT 3.250% due 01/15/32	100,000	90,896
Healthpeak Properties Inc REIT 1.350% due 02/01/27	150,000	137,906
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	250,000	237,944
Morgan Stanley 2.943% due 01/21/33	500,000	469,465
Nordea Bank Abp (Finland) 1.500% due 09/30/26 ~	350,000	321,713
PNC Bank NA 2.700% due 10/22/29	250,000	240,326
Rayonier LP REIT 2.750% due 05/17/31	300,000	274,494
Sumitomo Mitsui Financial Group Inc (Japan) 2.472% due 01/14/29	500,000	465,472
Sun Communities Operating LP REIT 2.700% due 07/15/31	150,000	135,570
The Goldman Sachs Group Inc 3.814% due 04/23/29	500,000	504,341
Truist Bank 2.636% due 09/17/29	250,000	245,981
Ventas Realty LP REIT 2.650% due 01/15/25	250,000	245,508
VICI Properties LP REIT
4.125% due 08/15/30 ~	200,000	193,454
4.625% due 12/01/29 ~	100,000	99,937
Weyerhaeuser Co REIT 4.000% due 11/15/29	200,000	205,917

		6,996,324

Industrial - 6.4%

Allegion US Holding Co Inc 3.550% due 10/01/27	200,000	196,859
Canadian Pacific Railway Co (Canada) 2.450% due 12/02/31	400,000	372,017
Flowserve Corp 2.800% due 01/15/32	250,000	221,536
Keysight Technologies Inc 3.000% due 10/30/29	250,000	238,629
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	250,000	225,041
Ryder System Inc 2.500% due 09/01/24	200,000	197,547
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	250,000	233,833

		1,685,462

Technology - 5.6%

Broadcom Inc 3.187% due 11/15/36 ~	12,000	10,442
Dell International LLC 4.900% due 10/01/26	300,000	314,973
Fiserv Inc 3.500% due 07/01/29	250,000	246,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS ESG CORE BOND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Hewlett Packard Enterprise Co 1.750% due 04/01/26	$250,000	$235,090
Micron Technology Inc 2.703% due 04/15/32	250,000	226,716
Oracle Corp 2.300% due 03/25/28	300,000	274,600
Workday Inc due 04/01/27 #	150,000	150,063

		1,458,258

Utilities - 2.5%

Enel Finance International NV (Italy) 1.875% due 07/12/28 ~	500,000	451,673
2.650% due 09/10/24 ~	200,000	197,165

		648,838

Total Corporate Bonds & Notes (Cost $16,426,329)		15,100,635

MORTGAGE-BACKED SECURITIES - 3.4%

Fannie Mae - 2.0%

2.000% due 09/01/35	157,350	153,073
2.000% due 12/01/35	372,586	362,449

		515,522

Freddie Mac - 1.4%

2.000% due 12/01/35	374,682	364,491

Total Mortgage-Backed Securities (Cost $944,145)		880,013

ASSET-BACKED SECURITIES - 18.1%

Ford Credit Auto Owner Trust 0.700% due 10/15/26	450,000	422,182
1.530% due 05/15/34 ~	350,000	326,499
GM Financial Revolving Receivables Trust 1.170% due 06/12/34 ~	150,000	137,504
Magnetite Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	250,000	248,788
Magnetite XXVIII Ltd (Cayman) 1.360% (USD LIBOR + 1.130%) due 01/20/35 ~ §	250,000	246,618
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	168,454	160,917
Navient Student Loan Trust 1.057% (USD LIBOR + 0.600%) due 12/26/69 ~ §	132,531	131,637
1.310% due 12/26/69 ~	220,885	200,887
1.320% due 08/26/69 ~	191,573	174,987
OCP CLO Ltd (Cayman) 1.201% (USD LIBOR + 0.960%) due 07/15/30 ~ §	250,000	250,009
Palmer Square CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	248,803
Palmer Square Loan Funding Ltd (Cayman) 1.054% (USD LIBOR + 0.800%) due 07/20/29 ~ §	219,185	218,635
1.154% (USD LIBOR + 0.900%) due 04/20/29 ~ §	346,922	345,649
1.528% (USD LIBOR + 1.400%) due 10/15/29 ~ §	500,000	499,039

	Principal Amount	Value
Santander Drive Auto Receivables Trust 0.590% due 09/15/25	$200,000	$198,003
0.750% due 02/17/26	750,000	735,758
SMB Private Education Loan Trust 0.897% (USD LIBOR + 0.500%) due 01/15/53 ~ §	19,309	19,303
1.070% due 01/15/53 ~	189,260	174,188

Total Asset-Backed Securities (Cost $4,887,781)		4,739,406

U.S. TREASURY OBLIGATIONS - 16.5%

U.S. Treasury Bonds - 2.9%

1.625% due 11/15/50	500,000	410,351
1.750% due 08/15/41	125,000	108,418
2.000% due 08/15/51	250,000	225,625

		744,394

U.S. Treasury Notes - 13.6%

0.125% due 11/30/22	1,300,000	1,289,734
0.375% due 11/30/25	1,500,000	1,387,061
0.875% due 11/15/30	1,000,000	885,781

		3,562,576

Total U.S. Treasury Obligations (Cost $4,672,738)		4,306,970

	Shares
SHORT-TERM INVESTMENT - 3.9%

Money Market Fund - 3.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	1,020,288	1,020,288

Total Short-Term Investment (Cost $1,020,288)		1,020,288

TOTAL INVESTMENTS - 99.6% (Cost $27,951,281)		26,047,312

OTHER ASSETS & LIABILITIES, NET - 0.4%		112,773

NET ASSETS - 100.0%		$26,160,085

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	57.7%
Asset-Backed Securities	18.1%
U.S. Treasury Obligations	16.5%
Short-Term Investment	3.9%
Mortgage-Backed Securities	3.4%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS ESG CORE BOND

Schedule of Investments (Continued)

March 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$15,100,635	$—	$15,100,635	$—
	Mortgage-Backed Securities	880,013	—	880,013	—
	Asset-Backed Securities	4,739,406	—	4,739,406	—
	U.S. Treasury Obligations	4,306,970	—	4,306,970	—
	Short-Term Investment	1,020,288	1,020,288	—	—

	Total	$26,047,312	$1,020,288	$25,027,024	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 0.9%

Consumer, Cyclical - 0.3%

Beazer Homes USA Inc *	120,441	$1,833,112
Cedar Fair LP *	40,059	2,195,233

		4,028,345

Financial - 0.3%

JPMorgan Chase & Co	17,264	2,353,429
The Goldman Sachs Group Inc	7,170	2,366,817

		4,720,246

Industrial - 0.3%

GFL Environmental Inc (Canada)	68,354	2,224,239
TNT Crane & Rigging Inc	4,054	70,438
Xylem Inc	34,046	2,902,762

		5,197,439

Total Common Stocks (Cost $15,694,119)		13,946,030

	Principal Amount
CORPORATE BONDS & NOTES - 67.7%

Basic Materials - 1.9%

Anglo American Capital PLC (South Africa)
2.625% due 09/10/30 ~	$4,450,000	4,041,276
2.875% due 03/17/31 ~	3,000,000	2,769,408
3.875% due 03/16/29 ~	750,000	751,108
EverArc Escrow SARL 5.000% due 10/30/29 ~	3,200,000	2,930,000
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	2,785,000	2,915,853
Novelis Corp
3.250% due 11/15/26 ~	500,000	478,250
3.875% due 08/15/31 ~	5,679,000	5,203,639
SPCM SA (France)
3.125% due 03/15/27 ~	400,000	368,852
3.375% due 03/15/30 ~	5,000,000	4,399,625
TMS International Corp 6.250% due 04/15/29 ~	6,191,000	5,893,275
WR Grace Holdings LLC 5.625% due 08/15/29 ~	1,150,000	1,078,240

		30,829,526

Communications - 7.3%

Arches Buyer Inc 4.250% due 06/01/28 ~	3,175,000	2,965,704
AT&T Inc
2.250% due 02/01/32	2,475,000	2,198,376
2.300% due 06/01/27	4,000,000	3,817,911
4.350% due 03/01/29	5,500,000	5,826,415
Avaya Inc 6.125% due 09/15/28 ~	3,275,000	3,233,522
Booking Holdings Inc 4.625% due 04/13/30	5,950,000	6,462,242
CCO Holdings LLC
4.250% due 02/01/31 ~	750,000	681,596
4.250% due 01/15/34 ~	4,375,000	3,806,250
Charter Communications Operating LLC
2.800% due 04/01/31	1,950,000	1,760,454
3.750% due 02/15/28	1,500,000	1,484,060
4.200% due 03/15/28	5,750,000	5,821,309
5.050% due 03/30/29	1,500,000	1,590,214

	Principal Amount	Value
CSC Holdings LLC
3.375% due 02/15/31 ~	$1,500,000	$1,265,677
4.625% due 12/01/30 ~	1,400,000	1,172,738
5.750% due 01/15/30 ~	200,000	178,345
6.500% due 02/01/29 ~	2,725,000	2,751,896
Frontier Communications Holdings LLC 5.000% due 05/01/28 ~	4,250,000	4,085,206
LogMeIn Inc 5.500% due 09/01/27 ~	4,600,000	4,302,058
Rogers Communications Inc (Canada) 3.800% due 03/15/32 ~	8,000,000	7,948,063
Sirius XM Radio Inc 3.875% due 09/01/31 ~	6,275,000	5,720,761
Sprint Capital Corp 8.750% due 03/15/32	3,000,000	4,046,655
T-Mobile USA Inc
2.400% due 03/15/29 ~	2,000,000	1,833,110
2.625% due 02/15/29	175,000	159,967
2.875% due 02/15/31	75,000	67,687
3.375% due 04/15/29 ~	925,000	881,062
3.375% due 04/15/29	1,125,000	1,071,563
3.500% due 04/15/31	375,000	353,452
3.500% due 04/15/31 ~	750,000	706,905
3.750% due 04/15/27	7,000,000	7,052,640
3.875% due 04/15/30	6,000,000	6,031,573
4.375% due 04/15/40	1,900,000	1,913,738
Twitter Inc 5.000% due 03/01/30 ~	6,500,000	6,478,517
Uber Technologies Inc 4.500% due 08/15/29 ~	5,525,000	5,190,047
Verizon Communications Inc
1.750% due 01/20/31	3,000,000	2,619,777
2.550% due 03/21/31	11,500,000	10,700,107

		116,179,597

Consumer, Cyclical - 10.1%

American Airlines Inc 5.750% due 04/20/29 ~	5,125,000	5,112,828
American Airlines Pass-Through Trust ‘A’
3.500% due 08/15/33	1,738,567	1,561,730
4.100% due 07/15/29	1,107,169	1,020,486
American Airlines Pass-Through Trust ‘AA’ 3.150% due 08/15/33	2,630,140	2,479,097
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	759,490	741,804
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	2,553,959	2,421,640
Carvana Co
4.875% due 09/01/29 ~	3,375,000	2,791,800
5.500% due 04/15/27 ~	375,000	335,214
5.625% due 10/01/25 ~	3,875,000	3,658,446
CDI Escrow Issuer Inc due 04/01/30 # ~	2,150,000	2,174,188
Cedar Fair LP 5.250% due 07/15/29	5,500,000	5,426,327
Dornoch Debt Merger Sub Inc 6.625% due 10/15/29 ~	3,070,000	2,673,110
DR Horton Inc 1.300% due 10/15/26	3,000,000	2,730,755
Fertitta Entertainment LLC
4.625% due 01/15/29 ~	4,975,000	4,723,862
6.750% due 01/15/30 ~	5,000,000	4,606,175
Ford Motor Credit Co LLC
2.900% due 02/10/29	7,500,000	6,690,900
3.375% due 11/13/25	400,000	391,412
4.000% due 11/13/30	400,000	377,316
4.125% due 08/17/27	3,500,000	3,425,415
4.950% due 05/28/27	1,600,000	1,628,880

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Foundation Building Materials Inc 6.000% due 03/01/29 ~	$3,355,000	$3,026,009
General Motors Co
4.200% due 10/01/27	6,500,000	6,538,270
6.125% due 10/01/25	1,950,000	2,095,199
General Motors Financial Co Inc
4.350% due 01/17/27	5,000,000	5,092,398
5.100% due 01/17/24	1,000,000	1,034,314
Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/31 ~	2,775,000	2,582,901
5.000% due 06/01/29 ~	1,875,000	1,791,637
Hyatt Hotels Corp 5.750% due 04/23/30	5,450,000	6,032,370
Hyundai Capital America 1.650% due 09/17/26 ~	5,000,000	4,565,062
Kohl’s Corp 3.375% due 05/01/31	7,950,000	7,687,185
LBM Acquisition LLC 6.250% due 01/15/29 ~	4,000,000	3,751,620
Lowe’s Cos Inc 4.250% due 04/01/52	5,000,000	5,179,654
Magallanes Inc
4.054% due 03/15/29 ~	6,000,000	6,036,696
4.279% due 03/15/32 ~	2,000,000	2,011,375
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	6,375,000	5,654,306
Marriott International Inc 2.850% due 04/15/31	4,000,000	3,656,780
Midwest Gaming Borrower LLC 4.875% due 05/01/29 ~	4,625,000	4,272,991
New Red Finance Inc (Canada)
3.875% due 01/15/28 ~	5,000,000	4,746,900
4.000% due 10/15/30 ~	6,000,000	5,420,340
PetSmart Inc
4.750% due 02/15/28 ~	250,000	241,932
7.750% due 02/15/29 ~	6,150,000	6,357,378
SRS Distribution Inc
4.625% due 07/01/28 ~	2,750,000	2,632,369
6.125% due 07/01/29 ~	1,875,000	1,731,966
STL Holding Co LLC 7.500% due 02/15/26 ~	3,400,000	3,442,500
The Michaels Cos Inc 7.875% due 05/01/29 ~	4,400,000	3,772,978
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	2,388,996	2,419,222
Viking Cruises Ltd
6.250% due 05/15/25 ~	3,200,000	2,999,856
7.000% due 02/15/29 ~	2,625,000	2,420,092
Viking Ocean Cruises Ship VII Ltd 5.625% due 02/15/29 ~	175,000	160,070

		162,325,755

Consumer, Non-Cyclical - 8.8%

Ahern Rentals Inc 7.375% due 05/15/23 ~	6,600,000	6,154,500
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	7,950,000	8,226,660
AmerisourceBergen Corp 2.700% due 03/15/31	8,000,000	7,404,514
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	9,325,000	10,119,028
APi Escrow Corp 4.750% due 10/15/29 ~	5,925,000	5,514,042
Avantor Funding Inc
3.875% due 11/01/29 ~	450,000	423,599
4.625% due 07/15/28 ~	3,375,000	3,342,212
Bausch Health Americas Inc
8.500% due 01/31/27 ~	450,000	449,235
9.250% due 04/01/26 ~	1,500,000	1,537,845

	Principal Amount	Value
Bausch Health Cos Inc
4.875% due 06/01/28 ~	$1,500,000	$1,438,282
5.000% due 01/30/28 ~	800,000	660,236
5.000% due 02/15/29 ~	400,000	312,092
5.250% due 02/15/31 ~	200,000	155,940
6.125% due 04/15/25 ~	3,302,000	3,332,956
6.125% due 02/01/27 ~	2,375,000	2,392,919
Central Garden & Pet Co 4.125% due 04/30/31 ~	4,625,000	4,170,201
Cigna Corp 2.375% due 03/15/31	4,100,000	3,759,870
Community Health Systems Inc
4.750% due 02/15/31 ~	765,000	723,988
5.250% due 05/15/30 ~	500,000	480,625
5.625% due 03/15/27 ~	325,000	331,406
6.125% due 04/01/30 ~	4,000,000	3,729,880
6.875% due 04/15/29 ~	75,000	73,791
CoreLogic Inc 4.500% due 05/01/28 ~	4,225,000	3,992,224
Global Payments Inc 2.150% due 01/15/27	8,000,000	7,521,539
GSK Consumer Healthcare Capital US LLC 3.375% due 03/24/29 ~	3,000,000	2,971,621
HCA Inc 3.625% due 03/15/32 ~	7,000,000	6,867,396
Kraft Heinz Foods Co 5.200% due 07/15/45	3,975,000	4,307,906
Lamb Weston Holdings Inc
4.125% due 01/31/30 ~	1,275,000	1,192,763
4.375% due 01/31/32 ~	5,250,000	4,913,055
Mondelez International Inc 2.625% due 03/17/27	5,000,000	4,887,088
Mozart Debt Merger Sub Inc
3.875% due 04/01/29 ~	1,875,000	1,736,766
5.250% due 10/01/29 ~	225,000	209,464
MPH Acquisition Holdings LLC
5.500% due 09/01/28 ~	900,000	864,621
5.750% due 11/01/28 ~	5,200,000	4,704,908
Option Care Health Inc 4.375% due 10/31/29 ~	6,000,000	5,636,010
Performance Food Group Inc 4.250% due 08/01/29 ~	1,875,000	1,710,938
Sysco Corp 2.450% due 12/14/31	3,000,000	2,754,140
Tenet Healthcare Corp
4.250% due 06/01/29 ~	3,125,000	3,000,187
4.375% due 01/15/30 ~	1,825,000	1,754,217
6.125% due 10/01/28 ~	2,675,000	2,721,425
The Hertz Corp 5.000% due 12/01/29 ~	5,900,000	5,347,141
US Foods Inc 4.625% due 06/01/30 ~	5,800,000	5,376,368
Viatris Inc 2.700% due 06/22/30	4,450,000	3,920,354

		141,123,952

Energy - 8.5%

Antero Midstream Partners LP 5.375% due 06/15/29 ~	3,400,000	3,402,482
Antero Resources Corp
5.375% due 03/01/30 ~	4,275,000	4,372,299
7.625% due 02/01/29 ~	1,126,000	1,219,306
Archrock Partners LP
6.250% due 04/01/28 ~	2,025,000	1,999,687
6.875% due 04/01/27 ~	1,325,000	1,341,443
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	7,625,000	8,137,187
Cheniere Energy Partners LP 3.250% due 01/31/32 ~	6,925,000	6,307,948

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Chesapeake Energy Corp 6.750% due 04/15/29 ~	$2,975,000	$3,155,315
Comstock Resources Inc 5.875% due 01/15/30 ~	5,000,000	4,932,500
CQP Holdco LP 5.500% due 06/15/31 ~	5,225,000	5,140,094
DT Midstream Inc due 04/15/32 # ~	650,000	652,509
Energy Transfer Operating LP
2.900% due 05/15/25	1,000,000	979,195
3.750% due 05/15/30	3,000,000	2,955,560
4.000% due 10/01/27	1,200,000	1,209,783
4.050% due 03/15/25	1,200,000	1,218,184
4.750% due 01/15/26	4,200,000	4,368,487
5.500% due 06/01/27	1,500,000	1,613,783
5.800% due 06/15/38	3,000,000	3,258,084
EnLink Midstream LLC 5.375% due 06/01/29	3,500,000	3,497,270
EQM Midstream Partners LP
4.750% due 01/15/31 ~	9,600,000	8,990,496
5.500% due 07/15/28	1,250,000	1,257,112
6.000% due 07/01/25 ~	500,000	510,850
6.500% due 07/01/27 ~	1,750,000	1,830,666
Genesis Energy LP
7.750% due 02/01/28	2,750,000	2,768,700
8.000% due 01/15/27	750,000	772,365
ITT Holdings LLC 6.500% due 08/01/29 ~	3,500,000	3,240,160
MPLX LP
2.650% due 08/15/30	2,225,000	2,042,017
4.800% due 02/15/29	1,350,000	1,438,803
4.950% due 03/14/52	1,150,000	1,200,358
6.875% due 02/15/23	450,000	443,250
New Fortress Energy Inc 6.500% due 09/30/26 ~	3,875,000	3,843,884
Occidental Petroleum Corp
5.500% due 12/01/25	325,000	342,518
6.125% due 01/01/31	325,000	366,130
6.625% due 09/01/30	6,700,000	7,696,625
8.000% due 07/15/25	800,000	899,280
8.500% due 07/15/27	1,175,000	1,392,192
8.875% due 07/15/30	1,500,000	1,925,542
Range Resources Corp 4.750% due 02/15/30 ~	6,000,000	5,968,200
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,725,000	2,882,914
Southwestern Energy Co 4.750% due 02/01/32	6,325,000	6,325,917
Tallgrass Energy Partners LP
6.000% due 12/31/30 ~	3,100,000	3,012,812
6.000% due 09/01/31 ~	2,275,000	2,194,465
Targa Resources Partners LP
4.000% due 01/15/32	1,850,000	1,785,250
5.000% due 01/15/28	650,000	659,756
6.500% due 07/15/27	500,000	526,900
The Williams Cos Inc 2.600% due 03/15/31	3,000,000	2,766,980
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	900,000	876,209
3.875% due 11/01/33 ~	5,425,000	5,196,635
4.125% due 08/15/31 ~	2,900,000	2,850,149

		135,768,251

Financial - 15.6%

AerCap Ireland Capital DAC (Ireland)
2.450% due 10/29/26	3,250,000	3,010,666
4.450% due 10/01/25	2,000,000	2,008,994
4.625% due 10/15/27	1,000,000	1,021,370

	Principal Amount	Value
Air Lease Corp
1.875% due 08/15/26	$750,000	$691,977
3.125% due 12/01/30	3,500,000	3,241,212
3.750% due 06/01/26	1,500,000	1,493,286
4.250% due 09/15/24	1,000,000	1,013,047
4.650% due 06/15/26	2,750,000	2,475,000
Athene Holding Ltd
3.500% due 01/15/31	1,000,000	958,697
6.150% due 04/03/30	4,925,000	5,562,810
Avolon Holdings Funding Ltd (Ireland)
2.125% due 02/21/26 ~	450,000	411,424
2.750% due 02/21/28 ~	5,000,000	4,455,150
3.250% due 02/15/27 ~	3,200,000	3,014,940
Bank of America Corp
1.922% due 10/24/31	1,000,000	869,796
2.087% due 06/14/29	7,300,000	6,675,577
2.482% due 09/21/36	4,250,000	3,660,690
2.592% due 04/29/31	7,500,000	6,932,099
2.651% due 03/11/32	5,000,000	4,594,571
2.687% due 04/22/32	1,450,000	1,335,650
2.972% due 02/04/33	6,000,000	5,628,401
BOC Aviation Ltd (Singapore) 3.500% due 09/18/27 ~	4,700,000	4,630,940
Citigroup Inc
1.462% due 06/09/27	5,000,000	4,599,023
2.520% due 11/03/32	2,000,000	1,798,192
2.561% due 05/01/32	450,000	406,690
2.666% due 01/29/31	1,000,000	928,324
3.668% due 07/24/28	4,000,000	4,005,672
3.980% due 03/20/30	3,000,000	3,050,807
4.075% due 04/23/29	3,000,000	3,060,723
4.450% due 09/29/27	4,500,000	4,649,209
Corebridge Financial Inc due 04/05/29 # ~	5,000,000	4,995,450
GLP Capital LP REIT
4.000% due 01/15/31	2,925,000	2,841,418
5.300% due 01/15/29	9,000,000	9,469,890
Host Hotels & Resorts LP REIT
2.900% due 12/15/31	1,750,000	1,566,056
3.375% due 12/15/29	6,800,000	6,487,792
3.500% due 09/15/30	1,500,000	1,432,397
HSBC Holdings PLC (United Kingdom)
2.206% due 08/17/29	4,500,000	4,054,461
2.871% due 11/22/32	1,000,000	910,226
4.700% due 03/09/31	3,000,000	2,696,250
Invitation Homes Operating Partnership LP REIT 2.700% due 01/15/34	6,000,000	5,259,785
Iron Mountain Inc REIT
4.500% due 02/15/31 ~	275,000	254,320
4.875% due 09/15/29 ~	4,175,000	3,981,217
5.000% due 07/15/28 ~	3,500,000	3,418,398
5.250% due 03/15/28 ~	575,000	568,273
5.250% due 07/15/30 ~	1,000,000	981,360
Iron Mountain Information Management Services Inc REIT 5.000% due 07/15/32 ~	900,000	845,096
JPMorgan Chase & Co
1.578% due 04/22/27	5,000,000	4,661,901
2.069% due 06/01/29	6,000,000	5,534,925
2.522% due 04/22/31	1,950,000	1,809,971
2.580% due 04/22/32	550,000	504,646
2.947% due 02/24/28	2,300,000	2,247,122
2.963% due 01/25/33	6,950,000	6,559,337
4.005% due 04/23/29	2,000,000	2,047,086
4.125% due 12/15/26	5,725,000	5,931,320
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	3,950,000	3,148,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Morgan Stanley
1.512% due 07/20/27	$5,000,000	$4,603,196
2.484% due 09/16/36	550,000	472,461
2.943% due 01/21/33	5,000,000	4,694,647
3.591% due 07/22/28	11,000,000	11,043,387
5.000% due 11/24/25	3,150,000	3,323,472
OneMain Finance Corp
3.875% due 09/15/28	3,175,000	2,875,344
4.000% due 09/15/30	800,000	707,112
5.375% due 11/15/29	2,775,000	2,700,797
7.125% due 03/15/26	3,425,000	3,664,818
The Charles Schwab Corp 5.000% due 06/01/27	5,000,000	4,994,000
The Goldman Sachs Group Inc
1.542% due 09/10/27	7,000,000	6,407,265
1.948% due 10/21/27	5,000,000	4,653,733
2.383% due 07/21/32	450,000	399,378
2.600% due 02/07/30	4,000,000	3,715,174
2.615% due 04/22/32	5,050,000	4,600,198
3.102% due 02/24/33	4,000,000	3,774,605
3.800% due 03/15/30	3,000,000	3,023,856
VICI Properties LP REIT 4.625% due 12/01/29 ~	3,000,000	2,998,110
Wells Fargo & Co
2.393% due 06/02/28	4,500,000	4,260,332
3.196% due 06/17/27	5,000,000	4,938,882
3.526% due 03/24/28	1,450,000	1,448,248
Weyerhaeuser Co REIT 3.375% due 03/09/33	3,000,000	2,926,294

		250,617,883

Industrial - 11.9%

Allegion US Holding Co Inc
3.200% due 10/01/24	3,000,000	2,966,169
3.550% due 10/01/27	650,000	639,792
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	3,768,194	3,452,382
Ardagh Packaging Finance PLC (Ireland) 5.250% due 08/15/27 ~	1,629,000	1,507,648
Artera Services LLC 9.033% due 12/04/25 ~	2,750,000	2,751,100
BWX Technologies Inc 4.125% due 04/15/29 ~	4,850,000	4,678,213
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	7,050,000	6,894,724
Carrier Global Corp 2.722% due 02/15/30	4,450,000	4,187,351
Clydesdale Acquisition Holdings Inc
due 04/15/29 # ~	1,075,000	1,088,437
due 04/15/30 # ~	2,150,000	2,026,375
First Student Bidco Inc 4.000% due 07/31/29 ~	7,475,000	6,981,538
Flowserve Corp
2.800% due 01/15/32	3,550,000	3,145,814
3.500% due 10/01/30	7,050,000	6,687,084
GFL Environmental Inc (Canada)
3.500% due 09/01/28 ~	1,025,000	963,705
4.000% due 08/01/28 ~	875,000	805,941
4.375% due 08/15/29 ~	1,950,000	1,804,910
4.750% due 06/15/29 ~	2,375,000	2,262,140
Granite US Holdings Corp 11.000% due 10/01/27 ~	1,975,000	2,085,985
Hillenbrand Inc 3.750% due 03/01/31	6,375,000	5,846,353
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	2,050,000	2,134,614

	Principal Amount	Value
LABL Inc
5.875% due 11/01/28 ~	$6,975,000	$6,552,141
8.250% due 11/01/29 ~	1,975,000	1,746,641
Madison IAQ LLC
4.125% due 06/30/28 ~	1,875,000	1,730,437
5.875% due 06/30/29 ~	6,625,000	5,955,113
Masco Corp 7.750% due 08/01/29	4,110,000	4,991,221
Mauser Packaging Solutions Holding Co
5.500% due 04/15/24 ~	4,375,000	4,363,570
7.250% due 04/15/25 ~	3,700,000	3,671,510
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	3,600,000	3,240,580
OT Merger Corp 7.875% due 10/15/29 ~	5,500,000	4,768,637
Penske Truck Leasing Co LP 3.350% due 11/01/29 ~	3,675,000	3,601,745
Redwood Star Merger Sub Inc due 04/01/30 # ~	6,600,000	6,327,684
Standard Industries Inc
3.375% due 01/15/31 ~	3,000,000	2,629,515
4.375% due 07/15/30 ~	6,000,000	5,503,200
4.750% due 01/15/28 ~	4,443,000	4,256,483
TD SYNNEX Corp 2.650% due 08/09/31 ~	5,000,000	4,302,550
Teledyne Technologies Inc
2.250% due 04/01/28	3,500,000	3,253,734
2.750% due 04/01/31	3,500,000	3,249,147
Textron Inc 3.000% due 06/01/30	3,700,000	3,536,074
The Boeing Co 5.040% due 05/01/27	12,200,000	12,868,079
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	6,800,000	6,360,252
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	3,395,000	3,378,534
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	5,000,000	4,951,150
TransDigm Inc
4.625% due 01/15/29	675,000	631,959
4.875% due 05/01/29	4,475,000	4,203,367
5.500% due 11/15/27	675,000	670,778
TriMas Corp 4.125% due 04/15/29 ~	4,225,000	3,863,298
Vertiv Group Corp 4.125% due 11/15/28 ~	8,475,000	7,744,455
Vontier Corp 2.950% due 04/01/31	4,500,000	4,006,282
WRKCo Inc 3.900% due 06/01/28	5,175,000	5,204,647

		190,473,058

Technology - 2.6%

Broadcom Inc
3.137% due 11/15/35 ~	2,700,000	2,384,332
3.187% due 11/15/36 ~	203,000	176,648
3.469% due 04/15/34 ~	2,000,000	1,856,443
4.150% due 11/15/30	3,747,000	3,803,522
Dell International LLC
4.900% due 10/01/26	1,700,000	1,784,845
6.200% due 07/15/30	2,950,000	3,368,288
8.100% due 07/15/36	540,000	711,887
Kyndryl Holdings Inc 2.700% due 10/15/28 ~	3,000,000	2,601,684
Open Text Corp (Canada) 3.875% due 12/01/29 ~	1,350,000	1,284,640
Open Text Holdings Inc (Canada) 4.125% due 12/01/31 ~	3,200,000	3,002,704
Oracle Corp 2.300% due 03/25/28	4,000,000	3,661,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	$7,700,000	$6,904,590
Twilio Inc
3.625% due 03/15/29	750,000	707,876
3.875% due 03/15/31	6,250,000	5,819,546
Workday Inc due 04/01/29 #	4,000,000	4,012,537

		42,080,876

Utilities - 1.0%

IPALCO Enterprises Inc 4.250% due 05/01/30	4,000,000	4,012,974
Pike Corp 5.500% due 09/01/28 ~	4,800,000	4,532,304
Vistra Operations Co LLC
4.300% due 07/15/29 ~	6,000,000	5,798,746
4.375% due 05/01/29 ~	375,000	354,859
5.625% due 02/15/27 ~	850,000	850,255

		15,549,138

Total Corporate Bonds & Notes (Cost $1,137,969,955)		1,084,948,036

SENIOR LOAN NOTES - 22.5%

Communications - 0.8%

Clear Channel Outdoor Holdings Inc Term B 3.799% (USD LIBOR + 3.500%) due 08/21/26 §	6,597,257	6,497,065
Uber Technologies Inc Term B
3.957% (USD LIBOR + 3.500%) due 04/04/25 §	4,689,103	4,679,893
3.957% (USD LIBOR + 3.500%) due 02/25/27 §	2,467,363	2,461,451

		13,638,409

Consumer, Cyclical - 3.3%

Caesars Resort Collection LLC Term B 3.207% (USD LIBOR + 2.750%) due 12/22/24 §	6,238,258	6,214,864
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	4,317,718	4,111,953
Fertitta Entertainment LLC Term B 4.500% (SOFR + 4.000%) due 01/27/29 §	2,974,536	2,961,862
Great Outdoors Group LLC Term B-2 4.500% (USD LIBOR + 3.750%) due 03/05/28 §	3,209,497	3,201,974
LBM Acquisition LLC Term B 4.500% (USD LIBOR + 3.750%) due 12/18/27 §	6,445,165	6,306,194
MIC Glen LLC (2nd Lien) 7.250% (USD LIBOR + 6.750%) due 07/21/29 §	1,750,000	1,723,750
Mileage Plus Holdings LLC Term B 6.250% (USD LIBOR + 5.250%) due 06/20/27 §	4,000,000	4,167,500
Motion Finco LLC Term B (United Kingdom) 4.256% (USD LIBOR + 3.250%) due 11/04/26 §	2,955,280	2,910,336
SRS Distribution Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/04/28 §	12,437,500	12,269,594
Tacala Investment Corp Term B
4.250% (USD LIBOR + 3.500%) due 02/05/27 §	3,849,697	3,799,971
(2nd Lien) 8.250% (USD LIBOR + 7.500%) due 02/05/28 §	1,500,000	1,479,750

	Principal Amount	Value
United Airlines Inc Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	$3,960,000	$3,920,400

		53,068,148

Consumer, Non-Cyclical - 5.6%

Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	9,950,000	9,805,725
CoreLogic Inc Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	10,945,000	10,797,243
Garda World Security Corp Term B (Canada) 4.710% (USD LIBOR + 4.250%) due 10/30/26 §	2,404,729	2,386,693
Heartland Dental LLC Term B 4.447% (USD LIBOR + 4.000%) due 04/30/25 §	8,684,375	8,638,244
LifePoint Health Inc Term B 4.197% (USD LIBOR + 3.750%) due 11/16/25 §	4,458,381	4,436,089
Mavis Tire Express Services Topco Corp 4.750% (USD LIBOR + 4.000%) due 05/04/28 §	7,940,000	7,900,300
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	4,250,000	4,210,144
Pathway Vet Alliance LLC Term B 4.207% (USD LIBOR + 3.750%) due 03/31/27 §	8,897,051	8,824,762
PetVet Care Centers LLC
3.207% (USD LIBOR + 2.750%) due 02/14/25 §	2,931,309	2,891,370
(2nd Lien) 6.707% (USD LIBOR + 6.250%) due 02/15/26 §	2,000,000	1,993,334
Term B 3.707% (USD LIBOR + 3.250%) due 02/14/25 §	2,954,082	2,913,832
Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 §	3,979,592	3,960,522
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/04/28 §	5,940,000	5,906,587
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.756% (USD LIBOR + 3.750%) due 10/02/26 §	8,635,237	8,589,367
WCG Purchaser Corp Term B 5.006% (USD LIBOR + 4.000%) due 01/08/27 §	5,954,545	5,942,142

		89,196,354

Energy - 1.0%

CQP Holdco LP Term B 4.250% (USD LIBOR + 3.750%) due 06/04/28 §	7,960,000	7,926,003
Traverse Midstream Partners LLC Term B 5.250% (SOFR + 4.250%) due 09/27/24 §	7,589,918	7,570,943

		15,496,946

Financial - 1.6%

AssuredPartners Inc Term B 3.957% (USD LIBOR + 3.500%) due 02/13/27 §	5,376,250	5,319,966
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	8,914,320	8,888,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
NFP Corp Term B 3.707% (USD LIBOR + 3.250%) due 02/13/27 §	$4,655,000	$4,577,904
USI Inc Term B 4.006% (USD LIBOR + 3.000%) due 05/16/24 §	6,272,553	6,242,602

		25,029,163

Industrial - 5.7%

Brand Industrial Services Inc 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	3,819,549	3,659,342
Brown Group Holding LLC Term B 3.506% (USD LIBOR + 2.500%) due 06/07/28 §	4,879,255	4,803,524
Dynasty Acquisition Co Inc 4.506% (USD LIBOR + 3.500%) due 04/08/26 §	3,726,873	3,675,629
Engineered Machinery Holdings Inc 4.756% (USD LIBOR + 3.750%) due 05/21/28 §	3,806,150	3,761,972
Filtration Group Corp Term B 3.457% (USD LIBOR + 3.000%) due 03/29/25 §	5,904,030	5,826,540
LABL Inc Term B 5.500% (USD LIBOR + 5.000%) due 10/29/28 §	9,725,625	9,613,177
Madison IAQ LLC 4.524% (USD LIBOR + 3.250%) due 06/21/28 §	7,940,000	7,838,273
Mauser Packaging Solutions Holding Co Term B 3.481% (USD LIBOR + 3.250%) due 04/03/24 §	8,047,258	7,951,697
Pregis TopCo LLC
4.500% (USD LIBOR + 4.000%) due 08/01/26 ± §	3,482,500	3,417,203
Term B 4.457% (USD LIBOR + 4.000%) due 08/01/26 §	5,429,343	5,327,543
Pro Mach Group Inc
due 08/31/28 f	289,106	288,203
Term B 5.000% (USD LIBOR + 4.000%) due 08/31/28 §	4,200,367	4,187,240
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 §	7,672,694	7,525,631
Quikrete Holdings Inc Term B-1 due 06/11/28 ∞	3,500,000	3,442,883
Standard Aero Ltd 4.506% (USD LIBOR + 3.500%) due 04/08/26 §	2,003,695	1,976,145
Titan Acquisition Ltd Term B (Canada) 3.354% (USD LIBOR + 3.000%) due 03/28/25 §	3,864,307	3,789,919
TransDigm Inc
Term E 2.707% (USD LIBOR + 2.250%) due 05/30/25 §	2,443,750	2,403,191
Term F 2.707% (USD LIBOR + 2.250%) due 12/09/25 §	943,403	927,630
Term G 2.707% (USD LIBOR + 2.250%) due 08/22/24 §	2,747,573	2,713,610

	Principal Amount	Value
TricorBraun Holdings Inc 3.750% (USD LIBOR + 3.250%) due 03/03/28 §	$4,964,003	$4,850,541
USIC Holdings Inc Term B 4.250% (USD LIBOR + 3.500%) due 05/14/28 §	2,720,637	2,700,233

		90,680,126

Technology - 4.3%

Applied Systems Inc Term B 4.006% (USD LIBOR + 3.000%) due 09/19/24 §	14,385,380	14,310,879
Bright Bidco BV Term B (Netherlands) 4.774% (USD LIBOR + 3.500%) due 06/30/24 §	1,974,129	1,196,816
Epicor Software Corp Term C 4.000% (USD LIBOR + 3.250%) due 07/31/27 §	5,954,660	5,915,073
Finastra USA Inc Term B 4.500% (USD LIBOR + 3.500%) due 06/13/24 §	4,931,958	4,874,934
Peraton Corp Term B 4.500% (USD LIBOR + 3.750%) due 02/01/28 §	7,776,900	7,724,126
Polaris Newco LLC Term B 4.500% (USD LIBOR + 4.000%) due 06/04/28 §	7,960,000	7,913,235
Rackspace Technology Global Inc Term B 3.500% (USD LIBOR + 2.750%) due 02/09/28 §	4,950,000	4,860,281
RealPage Inc Term B 3.750% (USD LIBOR + 3.250%) due 04/22/28 §	6,965,000	6,897,091
Tempo Acquisition LLC Term B 3.500% (SOFR + 3.000%) due 08/31/28 §	5,758,053	5,700,473
UKG Inc
3.750% (USD LIBOR + 3.250%) due 05/03/26 §	8,912,675	8,851,400
(2nd Lien) 5.750% (USD LIBOR + 5.250%) due 05/03/27 §	750,000	746,875

		68,991,183

Utilities - 0.2%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	4,175,625	4,130,390

Total Senior Loan Notes (Cost $363,620,462)		360,230,719

ASSET-BACKED SECURITIES - 3.2%

Dryden CLO Ltd (Cayman)
1.641% (USD LIBOR + 1.400%) due 04/18/31 ~ §	2,600,000	2,567,371
1.641% (USD LIBOR + 1.400%) due 01/17/32 ~ §	1,500,000	1,477,932
1.741% (USD LIBOR + 1.500%) due 07/17/31 ~ §	1,500,000	1,476,897
1.991% (USD LIBOR + 1.750%) due 01/17/32 ~ §	1,500,000	1,465,091
2.041% (USD LIBOR + 1.800%) due 07/17/31 ~ §	1,500,000	1,484,487
2.141% (USD LIBOR + 1.900%) due 04/15/31 ~ §	250,000	246,270
Flatiron RR CLO 22 LLC 1.740% (USD LIBOR + 1.600%) due 10/15/34 ~ §	7,000,000	6,922,449

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Madison Park Funding Ltd (Cayman)
1.841% (USD LIBOR + 1.600%) due 07/15/30 ~ §	$2,000,000	$1,975,387
1.991% (USD LIBOR + 1.750%) due 10/18/30 ~ §	2,650,000	2,617,928
2.091% (USD LIBOR + 1.850%) due 07/15/30 ~ §	1,000,000	984,349
Magnetite Xxx Ltd (Cayman) 1.732% (USD LIBOR + 1.600%) due 10/25/34 ~ §	6,550,000	6,425,513
Neuberger Berman Loan Advisers CLO 38 Ltd (Cayman) 1.904% (USD LIBOR + 1.650%) due 10/20/35 ~ §	5,000,000	4,922,093
Palmer Square Loan Funding Ltd (Cayman)
1.830% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,000,000	1,996,123
2.380% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,000,000	991,504
3.509% (USD LIBOR + 3.250%) due 10/24/27 ~ §	2,250,000	2,251,233
Rad CLO 12 Ltd (Cayman) 1.791% (USD LIBOR + 1.650%) due 10/30/34 ~ §	4,000,000	3,982,718
Sandstone Peak Ltd (Cayman) 1.920% (USD LIBOR + 1.800%) due 10/15/34 ~ §	9,000,000	8,955,482

Total Asset-Backed Securities (Cost $51,300,000)		50,742,827

	Shares	Value
SHORT-TERM INVESTMENT - 6.0%

Money Market Fund - 6.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	95,906,867	$95,906,867

Total Short-Term Investment (Cost $95,906,867)		95,906,867

TOTAL INVESTMENTS - 100.3% (Cost $1,664,491,403)		1,605,774,479

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(4,469,733)

NET ASSETS - 100.0%		$1,601,304,746

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	67.7%
Senior Loan Notes	22.5%
Short-Term Investment	6.0%
Asset-Backed Securities	3.2%
Others (each less than 3.0%)	0.9%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer, Cyclical	$4,028,345	$4,028,345	$—	$—
	Financial	4,720,246	4,720,246	—	—
	Industrial	5,197,439	5,127,001	70,438	—

	Total Common Stocks	13,946,030	13,875,592	70,438	—

	Corporate Bonds & Notes	1,084,948,036	—	1,084,948,036	—
	Senior Loan Notes	360,230,719	—	356,813,516	3,417,203
	Asset-Backed Securities	50,742,827	—	50,742,827	—
	Short-Term Investment	95,906,867	95,906,867	—	—

	Total	$1,605,774,479	$109,782,459	$1,492,574,817	$3,417,203

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 2.0%

iShares iBoxx High Yield Corporate Bond	479,065	$39,422,259
SPDR Bloomberg Short Term High Yield Bond	1,523,225	39,969,424

Total Exchange-Traded Funds (Cost $81,983,730)		79,391,683

	Principal Amount
CORPORATE BONDS & NOTES - 7.0%

Communications - 1.9%

CSC Holdings LLC 6.500% due 02/01/29 ~	$13,500,000	13,633,245
Uber Technologies Inc 7.500% due 05/15/25 ~	8,000,000	8,356,840
7.500% due 09/15/27 ~	10,000,000	10,675,050
8.000% due 11/01/26 ~	40,470,000	43,047,939

		75,713,074

Consumer, Cyclical - 1.7%

American Airlines Inc 11.750% due 07/15/25 ~	16,000,000	18,699,920
Caesars Entertainment Inc 8.125% due 07/01/27 ~	7,125,000	7,643,843
Carnival Corp 9.875% due 08/01/27 ~	14,335,000	15,868,415
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	11,909,000	11,897,031
8.500% due 10/30/25 ~	2,000,000	2,050,750
Merlin Entertainments PLC 144A (United Kingdom) 5.750% due 06/15/26 ~	12,903,000	12,754,680

		68,914,639

Consumer, Non-Cyclical - 1.0%

Allied Universal Holdco LLC 4.625% due 06/01/28 ~	9,000,000	8,437,181
6.625% due 07/15/26 ~	22,952,000	23,254,967
CoreLogic Inc 4.500% due 05/01/28 ~	9,250,000	8,740,371

		40,432,519

Energy - 0.2%

Antero Midstream Partners LP 5.750% due 03/01/27 ~	10,000,000	10,200,200

Financial - 1.3%

Acrisure LLC 7.000% due 11/15/25 ~	22,071,000	22,087,112
AssuredPartners Inc 7.000% due 08/15/25 ~	32,039,000	31,877,363

		53,964,475

Industrial - 0.9%

Artera Services LLC 9.033% due 12/04/25 ~	5,000,000	5,002,000
TransDigm Inc 6.250% due 03/15/26 ~	31,073,000	31,939,004

		36,941,004

Total Corporate Bonds & Notes (Cost $290,187,980)		286,165,911

	Principal Amount	Value

SENIOR LOAN NOTES - 87.9%

Basic Materials - 3.7%

ASP Unifrax Holdings Inc Term B 3.974% (USD LIBOR + 3.750%) due 12/14/25 §	$6,298,175	$6,109,229
Herens US Holdco Corp Term B 5.006% (USD LIBOR + 4.000%) due 07/02/28 §	36,301,581	35,541,499
PMHC II Inc due 02/03/29 ∞	41,900,000	40,024,975
SPA US HoldCo Inc Term B 4.500% (USD LIBOR + 3.750%) due 02/04/28 §	22,551,426	22,058,114
Sparta US HoldCo LLC 4.250% (USD LIBOR + 3.500%) due 08/02/28 ± §	11,970,000	11,925,113
Vantage Specialty Chemicals Inc Term B 4.506% (USD LIBOR + 3.500%) due 10/28/24 § ∞	38,103,126	36,753,628

		152,412,558

Communications - 4.8%

Arches Buyer Inc 3.750% (USD LIBOR + 3.250%) due 12/06/27 §	36,539,951	36,000,402
CNT Holdings I Corp Term B 4.250% (USD LIBOR + 3.500%) due 11/08/27 §	16,330,837	16,263,472
(2nd Lien) 7.500% (USD LIBOR + 6.750%) due 11/06/28 § ∞	35,055,111	35,120,839
Hunter US Bidco Inc Term B 5.256% (USD LIBOR + 4.250%) due 08/19/28 §	23,537,344	23,478,500
MH Sub I LLC 4.750% (USD LIBOR + 3.750%) due 09/15/24 § ∞	17,574,133	17,434,999
Pug LLC Term B 3.957% (USD LIBOR + 3.500%) due 02/13/27 §	13,274,712	13,050,701
4.750% (USD LIBOR + 4.250%) due 02/13/27 ± §	15,092,876	15,036,278
Xplornet Communications Inc (Canada)
(2nd Lien) 7.500% (USD LIBOR + 7.000%) due 10/01/29 ± §	10,500,000	10,500,000
Term B 4.500% (USD LIBOR + 4.000%) due 10/01/28 § ∞	29,879,613	29,379,130

		196,264,321

Consumer, Cyclical - 11.7%

BCPE Empire Holdings Inc 4.457% - 4.500% (USD LIBOR + 4.000%) due 06/12/26 ± §	12,953,481	12,856,330
Carnival Corp Term B 3.750% (USD LIBOR + 3.000%) due 06/30/25 § ∞	21,088,497	20,592,917
4.000% (USD LIBOR + 3.250%) due 10/18/28 § ∞	33,166,875	32,475,909
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 § ∞	25,576,760	24,357,874
FCG Acquisitions Inc (2nd Lien) 7.250% (USD LIBOR + 6.750%) due 04/01/29 § ∞	8,750,000	8,662,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Fertitta Entertainment LLC Term B 4.500% (SOFR + 4.000%) due 01/27/29 § ∞	$56,426,336	$56,185,904
First Brands Group LLC Term B 6.000% (USD LIBOR + 5.000%) due 03/30/27 § ∞	19,563,615	19,480,470
Great Outdoors Group LLC Term B-2 4.500% (USD LIBOR + 3.750%) due 03/05/28 § ∞	57,257,265	57,123,054
LBM Acquisition LLC Term B 4.500% (USD LIBOR + 3.750%) due 12/18/27 §	9,342,921	9,141,469
MIC Glen LLC (2nd Lien) 7.250% (USD LIBOR + 6.750%) due 07/21/29 §	4,750,000	4,678,750
PetSmart LLC Term B 4.500% (USD LIBOR + 3.750%) due 02/12/28 §	30,218,295	30,127,641
Playa Resorts Holding BV Term B 3.750% (USD LIBOR + 2.750%) due 04/27/24 § ∞	44,902,998	43,990,928
Radwell International LLC due 04/01/29 ∞	30,202,300	30,051,288
SRS Distribution Inc Term B 4.000% (SOFR + 3.500%) due 06/04/28 §	11,000,000	10,845,318
4.000% (USD LIBOR + 3.500%) due 06/04/28 §	36,422,886	35,931,177
Sunset Debt Merger Sub Inc Term B 4.750% (USD LIBOR + 4.000%) due 10/06/28 §	26,750,000	25,980,937
Tecta America Corp 5.000% (USD LIBOR + 4.250%) due 04/09/28 §	13,062,645	12,964,675
United Airlines Inc Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	39,828,938	39,430,649

		474,877,790

Consumer, Non-Cyclical - 21.7%

Air Methods Corp 4.506% (USD LIBOR + 3.500%) due 04/21/24 §	9,450,392	9,054,656
Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	43,709,977	43,076,183
Bausch Health Cos Inc Term B due 01/27/27 ∞	29,500,000	29,265,593
CoreLogic Inc
(2nd Lien) 7.000% (USD LIBOR + 6.500%) due 06/04/29 § ∞	23,802,823	23,594,549
Term B 4.000% (USD LIBOR + 3.500%) due 06/02/28 §	29,699,753	29,298,806
Curium Bidco SARL Term B
(Luxembourg) 4.224% (USD LIBOR + 4.000%) due 07/11/26 ± §	4,102,325	4,086,941
5.000% (USD LIBOR + 4.250%) due 09/10/27 ± §	5,064,650	5,032,996
Dermatology Intermediate Holdings III Inc due 04/01/29 ∞	16,000,000	15,890,000
EyeCare Partners LLC 4.756% (USD LIBOR + 3.750%) due 11/15/28 §	10,479,000	10,382,939
Flynn America LP Term B 5.000% (USD LIBOR + 4.500%) due 07/29/28 §	10,434,375	9,912,656

	Principal Amount	Value
Gainwell Acquisition Corp Term B 5.006% (USD LIBOR + 4.000%) due 10/01/27 § ∞	$43,660,464	$43,496,737
Garda World Security Corp Term B (Canada) 4.710% (USD LIBOR + 4.250%) due 10/30/26 §	17,618,915	17,486,773
Heartland Dental LLC 3.957% (USD LIBOR + 3.500%) due 04/30/25 § ∞	37,641,690	37,280,969
Term B 4.447% (USD LIBOR + 4.000%) due 04/30/25 §	807,743	803,452
Latham Pool Products Inc Term B 4.271% (SOFR + 3.750%) due 02/23/29 §	9,250,000	9,172,920
Mavis Tire Express Services Topco Corp 4.750% (USD LIBOR + 4.000%) due 05/04/28 § ∞	43,987,933	43,767,994
Midwest Veterinary Partners LLC 4.750% (USD LIBOR + 4.000%) due 04/30/28 ± §	46,571,473	46,280,402
Packaging Coordinators Midco Inc 4.756% (USD LIBOR + 3.750%) due 11/30/27 §	50,420,240	50,210,139
Pathway Vet Alliance LLC Term B 4.207% (USD LIBOR + 3.750%) due 03/31/27 § ∞	67,215,986	66,669,856
PECF USS Intermediate Holding III Corp Term B 4.758% (USD LIBOR + 4.250%) due 12/15/28 §	7,481,250	7,422,470
PetVet Care Centers LLC
(2nd Lien) 6.707% (USD LIBOR + 6.250%) due 02/15/26 § ∞	27,758,221	27,665,703
Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 § ∞	66,180,692	65,863,554
Precision Medicine Group LLC Term B 4.006% (USD LIBOR + 3.000%) due 11/20/27 § ∞ f	27,237,727	26,795,115
Southern Veterinary Partners LLC 5.000% (USD LIBOR + 4.000%) due 10/05/27 § ∞	50,038,471	49,913,375
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/04/28 § ∞	37,514,749	37,303,728
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.756% (USD LIBOR + 3.750%) due 10/02/26 § ∞	70,377,460	70,003,615
Team Health Holdings Inc Term B 6.250% (SOFR + 5.250%) due 02/17/27 §	32,148,873	30,712,204
US Anesthesia Partners Inc Term B 4.750% (USD LIBOR + 4.250%) due 10/01/28 §	18,668,719	18,569,550
Vetcor Professional Practices LLC 3.804% (USD LIBOR + 3.000%) due 07/02/25 § ∞	18,358,348	18,065,752
WCG Purchaser Corp Term B 5.006% (USD LIBOR + 4.000%) due 01/08/27 § ∞	35,041,736	34,968,744

		882,048,371

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value

Energy - 4.2%

BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 § ∞	$39,521,133	$39,492,323
BCP Raptor II LLC Term B 5.207% (USD LIBOR + 4.750%) due 11/03/25 § ∞	37,664,906	37,641,365
Brazos Delaware II LLC Term B 4.449% (USD LIBOR + 4.000%) due 05/29/25 § ∞	16,075,536	15,902,724
Lucid Energy Group II Borrower LLC 5.000% (USD LIBOR + 4.250%) due 11/22/28 § ∞	27,431,250	27,239,807
Traverse Midstream Partners LLC Term B 5.250% (SOFR + 4.250%) due 09/27/24 § ∞	49,485,444	49,361,731

		169,637,950

Financial - 7.8%

Acrisure LLC Term B 3.957% (USD LIBOR + 3.500%) due 02/15/27 §	9,169,258	9,045,473
4.750% (USD LIBOR + 4.250%) due 02/15/27 §	28,428,750	28,357,678
Alliant Holdings Intermediate LLC
Term B 3.707% (USD LIBOR + 3.250%) due 05/10/25 §	4,486,570	4,442,265
Term B-4 4.000% (USD LIBOR + 3.500%) due 11/12/27 §	32,200,307	32,036,440
Apex Group Treasury LLC Term B 4.756% (USD LIBOR + 3.750%) due 07/27/28 ± § ∞	39,127,462	38,882,916
AssuredPartners Inc 4.000% (SOFR + 3.500%) due 02/13/27 ± § ∞	18,750,000	18,562,500
Term B 3.957% - 4.000% (USD LIBOR + 3.500%) due 02/13/27 § ∞	24,845,614	24,615,159
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 § ∞	23,564,295	23,496,547
(2nd Lien) 7.500% (USD LIBOR + 6.750%) due 04/14/28 ± § ∞	45,470,766	45,584,442
HUB International Ltd
Term B 3.267% (USD LIBOR + 3.000%) due 04/25/25 § ∞	9,526,090	9,430,286
Term B-3 4.000% (USD LIBOR + 3.250%) due 04/25/25 § ∞	50,775,557	50,515,332
OneDigital Borrower LLC Term B 4.750% (SOFR + 4.250%) due 11/16/27 § ∞	20,788,056	20,684,116
USI Inc Term B 4.006% (USD LIBOR + 3.000%) due 05/16/24 §	9,270,055	9,225,791

		314,878,945

Industrial - 16.9%

Artera Services LLC 4.256% (USD LIBOR + 3.250%) due 03/06/25 §	4,312,629	4,040,395
4.506% (USD LIBOR + 3.500%) due 03/06/25 §	14,154,919	13,371,982

	Principal Amount	Value
ASP Blade Holdings Inc Term B 4.500% (USD LIBOR + 4.000%) due 10/15/28 §	$31,727	$31,380
ASP LS Acquisition Corp 5.250% (USD LIBOR + 4.500%) due 05/07/28 § ∞	26,692,686	26,603,719
Brand Industrial Services Inc 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	8,205,859	7,861,672
Chariot Buyer LLC Term B 4.506% (USD LIBOR + 3.500%) due 11/03/28 § ∞	12,219,375	12,081,907
Charter Next Generation Inc
4.500% (USD LIBOR + 3.750%) due 12/01/27 § ∞	34,769,395	34,577,433
Clydesdale Acquisition Holdings Inc
due 03/30/29 ∞	20,750,000	20,425,781
Dynasty Acquisition Co Inc 4.506% (USD LIBOR + 3.500%) due 04/08/26 §	24,784,073	24,443,292
Engineered Components & Systems LLC Term B 6.500% (USD LIBOR + 6.000%) due 08/02/28 ± §	9,476,250	9,334,106
Engineered Machinery Holdings Inc 4.756% (USD LIBOR + 3.750%) due 05/21/28 §	27,699,475	27,377,967
Graham Packaging Co Inc 3.750% (USD LIBOR + 3.000%) due 08/04/27 §	26,468,657	26,052,728
Hunter Douglas Inc Term B (Netherlands) 4.000% (SOFR + 3.500%) due 02/25/29 §	38,000,000	37,319,154
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 5.554% (USD LIBOR + 4.750%) due 02/09/26 §	16,713,731	15,293,064
LABL Inc Term B 5.500% (USD LIBOR + 5.000%) due 10/29/28 § ∞	49,625,625	49,051,854
LTI Holdings Inc Term B 3.957% (USD LIBOR + 3.500%) due 09/06/25 § ∞	37,344,430	36,578,869
Mauser Packaging Solutions Holding Co Term B 3.481% (USD LIBOR + 3.250%) due 04/03/24 § ∞	47,077,248	46,518,206
Pelican Products Inc 5.256% (USD LIBOR + 4.250%) due 12/29/28 §	6,733,125	6,606,879
Pregis TopCo LLC 4.500% (USD LIBOR + 4.000%) due 08/01/26 ± §	2,966,662	2,911,037
Term B
4.457% (USD LIBOR + 4.000%) due 08/01/26 §	8,953,160	8,785,288
Pretium PKG Holdings Inc 4.500% (USD LIBOR + 4.000%) due 10/01/28 §	18,497,308	18,011,753
(2nd Lien)
7.250% (USD LIBOR + 6.750%) due 10/01/29 §	7,245,000	7,054,819
Pro Mach Group Inc
due 08/31/28 ∞ f	2,591,909	2,583,809
Term B
5.000% (USD LIBOR + 4.000%) due 08/31/28 § ∞	29,713,554	29,620,699
Proampac PG Borrower LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/03/25 § ∞	35,026,311	34,354,962

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Quikrete Holdings Inc Term B-1 due 06/11/28 ∞	$19,250,000	$18,935,859
SPX FLOW Inc Term B due 03/18/29 ∞	28,250,000	27,548,157
Standard Aero Ltd
4.506% (USD LIBOR + 3.500%) due 04/08/26 §	13,324,771	13,141,555
Star US Bidco LLC Term B 5.250% (USD LIBOR + 4.250%) due 03/17/27 § ∞	31,047,684	30,834,231
The Kenan Advantage Group Inc Term B-1 4.500% (USD LIBOR + 3.750%) due 03/24/26 §	11,114,944	10,987,122
TransDigm Inc Term G 2.707% (USD LIBOR + 2.250%) due 08/22/24 §	12,234,519	12,083,289
USIC Holdings Inc
(2nd Lien)
7.250% (USD LIBOR + 6.500%) due 05/14/29 §	18,555,965	18,401,338
Term B
4.250% (USD LIBOR + 3.500%) due 05/14/28 § ∞	33,071,292	32,823,258
WP CPP Holdings LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/30/25 § ∞	20,655,290	19,663,836

		685,311,400

Technology - 16.6%

Applied Systems Inc (2nd Lien)
6.506% (USD LIBOR + 5.500%) due 09/19/25 § ∞	30,430,598	30,345,028
AthenaHealth Group Inc Term B 4.000% (SOFR + 3.500%) due 02/15/29 § f	44,250,000	43,876,618
Azalea Topco Inc Term B due 07/25/26 ∞	10,500,000	10,421,250
Cornerstone OnDemand Inc Term B
4.250% (USD LIBOR + 3.750%) due 10/15/28 §	15,250,000	15,116,562
Epicor Software Corp
(2nd Lien)
8.750% (USD LIBOR + 7.750%) due 07/31/28 § ∞	53,915,088	55,209,051
Term C
4.000% (USD LIBOR + 3.250%) due 07/31/27 § ∞	31,016,647	30,810,448
Finastra USA Inc Term B 4.500% (USD LIBOR + 3.500%) due 06/13/24 § ∞	67,369,835	66,590,905
Peraton Corp
(2nd Lien)
8.500% (USD LIBOR + 7.750%) due 02/01/29 §	18,999,334	18,928,087
Term B
4.500% (USD LIBOR + 3.750%) due 02/01/28 § ∞	33,152,875	32,927,899
Polaris Newco LLC Term B 4.500% (USD LIBOR + 4.000%) due 06/04/28 § ∞	73,953,541	73,519,064
Project Ruby Ultimate Parent Corp Term B 4.000% (USD LIBOR + 3.250%) due 03/10/28 § ∞	32,107,358	31,794,311
RealPage Inc (2nd Lien) 7.250% (USD LIBOR + 6.500%) due 04/22/29 § ∞	61,207,079	61,589,624

	Principal Amount	Value
Sophia LP
(2nd Lien)
9.006% (USD LIBOR + 8.000%)
due 10/07/28 §	$21,033,770	$21,507,030
Term B
4.256% (USD LIBOR + 3.250%)
due 10/07/27 § ∞	17,354,025	17,202,178
Sovos Compliance LLC Term B 5.000% (USD LIBOR + 4.500%) due 08/12/28 § ∞ f	56,402,245	56,402,245
Tempo Acquisition LLC Term B 3.500% (SOFR + 3.000%) due 08/31/28 §	19,598,995	19,403,005
UKG Inc 3.750% (USD LIBOR + 3.250%) due 05/03/26 § ∞	32,625,954	32,401,651
4.756% (USD LIBOR + 3.750%)
due 05/03/26 § ∞	30,361,589	30,298,346
(2nd Lien)
5.750% (USD LIBOR + 5.250%)
due 05/03/27 § ∞	24,500,000	24,397,908

		672,741,210

Utilities - 0.5%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	20,083,959	19,866,389

Total Senior Loan Notes (Cost $3,587,935,021)		3,568,038,934

	Shares
SHORT-TERM INVESTMENT - 15.3%

Money Market Fund - 15.3%

BlackRock Liquidity Funds T-Fund Portfolio
‘Institutional’ 0.210%	623,298,915	623,298,915

Total Short-Term Investment (Cost $623,298,915)		623,298,915

TOTAL INVESTMENTS - 112.2% (Cost $4,583,405,646)		4,556,895,443

OTHER ASSETS & LIABILITIES, NET - (12.2%)		(496,268,020)

NET ASSETS - 100.0%		$4,060,627,423

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.7%
Industrial	17.8%
Technology	16.6%
Short-Term Investment	15.3%
Consumer, Cyclical	13.4%
Financial	9.1%
Communications	6.7%
Energy	4.4%
Basic Materials	3.7%
Others (each less than 3.0%)	2.5%

	112.2%
Other Assets & Liabilities, Net	(12.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$79,391,683	$79,391,683	$—	$—
	Corporate Bonds & Notes	286,165,911	—	286,165,911	—
	Senior Loan Notes	3,568,038,934	—	3,347,045,873	220,993,061
	Short-Term Investment	623,298,915	623,298,915	—	—

	Total	$4,556,895,443	$702,690,598	$3,633,211,784	$220,993,061

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2022:

Senior Loan Notes
Value, Beginning of Year	$165,966,179
Purchases	256,765,019
Sales (Includes Paydowns)	(115,862,350)
Accrued Discounts (Premiums)	(29,164)
Net Realized Gains (Losses)	212,308
Change in Net Unrealized Appreciation (Depreciation)	(2,702,809)
Transfers In	—
Transfers Out	(83,356,122)

Value, End of Year	$220,993,061

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($1,099,828)

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$83,356,122	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)

All significant unobservable inputs used to value Senior Loan Notes with the aggregate value of $220,993,061 were provided by a single broker quote. Significant changes to a single broker quote would have direct and proportional changes to the fair value of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 0.5%

Consumer, Cyclical - 0.2%

Beazer Homes USA Inc *	7,537	$114,713
Cedar Fair LP *	3,367	184,511

		299,224

Industrial - 0.3%

GFL Environmental Inc (Canada)	4,657	151,539
TNT Crane & Rigging Inc	709	12,319
Xylem Inc	2,889	246,316

		410,174

Total Common Stocks (Cost $833,695)		709,398

	Principal Amount
CORPORATE BONDS & NOTES - 88.5%

Basic Materials - 4.2%

EverArc Escrow SARL 5.000% due 10/30/29 ~	$400,000	366,250
Hecla Mining Co 7.250% due 02/15/28	1,000,000	1,048,830
Hexion Inc 7.875% due 07/15/27 ~	400,000	422,080
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	600,000	559,380
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	475,000	497,318
Novelis Corp
3.875% due 08/15/31 ~	375,000	343,611
4.750% due 01/30/30 ~	650,000	632,274
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	700,000	701,645
SPCM SA (France) 3.375% due 03/15/30 ~	750,000	659,944
TMS International Corp 6.250% due 04/15/29 ~	925,000	880,517
WR Grace Holdings LLC 5.625% due 08/15/29 ~	150,000	140,640

		6,252,489

Communications - 12.5%

Altice France SA (France) 5.125% due 07/15/29 ~	350,000	314,160
Arches Buyer Inc 4.250% due 06/01/28 ~	800,000	747,264
Avaya Inc 6.125% due 09/15/28 ~	700,000	691,135
CCO Holdings LLC
4.250% due 02/01/31 ~	400,000	363,518
4.250% due 01/15/34 ~	175,000	152,250
4.750% due 03/01/30 ~	2,100,000	2,020,189
5.000% due 02/01/28 ~	100,000	99,141
5.375% due 06/01/29 ~	300,000	300,526
Ciena Corp 4.000% due 01/31/30 ~	50,000	48,198
Clear Channel Outdoor Holdings Inc 5.125% due 08/15/27 ~	1,025,000	1,015,775
7.750% due 04/15/28 ~	25,000	25,159
CommScope Inc 8.250% due 03/01/27 ~	750,000	730,241
CommScope Technologies LLC 6.000% due 06/15/25 ~	484,000	458,972
CSC Holdings LLC
3.375% due 02/15/31 ~	200,000	168,757

	Principal Amount	Value
4.625% due 12/01/30 ~	$200,000	$167,534
6.500% due 02/01/29 ~	2,250,000	2,272,207
Frontier Communications Holdings Corp
5.000% due 05/01/28 ~	500,000	480,613
5.875% due 10/15/27 ~	150,000	149,181
Lamar Media Corp
3.625% due 01/15/31	250,000	229,929
3.750% due 02/15/28	575,000	546,768
4.000% due 02/15/30	25,000	23,835
Level 3 Financing Inc
3.625% due 01/15/29 ~	225,000	197,275
3.750% due 07/15/29 ~	75,000	66,562
4.625% due 09/15/27 ~	850,000	801,690
LogMeIn Inc 5.500% due 09/01/27 ~	550,000	514,376
Lumen Technologies Inc
4.000% due 02/15/27 ~	500,000	466,485
4.500% due 01/15/29 ~	150,000	129,281
Nexstar Media Inc 5.625% due 07/15/27 ~	675,000	684,079
Outfront Media Capital LLC
4.250% due 01/15/29 ~	250,000	232,850
4.625% due 03/15/30 ~	50,000	47,156
5.000% due 08/15/27 ~	975,000	955,305
6.250% due 06/15/25 ~	175,000	179,808
Sirius XM Radio Inc 3.875% due 09/01/31 ~	300,000	273,503
Sprint Capital Corp 8.750% due 03/15/32	800,000	1,079,108
T-Mobile USA Inc
2.625% due 02/15/29	50,000	45,705
2.875% due 02/15/31	25,000	22,563
3.375% due 04/15/29	200,000	190,500
3.375% due 04/15/29 ~	175,000	166,688
3.500% due 04/15/31	75,000	70,691
3.500% due 04/15/31 ~	150,000	141,381
Twitter Inc 5.000% due 03/01/30 ~	625,000	622,934
Uber Technologies Inc
4.500% due 08/15/29 ~	675,000	634,078
7.500% due 05/15/25 ~	125,000	130,576

		18,657,946

Consumer, Cyclical - 16.7%

Affinity Gaming 6.875% due 12/15/27 ~	600,000	584,673
American Airlines Inc 5.750% due 04/20/29 ~	705,000	703,326
American Airlines Pass-Through Trust ‘B’ 5.250% due 01/15/24	88,607	86,544
Aramark Services Inc 5.000% due 02/01/28 ~	250,000	242,947
6.375% due 05/01/25 ~	550,000	565,290
Boyd Gaming Corp
4.750% due 06/15/31 ~	225,000	217,223
8.625% due 06/01/25 ~	213,000	223,989
Caesars Entertainment Inc
6.250% due 07/01/25 ~	450,000	465,174
8.125% due 07/01/27 ~	775,000	831,436
Carvana Co
4.875% due 09/01/29 ~	175,000	144,760
5.500% due 04/15/27 ~	75,000	67,043
5.625% due 10/01/25 ~	700,000	660,881
5.875% due 10/01/28 ~	125,000	111,463
CDI Escrow Issuer Inc
due 04/01/30 # ~	225,000	227,531
Cedar Fair LP
5.250% due 07/15/29	1,250,000	1,233,256
5.375% due 04/15/27	500,000	495,992
6.500% due 10/01/28	225,000	229,201

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Clarios Global LP
6.250% due 05/15/26 ~	$630,000	$649,095
8.500% due 05/15/27 ~	250,000	259,712
Dornoch Debt Merger Sub Inc 6.625% due 10/15/29 ~	420,000	365,702
Empire Resorts Inc 7.750% due 11/01/26 ~	200,000	195,240
Fertitta Entertainment LLC
4.625% due 01/15/29 ~	575,000	545,974
6.750% due 01/15/30 ~	350,000	322,432
Ford Motor Co
3.250% due 02/12/32	1,900,000	1,700,139
4.750% due 01/15/43	750,000	682,541
Ford Motor Credit Co LLC 4.950% due 05/28/27	200,000	203,610
Foundation Building Materials Inc 6.000% due 03/01/29 ~	150,000	135,291
Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/31 ~	500,000	465,388
5.000% due 06/01/29 ~	350,000	334,439
IRB Holding Corp 7.000% due 06/15/25 ~	675,000	702,996
Jacobs Entertainment Inc 6.750% due 02/15/29 ~	50,000	50,314
LBM Acquisition LLC 6.250% due 01/15/29 ~	875,000	820,667
LGI Homes Inc 4.000% due 07/15/29 ~	775,000	681,260
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	725,000	643,039
Marriott Ownership Resorts Inc
4.500% due 06/15/29 ~	100,000	94,437
4.750% due 01/15/28	675,000	651,034
Midwest Gaming Borrower LLC 4.875% due 05/01/29 ~	625,000	577,431
New Red Finance Inc (Canada)
3.500% due 02/15/29 ~	550,000	508,585
3.875% due 01/15/28 ~	100,000	94,938
4.000% due 10/15/30 ~	350,000	316,186
4.375% due 01/15/28 ~	600,000	577,059
NMG Holding Co Inc 7.125% due 04/01/26 ~	725,000	745,557
PetSmart Inc 7.750% due 02/15/29 ~	950,000	982,034
Scientific Games International Inc
7.000% due 05/15/28 ~	150,000	155,737
7.250% due 11/15/29 ~	350,000	367,376
8.250% due 03/15/26 ~	450,000	468,562
SeaWorld Parks & Entertainment Inc 5.250% due 08/15/29 ~	150,000	143,370
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	1,075,000	1,075,043
Six Flags Theme Parks Inc 7.000% due 07/01/25 ~	25,000	26,133
SRS Distribution Inc
4.625% due 07/01/28 ~	525,000	502,543
6.000% due 12/01/29 ~	175,000	162,221
6.125% due 07/01/29 ~	75,000	69,279
STL Holding Co LLC 7.500% due 02/15/26 ~	650,000	658,125
The Michaels Cos Inc 7.875% due 05/01/29 ~	350,000	300,123
Viking Cruises Ltd
6.250% due 05/15/25 ~	525,000	492,164
7.000% due 02/15/29 ~	100,000	92,194
Viking Ocean Cruises Ship VII Ltd 5.625% due 02/15/29 ~	50,000	45,734

		24,954,433

	Principal Amount	Value
Consumer, Non-Cyclical - 19.9%

Ahern Rentals Inc 7.375% due 05/15/23 ~	$1,591,000	$1,483,607
Albertsons Cos Inc
3.500% due 03/15/29 ~	50,000	45,185
4.625% due 01/15/27 ~	50,000	48,422
5.875% due 02/15/28 ~	1,700,000	1,697,365
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	2,300,000	2,380,040
APi Escrow Corp 4.750% due 10/15/29 ~	625,000	581,650
Avantor Funding Inc
3.875% due 11/01/29 ~	50,000	47,067
4.625% due 07/15/28 ~	625,000	618,928
Bausch Health Americas Inc 8.500% due 01/31/27 ~	1,250,000	1,247,875
Bausch Health Cos Inc
4.875% due 06/01/28 ~	275,000	263,685
5.000% due 01/30/28 ~	125,000	103,162
5.000% due 02/15/29 ~	75,000	58,517
5.250% due 02/15/31 ~	25,000	19,493
6.125% due 04/15/25 ~	225,000	227,109
6.125% due 02/01/27 ~	75,000	75,566
6.250% due 02/15/29 ~	825,000	677,824
Central Garden & Pet Co 4.125% due 04/30/31 ~	700,000	631,166
Charles River Laboratories International Inc
3.750% due 03/15/29 ~	100,000	94,519
4.000% due 03/15/31 ~	100,000	94,075
4.250% due 05/01/28 ~	800,000	783,672
Community Health Systems Inc
4.750% due 02/15/31 ~	180,000	170,350
5.250% due 05/15/30 ~	50,000	48,063
5.625% due 03/15/27 ~	75,000	76,478
6.125% due 04/01/30 ~	1,025,000	955,782
6.875% due 04/15/29 ~	25,000	24,597
CoreLogic Inc 4.500% due 05/01/28 ~	775,000	732,301
DaVita Inc 3.750% due 02/15/31 ~	700,000	613,358
Garda World Security Corp (Canada)
6.000% due 06/01/29 ~	150,000	135,033
9.500% due 11/01/27 ~	497,000	510,270
HCA Inc
5.625% due 09/01/28	100,000	108,273
5.875% due 02/01/29	2,425,000	2,654,938
JBS USA LUX SA 5.500% due 01/15/30 ~	650,000	665,873
Kraft Heinz Foods Co
4.375% due 06/01/46	1,350,000	1,338,376
5.200% due 07/15/45	400,000	433,500
Lamb Weston Holdings Inc
4.125% due 01/31/30 ~	150,000	140,325
4.375% due 01/31/32 ~	500,000	467,910
Legacy LifePoint Health LLC
4.375% due 02/15/27 ~	100,000	96,820
6.750% due 04/15/25 ~	50,000	51,755
LifePoint Health Inc 5.375% due 01/15/29 ~	100,000	94,689
Mozart Debt Merger Sub Inc
3.875% due 04/01/29 ~	225,000	208,412
5.250% due 10/01/29 ~	25,000	23,274
MPH Acquisition Holdings LLC
5.500% due 09/01/28 ~	125,000	120,086
5.750% due 11/01/28 ~	750,000	678,592
Option Care Health Inc 4.375% due 10/31/29 ~	650,000	610,568
PECF USS Intermediate Holding III Corp 8.000% due 11/15/29 ~	450,000	435,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Performance Food Group Inc 4.250% due 08/01/29 ~	$350,000	$319,375
Pilgrim’s Pride Corp
4.250% due 04/15/31 ~	350,000	324,496
5.875% due 09/30/27 ~	550,000	556,020
Post Holdings Inc
4.625% due 04/15/30 ~	900,000	811,890
5.500% due 12/15/29 ~	50,000	48,186
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	525,000	549,775
Select Medical Corp 6.250% due 08/15/26 ~	950,000	984,551
Tenet Healthcare Corp
4.250% due 06/01/29 ~	350,000	336,021
4.375% due 01/15/30 ~	225,000	216,273
4.625% due 06/15/28 ~	75,000	73,680
4.875% due 01/01/26 ~	180,000	181,793
6.125% due 10/01/28 ~	225,000	228,905
6.250% due 02/01/27 ~	1,100,000	1,130,470
The Hertz Corp 5.000% due 12/01/29 ~	650,000	589,092
US Foods Inc 4.625% due 06/01/30 ~	850,000	787,916

		29,712,121

Energy - 12.4%

Antero Midstream Partners LP 5.375% due 06/15/29 ~	1,000,000	1,000,730
Antero Resources Corp
5.375% due 03/01/30 ~	675,000	690,363
7.625% due 02/01/29 ~	250,000	270,716
Archrock Partners LP
6.250% due 04/01/28 ~	100,000	98,750
6.875% due 04/01/27 ~	475,000	480,895
Buckeye Partners LP
4.125% due 03/01/25 ~	25,000	24,687
4.500% due 03/01/28 ~	525,000	504,000
Cheniere Energy Partners LP
3.250% due 01/31/32 ~	625,000	569,309
4.000% due 03/01/31	425,000	412,652
Chesapeake Energy Corp 6.750% due 04/15/29 ~	575,000	609,851
Comstock Resources Inc 5.875% due 01/15/30 ~	775,000	764,538
CQP Holdco LP 5.500% due 06/15/31 ~	700,000	688,625
Endeavor Energy Resources LP
5.750% due 01/30/28 ~	975,000	1,009,003
6.625% due 07/15/25 ~	50,000	51,957
EnLink Midstream LLC 5.625% due 01/15/28 ~	50,000	51,070
EnLink Midstream Partners LP 4.150% due 06/01/25	100,000	99,820
EQM Midstream Partners LP
4.750% due 01/15/31 ~	700,000	655,557
5.500% due 07/15/28	175,000	175,996
6.000% due 07/01/25 ~	75,000	76,627
6.500% due 07/01/27 ~	250,000	261,524
Genesis Energy LP
7.750% due 02/01/28	700,000	704,760
8.000% due 01/15/27	150,000	154,473
ITT Holdings LLC 6.500% due 08/01/29 ~	525,000	486,024
MPLX LP 6.875% due 02/15/23	650,000	640,250
New Fortress Energy Inc 6.500% due 09/30/26 ~	500,000	495,985
Occidental Petroleum Corp
5.500% due 12/01/25	75,000	79,042
5.875% due 09/01/25	475,000	505,224

	Principal Amount	Value
6.125% due 01/01/31	$575,000	$647,769
6.625% due 09/01/30	300,000	344,625
8.000% due 07/15/25	100,000	112,410
8.500% due 07/15/27	150,000	177,727
8.875% due 07/15/30	800,000	1,026,956
Range Resources Corp
4.750% due 02/15/30 ~	375,000	373,013
8.250% due 01/15/29	350,000	384,062
Southwestern Energy Co 4.750% due 02/01/32	725,000	725,105
Sunoco LP 4.500% due 04/30/30 ~	125,000	115,350
Tallgrass Energy Partners LP
6.000% due 12/31/30 ~	650,000	631,719
6.000% due 09/01/31 ~	300,000	289,380
Targa Resources Partners LP
4.000% due 01/15/32	500,000	482,500
6.500% due 07/15/27	50,000	52,690
USA Compression Partners LP 6.875% due 09/01/27	775,000	779,173
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	125,000	121,696
3.875% due 11/01/33 ~	525,000	502,900
4.125% due 08/15/31 ~	125,000	122,851

		18,452,354

Financial - 4.6%

Iron Mountain Inc REIT
4.500% due 02/15/31 ~	75,000	69,360
4.875% due 09/15/29 ~	925,000	882,066
5.000% due 07/15/28 ~	75,000	73,251
5.250% due 03/15/28 ~	100,000	98,830
Iron Mountain Information Management Services Inc REIT 5.000% due 07/15/32 ~	125,000	117,374
OneMain Finance Corp
3.875% due 09/15/28	425,000	384,889
4.000% due 09/15/30	150,000	132,584
5.375% due 11/15/29	225,000	218,984
6.875% due 03/15/25	25,000	26,315
7.125% due 03/15/26	1,950,000	2,086,539
Park Intermediate Holdings LLC REIT 4.875% due 05/15/29 ~	850,000	798,558
The Howard Hughes Corp
4.375% due 02/01/31 ~	75,000	70,604
5.375% due 08/01/28 ~	1,125,000	1,131,238
VICI Properties LP REIT
4.250% due 12/01/26 ~	200,000	199,480
4.625% due 12/01/29 ~	600,000	599,622

		6,889,694

Industrial - 14.7%

ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	497,686	455,975
Artera Services LLC 9.033% due 12/04/25 ~	675,000	675,270
BWX Technologies Inc 4.125% due 04/15/29 ~	850,000	819,893
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	700,000	684,582
Clydesdale Acquisition Holdings Inc
due 04/15/29 # ~	100,000	101,250
due 04/15/30 # ~	225,000	212,063
First Student Bidco Inc 4.000% due 07/31/29 ~	1,125,000	1,050,733
GFL Environmental Inc (Canada)
3.500% due 09/01/28 ~	225,000	211,545
4.000% due 08/01/28 ~	75,000	69,081
4.375% due 08/15/29 ~	200,000	185,119

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
4.750% due 06/15/29 ~	$75,000	$71,436
5.125% due 12/15/26 ~	225,000	227,214
Granite US Holdings Corp 11.000% due 10/01/27 ~	800,000	844,956
Hillenbrand Inc
3.750% due 03/01/31	650,000	596,099
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	175,000	182,223
LABL Inc
5.875% due 11/01/28 ~	525,000	493,172
8.250% due 11/01/29 ~	200,000	176,875
Madison IAQ LLC
4.125% due 06/30/28 ~	225,000	207,652
5.875% due 06/30/29 ~	1,175,000	1,056,190
Mauser Packaging Solutions Holding Co 7.250% due 04/15/25 ~	1,200,000	1,190,760
OT Merger Corp 7.875% due 10/15/29 ~	700,000	606,918
Redwood Star Merger Sub Inc 8.750% due 04/01/30 ~	675,000	647,150
Sensata Technologies BV
4.000% due 04/15/29 ~	150,000	143,056
5.625% due 11/01/24 ~	1,175,000	1,217,353
Sensata Technologies Inc
3.750% due 02/15/31 ~	75,000	69,492
4.375% due 02/15/30 ~	1,150,000	1,102,217
Standard Industries Inc
3.375% due 01/15/31 ~	75,000	65,738
4.375% due 07/15/30 ~	175,000	160,510
4.750% due 01/15/28 ~	1,600,000	1,532,832
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	1,210,000	1,204,131
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	625,000	620,759
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	525,000	519,871
TransDigm Inc
4.875% due 05/01/29	575,000	540,097
6.250% due 03/15/26 ~	700,000	719,509
8.000% due 12/15/25 ~	225,000	235,555
TransDigm UK Holdings PLC 6.875% due 05/15/26	1,525,000	1,554,898
TriMas Corp 4.125% due 04/15/29 ~	675,000	617,213
Vertiv Group Corp 4.125% due 11/15/28 ~	825,000	753,885

		21,823,272

Technology - 1.6%

Entegris Inc
3.625% due 05/01/29 ~	150,000	140,537
4.375% due 04/15/28 ~	525,000	509,043
MSCI Inc 3.250% due 08/15/33 ~	300,000	270,281
Open Text Corp (Canada) 3.875% due 12/01/29 ~	200,000	190,317
Open Text Holdings Inc (Canada) 4.125% due 12/01/31 ~	400,000	375,338
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	375,000	336,262
Twilio Inc
3.625% due 03/15/29	150,000	141,575
3.875% due 03/15/31	450,000	419,007

		2,382,360

Utilities - 1.9%

Calpine Corp 5.125% due 03/15/28 ~	700,000	668,091
NRG Energy Inc
3.625% due 02/15/31 ~	200,000	176,209
5.250% due 06/15/29 ~	300,000	293,788

	Principal Amount	Value
Pike Corp 5.500% due 09/01/28 ~	$700,000	$660,961
Talen Energy Supply LLC
6.500% due 06/01/25	500,000	126,622
7.250% due 05/15/27 ~	100,000	93,603
7.625% due 06/01/28 ~	100,000	92,815
Vistra Operations Co LLC
4.375% due 05/01/29 ~	75,000	70,972
5.000% due 07/31/27 ~	375,000	369,561
5.500% due 09/01/26 ~	200,000	201,310
5.625% due 02/15/27 ~	100,000	100,030

		2,853,962

Total Corporate Bonds & Notes (Cost $136,008,604)		131,978,631

SENIOR LOAN NOTES - 2.8%

Consumer, Cyclical - 1.3%

MIC Glen LLC (2nd Lien) 7.250% (USD LIBOR + 6.750%) due 07/21/29 §	250,000	246,250
SeaWorld Parks & Entertainment Inc Term B 3.500% (USD LIBOR + 3.000%) due 08/25/28 §	1,492,500	1,478,975
Tacala Investment Corp Term B (2nd Lien) 8.250% (USD LIBOR + 7.500%) due 02/05/28 §	250,000	246,625

		1,971,850

Energy - 0.3%

Traverse Midstream Partners LLC Term B 5.250% (SOFR + 4.250%) due 09/27/24 §	458,734	457,587

Industrial - 0.7%

Dynasty Acquisition Co Inc 4.506% (USD LIBOR + 3.500%) due 04/08/26 §	634,091	625,372
Standard Aero Ltd 4.506% (USD LIBOR + 3.500%) due 04/08/26 §	340,909	336,222

		961,594

Technology - 0.5%

Bright Bidco BV Term B (Netherlands) 4.774% (USD LIBOR + 3.500%) due 06/30/24 §	370,149	224,403
The Dun & Bradstreet Corp Term B 3.697% (USD LIBOR + 3.250%) due 02/08/26 §	588,056	583,719

		808,122

Total Senior Loan Notes (Cost $4,240,287)		4,199,153

ASSET-BACKED SECURITIES - 3.2%

Benefit Street Partners CLO Ltd (Cayman)
6.204% (USD LIBOR + 5.950%) due 04/20/31 ~ §	250,000	230,950
6.941% (USD LIBOR + 6.700%) due 01/17/32 ~ §	250,000	246,057
Dryden CLO Fund (Cayman) 7.441% (USD LIBOR + 7.200%) due 04/15/31 ~ §	250,000	219,912
Magnetite XXII Ltd (Cayman) 6.591% (USD LIBOR + 6.350%) due 04/15/31 ~ §	500,000	487,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Magnetite XXIX Ltd (Cayman) 5.991% (USD LIBOR + 5.750%) due 01/15/34 ~ §	$1,050,000	$1,017,292
Magnetite XXXI Ltd (Cayman) 6.241% (USD LIBOR + 6.000%) due 07/15/34 ~ §	500,000	475,215
Neuberger Berman Loan Advisers CLO Ltd (Cayman)
6.454% (USD LIBOR + 6.200%) due 01/20/31 ~ §	750,000	711,396
6.754% (USD LIBOR + 6.500%) due 04/20/31 ~ §	500,000	479,241
OHA Credit Partners VII Ltd (Cayman) 6.730% (USD LIBOR + 6.250%) due 02/20/34 ~ §	250,000	238,283
Rad CLO 2 Ltd (Cayman)
6.241% (USD LIBOR + 6.000%) due 10/15/31 ~ §	400,000	393,896
7.691% (USD LIBOR + 7.450%) due 10/15/31 ~ §	250,000	243,225

Total Asset-Backed Securities (Cost $4,906,472)		4,742,967

U.S. TREASURY OBLIGATIONS - 1.2%

U.S. Treasury Notes - 1.2%

0.125% due 02/28/23	1,750,000	1,726,563

Total U.S. Treasury Obligations (Cost $1,734,537)		1,726,563

	Shares	Value
SHORT-TERM INVESTMENT - 3.2%

Money Market Fund - 3.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	4,821,674	$4,821,674

Total Short-Term Investment (Cost $4,821,674)		4,821,674

TOTAL INVESTMENTS - 99.4% (Cost $152,545,269)		148,178,386

OTHER ASSETS & LIABILITIES, NET - 0.6%		932,418

NET ASSETS - 100.0%		$149,110,804

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	19.9%
Consumer, Cyclical	18.2%
Industrial	15.7%
Energy	12.7%
Communications	12.5%
Financial	4.6%
Basic Materials	4.2%
Asset-Backed Securities	3.2%
Short-Term Investment	3.2%
Others (each less than 3.0%)	5.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer, Cyclical	$299,224	$299,224	$—	$—
	Industrial	410,174	397,855	12,319	—

	Total Common Stocks	709,398	697,079	12,319	—

	Corporate Bonds & Notes	131,978,631	—	131,978,631	—
	Senior Loan Notes	4,199,153	—	4,199,153	—
	Asset-Backed Securities	4,742,967	—	4,742,967	—
	U.S. Treasury Obligations	1,726,563	—	1,726,563	—
	Short-Term Investment	4,821,674	4,821,674	—	—

	Total	$148,178,386	$5,518,753	$142,659,633	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 3.8%

AdvanSix Inc	34,989	$1,787,588
Arconic Corp *	96,334	2,468,077
Axalta Coating Systems Ltd *	70,940	1,743,705
Celanese Corp	14,901	2,128,906

		8,128,276

Communications - 1.6%

Calix Inc *	43,491	1,866,199
Revolve Group Inc *	29,581	1,588,204

		3,454,403

Consumer, Cyclical - 14.9%

American Eagle Outfitters Inc	101,446	1,704,293
Avient Corp	36,674	1,760,352
BJ’s Restaurants Inc *	25,743	728,527
BJ’s Wholesale Club Holdings Inc *	45,567	3,080,785
Bloomin’ Brands Inc	75,085	1,647,365
Darden Restaurants Inc	12,219	1,624,516
Deckers Outdoor Corp *	6,869	1,880,526
Hilton Grand Vacations Inc *	41,397	2,153,058
JetBlue Airways Corp *	134,464	2,010,237
KB Home	44,907	1,454,089
Kohl’s Corp	54,208	3,277,416
Lithia Motors Inc	8,678	2,604,441
Penn National Gaming Inc *	24,184	1,025,885
RH *	3,796	1,237,837
SeaWorld Entertainment Inc *	33,201	2,471,482
Steven Madden Ltd	42,177	1,629,719
UniFirst Corp	9,403	1,732,785

		32,023,313

Consumer, Non-Cyclical - 20.6%

AdaptHealth Corp *	85,149	1,364,939
Amedisys Inc *	8,524	1,468,600
Amicus Therapeutics Inc *	127,821	1,210,465
Avantor Inc *	60,643	2,050,946
Charles River Laboratories International Inc *	7,595	2,156,752
Deluxe Corp	66,808	2,020,274
Exact Sciences Corp *	21,551	1,506,846
Horizon Therapeutics PLC *	48,530	5,105,841
Iovance Biotherapeutics Inc *	86,434	1,439,126
Jazz Pharmaceuticals PLC *	18,893	2,941,073
Merit Medical Systems Inc *	31,897	2,121,789
Neurocrine Biosciences Inc *	20,936	1,962,750
Novavax Inc *	6,224	458,398
NuVasive Inc *	30,876	1,750,669
Performance Food Group Co *	47,306	2,408,349
Prestige Consumer Healthcare Inc *	38,296	2,027,390
Progyny Inc *	31,273	1,607,432
Protagonist Therapeutics Inc *	59,218	1,402,282
Quanta Services Inc	33,975	4,471,450
Spectrum Brands Holdings Inc	28,774	2,552,829
Syneos Health Inc *	27,256	2,206,373

		44,234,573

Energy - 6.2%

Civitas Resources Inc	55,527	3,315,517
Diamondback Energy Inc	25,491	3,494,306
Earthstone Energy Inc ‘A’ *	149,449	1,887,541
HF Sinclair Corp *	31,435	1,252,685
Pioneer Natural Resources Co	9,894	2,473,797
Sunnova Energy International Inc *	34,579	797,392

		13,221,238

	Shares	Value
Financial - 22.4%

Brixmor Property Group Inc REIT	155,185	$4,005,325
Cadence Bank	112,757	3,299,270
DiamondRock Hospitality Co REIT *	236,308	2,386,711
Everest Re Group Ltd	8,002	2,411,643
First Horizon Corp	98,260	2,308,127
First Industrial Realty Trust Inc REIT	52,091	3,224,954
Hancock Whitney Corp	76,045	3,965,747
Host Hotels & Resorts Inc REIT	134,674	2,616,716
James River Group Holdings Ltd	77,716	1,922,694
Lamar Advertising Co ‘A’ REIT	25,099	2,916,002
Mid-America Apartment Communities Inc REIT	17,013	3,563,373
Pinnacle Financial Partners Inc	35,729	3,289,926
Radian Group Inc	113,106	2,512,084
Stifel Financial Corp	43,884	2,979,723
Western Alliance Bancorp	40,812	3,380,050
Wintrust Financial Corp	36,976	3,436,179

		48,218,524

Industrial - 13.8%

Atkore Inc *	28,423	2,797,960
CIRCOR International Inc *	43,395	1,155,175
EnPro Industries Inc	19,484	1,904,171
Evoqua Water Technologies Corp *	64,173	3,014,847
Generac Holdings Inc *	9,650	2,868,559
GrafTech International Ltd	235,482	2,265,337
Graphic Packaging Holding Co	116,833	2,341,333
Hillenbrand Inc	66,822	2,951,528
II-VI Inc *	35,898	2,602,246
Jacobs Engineering Group Inc	18,089	2,492,845
Knight-Swift Transportation Holdings Inc	29,832	1,505,323
Littelfuse Inc	6,851	1,708,708
The Timken Co	33,108	2,009,656

		29,617,688

Technology - 13.0%

Avaya Holdings Corp *	100,548	1,273,943
Box Inc ‘A’ *	95,063	2,762,531
Cohu Inc *	64,069	1,896,442
CommVault Systems Inc *	26,036	1,727,489
DigitalOcean Holdings Inc *	21,499	1,243,717
Elastic NV *	21,700	1,930,215
Marvell Technology Inc	29,899	2,144,057
MKS Instruments Inc	10,994	1,649,100
ON Semiconductor Corp *	39,437	2,469,151
Sailpoint Technologies Holdings Inc *	36,820	1,884,448
Silicon Laboratories Inc *	16,390	2,461,778
Sprout Social Inc ‘A’ *	25,932	2,077,672
Ziff Davis Inc *	22,066	2,135,547
ZoomInfo Technologies Inc ‘A’ *	37,001	2,210,440

		27,866,530

Utilities - 2.2%

Portland General Electric Co	61,818	3,409,262
The AES Corp	51,423	1,323,114

		4,732,376

Total Common Stocks (Cost $154,739,422)		211,496,921

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value
SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,426,736	$3,426,736

Total Short-Term Investment (Cost $3,426,736)		3,426,736

TOTAL INVESTMENTS - 100.1% (Cost $158,166,158)		214,923,657

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(142,801)

NET ASSETS - 100.0%		$214,780,856

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.4%
Consumer, Non-Cyclical	20.6%
Consumer, Cyclical	14.9%
Industrial	13.8%
Technology	13.0%
Energy	6.2%
Basic Materials	3.8%
Others (each less than 3.0%)	5.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$211,496,921	$211,496,921	$—	$—
	Short-Term Investment	3,426,736	3,426,736	—	—

	Total	$214,923,657	$214,923,657	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 3.3%

AdvanSix Inc	6,604	$337,398
Arconic Corp *	7,626	195,378
Kaiser Aluminum Corp	2,136	201,126

		733,902

Communications - 2.7%

Calix Inc *	4,818	206,740
Revolve Group Inc *	3,618	194,251
Viavi Solutions Inc *	12,838	206,435

		607,426

Consumer, Cyclical - 15.1%

American Eagle Outfitters Inc	10,724	180,163
Avient Corp	5,574	267,552
Bally’s Corp *	5,532	170,054
Bed Bath & Beyond Inc *	6,527	147,053
Big Lots Inc	4,613	159,610
BJ’s Restaurants Inc *	4,748	134,368
BJ’s Wholesale Club Holdings Inc *	4,364	295,050
Bloomin’ Brands Inc	9,138	200,488
Dave & Buster’s Entertainment Inc *	5,630	276,433
Deckers Outdoor Corp *	449	122,923
Hilton Grand Vacations Inc *	5,129	266,759
KB Home	5,574	180,486
Kohl’s Corp	4,138	250,183
Lithia Motors Inc	599	179,772
SeaWorld Entertainment Inc *	4,270	317,859
Steven Madden Ltd	5,101	197,103

		3,345,856

Consumer, Non-Cyclical - 23.3%

Acadia Healthcare Co Inc *	2,288	149,933
AdaptHealth Corp *	10,952	175,561
Addus HomeCare Corp *	2,386	222,590
Alphatec Holdings Inc *	16,705	192,107
Amicus Therapeutics Inc *	18,676	176,862
AtriCure Inc *	3,752	246,394
Avid Bioservices Inc *	6,166	125,601
Deluxe Corp	9,193	277,996
Halozyme Therapeutics Inc *	6,254	249,410
Harmony Biosciences Holdings Inc *	7,767	377,865
Herc Holdings Inc	1,811	302,600
Iovance Biotherapeutics Inc *	8,062	134,232
LivaNova PLC *	2,476	202,611
Medpace Holdings Inc *	1,387	226,899
Novavax Inc *	555	40,876
NuVasive Inc *	3,447	195,445
Performance Food Group Co *	4,746	241,619
PetIQ Inc *	8,152	198,909
Phathom Pharmaceuticals Inc *	9,012	122,653
Prestige Consumer Healthcare Inc *	3,942	208,689
Progyny Inc *	4,664	239,730
Protagonist Therapeutics Inc *	5,651	133,816
Revance Therapeutics Inc *	7,939	154,810
SP Plus Corp *	4,213	132,120
Spectrum Brands Holdings Inc	3,349	297,123
Ultragenyx Pharmaceutical Inc *	1,934	140,447

		5,166,898

Energy - 6.8%

Brigham Minerals Inc ‘A’	14,575	372,391
Civitas Resources Inc	5,501	328,465
Infrastructure and Energy Alternatives Inc *	17,350	205,598
Magnolia Oil & Gas Corp ‘A’	21,210	501,616
Sunnova Energy International Inc *	4,270	98,466

		1,506,536

	Shares	Value
Financial - 21.6%

Argo Group International Holdings Ltd	4,073	$168,134
Blucora Inc *	8,310	162,461
Cadence Bank	9,691	283,559
DiamondRock Hospitality Co REIT *	26,734	270,013
Enterprise Financial Services Corp	5,556	262,854
First Industrial Realty Trust Inc REIT	3,543	219,347
Hancock Whitney Corp	6,615	344,972
Home BancShares Inc	12,514	282,816
James River Group Holdings Ltd	8,694	215,090
NexPoint Residential Trust Inc REIT	4,268	385,443
Origin Bancorp Inc	3,111	131,564
Pinnacle Financial Partners Inc	2,074	190,974
Plymouth Industrial Inc REIT	8,251	223,602
Radian Group Inc	11,633	258,369
Seacoast Banking Corp of Florida	6,565	229,906
SITE Centers Corp REIT	19,325	322,921
Stifel Financial Corp	3,456	234,662
United Community Banks Inc	8,066	280,697
Veritex Holdings Inc	8,009	305,704

		4,773,088

Industrial - 11.7%

Atkore Inc *	3,193	314,319
CIRCOR International Inc *	6,466	172,125
EnPro Industries Inc	2,455	239,927
Evoqua Water Technologies Corp *	6,435	302,316
GrafTech International Ltd	19,056	183,319
Hillenbrand Inc	7,708	340,462
II-VI Inc *	3,787	274,520
Masonite International Corp *	1,610	143,193
MYR Group Inc *	2,327	218,831
Saia Inc *	1,062	258,937
The Timken Co	2,540	154,178

		2,602,127

Technology - 11.8%

Avaya Holdings Corp *	13,645	172,882
Box Inc ‘A’ *	11,757	341,658
Cohu Inc *	6,422	190,091
CommVault Systems Inc *	3,213	213,182
Digital Turbine Inc *	4,060	177,869
DigitalOcean Holdings Inc *	2,223	128,601
Sailpoint Technologies Holdings Inc *	4,950	253,341
Silicon Laboratories Inc *	1,528	229,506
SiTime Corp *	865	214,364
Sprout Social Inc ‘A’ *	2,369	189,804
Ultra Clean Holdings Inc *	5,379	228,016
Ziff Davis Inc *	2,720	263,242

		2,602,556

Utilities - 1.3%

Portland General Electric Co	5,032	277,515

Total Common Stocks (Cost $18,211,174)		21,615,904

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	424,253	424,253

Total Short-Term Investment (Cost $424,253)		424,253

TOTAL INVESTMENTS - 99.5% (Cost $18,635,427)		22,040,157

OTHER ASSETS & LIABILITIES, NET - 0.5%		106,603

NET ASSETS - 100.0%		$22,146,760

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.3%
Financial	21.6%
Consumer, Cyclical	15.1%
Technology	11.8%
Industrial	11.7%
Energy	6.8%
Basic Materials	3.3%
Others (each less than 3.0%)	5.9%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$21,615,904	$21,615,904	$—	$—
	Short-Term Investment	424,253	424,253	—	—

	Total Assets	22,040,157	22,040,157	—	—

Liabilities	Due to Custodian	(96)	—	(96)	—

	Total Liabilities	(96)	—	(96)	—

	Total	$22,040,061	$22,040,157	($96)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 95.9%

Basic Materials - 3.8%

AdvanSix Inc	7,510	$383,686
Alcoa Corp	1,858	167,276
Arconic Corp *	8,767	224,610

		775,572

Communications - 0.7%

Viavi Solutions Inc *	9,261	148,917

Consumer, Cyclical - 10.0%

American Eagle Outfitters Inc	10,465	175,812
Avient Corp	5,126	246,048
Bed Bath & Beyond Inc *	3,732	84,082
Big Lots Inc	3,678	127,259
BJ’s Restaurants Inc *	4,113	116,398
Bloomin’ Brands Inc	7,312	160,425
Dana Inc	9,422	165,544
Dave & Buster’s Entertainment Inc *	3,032	148,871
Hilton Grand Vacations Inc *	3,697	192,281
KB Home	4,563	147,750
SkyWest Inc *	4,699	135,566
Steven Madden Ltd	4,806	185,704
UniFirst Corp	982	180,963

		2,066,703

Consumer, Non-Cyclical - 16.6%

Acadia Healthcare Co Inc *	2,376	155,699
AdaptHealth Corp *	9,947	159,450
Deluxe Corp	6,685	202,154
Halozyme Therapeutics Inc *	5,203	207,496
Harmony Biosciences Holdings Inc *	5,103	248,261
Herc Holdings Inc	1,470	245,622
Hostess Brands Inc *	16,284	357,271
LivaNova PLC *	1,835	150,158
Performance Food Group Co *	3,869	196,971
PetIQ Inc *	5,987	146,083
Prestige Consumer Healthcare Inc *	4,120	218,113
Protagonist Therapeutics Inc *	3,595	85,130
Revance Therapeutics Inc *	4,798	93,561
SeaSpine Holdings Corp *	10,693	130,027
SP Plus Corp *	7,807	244,828
Spectrum Brands Holdings Inc	2,970	263,498
Textainer Group Holdings Ltd (China)	7,983	303,913

		3,408,235

Energy - 9.1%

Brigham Minerals Inc ‘A’	17,253	440,814
Civitas Resources Inc	6,924	413,432
Earthstone Energy Inc ‘A’ *	14,631	184,790
Infrastructure and Energy Alternatives Inc *	23,322	276,366
Magnolia Oil & Gas Corp ‘A’	20,032	473,757
Sunnova Energy International Inc *	3,706	85,460

		1,874,619

Financial - 37.1%

Argo Group International Holdings Ltd	4,625	190,920
Blucora Inc *	10,854	212,196
Brixmor Property Group Inc REIT	12,491	322,393
Cadence Bank	10,267	300,412
ConnectOne Bancorp Inc	8,111	259,633
DiamondRock Hospitality Co REIT *	28,211	284,931
Enterprise Financial Services Corp	6,017	284,664
First Bancorp	3,556	148,534
First Industrial Realty Trust Inc REIT	4,037	249,931
Hancock Whitney Corp	7,289	380,121
Healthcare Realty Trust Inc REIT	8,325	228,771
Home BancShares Inc	10,968	247,877

	Shares	Value
Horizon Bancorp Inc	12,338	$230,351
James River Group Holdings Ltd	9,216	228,004
National Storage Affiliates Trust REIT	3,862	242,379
NexPoint Residential Trust Inc REIT	3,526	318,433
Old Second Bancorp Inc	12,361	179,358
Origin Bancorp Inc	4,074	172,290
Piedmont Office Realty Trust Inc ‘A’ REIT	12,210	210,256
Pinnacle Financial Partners Inc	3,001	276,332
Plymouth Industrial Inc REIT	8,386	227,261
QCR Holdings Inc	5,263	297,833
Radian Group Inc	11,425	253,749
Seacoast Banking Corp of Florida	6,421	224,864
Selective Insurance Group Inc	2,765	247,080
SITE Centers Corp REIT	20,329	339,698
Stifel Financial Corp	3,496	237,378
United Community Banks Inc	9,634	335,263
Veritex Holdings Inc	8,119	309,902
WSFS Financial Corp	3,748	174,732

		7,615,546

Industrial - 13.4%

Atkore Inc *	3,009	296,206
CIRCOR International Inc *	5,987	159,374
Crane Co	2,186	236,700
EnPro Industries Inc	2,420	236,507
Evoqua Water Technologies Corp *	3,675	172,652
GrafTech International Ltd	21,753	209,264
Hillenbrand Inc	7,152	315,904
II-VI Inc *	2,658	192,678
Masonite International Corp *	1,531	136,167
MYR Group Inc *	2,452	230,586
The Timken Co	3,641	221,009
UFP Industries Inc	1,744	134,567
UFP Technologies Inc *	3,085	204,134

		2,745,748

Technology - 2.8%

Avaya Holdings Corp *	8,012	101,512
Cohu Inc *	5,203	154,009
Synaptics Inc *	919	183,340
Ultra Clean Holdings Inc *	3,259	138,149

		577,010

Utilities - 2.4%

Portland General Electric Co	8,949	493,537

Total Common Stocks (Cost $15,646,643)		19,705,887

EXCHANGE-TRADED FUND - 1.0%

iShares Russell 2000 Value	1,279	206,430

Total Exchange-Traded Fund (Cost $181,554)		206,430

SHORT-TERM INVESTMENT - 3.0%

Money Market Fund - 3.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	614,295	614,295

Total Short-Term Investment (Cost $614,295)		614,295

TOTAL INVESTMENTS - 99.9% (Cost $16,442,492)		20,526,612

OTHER ASSETS & LIABILITIES, NET - 0.1%		22,415

NET ASSETS - 100.0%		$20,549,027

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	37.1%
Consumer, Non-Cyclical	16.6%
Industrial	13.4%
Consumer, Cyclical	10.0%
Energy	9.1%
Basic Materials	3.8%
Short-Term Investment	3.0%
Others (each less than 3.0%)	6.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,705,887	$19,705,887	$—	$—
	Exchange-Traded Fund	206,430	206,430	—	—
	Short-Term Investment	614,295	614,295	—	—

	Total	$20,526,612	$20,526,612	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.7%

Financial - 0.2%

Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	$100,000	$99,753
Bank of America Corp 5.875% due 03/15/28	10,000	10,110

		109,863

Industrial - 0.5%

Komatsu Finance America Inc 2.437% due 09/11/22 ~	200,000	200,083

Total Corporate Bonds & Notes (Cost $312,494)		309,946

MORTGAGE-BACKED SECURITIES - 2.6%

Collateralized Mortgage Obligations - Commercial - 0.1%

MF1 Ltd (Cayman) 2.466% (SOFR + 2.164%) due 07/15/35 ~ §	58,348	58,450

Collateralized Mortgage Obligations - Residential - 1.7%

Chevy Chase Funding LLC Mortgage-Backed Certificates 0.817% (USD LIBOR + 0.360%) due 03/25/35 ~ §	60,062	61,178
CHL Mortgage Pass-Through Trust 4.366% due 01/19/34 §	8,358	8,601
Credit Suisse Mortgage Trust 0.607% (USD LIBOR + 0.150%) due 09/29/36 ~ §	120,687	118,212
Fannie Mae REMICS
0.807% (USD LIBOR + 0.350%) due 07/25/37 §	11,270	11,280
0.837% (USD LIBOR + 0.380%) due 07/25/37 §	15,887	15,924
0.897% (USD LIBOR + 0.440%) due 05/25/36 §	9,389	9,435
0.902% (USD LIBOR + 0.445%) due 02/25/37 §	2,825	2,840
Government National Mortgage Association 0.382% (USD LIBOR + 0.150%) due 08/20/68 §	55,944	54,740
GSR Mortgage Loan Trust 2.910% due 09/25/35 §	4,657	4,711
Hawksmoor Mortgages (United Kingdom) 1.240% (SONIA + 1.050%) due 05/25/53 ~ §	GBP 170,541	224,435
JP Morgan Mortgage Trust 2.694% due 06/25/35 §	$5,340	5,452
Merrill Lynch Mortgage Investors Trust 2.054% due 12/25/34 §	19,093	19,061
Towd Point Mortgage Funding PLC (United Kingdom) 1.236% (SONIA + 1.144%) due 10/20/51 ~ §	GBP 131,416	173,080
WaMu Mortgage Pass-Through Certificates Trust 1.197% (USD LIBOR + 0.740%) due 01/25/45 §	$19,348	19,168

		728,117

Fannie Mae - 0.8%

due 05/01/52 #	370,000	369,534

Total Mortgage-Backed Securities (Cost $1,143,781)		1,156,101

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.1%

Asset Backed Funding Corp Trust 1.057% (USD LIBOR + 0.600%) due 10/25/34 §	$21,723	$21,651
Freddie Mac Structured Pass-Through Certificates 0.737% (USD LIBOR + 0.280%) due 09/25/31 §	502	499
Home Equity Asset Trust 1.312% (USD LIBOR + 0.855%) due 08/25/34 §	13,125	12,964
LoanCore Issuer Ltd (Cayman) 1.527% (USD LIBOR + 1.130%) due 05/15/36 ~ §	29,875	29,782
OZLM Ltd (Cayman) 1.414% (USD LIBOR + 1.160%) due 07/20/32 ~ §	100,000	99,513
Saxon Asset Securities Trust 0.767% (USD LIBOR + 0.310%) due 09/25/37 §	14,457	14,113
THL Credit Wind River CLO Ltd (Cayman) 1.321% (USD LIBOR + 1.080%) due 04/15/31 ~ §	100,000	99,293
TICP CLO Ltd (Cayman) 1.094% (USD LIBOR + 0.840%) due 04/20/28 ~ §	225,756	225,151

Total Asset-Backed Securities (Cost $504,611)		502,966

U.S. TREASURY OBLIGATIONS - 103.6%

U.S. Treasury Inflation Protected Securities - 103.6%

0.125% due 04/15/22 ^	69,364	69,629
0.125% due 07/15/24 ^	1,420,860	1,491,415
0.125% due 10/15/24 ^	2,082,058	2,178,422
0.125% due 04/15/25 ^	1,741,520	1,820,853
0.125% due 10/15/25 ^	541,775	568,082
0.125% due 04/15/26 ^	536,030	560,504
0.125% due 07/15/26 ^	234,582	246,665
0.125% due 10/15/26 ^	1,131,757	1,190,168
0.125% due 01/15/30 ^	1,322,228	1,396,708
0.125% due 07/15/30 ^	548,280	581,894
0.125% due 01/15/31 ^	1,263,635	1,338,430
0.125% due 07/15/31 ^	2,517,552	2,679,890
0.125% due 01/15/32 ^	1,014,230	1,079,644
0.125% due 02/15/51 ^	215,976	221,489
0.125% due 02/15/52 ^	605,976	629,482
0.250% due 01/15/25 ^	1,008,959	1,058,343
0.250% due 07/15/29 ^	549,560	587,060
0.375% due 07/15/23 ^	1,208,110	1,268,257
0.375% due 07/15/25 ^	717,264	758,771
0.375% due 01/15/27 ^	581,945	617,065
0.375% due 07/15/27 ^	2,482,553	2,645,458
0.500% due 04/15/24 ^	3,121,272	3,281,179
0.500% due 01/15/28 ^	2,427,753	2,598,333
0.625% due 04/15/23 ^	1,145,679	1,194,630
0.625% due 01/15/24 ^	1,465,195	1,541,279
0.625% due 01/15/26 ^	650,777	694,038
0.625% due 02/15/43 ^	1,002,745	1,120,148
0.750% due 07/15/28 ^	3,819,336	4,179,388
0.750% due 02/15/42 ^	124,423	142,333
0.750% due 02/15/45 ^	680,540	782,127
0.875% due 01/15/29 ^	1,725,848	1,906,676
0.875% due 02/15/47 ^	494,993	593,287
1.000% due 02/15/46 ^	1,264,873	1,541,260
1.000% due 02/15/49 ^	44,691	55,961
1.375% due 02/15/44 ^	1,713,003	2,198,241
2.000% due 01/15/26 ^	300,302	336,604

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value

2.125% due 02/15/41 ^	$385,149	$544,842
3.375% due 04/15/32 ^	93,452	131,906
3.875% due 04/15/29 ^	59,858	79,184

Total U.S. Treasury Obligations (Cost $45,940,750)		45,909,645

FOREIGN GOVERNMENT BONDS & NOTES - 4.3%

French Republic Government OAT (France) 0.100% due 03/01/26 ^ ~	EUR 104,918	129,999
0.250% due 07/25/24 ^ ~	111,831	136,632
Italy Buoni Poliennali Del Tesoro (Italy) 0.100% due 05/15/33 ^ ~	204,672	235,820
0.400% due 05/15/30 ^ ~	319,632	384,026
1.400% due 05/26/25 ^ ~	618,174	744,018
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 110,000	93,999
United Kingdom Inflation-Linked Gilt (United Kingdom) 0.125% due 03/22/24 ^ ~	GBP 131,054	189,568

Total Foreign Government Bonds & Notes (Cost $1,889,753)		1,914,062

Value

TOTAL INVESTMENTS - 112.3% (Cost $49,791,389)	$49,792,720

DERIVATIVES - 0.1%	37,335

OTHER ASSETS & LIABILITIES, NET - (12.4%)	(5,494,894)

NET ASSETS - 100.0%	$44,335,161

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	103.6%
Foreign Government Bonds & Notes	4.3%
Others (each less than 3.0%)	4.4%

	112.3%
Derivatives	0.1%
Other Assets & Liabilities, Net	(12.4%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2022 was $6,107,089 at a weighted average interest rate of 0.063%.

(c)	Open futures contracts outstanding as of March 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	03/23	12	$3,327,863	$3,295,353	($32,510)
Long Gilt	06/22	3	479,025	477,761	(1,264)
U.S. Treasury Long Bonds	06/22	2	307,292	300,125	(7,167)

					(40,941)

Short Futures Outstanding
Australia 3-Year Bonds	06/22	2	167,152	164,459	2,693
Euro-Bobl	06/22	10	1,442,187	1,425,514	16,673
Euro-BTP	06/22	5	798,541	765,027	33,514
Euro-Bund	06/22	2	353,212	351,035	2,177
Euro-Schatz	06/22	34	4,184,273	4,165,020	19,253
Short Euro-BTP	06/22	5	620,911	613,803	7,108
U.S. Treasury 2-Year Notes	06/22	8	1,718,687	1,695,375	23,312
U.S. Treasury 10-Year Notes	06/22	13	1,595,541	1,597,375	(1,834)
U.S. Treasury Ultra 10-Year Notes	06/22	13	1,811,565	1,761,094	50,471
U.S. Treasury Ultra Long Bonds	06/22	1	182,233	177,125	5,108

					158,475

Total Futures Contracts					$117,534

(d)	Forward foreign currency contracts outstanding as of March 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	114,000	USD	82,240	04/22	DUB	$3,071	$—
EUR	16,000	USD	17,602	04/22	BRC	100	—
EUR	27,000	USD	29,756	04/22	GSC	116	—
EUR	15,000	USD	16,560	04/22	JPM	35	—
EUR	1,441,000	USD	1,599,885	04/22	SCB	—	(5,591)
GBP	36,000	USD	48,259	04/22	BRC	—	(969)
GBP	24,000	USD	31,290	04/22	DUB	237	—
GBP	458,000	USD	603,026	04/22	SCB	—	(1,389)
USD	92,078	AUD	125,000	04/22	GSC	—	(1,464)
USD	86,861	EUR	78,000	04/22	GSC	564	—
USD	1,598,117	EUR	1,421,000	04/22	SCB	25,950	—
USD	1,601,268	EUR	1,441,000	05/22	SCB	5,542	—
USD	668,290	GBP	498,000	04/22	SCB	14,109	—
USD	26,633	GBP	20,000	04/22	SGN	361	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2022

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	602,909	GBP	458,000	05/22	SCB	$1,381	$—
USD	92,696	NZD	137,000	04/22	JPM	—	(2,246)

Total Forward Foreign Currency Contracts						$51,466	($11,659)

(e)	Purchased options outstanding as of March 31, 2022 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	1-Day USD-SOFR	1.710%	01/25/23	JPM	$1,300,000	$7,930	$3,018
Call - 2-Year Interest Rate Swap	Pay	1-Day USD-SOFR	1.428%	01/31/23	MSC	500,000	2,555	727
Call - 2-Year Interest Rate Swap	Pay	1-Day USD-SOFR	1.410%	02/02/23	BRC	500,000	2,500	715

							12,985	4,460

Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.190%	11/02/22	MSC	EUR 60,000	4,375	15,127
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BRC	200,000	14,957	50,108
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.237%	11/17/23	DUB	$300,000	18,621	26,802

							37,953	92,037

Total Interest Rate Swaptions							$50,938	$96,497

Total Purchased Options							$50,938	$96,497

(f)	Premiums received and value of written options outstanding as of March 31, 2022 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 37 5Y	0.950%	04/20/22	JPM	$100,000	$127	($12)
Put - CDX IG 37 5Y	0.950%	04/20/22	MSC	100,000	127	(12)
Put - iTraxx Main 36 5Y	0.950%	05/18/22	GSC	EUR 100,000	161	(76)
Put - iTraxx Main 36 5Y	1.000%	05/18/22	BRC	100,000	151	(64)
Put - CDX IG 37 5Y	1.000%	06/15/22	BRC	$100,000	190	(71)
Put - iTraxx Main 36 5Y	1.000%	06/15/22	BRC	EUR 100,000	131	(124)
Put - CDX IG 37 5Y	1.100%	06/15/22	DUB	$100,000	165	(54)
Put - CDX IG 37 5Y	1.200%	06/15/22	MSC	100,000	137	(41)
Put - iTraxx Main 36 5Y	1.200%	07/20/22	BRC	EUR 200,000	906	(272)

					$2,095	($726)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$1,900,000	$13,823	($31)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	05/16/24	JPM	200,000	1,390	—

						$15,213	($31)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.450%	04/08/22	JPM	EUR 100,000	$354	($1)
Call - 5-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.450%	05/09/22	BRC	100,000	434	(33)
Call - 5-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.500%	05/11/22	GSC	100,000	328	(50)
Call - 10-Year Interest Rate Swap	Receive	1-Day USD-SOFR	1.785%	01/25/23	JPM	$300,000	8,299	(5,373)
Call - 10-Year Interest Rate Swap	Receive	1-Day USD-SOFR	1.579%	01/31/23	MSC	100,000	2,337	(1,279)
Call - 10-Year Interest Rate Swap	Receive	1-Day USD-SOFR	1.558%	02/02/23	BRC	100,000	2,287	(1,244)

							14,039	(7,980)

Put - 5-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.650%	04/08/22	JPM	EUR 100,000	571	(1,844)
Put - 5-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.650%	05/09/22	BRC	100,000	817	(2,096)
Put - 5-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	1.000%	05/11/22	GSC	100,000	419	(819)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%	11/02/22	MSC	200,000	4,851	(27,693)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%	11/04/22	BRC	600,000	14,726	(83,195)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.340%	11/17/23	DUB	$1,300,000	16,380	(37,104)

							37,764	(152,751)

Total Interest Rate Swaptions							$51,803	($160,731)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2022

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Put - Euro-Bobl (04/22)	EUR 131.50	04/22/22	EUX	1	EUR 131,500	$425	($3,004)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 3.000% due 06/13/52	$98.41	06/06/22	JPM	$100,000	$531	($692)

Put - Fannie Mae 3.000% due 06/13/52	96.41	06/06/22	JPM	100,000	621	(781)

Total Options on Securities					$1,152	($1,473)

Total Written Options					$70,688	($165,965)

(g)	Swap agreements outstanding as of March 31, 2022 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.000%	U.S. CPI Urban Consumers	Z / Z	LCH	03/03/23	$300,000	($1,866)	$—	($1,866)
5.033%	U.S. CPI Urban Consumers	Z / Z	LCH	03/08/23	200,000	(1,064)	—	(1,064)
5.470%	U.S. CPI Urban Consumers	Z / Z	LCH	03/21/23	400,000	195	—	195
(0.526%)	3-Month EUR-LIBOR	A / Q	LCH	11/21/23	EUR 800,000	(10,832)	—	(10,832)
3.850%	GBP Retail Price	Z / Z	LCH	09/15/24	GBP 200,000	(17,355)	—	(17,355)
3.330%	GBP Retail Price	Z / Z	LCH	01/15/25	100,000	(13,604)	2,815	(16,419)
2.335%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/28	$190,000	(20,256)	338	(20,594)
2.364%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/28	50,000	(5,123)	—	(5,123)
2.379%	U.S. CPI Urban Consumers	Z / Z	LCH	07/09/28	500,000	(50,888)	(288)	(50,600)
3.593%	GBP Retail Price	Z / Z	LCH	11/15/28	GBP 45,000	(6,938)	—	(6,938)
2.165%	U.S. CPI Urban Consumers	Z / Z	LCH	04/16/29	$100,000	(13,466)	—	(13,466)
1.998%	U.S. CPI Urban Consumers	Z / Z	LCH	07/25/29	100,000	(14,905)	—	(14,905)
1.760%	U.S. CPI Urban Consumers	Z / Z	LCH	11/04/29	400,000	(70,723)	(708)	(70,015)
3.400%	GBP Retail Price	Z / Z	LCH	06/15/30	GBP 200,000	(40,418)	2,555	(42,973)
3.475%	GBP Retail Price	Z / Z	LCH	08/15/30	200,000	(48,747)	2,476	(51,223)
1.380%	Eurostat Eurozone HICP	Z / Z	LCH	03/15/31	EUR 200,000	(40,631)	(1,361)	(39,270)
3.566%	GBP Retail Price	Z / Z	LCH	03/15/36	GBP 190,000	(51,662)	(907)	(50,755)
3.580%	GBP Retail Price	Z / Z	LCH	03/15/36	40,000	(10,731)	(413)	(10,318)
1.387%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/49	EUR 20,000	(10,330)	—	(10,330)
1.888%	3-Month USD-LIBOR	S / Q	LCH	11/21/53	$100,000	(6,842)	—	(6,842)

						($436,186)	$4,507	($440,693)

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.090%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/22	EUR 200,000	$14,726	$—	$14,726
2.210%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/23	$120,000	9,237	—	9,237
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	04/27/23	60,000	4,502	—	4,502
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/23	120,000	9,123	—	9,123
2.281%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/23	180,000	13,207	—	13,207
1.030%	France CPI Ex Tobacco	Z / Z	LCH	03/15/24	EUR 140,000	10,429	(53)	10,482
2.314%	U.S. CPI Urban Consumers	Z / Z	LCH	02/26/26	$200,000	21,807	—	21,807
2.419%	U.S. CPI Urban Consumers	Z / Z	LCH	03/05/26	100,000	10,383	—	10,383
2.768%	U.S. CPI Urban Consumers	Z / Z	LCH	05/13/26	100,000	8,315	—	8,315
2.690%	U.S. CPI Urban Consumers	Z / Z	LCH	06/01/26	100,000	8,550	—	8,550
4.735%	GBP Retail Price	Z / Z	LCH	12/15/26	GBP 200,000	10,574	(2,684)	13,258
4.615%	GBP Retail Price	Z / Z	LCH	02/15/27	100,000	4,712	—	4,712
4.626%	GBP Retail Price	Z / Z	LCH	02/15/27	100,000	4,633	—	4,633
1.798%	U.S. CPI Urban Consumers	Z / Z	LCH	08/25/27	$500,000	81,317	—	81,317
1.890%	U.S. CPI Urban Consumers	Z / Z	LCH	08/27/27	500,000	77,971	—	77,971
3.250%	3-Month NZD-Bank Bills	S / Q	CME	03/21/28	NZD 100,000	472	290	182
2.645%	U.S. CPI Urban Consumers	Z / Z	LCH	09/10/28	$100,000	6,882	—	6,882
1.840%	3-Month USD-LIBOR	S / Q	LCH	11/21/28	400,000	10,844	—	10,844
3.470%	GBP Retail Price	Z / Z	LCH	01/15/31	GBP 120,000	31,123	—	31,123
2.311%	U.S. CPI Urban Consumers	Z / Z	LCH	02/24/31	$200,000	26,686	94	26,592

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2022

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.300%	GBP Retail Price	Z / Z	LCH	01/15/32	GBP 100,000	$6,426	$157	$6,269
0.750%	1-Day GBP-SONIA	A / A	LCH	09/21/32	200,000	22,022	5,982	16,040

						$393,941	$3,786	$390,155

Total Interest Rate Swaps						($42,245)	$8,293	($50,538)

Total Swap Agreements						($42,245)	$8,293	($50,538)

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$14,707	$390,350
Liabilities	(6,414)	(440,888)

	$8,293	($50,538)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(h)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$309,946	$—	$309,946	$—
	Mortgage-Backed Securities	1,156,101	—	1,156,101	—
	Asset-Backed Securities	502,966	—	502,966	—
	U.S. Treasury Obligations	45,909,645	—	45,909,645	—
	Foreign Government Bonds & Notes	1,914,062	—	1,914,062	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	51,466	—	51,466	—
	Interest Rate Contracts
	Futures	160,309	160,309	—	—
	Purchased Options	96,497	—	96,497	—
	Swaps	390,350	—	390,350	—

	Total Interest Rate Contracts	647,156	160,309	486,847	—

	Total Assets - Derivatives	698,622	160,309	538,313	—

	Total Assets	50,491,342	160,309	50,331,033	—

Liabilities	Due to Custodian	(296,174)	—	(296,174)	—
	Sale-buyback Financing Transactions	(6,119,309)	—	(6,119,309)	—
	Derivatives:
	Credit Contracts
	Written Options	(726)	—	(726)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(11,659)	—	(11,659)	—
	Interest Rate Contracts
	Futures	(42,775)	(42,775)	—	—
	Written Options	(165,239)	—	(165,239)	—
	Swaps	(440,888)	—	(440,888)	—

	Total Interest Rate Contracts	(648,902)	(42,775)	(606,127)	—

	Total Liabilities - Derivatives	(661,287)	(42,775)	(618,512)	—

	Total Liabilities	(7,076,770)	(42,775)	(7,033,995)	—

	Total	$43,414,572	$117,534	$43,297,038	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 0.0%

Financial - 0.0%

CBL & Associates Properties Inc REIT *	2,876	$94,592

Total Common Stocks (Cost $40,014)		94,592

	Principal Amount
CORPORATE BONDS & NOTES - 34.3%

Basic Materials - 0.9%

Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	$465,000	464,781
4.750% due 04/10/27 ~	200,000	207,779
ArcelorMittal SA (Luxembourg) 7.000% due 10/15/39	80,000	94,100
Barrick Gold Corp (Canada) 5.250% due 04/01/42	30,000	34,829
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	90,000	109,740
DuPont de Nemours Inc 5.319% due 11/15/38	55,000	63,366
Freeport-McMoRan Inc
4.625% due 08/01/30	20,000	20,473
5.450% due 03/15/43	190,000	213,142
Glencore Funding LLC (Australia)
2.500% due 09/01/30 ~	135,000	121,001
3.875% due 10/27/27 ~	10,000	9,984
4.000% due 03/27/27 ~	620,000	622,843
4.125% due 03/12/24 ~	150,000	152,129
International Flavors & Fragrances Inc
1.832% due 10/15/27 ~	200,000	182,151
3.468% due 12/01/50 ~	66,000	58,458
LYB International Finance III LLC
1.250% due 10/01/25	59,000	54,681
Nutrien Ltd (Canada) 5.000% due 04/01/49	30,000	34,930
OCP SA (Morocco) 4.500% due 10/22/25 ~	200,000	200,922
5.125% due 06/23/51 ~	200,000	167,000
Orbia Advance Corp SAB de CV (Mexico) 1.875% due 05/11/26 ~	220,000	206,474
2.875% due 05/11/31 ~	210,000	186,269
Southern Copper Corp (Peru) 6.750% due 04/16/40	210,000	268,508
Suzano Austria GmbH (Brazil) 3.125% due 01/15/32	50,000	44,380
3.750% due 01/15/31	240,000	226,373
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	48,000	57,992
Yamana Gold Inc (Canada) 4.625% due 12/15/27	90,000	91,535

		3,893,840

Communications - 3.8%

Alphabet Inc
0.450% due 08/15/25	20,000	18,681
0.800% due 08/15/27	30,000	27,124
1.100% due 08/15/30	30,000	26,254
2.050% due 08/15/50	50,000	39,571
Amazon.com Inc
0.800% due 06/03/25	60,000	56,808
1.200% due 06/03/27	70,000	64,658
1.500% due 06/03/30	30,000	26,883
2.100% due 05/12/31	40,000	37,220
2.500% due 06/03/50	580,000	485,822

	Principal Amount	Value
3.875% due 08/22/37	$70,000	$74,268
4.250% due 08/22/57	10,000	11,365
4.950% due 12/05/44	60,000	73,127
AT&T Inc
1.650% due 02/01/28	230,000	209,974
2.300% due 06/01/27	10,000	9,545
2.550% due 12/01/33	10,000	8,904
3.100% due 02/01/43	230,000	199,148
3.300% due 02/01/52	30,000	25,810
3.500% due 06/01/41	110,000	101,565
3.500% due 09/15/53	170,000	149,815
3.550% due 09/15/55	300,000	265,617
3.650% due 09/15/59	30,000	26,412
3.800% due 02/15/27	30,000	30,713
3.800% due 12/01/57	10,000	9,163
4.350% due 06/15/45	32,000	32,393
5.350% due 09/01/40	40,000	45,917
5.550% due 08/15/41	30,000	35,092
CCO Holdings LLC
4.500% due 08/15/30 ~	10,000	9,400
4.500% due 05/01/32	1,480,000	1,355,828
4.750% due 02/01/32 ~	40,000	37,309
5.125% due 05/01/27 ~	130,000	130,364
Charter Communications Operating LLC
2.250% due 01/15/29	300,000	270,358
3.500% due 06/01/41	40,000	33,345
3.500% due 03/01/42	20,000	16,592
3.700% due 04/01/51	135,000	111,642
4.400% due 04/01/33	430,000	429,323
4.800% due 03/01/50	90,000	85,762
4.908% due 07/23/25	460,000	477,470
5.750% due 04/01/48	10,000	10,662
6.384% due 10/23/35	20,000	22,640
6.834% due 10/23/55	30,000	35,672
Comcast Corp
2.800% due 01/15/51	172,000	145,695
2.887% due 11/01/51 ~	110,000	93,195
2.937% due 11/01/56 ~	27,000	22,412
3.150% due 03/01/26	30,000	30,287
3.250% due 11/01/39	185,000	176,044
3.300% due 04/01/27	20,000	20,258
3.375% due 08/15/25	20,000	20,276
3.400% due 04/01/30	30,000	30,431
3.450% due 02/01/50	20,000	18,796
3.750% due 04/01/40	140,000	141,457
3.950% due 10/15/25	220,000	227,389
3.999% due 11/01/49	51,000	51,661
4.000% due 08/15/47	20,000	20,490
4.000% due 03/01/48	10,000	10,300
4.250% due 10/15/30	510,000	544,814
5.650% due 06/15/35	20,000	24,006
CommScope Inc 6.000% due 03/01/26 ~	40,000	40,512
Corning Inc 5.750% due 08/15/40	20,000	24,602
Cox Communications Inc 2.950% due 10/01/50 ~	60,000	47,417
CSC Holdings LLC 4.500% due 11/15/31 ~	200,000	179,539
Discovery Communications LLC 3.625% due 05/15/30	100,000	97,271
DISH DBS Corp
5.125% due 06/01/29	70,000	59,703
5.250% due 12/01/26 ~	40,000	38,175
5.875% due 11/15/24	40,000	39,955
7.750% due 07/01/26	10,000	9,947
Expedia Group Inc 3.800% due 02/15/28	800,000	797,295
Fox Corp 5.476% due 01/25/39	150,000	170,228

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Paramount Global 4.000% due 01/15/26	$50,000	$50,828
Prosus NV (China)
3.061% due 07/13/31 ~	210,000	174,748
3.832% due 02/08/51 ~	460,000	336,376
Sprint Capital Corp 8.750% due 03/15/32	130,000	175,355
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	337,500	344,733
Telefonica Emisiones SA (Spain) 5.213% due 03/08/47	150,000	161,362
Tencent Holdings Ltd (China) 3.840% due 04/22/51 ~	330,000	286,945
Time Warner Cable LLC
5.875% due 11/15/40	50,000	53,863
6.550% due 05/01/37	140,000	161,351
6.750% due 06/15/39	20,000	23,243
7.300% due 07/01/38	460,000	559,706
Time Warner Entertainment Co LP 8.375% due 07/15/33	20,000	26,154
T-Mobile USA Inc
2.250% due 02/15/26	10,000	9,434
2.550% due 02/15/31	390,000	354,269
2.625% due 02/15/29	50,000	45,705
2.875% due 02/15/31	840,000	758,100
3.375% due 04/15/29	30,000	28,575
3.500% due 04/15/25	230,000	231,758
3.500% due 04/15/31	50,000	47,127
3.750% due 04/15/27	10,000	10,075
3.875% due 04/15/30	290,000	291,526
United Group BV (Netherlands) 4.875% due 07/01/24 ~	EUR 600,000	663,777
Verizon Communications Inc
1.750% due 01/20/31	$70,000	61,128
2.100% due 03/22/28	280,000	261,534
2.355% due 03/15/32 ~	555,000	502,219
2.550% due 03/21/31	430,000	400,091
2.625% due 08/15/26	20,000	19,581
2.650% due 11/20/40	866,000	738,902
2.875% due 11/20/50	280,000	234,813
3.150% due 03/22/30	50,000	49,238
3.850% due 11/01/42	20,000	20,042
4.000% due 03/22/50	30,000	30,573
4.125% due 08/15/46	30,000	30,935
4.329% due 09/21/28	5,000	5,282
4.400% due 11/01/34	90,000	96,010
4.500% due 08/10/33	520,000	559,300
4.862% due 08/21/46	20,000	23,042
5.500% due 03/16/47	30,000	37,594
Vodafone Group PLC (United Kingdom) 4.375% due 05/30/28	90,000	94,296

		16,159,961

Consumer, Cyclical - 3.8%

7-Eleven Inc
0.950% due 02/10/26 ~	60,000	54,611
2.500% due 02/10/41 ~	49,000	39,688
Alimentation Couche-Tard Inc (Canada)
3.439% due 05/13/41 ~	85,000	76,583
3.625% due 05/13/51 ~	90,000	82,040
American Airlines Pass-Through Trust ‘A’ 3.650% due 12/15/29	137,610	122,119
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	266,811	253,859
American Airlines Pass-Through Trust ‘B’ 3.950% due 01/11/32	221,000	200,598
AutoZone Inc 3.625% due 04/15/25	100,000	101,163

	Principal Amount	Value
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.800% due 03/20/33 ~	$388,252	$383,837
Costco Wholesale Corp
1.375% due 06/20/27	60,000	55,841
1.600% due 04/20/30	40,000	35,888
Daimler Trucks Finance North America LLC (Germany) 0.783% (SOFR + 0.500%) due 06/14/23 ~ §	400,000	398,865
Delta Air Lines Inc
2.900% due 10/28/24	80,000	78,328
3.800% due 04/19/23	10,000	10,073
4.500% due 10/20/25 ~	70,000	70,462
4.750% due 10/20/28 ~	590,000	595,548
7.000% due 05/01/25 ~	400,000	428,774
7.375% due 01/15/26	50,000	54,355
Delta Air Lines Pass-Through Trust ‘A’ 2.500% due 12/10/29	129,669	120,496
Delta Air Lines Pass-Through Trust ‘B’ 4.250% due 01/30/25	93,284	93,514
Ford Motor Credit Co LLC
1.355% due 02/07/25	EUR 300,000	320,093
3.250% due 09/15/25	300,000	337,125
3.375% due 11/13/25	$1,600,000	1,565,648
4.000% due 11/13/30	200,000	188,658
4.125% due 08/17/27	200,000	195,738
General Motors Co
5.150% due 04/01/38	20,000	20,377
5.950% due 04/01/49	20,000	22,308
6.125% due 10/01/25	45,000	48,351
6.250% due 10/02/43	40,000	45,502
General Motors Financial Co Inc
1.200% due 10/15/24	45,000	42,759
2.700% due 06/10/31	65,000	57,339
2.750% due 06/20/25	720,000	700,099
3.100% due 01/12/32	40,000	36,002
4.250% due 05/15/23	30,000	30,384
4.350% due 01/17/27	60,000	61,109
Hasbro Inc 3.900% due 11/19/29	50,000	50,234
Hilton Domestic Operating Co Inc
5.375% due 05/01/25 ~	20,000	20,488
5.750% due 05/01/28 ~	20,000	20,719
Hilton Worldwide Finance LLC 4.875% due 04/01/27	130,000	131,106
Hyundai Capital America
0.875% due 06/14/24 ~	300,000	283,437
1.300% due 01/08/26 ~	40,000	36,691
2.650% due 02/10/25 ~	150,000	145,482
5.875% due 04/07/25 ~	300,000	317,288
JetBlue Pass-Through Trust ‘A’ 4.000% due 05/15/34	280,369	281,060
JetBlue Pass-Through Trust ‘B’ 7.750% due 05/15/30	116,436
		127,406
Kohl’s Corp 3.375% due 05/01/31	96,000	92,826
Las Vegas Sands Corp
2.900% due 06/25/25	690,000	643,694
3.200% due 08/08/24	350,000	334,400
Lear Corp 2.600% due 01/15/32	25,000	22,126
Lennar Corp 4.500% due 04/30/24	35,000	35,904
Lowe’s Cos Inc 4.500% due 04/15/30	20,000	21,426
Magallanes Inc
3.755% due 03/15/27 ~	60,000	59,991
4.054% due 03/15/29 ~	70,000	70,428
4.279% due 03/15/32 ~	380,000	382,161

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
5.050% due 03/15/42 ~	$20,000	$20,442
5.141% due 03/15/52 ~	240,000	246,113
McDonald’s Corp
1.450% due 09/01/25	10,000	9,570
3.300% due 07/01/25	30,000	30,369
3.500% due 03/01/27	20,000	20,383
3.500% due 07/01/27	10,000	10,181
3.600% due 07/01/30	310,000	316,049
3.625% due 09/01/49	10,000	9,603
3.700% due 01/30/26	40,000	41,007
3.800% due 04/01/28	30,000	30,924
4.200% due 04/01/50	190,000	198,997
MDC Holdings Inc 2.500% due 01/15/31	40,000	34,984
Mileage Plus Holdings LLC 6.500% due 06/20/27 ~	260,000	271,375
New Red Finance Inc (Canada)
3.500% due 02/15/29 ~	30,000	27,741
3.875% due 01/15/28 ~	20,000	18,988
Newell Brands Inc
4.100% due 04/01/23	20,000	20,219
4.450% due 04/01/26	10,000	10,075
NIKE Inc
2.400% due 03/27/25	30,000	29,819
2.750% due 03/27/27	240,000	239,092
3.250% due 03/27/40	20,000	19,518
3.375% due 03/27/50	120,000	119,604
Nissan Motor Acceptance Co LLC
2.000% due 03/09/26 ~	300,000	274,820
2.750% due 03/09/28 ~	300,000	270,944
Nissan Motor Co Ltd (Japan) 3.522% due 09/17/25 ~	1,100,000	1,079,402
Nordstrom Inc 4.250% due 08/01/31	94,000	85,841
O’Reilly Automotive Inc 3.900% due 06/01/29	100,000	101,625
Sands China Ltd (Macau)
2.550% due 03/08/27 ~	250,000	218,375
3.100% due 03/08/29 ~	200,000	171,000
5.125% due 08/08/25	310,000	308,838
Spirit Loyalty Cayman Ltd 8.000% due 09/20/25 ~	270,000	288,020
Starbucks Corp 3.350% due 03/12/50	40,000	36,136
Target Corp 2.250% due 04/15/25	30,000	29,605
The Home Depot Inc
2.700% due 04/15/30	40,000	38,803
3.300% due 04/15/40	40,000	38,666
3.350% due 04/15/50	380,000	359,635
3.900% due 06/15/47	10,000	10,460
Tractor Supply Co 1.750% due 11/01/30	100,000	86,041
United Airlines Inc
4.375% due 04/15/26 ~	10,000	9,850
4.625% due 04/15/29 ~	120,000	114,267
United Airlines Pass-Through Trust ‘A’ 3.100% due 04/07/30	82,798	76,045
3.700% due 09/01/31	212,644	198,720
United Airlines Pass-Through Trust ‘B’ 3.650% due 04/07/27	239,954	225,303
3.650% due 07/07/27	157,778	149,140
VOC Escrow Ltd 5.000% due 02/15/28 ~	140,000	130,500
Walmart Inc
1.500% due 09/22/28	60,000	55,178
1.800% due 09/22/31	30,000	27,335
Wynn Macau Ltd (Macau) 5.625% due 08/26/28 ~	200,000	174,126

		16,288,729

	Principal Amount	Value

Consumer, Non-Cyclical – 4.5%

Abbott Laboratories
3.750% due 11/30/26	$38,000	$39,477
4.750% due 11/30/36	70,000	81,523
4.900% due 11/30/46	100,000	122,138
AbbVie Inc
2.300% due 11/21/22	230,000	230,850
2.600% due 11/21/24	330,000	328,022
2.950% due 11/21/26	540,000	535,739
3.200% due 11/21/29	670,000	662,751
3.600% due 05/14/25	70,000	70,986
3.750% due 11/14/23	10,000	10,197
3.800% due 03/15/25	90,000	91,762
4.050% due 11/21/39	100,000	103,044
4.250% due 11/21/49	315,000	328,078
Aetna Inc 2.800% due 06/15/23	40,000	40,170
Altria Group Inc
2.450% due 02/04/32	220,000	191,648
3.400% due 02/04/41	350,000	288,277
3.875% due 09/16/46	20,000	17,004
4.400% due 02/14/26	421,000	435,903
4.800% due 02/14/29	6,000	6,300
5.800% due 02/14/39	40,000	43,243
5.950% due 02/14/49	110,000	119,547
6.200% due 02/14/59	12,000	13,449
Amgen Inc
2.770% due 09/01/53	43,000	34,649
3.625% due 05/22/24	30,000	30,575
4.663% due 06/15/51	11,000	12,157
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26	270,000	276,260
4.900% due 02/01/46	90,000	100,237
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.500% due 06/01/30	220,000	223,397
3.750% due 07/15/42	250,000	238,650
4.350% due 06/01/40	60,000	62,596
4.500% due 06/01/50	320,000	342,986
4.750% due 01/23/29	210,000	227,882
5.550% due 01/23/49	30,000	36,722
Anthem Inc
2.250% due 05/15/30	105,000	96,459
3.125% due 05/15/22	30,000	30,047
3.350% due 12/01/24	40,000	40,335
3.650% due 12/01/27	30,000	30,658
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	35,000	46,631
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	395,000	362,271
BAT Capital Corp (United Kingdom) 2.259% due 03/25/28	200,000	179,809
3.557% due 08/15/27	330,000	321,739
4.390% due 08/15/37	40,000	37,285
4.540% due 08/15/47	160,000	143,208
Bausch Health Cos Inc
5.000% due 02/15/29 ~	50,000	39,012
5.250% due 01/30/30 ~	430,000	338,472
6.250% due 02/15/29 ~	110,000	90,377
7.250% due 05/30/29 ~	50,000	42,740
Becton Dickinson and Co
3.363% due 06/06/24	50,000	50,450
3.700% due 06/06/27	200,000	203,220
3.734% due 12/15/24	14,000	14,239
4.685% due 12/15/44	32,000	34,489
Biogen Inc 2.250% due 05/01/30	34,000	30,640
Bon Secours Mercy Health Inc 3.205% due 06/01/50	125,000	106,516

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Boston Scientific Corp
2.650% due 06/01/30	$900,000	$845,676
4.550% due 03/01/39	30,000	32,535
Bristol-Myers Squibb Co 2.350% due 11/13/40	25,000	21,151
2.900% due 07/26/24	45,000	45,357
3.200% due 06/15/26	33,000	33,541
3.550% due 08/15/22	90,000	90,748
Bunge Ltd Finance Corp 2.750% due 05/14/31	95,000	87,557
Cargill Inc 1.375% due 07/23/23 ~	40,000	39,520
Centene Corp 3.375% due 02/15/30	10,000	9,427
Cigna Corp
3.750% due 07/15/23	66,000	66,982
4.125% due 11/15/25	40,000	41,261
4.375% due 10/15/28	440,000	463,522
4.900% due 12/15/48	200,000	225,079
CommonSpirit Health 2.782% due 10/01/30	185,000	172,683
Constellation Brands Inc 4.250% due 05/01/23	30,000	30,572
CVS Health Corp
1.875% due 02/28/31	30,000	26,449
2.125% due 09/15/31	100,000	89,496
3.625% due 04/01/27	10,000	10,182
3.750% due 04/01/30	600,000	611,310
4.125% due 04/01/40	160,000	163,192
4.250% due 04/01/50	20,000	20,823
4.300% due 03/25/28	36,000	37,721
4.875% due 07/20/35	105,000	115,501
5.050% due 03/25/48	270,000	306,575
5.125% due 07/20/45	60,000	67,926
Danone SA (France) 2.589% due 11/02/23 ~	200,000	199,868
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	200,000	217,061
Gilead Sciences Inc
2.600% due 10/01/40	90,000	76,048
3.650% due 03/01/26	160,000	162,872
4.750% due 03/01/46	30,000	33,379
Global Payments Inc 3.200% due 08/15/29	122,000	116,055
HCA Inc
3.500% due 09/01/30	140,000	135,497
4.500% due 02/15/27	40,000	41,372
5.250% due 06/15/26	440,000	464,856
5.375% due 02/01/25	20,000	20,835
5.875% due 02/01/29	30,000	32,845
Humana Inc
3.150% due 12/01/22	50,000	50,335
3.950% due 03/15/27	100,000	101,734
4.625% due 12/01/42	50,000	53,431
4.800% due 03/15/47	20,000	22,702
Johnson & Johnson
0.550% due 09/01/25	40,000	37,336
0.950% due 09/01/27	80,000	73,286
3.625% due 03/03/37	100,000	103,616
Keurig Dr Pepper Inc 3.200% due 05/01/30	165,000	160,127
Kraft Heinz Foods Co
4.250% due 03/01/31	10,000	10,308
4.375% due 06/01/46	55,000	54,526
4.625% due 10/01/39	65,000	66,198
4.875% due 10/01/49	30,000	31,646
5.000% due 06/04/42	10,000	10,694
5.200% due 07/15/45	20,000	21,675
5.500% due 06/01/50	20,000	22,811
6.500% due 02/09/40	200,000	239,500

	Principal Amount	Value
Mars Inc
2.700% due 04/01/25 ~	$40,000	$39,672
3.200% due 04/01/30 ~	40,000	39,693
MedStar Health Inc 3.626% due 08/15/49	90,000	84,503
Medtronic Inc 3.500% due 03/15/25	36,000	36,764
Merck & Co Inc 1.450% due 06/24/30	190,000	168,942
MidMichigan Health 3.409% due 06/01/50	55,000	48,502
PayPal Holdings Inc 1.650% due 06/01/25	70,000	67,380
PeaceHealth Obligated Group 3.218% due 11/15/50	115,000	102,605
PepsiCo Inc
2.250% due 03/19/25	10,000	9,902
2.625% due 03/19/27	120,000	119,398
2.875% due 10/15/49	20,000	18,587
Pfizer Inc 2.625% due 04/01/30	60,000	58,323
Philip Morris International Inc
2.500% due 08/22/22	90,000	90,442
2.500% due 11/02/22	80,000	80,365
4.500% due 03/20/42	30,000	30,176
Piedmont Healthcare Inc 2.864% due 01/01/52	55,000	45,097
Prime Security Services Borrower LLC 5.750% due 04/15/26 ~	50,000	51,065
Quanta Services Inc 2.350% due 01/15/32	90,000	78,281
Regeneron Pharmaceuticals Inc 1.750% due 09/15/30	600,000	521,454
Reynolds American Inc (United Kingdom)
5.850% due 08/15/45	50,000	51,618
6.150% due 09/15/43	30,000	31,818
S&P Global Inc 2.700% due 03/01/29 ~	2,000	79,550
Smithfield Foods Inc 3.000% due 10/15/30 ~	100,000	90,900
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	760,000	756,481 Value
Teva Pharmaceutical Finance Co LLC (Israel) 6.150% due 02/01/36	20,000	20,241
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.800% due 07/21/23	140,000	138,264
3.150% due 10/01/26	260,000	235,872
4.100% due 10/01/46	10,000	7,870
The Coca-Cola Co 2.500% due 03/15/51	20,000	16,777
3.375% due 03/25/27	90,000	92,197
The Procter & Gamble Co 2.800% due 03/25/27	10,000	10,017
Thermo Fisher Scientific Inc 2.000% due 10/15/31	85,000	76,421
Triton Container International Ltd (Bermuda) 2.050% due 04/15/26 ~	150,000	140,055
Tyson Foods Inc 3.550% due 06/02/27	75,000	75,712
United Rentals North America Inc
3.750% due 01/15/32	80,000	74,740
3.875% due 02/15/31	20,000	18,882
UnitedHealth Group Inc
2.000% due 05/15/30	250,000	230,410
2.300% due 05/15/31	20,000	18,811
2.375% due 10/15/22	10,000	10,050
3.500% due 06/15/23	20,000	20,268
3.750% due 07/15/25	80,000	82,344
3.875% due 08/15/59	50,000	51,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
4.250% due 06/15/48	$150,000	$164,769
4.450% due 12/15/48	10,000	11,315
Universal Health Services Inc 2.650% due 10/15/30 ~	50,000	45,464
University of Miami due 04/01/52 #	20,000	20,000
Utah Acquisition Sub Inc 3.950% due 06/15/26	105,000	104,345
Viatris Inc 3.850% due 06/22/40	60,000	52,050
West Virginia United Health System Obligated Group 3.129% due 06/01/50	55,000	46,670
Zimmer Biomet Holdings Inc 2.600% due 11/24/31	68,000	62,141
Zoetis Inc 2.000% due 05/15/30	900,000	808,179

		19,137,374

Energy - 4.7%

Apache Corp 4.250% due 01/15/44	170,000	149,143
4.750% due 04/15/43	40,000	37,886
5.100% due 09/01/40	70,000	70,664
5.250% due 02/01/42	10,000	9,996
5.350% due 07/01/49	70,000	67,503
Boardwalk Pipelines LP 4.450% due 07/15/27	85,000	86,896
BP Capital Markets America Inc
2.772% due 11/10/50	100,000	83,881
2.939% due 06/04/51	55,000	47,173
3.000% due 02/24/50	230,000	199,551
3.633% due 04/06/30	520,000	530,150
3.790% due 02/06/24	10,000	10,178
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	130,000	132,573
3.535% due 11/04/24	40,000	40,662
Cameron LNG LLC
2.902% due 07/15/31 ~	10,000	9,565
3.302% due 01/15/35 ~	230,000	216,741
Cheniere Energy Inc 4.625% due 10/15/28	30,000	30,139
Cheniere Energy Partners LP
3.250% due 01/31/32 ~	150,000	136,634
4.000% due 03/01/31	30,000	29,128
Chevron Corp 3.078% due 05/11/50	170,000	160,982
Chevron USA Inc 3.850% due 01/15/28	70,000	73,012
ConocoPhillips 6.500% due 02/01/39	10,000	13,414
Continental Resources Inc
2.268% due 11/15/26 ~	60,000	56,100
3.800% due 06/01/24	40,000	40,193
4.375% due 01/15/28	90,000	91,379
4.500% due 04/15/23	50,000	50,681
4.900% due 06/01/44	20,000	19,830
5.750% due 01/15/31 ~	430,000	470,988
Coterra Energy Inc
3.900% due 05/15/27 ~	285,000	287,583
4.375% due 03/15/29 ~	280,000	292,125
DCP Midstream Operating LP 6.450% due 11/03/36 ~	20,000	23,088
Devon Energy Corp
4.500% due 01/15/30	8,000	8,263
4.750% due 05/15/42	20,000	21,208
5.000% due 06/15/45	460,000	502,694
5.250% due 10/15/27	6,000	6,222
5.875% due 06/15/28	416,000	440,559
Diamondback Energy Inc
3.250% due 12/01/26	160,000	160,003
3.500% due 12/01/29	320,000	317,348

	Principal Amount	Value
Ecopetrol SA (Colombia)
4.625% due 11/02/31	$110,000	$99,705
5.875% due 05/28/45	220,000	193,153
Energy Transfer Operating LP
2.900% due 05/15/25	10,000	9,792
3.750% due 05/15/30	190,000	187,185
3.900% due 05/15/24	230,000	231,548
3.900% due 07/15/26	305,000	307,063
4.950% due 06/15/28	50,000	52,585
5.250% due 04/15/29	270,000	288,579
6.250% due 02/15/23	20,000	17,175
6.250% due 04/15/49	280,000	322,531
6.750% due 05/15/25	80,000	78,100
7.125% due 05/15/30	10,000	9,775
Enterprise Products Operating LLC
2.800% due 01/31/30	140,000	134,750
3.700% due 01/31/51	160,000	146,891
3.950% due 01/31/60	30,000	27,995
4.150% due 10/16/28	100,000	104,203
4.200% due 01/31/50	130,000	129,440
4.800% due 02/01/49	10,000	10,709
4.850% due 03/15/44	10,000	10,632
7.550% due 04/15/38	220,000	292,681
EOG Resources Inc
3.900% due 04/01/35	30,000	30,884
4.150% due 01/15/26	70,000	72,549
4.375% due 04/15/30	30,000	32,527
4.950% due 04/15/50	110,000	135,224
EQT Corp
3.625% due 05/15/31 ~	80,000	76,520
3.900% due 10/01/27	670,000	669,049
5.000% due 01/15/29	40,000	41,343
Exxon Mobil Corp
1.571% due 04/15/23	10,000	9,973
2.992% due 03/19/25	40,000	40,205
2.995% due 08/16/39	180,000	167,271
3.043% due 03/01/26	140,000	141,414
3.482% due 03/19/30	470,000	483,006
4.114% due 03/01/46	50,000	53,966
4.327% due 03/19/50	110,000	123,210
Flex Intermediate Holdco LLC
3.363% due 06/30/31 ~	45,000	41,884
4.317% due 12/30/39 ~	35,000	32,710
Gray Oak Pipeline LLC
2.600% due 10/15/25 ~	300,000	288,216
3.450% due 10/15/27 ~	125,000	120,659
HollyFrontier Corp
2.625% due 10/01/23	35,000	34,662
5.875% due 04/01/26	63,000	65,648
KazMunayGas National Co JSC (Kazakhstan) 5.375% due 04/24/30 ~	400,000	385,477
Kinder Morgan Energy Partners LP 5.500% due 03/01/44	10,000	10,909
Kinder Morgan Inc
4.300% due 06/01/25	50,000	51,408
4.300% due 03/01/28	170,000	176,498
5.050% due 02/15/46	30,000	31,893
5.200% due 03/01/48	110,000	119,899
5.550% due 06/01/45	30,000	33,637
MEG Energy Corp (Canada) 5.875% due 02/01/29 ~	10,000	10,157
Midwest Connector Capital Co LLC 3.900% due 04/01/24 ~	500,000	501,813
MPLX LP
4.500% due 04/15/38	465,000	476,251
4.700% due 04/15/48	60,000	60,629
4.800% due 02/15/29	250,000	266,445
NGPL PipeCo LLC 3.250% due 07/15/31 ~	50,000	46,756

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Occidental Petroleum Corp
3.000% due 02/15/27	$30,000	$29,388
3.200% due 08/15/26	60,000	59,046
4.100% due 02/15/47	160,000	148,320
4.200% due 03/15/48	10,000	9,368
4.400% due 04/15/46	20,000	19,038
4.625% due 06/15/45	50,000	48,608
5.550% due 03/15/26	90,000	95,506
6.450% due 09/15/36	310,000	364,746
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	955,000	998,877
5.500% due 06/10/51	160,000	137,523
6.900% due 03/19/49	230,000	228,890
Petroleos Mexicanos (Mexico) 6.875% due 08/04/26	220,000	230,425
Phillips 66 Partners LP 3.550% due 10/01/26	100,000	100,099
Pioneer Natural Resources Co
1.125% due 01/15/26	20,000	18,573
1.900% due 08/15/30	135,000	119,830
2.150% due 01/15/31	70,000	63,174
Qatar Energy (Qatar)
2.250% due 07/12/31 ~	280,000	258,293
3.125% due 07/12/41 ~	200,000	182,469
3.300% due 07/12/51 ~	200,000	184,151
Range Resources Corp
4.875% due 05/15/25	10,000	10,139
5.000% due 03/15/23	113,000	113,961
Reliance Industries Ltd (India) 3.625% due 01/12/52 ~	310,000	275,684
Sabine Pass Liquefaction LLC
5.625% due 03/01/25	200,000	211,590
Schlumberger Holdings Corp 4.000% due 12/21/25 ~	70,000	71,199
Shell International Finance BV (Netherlands)
2.750% due 04/06/30	20,000	19,424
2.875% due 05/10/26	50,000	50,154
3.125% due 11/07/49	50,000	45,684
3.250% due 04/06/50	190,000	179,058
4.375% due 05/11/45	280,000	303,296
4.550% due 08/12/43	50,000	55,776
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	290,000	297,953
Southwestern Energy Co
4.750% due 02/01/32	60,000	60,009
5.375% due 03/15/30	20,000	20,353
Targa Resources Corp due 02/01/33 #	20,000	20,210
Targa Resources Partners LP
4.000% due 01/15/32	10,000	9,650
4.875% due 02/01/31	40,000	40,454
5.000% due 01/15/28	30,000	30,450
5.500% due 03/01/30	20,000	20,796
5.875% due 04/15/26	20,000	20,639
6.500% due 07/15/27	10,000	10,538
6.875% due 01/15/29	10,000	10,747
Tennessee Gas Pipeline Co LLC 2.900% due 03/01/30 ~	200,000	187,887
The Williams Cos Inc
3.750% due 06/15/27	90,000	91,138
7.500% due 01/15/31	190,000	236,512
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	250,000	286,834
Venture Global Calcasieu Pass LLC 3.875% due 11/01/33 ~	70,000	67,053
Western Midstream Operating LP
2.621% (USD LIBOR + 1.850%) due 01/13/23 §	20,000	19,802
3.600% due 02/01/25	30,000	29,844
4.500% due 03/01/28	30,000	30,656
4.550% due 02/01/30	60,000	59,811

	Principal Amount	Value
4.650% due 07/01/26	$100,000	$102,626
5.300% due 03/01/48	897,000	889,721
5.500% due 08/15/48	60,000	59,358
5.750% due 02/01/50	50,000	48,843

		19,695,492

Financial - 12.6%

ABN AMRO Bank NV (Netherlands) 1.542% due 06/16/27 ~	200,000	183,673
AerCap Ireland Capital DAC (Ireland) 2.450% due 10/29/26	430,000	398,334
3.300% due 01/30/32	270,000	243,828
AIB Group PLC (Ireland) 4.263% due 04/10/25 ~	200,000	200,526
Air Lease Corp
3.000% due 09/15/23	555,000	552,917
3.375% due 07/01/25	30,000	29,602
American Campus Communities Operating Partnership LP REIT
2.250% due 01/15/29	40,000	36,610
American Express Co
2.550% due 03/04/27	75,000	73,015
American Homes 4 Rent LP REIT 4.250% due 02/15/28	100,000	101,679
American International Group Inc
3.750% due 07/10/25	350,000	356,024
4.375% due 06/30/50	140,000	154,021
American Tower Corp REIT
1.500% due 01/31/28	135,000	119,529
2.950% due 01/15/51	41,000	32,335
3.100% due 06/15/50	64,000	51,889
Athene Global Funding
2.500% due 01/14/25 ~	215,000	208,828
Atrium European Real Estate Ltd (Poland) 3.000% due 09/11/25 ~	EUR 800,000	873,787
Australia & New Zealand Banking Group Ltd (Australia) 4.400% due 05/19/26 ~	$205,000	209,028
Avolon Holdings Funding Ltd (Ireland) 2.125% due 02/21/26 ~	45,000	41,142
2.528% due 11/18/27 ~	1,273,000	1,126,770
4.250% due 04/15/26 ~	65,000	64,191
Banco Santander SA (Spain) 2.749% due 12/03/30	200,000	176,314
3.848% due 04/12/23	200,000	202,718
Bank of America Corp
2.572% due 10/20/32	225,000	204,802
2.592% due 04/29/31	1,330,000	1,229,292
2.676% due 06/19/41	420,000	355,944
2.972% due 02/04/33	100,000	93,807
3.004% due 12/20/23	155,000	155,450
3.419% due 12/20/28	203,000	201,100
3.500% due 04/19/26	110,000	111,469
3.550% due 03/05/24	90,000	90,557
3.593% due 07/21/28	100,000	100,309
3.705% due 04/24/28	190,000	191,459
3.974% due 02/07/30	240,000	244,146
4.083% due 03/20/51	80,000	83,172
4.200% due 08/26/24	350,000	358,692
4.250% due 10/22/26	1,310,000	1,349,909
4.330% due 03/15/50	20,000	21,544
4.450% due 03/03/26	90,000	93,167
Bank of Montreal (Canada)
1.850% due 05/01/25	100,000	96,178
3.803% due 12/15/32	60,000	59,376
Barclays PLC (United Kingdom) 3.650% due 03/16/25	200,000	200,945
4.972% due 05/16/29	200,000	209,508
5.088% due 06/20/30	500,000	519,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
7.250% due 03/15/23 ~	GBP 200,000	$270,289
7.750% due 09/15/23	$300,000	311,710
Berkshire Hathaway Finance Corp
3.850% due 03/15/52	50,000	51,193
4.250% due 01/15/49	120,000	132,012
BNP Paribas SA (France) 1.904% due 09/30/28 ~	900,000	807,115
2.159% due 09/15/29 ~	200,000	178,230
2.219% due 06/09/26 ~	200,000	190,341
2.824% due 01/26/41 ~	350,000	289,247
4.375% due 03/01/33 ~	250,000	248,395
4.705% due 01/10/25 ~	230,000	234,945
5.198% due 01/10/30 ~	200,000	213,548
BPCE SA (France) 1.652% due 10/06/26 ~	295,000	272,547
Brixmor Operating Partnership LP REIT
2.250% due 04/01/28	70,000	64,059
2.500% due 08/16/31	25,000	22,123
Brookfield Finance Inc (Canada) 3.500% due 03/30/51	115,000	102,631
Brown & Brown Inc 2.375% due 03/15/31	120,000	105,599
Capital One Financial Corp 3.800% due 01/31/28	100,000	100,770
Carlyle Finance LLC 5.650% due 09/15/48 ~	150,000	174,367
Citigroup Inc
2.750% due 04/25/22	300,000	300,140
3.057% due 01/25/33	40,000	37,416
3.785% due 03/17/33	180,000	178,643
3.875% due 03/26/25	455,000	461,436
4.075% due 04/23/29	150,000	153,036
4.400% due 06/10/25	170,000	175,074
4.412% due 03/31/31	545,000	566,821
5.300% due 05/06/44	52,000	59,378
5.500% due 09/13/25	1,110,000	1,186,228
5.950% due 01/30/23	300,000	303,930
5.950% due 05/15/25	90,000	91,849
6.675% due 09/13/43	70,000	92,391
8.125% due 07/15/39	220,000	334,115
Cooperatieve Rabobank UA (Netherlands) 4.375% due 08/04/25	920,000	935,753
Corebridge Financial Inc
due 04/05/27 #~	35,000	34,951
due 04/05/29 #~	25,000	24,977
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	250,000	247,445
Credit Suisse Group AG (Switzerland) 2.193% due 06/05/26 ~	250,000	235,038
3.091% due 05/14/32 ~	250,000	225,880
3.869% due 01/12/29 ~	300,000	293,167
4.194% due 04/01/31 ~	420,000	415,056
4.282% due 01/09/28 ~	250,000	249,999
Crown Castle International Corp REIT 3.100% due 11/15/29	100,000	94,875
CyrusOne LP REIT 1.450% due 01/22/27	EUR 100,000	114,393
Danske Bank AS (Denmark) due 04/01/28 # ~	$300,000	302,620
5.375% due 01/12/24 ~	750,000	773,616
Deutsche Bank AG (Germany)
1.738% (USD LIBOR + 1.230%) due 02/27/23 §	300,000	301,645
2.625% due 12/16/24 ~	GBP 200,000	258,836
3.961% due 11/26/25	$300,000	300,044
Diversified Healthcare Trust REIT 9.750% due 06/15/25	600,000	632,226
Empower Finance LP (Canada) 3.075% due 09/17/51 ~	115,000	97,882

	Principal Amount	Value
Equinix Inc REIT 2.000% due 05/15/28	$109,000	$98,441
F&G Global Funding 1.750% due 06/30/26 ~	45,000	41,893
Goodman US Finance Three LLC REIT (Australia) 3.700% due 03/15/28 ~	200,000	199,953
Healthcare Trust of America Holdings LP REIT 2.000% due 03/15/31	200,000	173,354
Healthpeak Properties Inc REIT 2.125% due 12/01/28	79,000	72,717
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	200,000	202,021
HSBC Holdings PLC (United Kingdom)
2.871% due 11/22/32	200,000	182,045
4.762% due 03/29/33	210,000	216,046
4.950% due 03/31/30	600,000	641,959
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	800,000	839,848
ING Groep NV (Netherlands) 4.625% due 01/06/26 ~	700,000	724,178
International Lease Finance Corp 5.875% due 08/15/22	150,000	151,864
Intesa Sanpaolo SPA (Italy)
3.375% due 01/12/23 ~	220,000	220,550 373,197
5.017% due 06/26/24 ~	370,000
JPMorgan Chase & Co
2.083% due 04/22/26	1,020,000	985,057
2.522% due 04/22/31	590,000	547,632
2.595% due 02/24/26	300,000	294,426
2.947% due 02/24/28	300,000	293,103
3.109% due 04/22/51	300,000	266,924
3.509% due 01/23/29	150,000	149,466
4.203% due 07/23/29	170,000	176,011
4.452% due 12/05/29	70,000	73,054
4.950% due 06/01/45	50,000	56,789
Jyske Realkredit AS (Denmark) 1.500% due 10/01/53	DKK 896,268	120,216
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	$30,000	34,323
Life Storage LP REIT 2.400% due 10/15/31	75,000	66,223
Lloyds Banking Group PLC (United Kingdom) 1.535% (AUD Bank Bill + 1.400%) due 03/07/25 §	AUD 800,000	602,105
4.375% due 03/22/28	$700,000	716,366
Macquarie Group Ltd (Australia) 1.340% due 01/12/27 ~	185,000	168,782
Mastercard Inc 3.850% due 03/26/50	110,000	116,766
Mizuho Financial Group Inc (Japan) 3.261% due 05/22/30	300,000	291,153
Morgan Stanley
2.188% due 04/28/26	430,000	415,799
2.699% due 01/22/31	80,000	75,164
3.622% due 04/01/31	690,000	687,299
3.737% due 04/24/24	100,000	101,047
3.772% due 01/24/29	10,000	10,087
4.431% due 01/23/30	10,000	10,467
4.457% due 04/22/39	150,000	162,271
MPT Operating Partnership LP REIT
2.550% due 12/05/23	GBP 700,000	910,672
3.500% due 03/15/31	$10,000	9,304
National Retail Properties Inc REIT 3.500% due 10/15/27	200,000	199,464
NatWest Group PLC (United Kingdom) 4.445% due 05/08/30	200,000	205,502
New York Life Global Funding 0.950% due 06/24/25 ~	40,000	37,389
New York Life Insurance Co 3.750% due 05/15/50 ~	150,000	146,060

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Nordea Bank Abp (Finland) 1.000% due 06/09/23 ~	$200,000	$196,032
Northwestern Mutual Global Funding 1.700% due 06/01/28 ~	50,000	45,864
Nykredit Realkredit AS (Denmark) 1.500% due 10/01/53 ~	DKK 1,198,550	158,112
Office Properties Income Trust REIT
2.400% due 02/01/27	$90,000	80,191
4.500% due 02/01/25	50,000	49,951
Omega Healthcare Investors Inc REIT 3.375% due 02/01/31	900,000	825,800
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	4,000	4,026
Physicians Realty LP REIT 2.625% due 11/01/31	30,000	27,118
Principal Life Global Funding II 1.250% due 06/23/25 ~	20,000	18,777
Public Storage REIT
1.950% due 11/09/28	38,000	35,244
2.250% due 11/09/31	32,000	29,300
RGA Global Funding 2.000% due 11/30/26 ~	300,000	284,815
Royal Bank of Canada (Canada)
1.150% due 06/10/25	130,000	122,830
1.600% due 04/17/23	90,000	89,598
Sabra Health Care LP REIT 3.200% due 12/01/31	50,000	44,704
Santander Holdings USA Inc
3.450% due 06/02/25	700,000	695,738
4.500% due 07/17/25	330,000	337,649
Scentre Group Trust 1 REIT (Australia) 3.625% due 01/28/26 ~	220,000	221,231
Skandinaviska Enskilda Banken AB (Sweden) 5.625% due 05/13/22 ~	400,000	401,958
Societe Generale SA (France) 1.792% due 06/09/27 ~	300,000	270,743
4.250% due 04/14/25 ~	200,000	199,062
Spirit Realty LP REIT 3.400% due 01/15/30	800,000	774,761
Standard Chartered PLC (United Kingdom) 1.148% (SOFR + 0.930%) due 11/23/25 ~ §	300,000	296,726
1.456% due 01/14/27 ~	500,000	455,288
Sumitomo Mitsui Financial Group Inc (Japan) 2.472% due 01/14/29	300,000	279,283
Teachers Insurance & Annuity Association of America
3.300% due 05/15/50 ~	50,000	44,464
4.900% due 09/15/44 ~	40,000	44,257
6.850% due 12/16/39 ~	18,000	23,670
The Bank of New York Mellon Corp 1.600% due 04/24/25	30,000	28,941
The Goldman Sachs Group Inc
1.948% due 10/21/27	50,000	46,537
2.383% due 07/21/32	80,000	71,000
2.640% due 02/24/28	70,000	67,004
3.200% due 02/23/23	60,000	60,558
3.615% due 03/15/28	50,000	49,992
3.850% due 07/08/24	160,000	163,004
4.017% due 10/31/38	120,000	121,653
4.223% due 05/01/29	470,000	481,691
4.250% due 10/21/25	1,205,000	1,235,656
5.150% due 05/22/45	420,000	471,109
6.250% due 02/01/41	190,000	246,124
The Norinchukin Bank (Japan) 2.080% due 09/22/31 ~	300,000	269,715
The Toronto-Dominion Bank (Canada) 1.150% due 06/12/25	470,000	444,079

	Principal Amount	Value
UBS Group AG (Switzerland) 1.494% due 08/10/27 ~	$200,000	$181,825
3.491% due 05/23/23 ~	260,000	260,390
4.125% due 09/24/25 ~	280,000	285,469
7.000% due 01/31/24 ~	450,000	469,802
UDR Inc REIT
1.900% due 03/15/33	30,000	25,127
2.100% due 08/01/32	200,000	172,749
Visa Inc
3.150% due 12/14/25	80,000	80,978
4.300% due 12/14/45	250,000	281,372
Wells Fargo & Co
2.188% due 04/30/26	80,000	77,225
2.393% due 06/02/28	900,000	852,066
2.879% due 10/30/30	110,000	104,669
3.000% due 10/23/26	890,000	878,566
3.350% due 03/02/33	50,000	48,647
3.584% due 05/22/28	100,000	99,965
3.750% due 01/24/24	50,000	50,932
4.400% due 06/14/46	30,000	31,231
4.478% due 04/04/31	1,240,000	1,314,681
4.750% due 12/07/46	110,000	120,042
4.900% due 11/17/45	50,000	55,397
5.013% due 04/04/51	720,000	858,293
5.375% due 11/02/43	80,000	93,141
5.606% due 01/15/44	400,000	477,841
Westpac Banking Corp (Australia) 3.133% due 11/18/41	53,000	45,588
WP Carey Inc REIT
2.250% due 04/01/33	55,000	47,079
2.400% due 02/01/31	75,000	67,703

		53,517,107

Industrial - 1.6%

3M Co
2.375% due 08/26/29	60,000	57,128
3.050% due 04/15/30	10,000	9,955
3.700% due 04/15/50	330,000	334,568
Ball Corp 3.125% due 09/15/31	80,000	71,672
Builders FirstSource Inc 4.250% due 02/01/32 ~	10,000	9,328
Carrier Global Corp
2.700% due 02/15/31	10,000	9,346
2.722% due 02/15/30	10,000	9,410
3.577% due 04/05/50	10,000	9,184
CSX Corp 3.800% due 11/01/46	70,000	69,953
Deere & Co
3.100% due 04/15/30	20,000	20,055
3.750% due 04/15/50	60,000	63,725
Eaton Corp
2.750% due 11/02/22	130,000	130,748
4.150% due 11/02/42	20,000	20,863
General Dynamics Corp
3.500% due 05/15/25	10,000	10,185
4.250% due 04/01/40	10,000	10,949
4.250% due 04/01/50	30,000	33,856
General Electric Co 6.750% due 03/15/32	17,000	21,461
GFL Environmental Inc (Canada) 4.250% due 06/01/25 ~	30,000	29,848
Graphic Packaging International LLC 1.512% due 04/15/26 ~	95,000	87,383
Kansas City Southern 4.700% due 05/01/48	47,000	52,034
L3Harris Technologies Inc 1.800% due 01/15/31	80,000	69,614
5.054% due 04/27/45	40,000	45,372

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Lockheed Martin Corp
3.100% due 01/15/23	$20,000	$20,179
3.550% due 01/15/26	70,000	71,739
4.500% due 05/15/36	30,000	33,180
Masco Corp 2.000% due 10/01/30	125,000	108,403
Norfolk Southern Corp 3.050% due 05/15/50	80,000	71,489
Northrop Grumman Corp
2.930% due 01/15/25	40,000	40,124
3.250% due 01/15/28	360,000	360,672
5.250% due 05/01/50	180,000	225,213
Otis Worldwide Corp
2.056% due 04/05/25	30,000	29,238
3.112% due 02/15/40	85,000	75,012
Raytheon Technologies Corp
3.750% due 11/01/46	95,000	93,793
3.950% due 08/16/25	60,000	61,939
4.125% due 11/16/28	180,000	188,415
4.500% due 06/01/42	60,000	66,401
Republic Services Inc 2.500% due 08/15/24	50,000	49,510
TD SYNNEX Corp 2.650% due 08/09/31 ~	400,000	344,204
Textron Inc 2.450% due 03/15/31	700,000	634,843
The Boeing Co
1.433% due 02/04/24	90,000	87,102
2.196% due 02/04/26	70,000	66,257
2.700% due 02/01/27	30,000	28,821
2.800% due 03/01/27	30,000	28,750
3.100% due 05/01/26	465,000	457,494
3.200% due 03/01/29	90,000	85,871
3.250% due 02/01/35	290,000	259,483
3.550% due 03/01/38	20,000	17,620
3.750% due 02/01/50	600,000	536,136
5.150% due 05/01/30	770,000	822,358
Union Pacific Corp
2.150% due 02/05/27	50,000	48,139
2.400% due 02/05/30	230,000	217,947
3.750% due 07/15/25	70,000	71,791
3.750% due 02/05/70	70,000	68,539
3.839% due 03/20/60	130,000	131,153
Vertiv Group Corp 4.125% due 11/15/28 ~	30,000	27,414

		6,605,866

Technology - 1.3%

Activision Blizzard Inc 1.350% due 09/15/30	58,000	50,349
Advanced Micro Devices Inc 2.375% due 06/01/30	153,000	142,343
Analog Devices Inc 2.800% due 10/01/41	20,000	18,017
Apple Inc
2.450% due 08/04/26	250,000	247,214
3.450% due 02/09/45	140,000	139,473
Broadcom Inc
2.450% due 02/15/31 ~	500,000	446,801
3.137% due 11/15/35 ~	510,000	450,374
3.187% due 11/15/36 ~	26,000	22,625
3.469% due 04/15/34 ~	300,000	278,466
CGI Inc (Canada)
1.450% due 09/14/26 ~	300,000	276,048
2.300% due 09/14/31 ~	90,000	78,647
Dell International LLC 6.200% due 07/15/30	60,000	68,507
Intel Corp
1.600% due 08/12/28	130,000	118,748
3.050% due 08/12/51	60,000	53,616

	Principal Amount	Value
3.700% due 07/29/25	$50,000	$51,245
4.750% due 03/25/50	50,000	58,494
KLA Corp 3.300% due 03/01/50	50,000	47,307
Leidos Inc 2.300% due 02/15/31	35,000	30,407
Microchip Technology Inc
0.972% due 02/15/24	120,000	115,090
0.983% due 09/01/24 ~	90,000	85,287
Microsoft Corp
2.525% due 06/01/50	510,000	441,848
2.675% due 06/01/60	5,000	4,328
2.921% due 03/17/52	10,000	9,412
3.041% due 03/17/62	25,000	23,434
3.300% due 02/06/27	130,000	133,496
3.450% due 08/08/36	10,000	10,424
NVIDIA Corp
2.850% due 04/01/30	30,000	29,553
3.500% due 04/01/40	70,000	70,672
3.500% due 04/01/50	470,000	476,480
3.700% due 04/01/60	40,000	40,710
NXP BV (China) 2.500% due 05/11/31 ~	85,000	76,474
3.250% due 05/11/41 ~	90,000	79,609
Oracle Corp
1.650% due 03/25/26	210,000	196,100
2.875% due 03/25/31	340,000	310,535
2.950% due 04/01/30	20,000	18,475
Renesas Electronics Corp (Japan) 1.543% due 11/26/24 ~	300,000	285,927
Roper Technologies Inc 1.750% due 02/15/31	100,000	86,518
Texas Instruments Inc 1.750% due 05/04/30	20,000	18,224
VMware Inc
1.400% due 08/15/26	100,000	91,953
4.700% due 05/15/30	165,000	174,824
Workday Inc
due 04/01/27 #	102,000	102,043
due 04/01/29 #	50,000	50,157
due 04/01/32 #	80,000	79,947

		5,590,201

Utilities - 1.1%

Alabama Power Co 1.450% due 09/15/30	400,000	347,381
Alexander Funding Trust 1.841% due 11/15/23 ~	200,000	193,969
Atmos Energy Corp 2.850% due 02/15/52	60,000	51,146
Berkshire Hathaway Energy Co 2.850% due 05/15/51	100,000	85,126
Consolidated Edison Co of New York Inc
3.350% due 04/01/30	20,000	19,959
3.950% due 04/01/50	10,000	10,327
Constellation Energy Generation LLC 3.250% due 06/01/25	300,000	299,073
Consumers Energy Co 3.250% due 08/15/46	45,000	41,569
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	71,019
Duke Energy Ohio Inc 3.650% due 02/01/29	20,000	20,357
Edison International 5.750% due 06/15/27	70,000	75,094
Emera US Finance LP (Canada) 4.750% due 06/15/46	100,000	104,633
Entergy Arkansas LLC
2.650% due 06/15/51	45,000	36,873
3.050% due 06/01/23	300,000	299,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Entergy Louisiana LLC 2.900% due 03/15/51	$50,000	$43,340
Evergy Inc 2.900% due 09/15/29	130,000	124,395
Fells Point Funding Trust 3.046% due 01/31/27 ~	135,000	129,635
Fortis Inc (Canada) 3.055% due 10/04/26	135,000	133,633
Indiana Michigan Power Co 3.250% due 05/01/51	45,000	40,339
ITC Holdings Corp 2.950% due 05/14/30 ~	65,000	61,660
New York State Electric & Gas Corp 2.150% due 10/01/31 ~	300,000	266,658
NRG Energy Inc
2.000% due 12/02/25 ~	80,000	75,321
2.450% due 12/02/27 ~	90,000	83,169
OGE Energy Corp 0.703% due 05/26/23	35,000	34,302
Oklahoma Gas and Electric Co 0.553% due 05/26/23	45,000	44,049
Pacific Gas and Electric Co
1.367% due 03/10/23	85,000	83,546
1.700% due 11/15/23	345,000	336,491
1.750% due 06/16/22	80,000	79,918
2.100% due 08/01/27	20,000	18,004
2.500% due 02/01/31	30,000	25,920
2.950% due 03/01/26	50,000	47,576
3.150% due 01/01/26	200,000	192,824
3.250% due 02/16/24	115,000	114,542
3.300% due 08/01/40	10,000	8,206
3.450% due 07/01/25	85,000	83,007
3.500% due 08/01/50	20,000	16,158
3.750% due 08/15/42	33,000	26,970
PacifiCorp 4.150% due 02/15/50	80,000	83,678
Southern California Edison Co
1.200% due 02/01/26	95,000	87,513
3.700% due 08/01/25	300,000	305,237
4.125% due 03/01/48	60,000	59,279
Southern Power Co 5.150% due 09/15/41	70,000	74,534
Union Electric Co due 04/01/52 #	51,000	52,829
Virginia Electric and Power Co 6.350% due 11/30/37	160,000	205,694

		4,594,852

Total Corporate Bonds & Notes (Cost $153,802,444)		145,483,422

SENIOR LOAN NOTES - 3.6%

Basic Materials - 0.1%

Asplundh Tree Expert LLC Term B 2.207% (USD LIBOR + 1.750%) due 09/04/27 §	217,144	215,190
INEOS US Petrochem LLC Term B 3.250% (USD LIBOR + 2.750%) due 01/29/26 §	69,425	68,225

		283,415

	Principal Amount	Value

Communications - 0.4%

Altice France SA Term B-12 (France) 3.927% (USD LIBOR + 3.688%) due 01/31/26 §	$238,472	$231,020
Charter Communications Operating LLC
Term B-1 2.210% (USD LIBOR + 1.750%) due 04/30/25 §	214,624	214,054
Term B-2 2.210% (USD LIBOR + 1.750%) due 02/01/27 §	197,720	196,298
CSC Holdings LLC
Term B 2.647% (USD LIBOR + 2.250%) due 01/15/26 §	49,616	48,815
Term B-5 2.897% (USD LIBOR + 2.500%) due 04/15/27 §	29,400	28,952
Delta Topco Inc Term B
4.500% (USD LIBOR + 3.750%) due 12/01/27 §	29,700	29,270
Level 3 Financing Inc Term B 1.959% (USD LIBOR + 1.750%) due 03/01/27 §	183,972	180,835
Nexstar Media Inc Term B-4 2.731% (USD LIBOR + 2.500%) due 09/19/26 §	233,922
		233,288
Terrier Media Buyer Inc Term B
3.957% (USD LIBOR + 3.500%) due 12/17/26 §	246,875	243,502
Virgin Media Bristol LLC Term N
2.897% (USD LIBOR + 2.500%) due 01/31/28 §	210,000	207,605
Zayo Group Holdings Inc Term B 3.457% (USD LIBOR + 3.000%) due 03/09/27 §	90,000	87,694
Ziggo Financing Partnership Term I (Netherlands) 2.897% (USD LIBOR + 2.500%) due 04/30/28 §	99,750	98,332

		1,799,665

Consumer, Cyclical - 0.7%

Air Canada Term B (Canada) 4.250% (USD LIBOR + 3.500%) due 08/11/28 §	110,000	108,983
Alterra Mountain Co Term B 4.000% (USD LIBOR + 3.500%) due 08/17/28 §	77,590	76,959
Caesars Resort Collection LLC Term B-1 3.957% (USD LIBOR + 3.500%) due 07/20/25 §	68,950	68,663
Clarios Global LP Term B 3.707% (USD LIBOR + 3.250%) due 04/30/26 §	163,011	161,279
Great Outdoors Group LLC Term B-2 4.500% (USD LIBOR + 3.750%) due 03/05/28 §	49,377	49,261
GVC Holdings Gibraltar Ltd Term B-4 (United Kingdom) 3.743% (USD LIBOR + 2.250%) due 03/16/27 §	69,475	68,708
Harbor Freight Tools USA Inc Term B 3.250% (USD LIBOR + 2.750%) due 10/19/27 §	118,599	116,351
Hilton Worldwide Finance LLC Term B-2 2.207% (USD LIBOR + 1.750%) due 06/21/26 §	240,000	237,683

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
IRB Holding Corp Term B 3.756% (USD LIBOR + 2.750%) due 02/05/25 §	$246,787	$244,936
Nascar Holdings LLC Term B 2.957% (USD LIBOR + 2.500%) due 10/18/26 §	189,489	188,541
PCI Gaming Authority Term B 2.957% (USD LIBOR + 2.500%) due 05/31/26 §	32,362	32,151
Petco Health & Wellness Co Inc Term B 4.256% (USD LIBOR + 3.250%) due 03/04/28 §	153,052	151,770
PetSmart LLC Term B 4.500% (USD LIBOR + 3.750%) due 02/12/28 §	248,750	248,004
Scientific Games International Inc Term B-5 3.207% (USD LIBOR + 2.750%) due 08/14/24 §	298,157	297,081
Station Casinos LLC Term B-1 2.710% (USD LIBOR + 2.250%) due 02/08/27 §	118,747	117,337
The Michaels Cos Inc 5.526% (USD LIBOR + 4.250%) due 04/15/28 §	225	211
UFC Holdings LLC Term B-3 3.500% (USD LIBOR + 2.750%) due 04/29/26 §	225,708	223,639
United Airlines Inc Term B 4.500% (USD LIBOR + 3.750%) due 04/21/28 §	217,800	215,622
Whatabrands LLC Term B 3.750% (USD LIBOR + 3.250%) due 08/03/28 §	299,250	296,033

		2,903,212

Consumer, Non-cyclical - 0.9%

AlixPartners LLP Term B 3.250% (USD LIBOR + 2.750%) due 02/04/28 §	247,500	244,277
Allied Universal Holdco LLC Term B 4.250% (USD LIBOR + 3.750%) due 05/14/28 §	295,418	291,135
APi Group DE Inc Term B 2.957% (USD LIBOR + 2.500%) due 10/01/26 §	226,974	224,491
Belron Finance US LLC Term B 2.688% (USD LIBOR + 2.250%) due 11/13/25 §	346,419	344,399
Eyecare Partners LLC 4.756% (USD LIBOR + 3.750%) due 02/20/27 §	49,075	48,543
Froneri US Inc Term B (United Kingdom) 2.707% (USD LIBOR + 2.250%) due 01/31/27 §	207,066	203,804
Gainwell Acquisition Corp Term B 5.006% (USD LIBOR + 4.000%) due 10/01/27 §	187,540	186,837
Garda World Security Corp Term B (Canada) 4.710% (USD LIBOR + 4.250%) due 10/30/26 §	34,353	34,096
Global Medical Response Inc Term B 5.250% (USD LIBOR + 4.250%) due 10/02/25 §	329,809	328,160
Horizon Therapeutics USA Inc Term B-2 2.250% (USD LIBOR + 1.750%) due 03/15/28 §	232,650	230,731
ICON Luxembourg SARL Term B (Luxembourg) 3.313% (USD LIBOR + 2.250%) due 07/01/28 §	191,077	190,241

	Principal Amount	Value
Jazz Financing Lux Sarl Term B 4.000% (USD LIBOR + 3.500%) due 05/05/28 §	$307,675	$307,013
Mozart Borrower LP Term B 3.750% (USD LIBOR + 3.250%) due 10/21/28 §	230,000	227,843
Phoenix Guarantor Inc Term B
3.707% (USD LIBOR + 3.250%) due 03/05/26 §	222,451	220,107
3.947% (USD LIBOR + 3.500%) due 03/05/26 §	79,200	78,365
Phoenix Newco Inc 4.000% (USD LIBOR + 3.500%) due 11/15/28 §	70,000	69,557
PRA Health Sciences Inc Term B 3.313% (USD LIBOR + 2.250%) due 07/01/28 §	47,607	47,399
Prime Security Services Borrower LLC Term B-1 3.500% (USD LIBOR + 2.750%) due 09/23/26 §	230,106	228,651
Sotera Health Holdings LLC 3.250% (USD LIBOR + 2.750%) due 12/13/26 §	190,000	188,219
Triton Water Holdings Inc Term B 4.506% (USD LIBOR + 3.500%) due 03/31/28 §	228,275	223,210
Verscend Holding Corp Term B 4.457% (USD LIBOR + 4.000%) due 08/27/25 §	58,922	58,848

		3,975,926

Diversified - 0.0%

First Eagle Holdings Inc Term B 3.506% (USD LIBOR + 2.500%) due 02/02/27 §	28,123	27,684

Financial - 0.6%

AmWINS Group Inc Term B 3.000% (USD LIBOR + 2.250%) due 02/19/28 §	217,251	214,060
Asurion LLC
Term B-7 3.457% (USD LIBOR + 3.000%) due 11/03/24 §	146,021	144,347
Term B-8 3.707% (USD LIBOR + 3.250%) due 12/23/26 §	196,899	192,908
Term B-9 3.707% (USD LIBOR + 3.250%) due 07/31/27 §	59,400	58,274
Avolon (US) LLC Term B-5 (Ireland) 2.750% (USD LIBOR + 2.250%) due 12/01/27 §	49,375	49,005
Castlelake Aviation One DAC Term B 3.576% (USD LIBOR + 2.750%) due 10/22/26 §	318,400	310,838
Citadel Securities LP Term B 2.813% (USD LIBOR + 2.500%) due 02/02/28 §	232,279	231,304
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	226,469	225,818
FleetCor Technologies Operating Co LLC Term B-4 2.207% (USD LIBOR + 1.750%) due 04/30/28 §	129,026	127,159

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Focus Financial Partners LLC Term B-3 2.457% (USD LIBOR + 2.000%) due 07/03/24 §	$77,901	$76,873
Hudson River Trading LLC Term B 3.313% (SOFR + 3.114%) due 03/18/28 §	69,300	68,369
Jane Street Group LLC Term B 3.207% (USD LIBOR + 2.750%) due 01/26/28 §	196,564	194,451
Setanta Aircraft Leasing DAC Term B (Ireland) 3.006% (USD LIBOR + 2.000%) due 11/05/28 §	270,000	266,577
The Edelman Financial Engines Center LLC Term B 4.250% (USD LIBOR + 3.500%) due 04/07/28 §	58,210	57,646
VFH Parent LLC Term B 3.500% (SOFR + 3.000%) due 01/13/29 §	90,000	89,288
Zebra Buyer LLC Term B 4.313% (USD LIBOR + 3.250%) due 11/02/28 §	129,000	128,387

		2,435,304

Industrial - 0.5%

Ali Group North America Corp Term B due 12/20/28 ∞	240,000	235,950
Berry Global Inc Term Z 2.071% (USD LIBOR + 1.750%) due 07/01/26 §	104,552	103,216
Brookfield WEC Holdings Inc 3.250% (USD LIBOR + 2.750%) due 08/01/25 §	39,500	38,856
Brown Group Holding LLC Term B 3.506% (USD LIBOR + 2.500%) due 06/07/28 §	149,197	146,881
Energizer Holdings Inc 2.750% (USD LIBOR + 2.250%) due 12/22/27 §	39,600	38,857
Genesee & Wyoming Inc 3.006% (USD LIBOR + 2.000%) due 12/30/26 §	379,442	375,932
Hunter Douglas Inc Term B (Netherlands) 4.000% (SOFR + 3.500%) due 02/25/29 §	350,000	343,729
II-VI Inc Term B due 12/08/28 ∞	120,000	118,700
Quikrete Holdings Inc Term B 3.082% (USD LIBOR + 2.625%) due 01/31/27 §	246,843	241,201
Term B-1 due 06/11/28 ∞	120,000	118,042
TransDigm Inc Term F 2.707% (USD LIBOR + 2.250%) due 12/09/25 §	9,874	9,709
XPO Logistics Inc Term B 1.992% (USD LIBOR + 1.750%) due 02/23/25 §	215,000	213,138

		1,984,211

Technology - 0.4%

AthenaHealth Group Inc Term B 4.000% (SOFR + 3.500%) due 02/15/29 § f	400,000	396,625
Cloudera Inc Term B
4.250% (USD LIBOR + 3.750%) due 10/08/28 ± §	90,000	89,212

	Principal Amount	Value
Dcert Buyer Inc
4.457% (USD LIBOR + 4.000%) due 10/16/26 §	$206,096	$204,974
Magenta Buyer LLC
5.750% (USD LIBOR + 5.000%) due 07/27/28 §	399,000	396,132
Peraton Corp Term B
4.500% (USD LIBOR + 3.750%) due 02/01/28 §	174,980	173,793
Rackspace Technology Global Inc Term B
3.500% (USD LIBOR + 2.750%) due 02/09/28 §	99,000	97,205
RealPage Inc Term B
3.750% (USD LIBOR + 3.250%) due 04/22/28 §	268,650	266,031

		1,623,972

Total Senior Loan Notes (Cost $15,144,186)		15,033,389

MORTGAGE-BACKED SECURITIES - 33.9%

Collateralized Mortgage Obligations - Commercial - 4.9%

1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	900,000	904,040
ACRE Commercial Mortgage Ltd (Cayman) 1.298% (USD LIBOR + 0.830%) due 12/18/37 ~ §	360,778	358,084
1.868% (USD LIBOR + 1.400%) due 12/18/37 ~ §	180,000	177,527
AREIT Trust 2.784% (SOFR + 2.734%) due 04/15/37 ~ §	92,090	91,991
Ashford Hospitality Trust 1.397% (USD LIBOR + 1.000%) due 06/15/35 ~ §	600,000	595,293
BAMLL Re-REMIC Trust 2.055% due 11/26/47 ~ §	190,000	180,333
6.026% due 08/10/45 ~ §	1,624,540	666,061
BBCMS Trust (IO) 1.305% due 07/15/54 §	1,942,712	169,319
Benchmark Mortgage Trust
2.669% due 12/15/54	150,000	141,967
3.458% due 03/15/55	300,000	303,459
Benchmark Mortgage Trust (IO) 1.259% due 08/15/57 §	2,149,064	131,130
1.622% due 10/15/53 §	1,632,612	152,920
BPR Trust 1.804% (USD LIBOR + 1.250%) due 02/15/29 ~ §	320,000	318,000
BX Commercial Mortgage Trust
2.447% (USD LIBOR + 2.050%) due 11/15/35 ~ §	98,000	97,397
2.505% (USD LIBOR + 1.951%) due 03/15/37 ~ §	572,543	564,501
3.667% due 03/11/44 ~ §	230,000	207,167
Citigroup Commercial Mortgage Trust
3.778% due 09/10/58	700,000	709,295
Commercial Mortgage Trust
2.398% due 01/10/38 ~ §	300,000	273,900
3.545% due 02/10/36 ~	1,000,000	983,180
4.441% due 02/10/48 §	90,000	86,282
CSMC Trust
2.257% due 08/15/37 ~	978,834	931,880
4.024% (USD LIBOR + 3.024%) due 12/15/22 ~ §	430,000	429,413
4.293% (USD LIBOR + 3.739%) due 09/16/25 ~ §	560,000	558,834
4.373% due 09/15/37 ~	830,000	652,045
DBGS Mortgage Trust
3.843% due 04/10/37 ~	900,000	902,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Fannie Mae
1.764% due 11/25/31 §	$300,000	$270,485
3.273% due 02/25/29	30,000	30,766
3.610% due 02/25/31	70,000	74,111
3.700% due 01/25/36	100,000	106,821
Fannie Mae (IO) 2.358% due 01/25/31 §	4,999,746	615,494
FHLMC Multifamily Structured Pass-Through Certificates (IO) 1.195% due 11/25/30 §	3,235,000
		287,303
1.211% due 10/25/30 §	2,700,000	240,367
1.364% due 12/25/29	1,490,000	116,857
Freddie Mac Multiclass Certificates (IO) 2.608% due 10/27/28 §	2,670,000	368,357
Freddie Mac Multifamily Structured Credit Risk 1.899% (SOFR + 1.800%) due 07/25/41 ~ §	372,091	354,805
Freddie Mac Multifamily WI Certificates
1.981% due 02/25/32	400,000	368,492
2.400% due 05/25/32	400,000	381,888
FREMF Mortgage Trust
2.391% (USD LIBOR + 2.150%) due 01/25/26 ~ §	121,578	120,933
3.576% due 01/25/26 ~ §	350,000	335,769
3.880% due 01/25/50 ~ §	415,000	419,187
3.934% due 12/25/46 ~ §	300,000	302,380
FRR Re-REMIC Trust 0.422% due 10/27/46 ~ §	100,000	95,898
Government National Mortgage Association 2.763% due 11/16/47 §	46,926	45,746
Government National Mortgage Association (IO)
0.334% due 01/16/53 §	4,137,515	43,869
0.525% due 04/16/47 §	2,527,959	39,288
0.640% due 02/16/61 §	697,892	45,690
GS Mortgage Securities Trust 2.104% (USD LIBOR + 1.550%) due 09/15/31 ~ §	1,051,967	952,463
JP Morgan Chase Commercial Mortgage Securities Trust
3.431% (USD LIBOR + 3.000%) due 01/16/37 ~ §	161,311	155,821
4.431% (USD LIBOR + 4.000%) due 01/16/37 ~ §	255,000	243,128
4.804% (USD LIBOR + 4.250%) due 12/15/36 ~ §	280,000	253,352
7.304% (USD LIBOR + 6.750%) due 12/15/36 ~ §	280,000	240,165
JPMDB Commercial Mortgage Securities Trust 4.009% due 03/15/50 §	180,000	174,471
MF1 Ltd (Cayman) 2.466% (SOFR + 2.164%) due 07/15/35 ~ §	233,392	233,800
MHC Trust 1.404% (USD LIBOR + 0.850%) due 05/15/23 ~ §	620,000	608,890
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	22,799	11,212
Morgan Stanley Capital I Trust 2.509% due 04/05/42 ~ §	400,000	370,703
PFP Ltd (Cayman) 1.831% (USD LIBOR + 1.400%) due 04/14/38 ~ §	261,987	255,705
SLG Office Trust 2.585% due 07/15/41 ~	235,000	218,970
VASA Trust 1.454% (USD LIBOR + 0.900%) due 07/15/39 ~ §	610,000	597,830
VLS Commercial Mortgage Trust 2.453% due 10/10/42 ~	390,000	344,895
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 ~ §	78,702	77,986

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust 1.547% (USD LIBOR + 1.150%) due 02/15/40 ~ §	$199,985	$198,373
Wells Fargo Commercial Mortgage Trust (IO) 1.179% due 03/15/50 §	4,086,294	194,765
1.555% due 08/15/54 §	1,295,514	138,200
WFRBS Commercial Mortgage Trust 3.841% due 06/15/46 §	240,000	238,859

		20,760,573

Collateralized Mortgage Obligations - Residential - 8.1%

Ajax Mortgage Loan Trust 2.239% due 06/25/66 ~	258,708	248,999
Alternative Loan Trust
0.797% (USD LIBOR + 0.340%) due 07/25/46 ± § Ω	614	—
0.877% (USD LIBOR + 0.420%) due 05/25/35 §	181,933	174,180
2.609% due 06/25/37 §	51,349	46,190
American Home Mortgage Investment Trust 6.700% due 06/25/36	1,313,206	284,367
Anchor Mortgage Trust 2.600% due 10/25/26 ~	340,000	331,622
Banc of America Funding Trust 2.731% due 05/25/35 §	9,458	9,657
Bayview Financing Trust 3.450% (USD LIBOR + 3.000%) due 11/10/22 ~ §	155,152	156,046
BCAP LLC Trust
0.587% due 03/28/37 ~ §	908,080	892,711
4.792% due 03/26/37 ~	18,555	18,757
Bear Stearns Adjustable Rate Mortgage Trust
2.594% due 08/25/33 §	13,130	13,109
2.632% due 01/25/35 §	137,109	143,383
2.962% due 10/25/36 §	2,559	2,479
Bear Stearns ALT-A Trust
2.627% due 05/25/35 §	9,654	9,605
2.880% due 11/25/36 §	37,662	23,802
Cascade MH Asset Trust 2.708% due 02/25/46 ~	284,000	260,666
CFMT LLC
0.946% due 12/26/30 ~ §	243,625	242,015
1.374% due 02/25/31 ~ §	665,000	643,033
Chase Mortgage Finance Trust
2.326% due 02/25/37 §	85,795	86,426
2.860% due 09/25/36 §	35,526	32,395
ChaseFlex Trust 0.757% (USD LIBOR + 0.300%) due 08/25/37 §	231,944	212,205
Chevy Chase Funding LLC
0.604% due 05/25/35 ~ §	613,955	536,740
0.707% (USD LIBOR + 0.250%) due 08/25/35 ~ §	9,021	8,830
Citigroup Mortgage Loan Trust Inc 2.210% (US Treasury + 2.150%) due 09/25/35 §	3,095	3,184
Countrywide Home Loan Mortgage Pass-Through Trust 1.097% (USD LIBOR + 0.640%) due 03/25/35 §	6,029	5,824
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	25,947	23,120
CSMC Trust
1.538% due 02/25/66 ~ §	371,845	359,465
1.668% due 09/27/60 ~ §	535,353	516,335
2.000% due 01/25/60 ~ §	456,195	443,934
2.202% (USD LIBOR + 1.750%) due 07/25/47 ~ §	134,628	133,208

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Downey Saving & Loan Association Mortgage Loan Trust 0.734% (USD LIBOR + 0.180%) due 04/19/47 §	$68,140	$81,908
Eurosail-UK PLC (United Kingdom) 1.972% (GBP LIBOR + 0.950%) due 06/13/45 ~ §	GBP 436,121	570,246
Fannie Mae REMICS
1.875% (US PRIME - 1.625%) due 11/25/23 §	$14,275	14,074
3.500% due 11/25/57	831,895	846,151
5.500% due 04/25/35	258,505	282,492
Fannie Mae REMICS (IO)
2.500% due 01/25/49	886,775	122,966
4.000% due 03/25/43	124,900	17,564
4.000% due 04/25/43	472,481	68,327
5.543% (6.000% - USD LIBOR) due 11/25/45 §	959,184	153,352
5.643% (6.100% - USD LIBOR) due 09/25/46 §	263,470	30,155
Fannie Mae Connecticut Avenue Securities 4.457% (USD LIBOR + 4.000%) due 05/25/30 §	450,000	459,015
FMC GMSR Issuer Trust
3.650% due 02/25/24 ~ §	630,000	634,725
4.450% due 01/25/26 ~ §	500,000	482,985
Freddie Mac REMICS (IO)
2.000% due 10/25/50	90,780	12,719
2.500% due 05/25/49	291,745	41,374
2.500% due 09/25/50	86,712	14,636
2.500% due 09/25/50	73,595	11,096
3.500% due 04/15/43	149,809	24,084
4.000% due 04/15/43	58,672	2,517
Freddie Mac REMICS
3.000% due 08/15/48	56,079	54,829
8.000% due 04/15/30	42,699	47,605
Freddie Mac Strips
5.546% (6.100% - USD LIBOR) due 08/15/44 §	127,643	20,445
Freddie Mac Structured Agency Credit Risk Debt Notes
2.399% (SOFR + 2.300%) due 08/25/33 ~ §	620,000	611,753
2.757% (USD LIBOR + 2.300%) due 01/25/50 ~ §	160,000	153,147
3.607% (USD LIBOR + 3.150%) due 07/25/30 §	1,120,000	1,081,048
4.457% (USD LIBOR + 4.000%) due 08/25/24 §	93,651	95,109
Government National Mortgage Association
0.406% (USD LIBOR + 0.300%) due 05/20/68 §	262,448	260,875
0.556% (USD LIBOR + 0.450%) due 07/20/70 §	268,295	267,259
0.606% (USD LIBOR + 0.500%) due 06/20/69 §	144,486	144,107
0.706% (USD LIBOR + 0.600%) due 07/20/65 §	608,042	608,060
0.906% (USD LIBOR + 0.800%) due 06/20/66 §	482,539	484,974
0.906% (USD LIBOR + 0.800%) due 07/20/66 §	825,078	828,765
1.029% (USD LIBOR + 0.750%) due 04/20/67 §	481,345	479,556
1.386% (USD LIBOR + 1.280%) due 01/20/71 §	918,182	952,547
1.386% (USD LIBOR + 1.280%) due 02/20/71 §	663,612	688,746
2.840% due 09/20/66 §	600,884	622,393

	Principal Amount	Value
Government National Mortgage Association (IO)
1.097% due 03/20/71 §	$9,963,457	$406,658
2.500% due 08/20/50	174,563	25,258
2.500% due 09/20/50	90,319	13,040
2.500% due 10/20/50	181,410	23,708
4.000% due 11/20/44	392,570	65,348
4.500% due 11/16/45	162,405	31,121
5.506% (6.100% - USD LIBOR) due 10/16/46 §	163,857	34,317
5.701% (6.150% - USD LIBOR) due 02/20/46 §	849,635	148,702
Great Hall Mortgages PLC (United Kingdom) 1.078% (USD LIBOR + 0.130%) due 06/18/39 ~ §	154,050	151,626
GS Mortgage-Backed Securities Corp Trust 2.000% due 12/25/60 ~ §	620,000	574,363
GSR Mortgage Loan Trust
6.000% due 11/25/35	390,750	229,481
6.000% due 07/25/37	202,882	167,705
HarborView Mortgage Loan Trust
0.617% (USD LIBOR + 0.320%) due 05/25/38 §	175,929	156,764
0.724% (USD LIBOR + 0.340%) due 12/19/36 §	110,509	101,526
0.774% (USD LIBOR + 0.440%) due 05/19/35 §	152,063	145,389
2.598% due 02/25/36 §	36,501	15,639
2.934% due 08/19/36 §	82,115	79,233
Hawksmoor Mortgages (United Kingdom) 1.240% (SONIA + 1.050%) due 05/25/53 ~ §	GBP 955,030	1,256,837
JP Morgan Mortgage Trust
2.314% due 07/25/35 §	$11,679	12,047
3.500% due 10/25/48 ~ §	221,885	219,734
5.750% due 01/25/36	10,768	6,687
Ludgate Funding PLC (United Kingdom) 1.198% (GBP LIBOR + 0.160%) due 01/01/61 ~ §	GBP 389,176	485,854
Merrill Lynch Mortgage Investors Trust 2.088% due 11/25/35 §	$176,368	176,309
Metlife Securitization Trust 3.750% due 03/25/57 ~ §	522,367	524,515
New Residential Mortgage Loan Trust
2.492% due 09/25/59 ~ §	83,309	82,881
3.500% due 12/25/57 ~ §	478,336	479,746
Nomura Resecuritization Trust 5.770% due 06/26/35 ~ §	1,833,291	1,762,566
OBX Trust 1.107% (USD LIBOR + 0.650%) due 06/25/57 ~ §	487,988	482,648
PRPM LLC 2.115% due 01/25/26 ~ §	296,135	285,614
Radnor RE Ltd (Bermuda) 2.799% (SOFR + 2.700%) due 12/27/33 ~ §	590,000	556,570
RALI Trust 6.000% due 03/25/37	640,973	603,893
Reperforming Loan REMIC Trust
0.797% (USD LIBOR + 0.340%) due 06/25/35 ~ §	19,057	18,623
0.797% (USD LIBOR + 0.340%) due 01/25/36 ~ §	107,100	106,462
Seasoned Credit Risk Transfer Trust
3.500% due 05/25/57	286,514	288,030
3.500% due 06/25/57	299,797	301,376
4.250% due 09/25/60 ~	620,000	592,900

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Towd Point Mortgage Funding PLC (United Kingdom)
0.174% (SONIA + 0.900%) due 05/20/45 ~ §	GBP 1,133,626	$1,489,521
0.992% (SONIA + 0.900%) due 07/20/45 ~ §	$1,168,215	1,535,510
1.236% (SONIA + 1.144%) due 10/20/51 ~ §	788,498	1,038,481
Towd Point Mortgage Trust
3.000% due 04/25/60 ~ §	240,000	225,360
3.160% due 10/25/53 ~ §	300,000	286,670
3.250% due 10/25/57 ~ §	180,000	175,447
3.306% due 11/25/60 ~ §	610,000	579,706
4.000% due 11/25/47 ~	186,908	182,412
Two 3.580% (USD LIBOR + 3.000%) due 02/08/23 ~ §	750,000	755,700
WaMu Mortgage Pass-Through Certificates Trust 3.110% due 02/25/37 §	88,493	86,868
ZH Trust 2.253% due 02/18/27 ~	200,000	198,592

		34,301,328

Fannie Mae - 15.7%

due 04/01/52 - 06/01/52 #	6,600,000	6,438,865
due 05/01/52 #	4,500,000	4,494,324
due 05/01/52 #	5,500,000	5,368,824
due 06/01/52 #	12,300,000	11,989,283
0.970% due 07/01/27	1,177,139	1,079,096
1.090% due 04/01/28	506,000	458,062
1.275% due 04/01/30	735,809	659,442
1.342% (US FED + 1.200%) due 10/01/44 §	5,041	5,147
1.370% due 03/01/30	660,000	595,750
1.410% due 12/01/30	1,210,000	1,079,758
1.440% due 01/01/31	1,142,000	1,020,967
1.460% due 12/01/30	715,000	640,822
1.560% due 01/01/31	500,000	451,720
1.757% (USD LIBOR + 1.507%) due 11/01/32 §	23,401	23,412
1.870% due 05/01/31	350,000	323,573
2.000% due 12/01/41 - 03/01/52	4,720,001	4,398,048
2.043% (US Treasury + 2.043%) due 09/01/35 §	6,806	6,846
2.140% due 12/01/33	250,000	230,965
2.150% due 02/01/32 §	220,000	207,040
2.160% due 12/01/33	300,000	277,700
2.310% due 08/01/22	473,659	473,276
2.424% (US Treasury + 2.360%) due 11/01/34 §	15,013	15,740
2.500% due 09/01/36 - 04/01/52	6,920,835	6,641,189
2.550% due 10/01/30	160,000	156,160
2.790% due 08/01/29	100,000	99,626
2.810% due 04/01/25	30,000	30,002
2.930% due 06/01/30	77,355	77,590
3.000% due 09/01/28 - 07/01/60	7,951,314	7,850,781
3.160% due 05/01/29	38,510	39,254
3.250% due 05/01/29	59,233	60,689
3.450% due 03/01/29	38,788	40,167
3.468% due 03/01/30	78,829	81,409
3.500% due 12/01/34 - 03/01/60	4,545,338	4,612,430
3.610% due 01/01/37	464,578	479,593
4.000% due 06/01/25 - 06/01/57	2,783,585	2,879,055
4.009% (COFI + 1.928%) due 12/01/36 §	894	956
4.500% due 06/01/24 - 09/01/57	1,588,834	1,667,500
5.000% due 02/01/35 - 01/01/59	381,525	413,540
5.500% due 05/01/22 - 05/01/58	1,209,168	1,331,221
6.000% due 02/01/33 - 07/01/41	133,653	148,112

		66,847,934

	Principal Amount	Value

Freddie Mac - 2.6%

1.500% due 10/01/41 - 11/01/41	$446,513	$404,910
1.595% (USD LIBOR + 1.345%) due 09/01/35 §	2,915	3,004
1.981% (USD LIBOR + 1.730%) due 06/01/35 §	22,820	23,876
2.000% due 09/01/41 - 11/01/51	2,426,167	2,266,242
2.120% (USD LIBOR + 1.870%) due 09/01/35 §	5,867	5,879
2.339% (US Treasury + 2.250%) due 11/01/31 §	892	893
2.375% (US Treasury + 2.250%) due 04/01/32 §	4,960	4,981
2.500% due 12/01/50 - 02/01/52	2,675,832	2,566,325
2.870% (USD LIBOR + 1.619%) due 11/01/47 §	150,063	151,272
3.000% due 09/01/32 - 02/01/52	1,883,515	1,857,867
3.009% (USD LIBOR + 1.628%) due 11/01/48 §	397,606	399,555
3.088% (USD LIBOR + 1.623%) due 02/01/50 §	241,721	243,118
3.500% due 04/01/33 - 06/01/46	761,890	779,062
4.000% due 11/01/33 - 04/01/49	1,650,166	1,704,639
4.500% due 11/01/44	57,208	60,877
5.000% due 08/01/48 - 01/01/49	197,806	209,536
5.500% due 03/01/23 - 05/01/40	282,642	311,261
6.000% due 03/01/23	964	1,028

		10,994,325

Government National Mortgage Association - 2.6%

due 05/20/52 - 06/20/52 #	1,400,000	1,379,176
2.000% due 12/20/50	303,344	288,677
2.315% (US Treasury + 1.734%) due 10/20/71 §	250,287	266,347
2.414% (US Treasury + 1.833%) due 08/20/71 §	247,856	264,899
2.500% due 01/20/51 - 08/20/51	1,333,273	1,280,644
2.815% due 07/20/71 §	253,156	245,592
2.941% due 10/20/70 §	378,407	368,291
3.000% due 09/15/42 - 09/20/51	1,463,033	1,467,252
3.088% due 12/20/71 §	293,292	290,063
3.500% due 01/20/46 - 01/20/51	2,915,018	2,972,722
4.000% due 11/20/47 - 12/20/51	1,260,077	1,292,936
4.500% due 06/20/48 - 12/20/50	760,992	792,971
5.000% due 10/15/38 - 03/20/48	73,077	80,663

		10,990,233

Total Mortgage-Backed Securities (Cost $152,298,856)		143,894,393

ASSET-BACKED SECURITIES - 8.5%

AccessLex Institute 0.798% (USD LIBOR + 0.300%) due 05/25/36 §	535,183	519,844
ACE Securities Corp Home Equity Loan Trust 1.432% (USD LIBOR + 0.975%) due 07/25/35 §	165,585	165,321
ACRES Commercial Realty Ltd 1.754% (USD LIBOR + 1.200%) due 06/15/36 ~ §	470,000	463,656
American Homes 4 Rent LP 5.885% due 04/17/52 ~	300,000	303,207
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	540,000	510,756
Ameriquest Mortgage Securities Inc 1.327% (USD LIBOR + 0.870%) due 10/25/35 §	250,000	247,646
2.512% (USD LIBOR + 2.055%) due 11/25/34 §	362,404	353,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
AMSR Trust
2.006% due 11/17/37 ~	$365,000	$336,265
2.327% due 10/17/38 ~	128,000	116,449
2.751% due 06/17/38 ~ §	350,000	309,332
Aqua Finance Trust 3.970% due 07/17/46 ~	210,000	201,874
Ares XL CLO Ltd (Cayman) 1.914% (USD LIBOR + 0.870%) due 01/15/29 ~ §	284,060	283,018
Argent Securities Inc
1.277% (USD LIBOR + 0.820%) due 02/25/34 §	438,652	424,538
1.582% (USD LIBOR + 1.125%) due 11/25/34 §	469,638	469,000
Asset-Backed Funding Certificates Trust 1.157% (USD LIBOR + 0.700%) due 06/25/34 §	39,035	38,248
Avoca CLO XVII DAC (Netherlands) 0.820% (EUR LIBOR + 0.820%) due 10/15/32 ~ §	EUR 300,000	328,255
Basic Asset-Backed Securities Trust 1.077% (USD LIBOR + 0.620%) due 04/25/36 §	$12,933	12,937
Bear Stearns Asset-Backed Securities I Trust 0.657% (USD LIBOR + 0.200%) due 12/25/36 §	14,585	14,573
0.697% (USD LIBOR + 0.240%) due 12/25/36 §	1,224,767	1,199,341
1.462% (USD LIBOR + 1.005%) due 06/25/35 §	173,079	171,789
Business Jet Securities LLC
2.918% due 04/15/36 ~	252,072	235,037
2.981% due 11/15/35 ~	431,822	416,506
Carlyle Global Market Strategies CLO Ltd 1.409% (USD LIBOR + 0.950%) due 08/14/30 ~ §	300,000	300,097
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	99,375	94,031
CBAM Ltd (Cayman) 2.064% (USD LIBOR + 1.020%) due 04/17/31 ~ §	800,000	794,793
Citigroup Mortgage Loan Trust 1.132% (USD LIBOR + 0.675%) due 11/25/45 ~ §	71,268	71,147
CLNC Ltd (Cayman) 1.873% (SOFR + 1.364%) due 08/20/35 ~ §	830,618	824,396
College Ave Student Loans LLC 3.060% due 07/26/55 ~	390,000	367,301
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	370,000	356,959
Countrywide Asset-Backed Certificates
0.597% (USD LIBOR + 0.140%) due 07/25/37 §	235,483	224,136
1.057% (USD LIBOR + 0.600%) due 06/25/36 §	221,508	220,593
Credit Acceptance Auto Loan Trust 1.640% due 06/17/30 ~	665,000	629,765
Crossroads Asset Trust 1.120% due 06/20/25 ~	116,000	113,359
DataBank Issuer 2.060% due 02/27/51 ~	250,000	232,738
Dividend Solar Loans LLC 3.670% due 08/22/39 ~	192,553	191,071
Drive Auto Receivables Trust 3.180% due 10/15/26	575,000	578,282
Dryden 36 Senior Loan Fund (Cayman) 2.064% (USD LIBOR + 1.020%) due 04/15/29 ~ §	288,197	287,372

	Principal Amount	Value
First Franklin Mortgage Loan Trust 0.577% (USD LIBOR + 0.120%) due 11/25/36 §	$546,339	$521,218
FirstKey Homes Trust 2.389% due 08/17/38 ~	300,000	270,950
FMC GMSR Issuer Trust
3.620% due 07/25/26 ~ §	300,000	281,779
3.850% due 10/25/26 ~ §	210,000	194,761
FORT CRE Issuer LLC 1.933% (SOFR + 1.850%) due 02/23/39 ~ §	300,000	301,050
Foundation Finance Trust 1.270% due 05/15/41 ~	205,820	194,585
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	200,000	196,539
Freed ABS Trust 0.660% due 03/20/28 ~	99,870	99,663
Freedom 4.850% (USD LIBOR + 4.400%) due 03/25/23 ~ §	300,000	302,250
Gallatin CLO VIII Ltd (Cayman) 2.134% (USD LIBOR + 1.090%) due 07/15/31 ~ §	300,000	298,682
Gallatin CLO IX Ltd (Cayman) 1.305% (USD LIBOR + 1.050%) due 01/21/28 ~ §	300,051	298,956
Genesis Sales Finance Master Trust 2.240% due 09/22/25 ~	500,000	494,312
GLS Auto Receivables Issuer Trust
0.870% due 12/16/24 ~	150,000	149,520
1.140% due 11/17/25 ~	145,000	142,669
1.640% due 10/15/26 ~	75,000	72,557
Goldentree Loan Management US CLO 2 Ltd (Cayman) 1.164% (USD LIBOR + 0.910%) due 11/20/30 ~ §	400,000	396,690
GSAA Home Equity Trust
0.657% (USD LIBOR + 0.200%) due 03/25/37 §	385,347	140,782
1.507% (USD LIBOR + 1.050%) due 06/25/35 §	270,000	262,535
6.000% due 08/25/47	161,698	153,223
Hildene Community Funding CDO Ltd (Cayman) 2.600% due 11/01/35 ~	280,000	256,208
Home Equity Asset Trust
1.357% (USD LIBOR + 0.900%) due 11/25/34 §	75,502	75,472
1.402% (USD LIBOR + 0.945%) due 12/25/35 §	620,000	606,974
Jamestown CLO XV Ltd (Cayman) 2.384% (USD LIBOR + 1.340%) due 04/15/33 ~ §	1,100,000	1,096,249
JP Morgan Mortgage Acquisition Trust 0.757% (USD LIBOR + 0.300%) due 01/25/37 §	160,000	155,968
KKR CLO 18 Ltd (Cayman) 1.984% (USD LIBOR + 0.940%) due 07/18/30 ~ §	300,000	299,685
KREF Ltd 1.972% (SOFR + 1.450%) due 02/17/39 ~ §	300,000	299,021
LFT CRE Ltd (Cayman) 2.504% (USD LIBOR + 1.950%) due 06/15/39 ~ §	250,000	245,262
LoanCore Issuer Ltd (Cayman) 1.684% (USD LIBOR + 1.130%) due 05/15/28 ~ §	96,507	96,332
LP LMS 3.228% due 10/15/28 ~	246,350	247,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Madison Park Euro Funding XIV DAC (Ireland) 0.800% (EUR LIBOR + 0.800%) due 07/15/32 ~ §	EUR 300,000	$328,331
Madison Park Funding Ltd (Cayman) 1.794% (USD LIBOR + 0.750%) due 04/15/29 ~ §	$297,512	296,199
Magnetite XVIII Ltd (Cayman) 1.386% (USD LIBOR + 0.880%) due 11/15/28 ~ §	298,196	296,217
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	430,000	428,021
Mastr Asset-Backed Securities Trust 0.677% (USD LIBOR + 0.220%) due 10/25/36 §	578,491	234,872
Merrill Lynch Mortgage Investors Trust 0.777% (USD LIBOR + 0.320%) due 04/25/37 §	345,023	225,397
MF1 Ltd (Cayman) 1.617% (SOFR + 1.350%) due 02/19/37 ~ §	300,000	298,658
National Collegiate Student Loan Trust 0.817% (USD LIBOR + 0.360%) due 01/26/32 §	1,000,000	783,620
Navient Student Loan Trust
1.607% (USD LIBOR + 1.150%) due 07/26/66 ~ §	145,222	143,719
1.807% (USD LIBOR + 1.350%) due 06/25/65 ~ §	276,014	281,620
New Century Home Equity Loan Trust 1.177% (USD LIBOR + 0.720%) due 10/25/35 §	663,984	656,069
NRZ Excess Spread-Collateralized Notes
3.104% due 07/25/26 ~	377,694	357,678
3.844% due 12/25/25 ~	260,546	253,915
Oak Street Investment Grade Net Lease Fund 1.850% due 11/20/50 ~	195,350	183,742
OneMain Financial Issuance Trust 3.450% due 09/14/35 ~	120,000	114,078
Oportun Funding LLC 2.200% due 05/15/24 ~	6,102	6,102
Oportun Funding XIV LLC 1.210% due 03/08/28 ~	105,000	101,984
Option One Mortgage Loan Trust 0.587% (USD LIBOR + 0.130%) due 07/25/37 §	747,273	624,135
OZLM VIII Ltd (Cayman) 2.024% (USD LIBOR + 0.980%) due 10/17/29 ~ §	298,070	297,037
Pagaya AI Debt Selection Trust
1.180% due 11/15/27 ~	404,312	398,810
Palmer Square European Loan Funding DAC (Ireland) 0.720% (EUR LIBOR + 0.720%) due 10/15/31 ~ ± §	EUR 300,000	331,875
PRET LLC 2.487% due 10/25/51 ~ §	$425,357	416,244
Progress Residential Trust 2.106% due 04/17/38 ~	565,000	497,084
Rad CLO 5 Ltd (Cayman) 1.379% (USD LIBOR + 1.120%) due 07/24/32 ~ §	600,000	596,244
RASC Trust 0.797% (USD LIBOR + 0.340%) due 04/25/37 §	199,972	194,361
Regional Management Issuance Trust
1.680% due 03/17/31 ~	198,000	187,340
3.040% due 03/17/31 ~	191,000	179,325
Santander Consumer Auto Receivables Trust 1.570% due 01/15/27 ~	100,000	94,143

	Principal Amount	Value
SBA Small Business Investment Cos 3.548% due 09/10/28	$168,768	$169,996
SCF Equipment Leasing LLC 1.540% due 10/21/30 ~	345,000	322,233
Securitized Asset-Backed Receivables LLC Trust
0.587% (USD LIBOR + 0.130%) due 05/25/37 §	54,848	45,222
0.737% (USD LIBOR + 0.280%) due 05/25/36 §	146,216	94,998
SLM Student Loan Trust 1.496% (USD LIBOR + 0.670%) due 12/17/68 ~ §	620,000	611,901
SMB Private Education Loan Trust
2.054% (USD LIBOR + 1.500%) due 04/15/32 ~ §	404,002	406,556
2.310% due 01/15/53 ~	150,000	140,234
Structured Asset Investment Loan Trust 1.177% (USD LIBOR + 0.720%) due 07/25/35 §	196,309	193,181
STWD Ltd (Cayman) 1.716% (SOFR + 1.194%) due 07/15/38 ~ §	789,117	786,147
Sunnova Helios II Issuer LLC 5.320% due 06/20/46 ~	168,471	166,070
TRTX Issuer Ltd (Cayman) 1.773% (SOFR + 1.264%) due 10/15/34 ~ §	669,618	670,423
United Auto Credit Securitization Trust 1.140% due 06/10/26 ~	450,000	437,380
United States Small Business Administration
2.690% due 07/01/44	50,296	50,621
2.980% due 04/01/39	48,988	49,173
Upstart Securitization Trust 0.870% due 03/20/31 ~	169,425	167,903
VCAT LLC 2.289% due 12/26/50 ~	441,768	430,996
Venture XXVIII CLO Ltd (Cayman) 1.244% (USD LIBOR + 0.990%) due 07/20/30 ~ §	300,000	296,932
VOLT XCII LLC 1.893% due 02/27/51 ~	120,741	117,330
VOLT XCIII LLC 1.893% due 02/27/51 ~	448,331	435,729
VOLT XCIV LLC 2.240% due 02/27/51 ~	304,727	293,841
Wachovia Mortgage Loan Trust 1.147% (USD LIBOR + 0.690%) due 10/25/35 §	898,337	859,116

Total Asset-Backed Securities (Cost $35,733,388)		36,111,824

U.S. TREASURY OBLIGATIONS - 18.3%

U.S. Treasury Bonds - 12.4%

1.125% due 08/15/40	460,000	360,974
1.250% due 05/15/50	5,294,000	3,955,197
1.375% due 08/15/50	5,725,000	4,412,723
1.625% due 11/15/50	20,300,000	16,660,273
1.750% due 08/15/41	2,975,000	2,580,348
1.875% due 02/15/41	1,400,000	1,247,668
1.875% due 02/15/51	4,450,000	3,893,924
1.875% due 11/15/51	2,494,000	2,188,485
2.000% due 11/15/41	225,000	203,660
2.000% due 02/15/50	960,000	865,913
2.000% due 08/15/51	765,000	690,412
2.250% due 05/15/41	1,895,000	1,790,479
2.250% due 08/15/46	50,000	46,816
2.250% due 02/15/52	750,000	719,531
2.375% due 02/15/42	1,330,000	1,283,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
2.375% due 05/15/51	$1,380,000	$1,353,936
2.875% due 05/15/43	1,700,000	1,761,592
2.875% due 08/15/45	1,300,000	1,356,418
3.000% due 05/15/42	600,000	636,070
3.000% due 08/15/48 ‡	300,000	327,850
3.125% due 02/15/43	1,402,000	1,510,354
3.125% due 08/15/44	1,800,000	1,948,008
3.375% due 05/15/44	900,000	1,011,604
3.500% due 02/15/39	150,000	172,002
3.625% due 02/15/44	69,000	80,322
3.875% due 08/15/40	320,000	382,500
4.250% due 05/15/39 ‡	400,000	501,312
4.625% due 02/15/40	400,000	524,547

		52,466,160

U.S. Treasury Notes - 5.9%

0.250% due 11/15/23	10,000	9,692
0.250% due 06/30/25	1,500,000	1,393,799
0.250% due 07/31/25	2,000,000	1,854,492
0.250% due 10/31/25	40,000	36,887
0.375% due 11/30/25	210,000	194,188
0.375% due 01/31/26	130,000	119,800
0.500% due 02/28/26	2,940,000	2,718,639
0.500% due 10/31/27	1,675,000	1,504,032
0.625% due 10/15/24	150,000	143,215
0.750% due 03/31/26	180,000	167,889
0.875% due 06/30/26	614,000	573,574
0.875% due 09/30/26	596,300	555,153
1.250% due 11/30/26	10,000	9,463
1.250% due 03/31/28	670,000	625,076
1.250% due 04/30/28	450,000	419,291
1.250% due 05/31/28	1,350,000	1,257,082
1.375% due 11/15/31	88,500	81,226
1.500% due 02/15/30	95,000	89,085
1.750% due 03/15/25	3,500,000	3,426,172
1.875% due 02/28/29	700,000	675,883
2.500% due 08/15/23	3,000,000	3,017,988
2.500% due 03/31/27	4,360,000	4,369,878
2.875% due 10/31/23	2,000,000	2,021,758

		25,264,262

Total U.S. Treasury Obligations (Cost $84,132,725)		77,730,422

FOREIGN GOVERNMENT BONDS & NOTES - 4.9%

Abu Dhabi Government International (United Arab Emirates) 3.125% due 09/30/49 ~	830,000	762,048
Argentine Republic Government International (Argentina)
0.500% due 07/09/30	417,100	140,775
1.000% due 07/09/29	18,460	6,352
2.500% due 07/09/41	250,000	88,602
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/31	BRL 4,397,000	844,071
Brazilian Government (Brazil) 5.625% due 02/21/47	$900,000	853,776
Chile Government (Chile) 2.550% due 01/27/32	200,000	188,424
Chile Government International (Chile) 3.500% due 01/31/34	300,000	296,673
China Government (China)
3.310% due 11/30/25 ~	CNY 3,000,000	481,884
3.380% due 11/21/24 ~	500,000	80,277
3.390% due 05/21/25 ~	1,000,000	160,940
Colombia Government (Colombia)
4.125% due 02/22/42	$200,000	156,752
5.625% due 02/26/44	200,000	181,794

	Principal Amount	Value
Indonesia Government (Indonesia) 3.500% due 01/11/28	$700,000	$719,065
Indonesia Treasury (Indonesia)
6.500% due 02/15/31	IDR 30,036,000,000	2,058,509
7.000% due 05/15/27	9,084,000,000	663,706
7.500% due 06/15/35	1,622,000,000	116,130
Israel Government (Israel) 4.125% due 01/17/48	$600,000	640,270
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 138,673,187	1,192,744
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	$270,000	281,499
Mexican Bonos (Mexico)
7.750% due 11/13/42	MXN 104,460,000	4,899,274
8.000% due 11/07/47	14,560,000	698,529
8.500% due 05/31/29	2,780,000	140,817
Mexico Government (Mexico)
2.659% due 05/24/31	$200,000	182,640
4.125% due 01/21/26	200,000	210,386
4.350% due 01/15/47	500,000	463,495
Panama Government (Panama)
2.252% due 09/29/32	300,000	265,743
4.500% due 04/16/50	200,000	198,030
Peru Government (Peru) 6.150% due 08/12/32	PEN 3,000,000	786,874
Peruvian Government (Peru) 5.625% due 11/18/50	$30,000	38,203
6.350% due 08/12/28 ~	PEN 2,000,000	542,737
6.550% due 03/14/37	$300,000	380,266
Qatar Government (Qatar) 4.817% due 03/14/49 ~	600,000	712,928
Republic of Kenya Government International (Kenya) 6.300% due 01/23/34 ~	380,000	327,750
Republic of Poland Government (Poland) 4.000% due 01/22/24	320,000	328,794
Romanian Government International (Romania) 3.000% due 02/27/27 ~	300,000	292,481
Russian Federal (Russia) 6.900% due 05/23/29	RUB 34,809,000	21,421
7.000% due 08/16/23	26,040,000	16,025
7.050% due 01/19/28	107,902,000	66,401
7.250% due 05/10/34	5,970,000	3,674
7.650% due 04/10/30	39,790,000	24,486
7.700% due 03/16/39	65,580,000	40,357

Total Foreign Government Bonds & Notes (Cost $26,243,218)		20,555,602

MUNICIPAL BONDS - 0.2%

New York State Urban Development Corp 1.346% due 03/15/26	$700,000	657,539
Regents of the University of California Medical Center Pooled Revenue ‘N’ 3.706% due 05/15/20	120,000	101,495
State of California 7.625% due 03/01/40	180,000	265,244

Total Municipal Bonds (Cost $1,125,973)		1,024,278

SHORT-TERM INVESTMENTS - 2.5%

Corporate Notes - 0.1%

Pacific Gas and Electric Co 1.348% (SOFR + 1.150%) due 11/14/22 §	300,000	300,113
Southern California Edison Co
0.716% (SOFR + 0.470%) due 12/02/22 §	300,000	300,071

		600,184

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value

Commercial Paper - 0.1%

Nissan Motor Acceptance Co LLC 0.837% due 04/01/22	$250,000	$249,994

Foreign Government Issues - 0.4%

Bank of Israel Bill - Makam (Israel)
(0.319%) due 09/07/22	ILS 1,600,000	502,097
(0.230%) due 10/07/22	3,400,000	1,066,742

		1,568,839

	Shares

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	4,703,048	4,703,048

	Principal Amount

U.S. Cash Management Bills - 0.7%

0.737% due 07/26/22	$2,800,000	2,793,414
0.676% due 07/19/22 ‡	300,000	299,391

		3,092,805

U.S. Treasury Bills - 0.1%

0.463% due 06/23/22 ‡	300,000	299,681

Total Short-Term Investments (Cost $10,506,447)		10,514,551

TOTAL INVESTMENTS - 106.2% (Cost $479,027,251)		450,442,473

TOTAL SECURITIES SOLD SHORT - (0.4%) (PROCEEDS $1,862,594)		(1,858,734)

DERIVATIVES - (0.6%)		(2,616,630)

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(21,862,451)

NET ASSETS - 100.0%		$424,104,658

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	34.3%
Mortgage-Backed Securities	33.9%
U.S. Treasury Obligations	18.3%
Asset-Backed Securities	8.5%
Foreign Government Bonds & Notes	4.9%
Senior Loan Notes	3.6%
Others (each less than 3.0%)	2.7%

	106.2%
Securities Sold Short	(0.4%	)
Derivatives	(0.6%	)
Other Assets & Liabilities, Net	(5.2%	)

	100.0%

(b)

As of March 31, 2022, investments with a total aggregate value of $592,028 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)	Securities sold short outstanding as of March 31, 2022 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.4%)

Fannie Mae
due 04/01/52 #	$1,900,000	($1,858,734)

Total Securities Sold Short (Proceeds $1,862,594)		($1,858,734)

(d)	Open futures contracts outstanding as of March 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	06/22	75	$5,482,784	$5,622,375	$139,591
Australia 10-Year Bonds	06/22	28	2,760,619	2,655,571	(105,048)
CAD FX	06/22	12	932,261	961,080	28,819
EUR FX	06/22	43	5,882,442	5,965,712	83,270
Euro-Bobl	06/22	16	2,331,941	2,280,822	(51,119)
Euro-Bund	06/22	26	4,728,973	4,563,458	(165,515)
Eurodollar	12/22	348	85,564,767	84,685,800	(878,967)
Eurodollar	06/23	55	13,645,610	13,319,625	(325,985)
Eurodollar	09/23	13	3,219,540	3,148,600	(70,940)
Eurodollar	12/23	118	28,979,855	28,606,150	(373,705)
Euro-OAT	06/22	11	1,933,230	1,843,687	(89,543)
GBP FX	06/22	2	163,693	164,137	444
JPY FX	06/22	24	2,599,860	2,471,250	(128,610)
Long Gilt	06/22	1	161,542	159,254	(2,288)
MXN FX	06/22	91	2,102,052	2,262,715	160,663
SOFR	09/22	48	11,843,251	11,839,800	(3,451)
U.S. Treasury 5-Year Notes	06/22	1,023	119,937,363	117,325,313	(2,612,050)
U.S. Treasury 10-Year Notes	06/22	87	10,919,671	10,690,125	(229,546)
U.S. Treasury Long Bonds	06/22	297	45,971,834	44,568,563	(1,403,271)

					(6,027,251)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	06/22	104	$28,858,757	$28,858,854	($97)
Euro-Bund	06/22	31	5,516,142	5,441,046	75,096
Euro-Buxl	06/22	6	1,338,489	1,235,903	102,586
Eurodollar	04/22	2	494,084	494,988	(904)
Japan 10-Year Bonds	06/22	3	3,714,618	3,689,009	25,609
Long Gilt	06/22	2	322,145	318,508	3,637
U.S. Fed Funds	04/22	89	36,951,474	36,959,279	(7,805)
U.S. Treasury 2-Year Notes	06/22	47	10,055,956	9,960,328	95,628
U.S. Treasury 10-Year Notes	06/22	566	71,164,721	69,547,250	1,617,471
U.S. Treasury Long Bonds	06/22	14	2,151,003	2,100,875	50,128
U.S. Treasury Ultra 10-Year Notes	06/22	34	4,743,282	4,605,938	137,344
U.S. Treasury Ultra Long Bonds	06/22	63	11,740,807	11,158,875	581,932

					2,680,625

Total Futures Contracts					($3,346,626)

(e)	Forward foreign currency contracts outstanding as of March 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	580,000	USD	435,094	04/22	DUB	$—	($1,060)
AUD	3,106,925	USD	2,227,578	04/22	JPM	97,859	—
BRL	212,485	USD	44,431	04/22	CIT	—	(36)
BRL	4,869,863	USD	883,292	04/22	CIT	134,195	—
BRL	2,169,076	USD	373,399	04/22	MSC	79,798	—
CAD	11,837,819	USD	9,301,709	04/22	MSC	166,495	—
CLP	5,854,149	USD	7,162	05/22	SCB	233	—
DKK	1,361,259	USD	201,378	04/22	DUB	1,073	—
EUR	361,000	USD	409,719	04/22	GSC	—	(10,140)
EUR	58,000	USD	64,066	04/22	HSB	104	—
EUR	3,159,000	USD	3,507,311	04/22	SCB	—	(12,256)
GBP	1,712,636	USD	2,322,083	04/22	GSC	—	(72,551)
GBP	690,000	USD	932,730	05/22	DUB	—	(26,540)
GBP	89,000	USD	119,305	05/22	SCB	—	(2,419)
GBP	110,000	USD	143,356	05/22	SCB	1,109	—
IDR	6,028,157,034	USD	415,692	04/22	CIT	4,134	—
INR	32,903,342	USD	436,587	04/22	CIT	—	(4,249)
JPY	171,672,000	USD	1,392,763	04/22	GSC	17,915	—
JPY	155,358,283	USD	1,342,658	04/22	MSC	—	(66,034)
JPY	182,431,357	USD	1,582,040	05/22	HSB	—	(81,839)
MXN	4,837,000	USD	242,409	04/22	CIT	—	(32)
MXN	11,537,000	USD	555,759	05/22	JPM	20,797	—
NOK	14,445,000	USD	1,623,432	05/22	BRC	16,605	—
PEN	1,280,561	USD	338,084	04/22	SCB	9,293	—
PEN	469,665	USD	126,000	05/22	HSB	1,313	—
RUB	246,583,162	USD	3,199,584	04/22	GSC	—	(265,736)
USD	284,241	AUD	383,331	04/22	BNP	—	(2,671)
USD	93,861	AUD	125,000	04/22	CIT	302	—
USD	589,324	AUD	810,000	04/22	HSB	—	(16,827)
USD	138,464	BRL	700,486	04/22	CIT	—	(7,893)
USD	874,648	BRL	4,170,937	04/22	CIT	3,191	—
USD	499,751	BRL	2,380,000	04/22	GSC	2,483	—
USD	1,147,978	CAD	1,445,580	04/22	CIT	—	(8,235)
USD	2,458,545	CNH	15,706,035	04/22	JPM	—	(9,819)
USD	297,079	DKK	1,895,000	04/22	HSB	15,249	—
USD	201,378	DKK	1,356,181	07/22	DUB	—	(1,055)
USD	75,625	DKK	505,000	07/22	DUB	245	—
USD	396,053	EUR	360,000	04/22	BRC	—	(2,244)
USD	626,434	EUR	566,258	04/22	CIT	—	(339)
USD	5,532,364	EUR	4,888,280	04/22	CIT	121,678	—
USD	3,213,103	EUR	2,857,000	04/22	SCB	52,174	—
USD	3,510,344	EUR	3,159,000	05/22	SCB	12,150	—
USD	278,230	GBP	211,117	04/22	GSC	930	—
USD	92,979	GBP	71,000	05/22	HSB	—	(266)
USD	158,008	GBP	116,000	05/22	HSB	5,663	—
USD	9,016,851	GBP	6,686,000	05/22	SCB	236,005	—
USD	51,543	IDR	740,052,915	04/22	CIT	3	—
USD	501,539	ILS	1,600,160	09/22	JPM	—	(3,036)
USD	752,233	ILS	2,399,860	10/22	DUB	—	(5,609)
USD	315,428	ILS	1,000,000	10/22	HSB	—	(358)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	54,112	INR	4,129,560	04/22	CIT	$—	($149)
USD	49,000	JPY	5,961,004	04/22	BNP	31	—
USD	159,826	JPY	19,030,387	04/22	GSC	3,448	—
USD	285,753	JPY	34,700,000	05/22	DUB	402	—
USD	606,013	JPY	74,400,000	05/22	HSB	—	(5,806)
USD	301,721	JPY	36,400,000	05/22	HSB	2,391	—
USD	284,725	JPY	34,600,000	05/22	UBS	197	—
USD	3,037,922	MXN	63,318,015	04/22	CIT	—	(134,880)
USD	424,706	MXN	8,813,933	04/22	JPM	—	(16,951)
USD	544,841	MXN	11,470,000	05/22	JPM	—	(28,366)
USD	322,583	NOK	2,825,000	05/22	UBS	1,843	—
USD	2,037,742	PEN	7,750,958	08/22	JPM	—	(43,740)
USD	85,178	PEN	353,082	11/22	SCB	—	(8,620)
USD	31,320	RUB	2,943,499	04/22	BNP	—	(3,702)
USD	105,456	RUB	9,748,290	04/22	CIT	—	(10,530)
USD	1,793,180	RUB	183,244,962	04/22	GSC	—	(387,069)
USD	95,750	RUB	9,877,997	04/22	JPM	—	(21,779)
ZAR	4,736,125	USD	297,551	04/22	MSC	25,776	—

Total Forward Foreign Currency Contracts						$1,035,084	($1,262,836)

(f)	Purchased options outstanding as of March 31, 2022 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 5-Year Notes (05/22)	$114.50	04/22/22	CME	53	$6,068,500	$27,373	$36,438
Call - U.S. Treasury 5-Year Notes (05/22)	115.00	04/22/22	CME	23	2,645,000	14,165	9,883
Call - U.S. Treasury 10-Year Notes (05/22)	123.25	04/22/22	CME	32	3,944,000	23,555	21,500
Call - JPY-FX (05/22)	83.00	05/06/22	CME	1	103,750	990	862

						$66,083	$68,683

Total Purchased Options						$66,083	$68,683

(g)	Premiums received and value of written options outstanding as of March 31, 2022 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 5-Year Notes (04/22)	$114.50	04/01/22	CME	24	$2,748,000	$4,896	($7,125)
Call - U.S. Treasury 10-Year Notes (04/22)	121.75	04/01/22	CME	3	365,250	1,276	(3,469)
Call - U.S. Treasury 10-Year Notes (04/22)	122.00	04/01/22	CME	6	732,000	3,037	(5,625)
Call - U.S. Treasury 10-Year Notes (04/22)	122.75	04/01/22	CME	6	736,500	1,443	(2,063)
Call - U.S. Treasury 10-Year Notes (04/22)	123.50	04/01/22	CME	2	247,000	606	(125)
Call - U.S. Treasury 10-Year Notes (04/22)	124.25	04/01/22	CME	1	124,250	233	(16)
Call - U.S. Treasury 30-Year Bonds (04/22)	152.00	04/01/22	CME	1	152,000	326	(78)
Call - U.S. Treasury 5-Year Notes (05/22)	114.75	04/22/22	CME	14	1,606,500	7,655	(7,656)
Call - U.S. Treasury 5-Year Notes (05/22)	115.75	04/22/22	CME	85	9,838,750	29,361	(15,938)
Call - U.S. Treasury 5-Year Notes (05/22)	116.50	04/22/22	CME	71	8,271,500	28,971	(6,102)
Call - U.S. Treasury 5-Year Notes (05/22)	117.00	04/22/22	CME	4	468,000	915	(219)
Call - U.S. Treasury 5-Year Notes (05/22)	117.50	04/22/22	CME	5	587,500	1,476	(195)
Call - U.S. Treasury 5-Year Notes (05/22)	118.25	04/22/22	CME	69	8,159,250	23,396	(1,617)
Call - U.S. Treasury 5-Year Notes (05/22)	118.50	04/22/22	CME	18	2,133,000	7,024	(422)
Call - U.S. Treasury 5-Year Notes (05/22)	119.00	04/22/22	CME	5	595,000	2,413	(78)
Call - U.S. Treasury 10-Year Notes (05/22)	122.25	04/22/22	CME	2	244,500	1,700	(2,438)
Call - U.S. Treasury 10-Year Notes (05/22)	122.50	04/22/22	CME	68	8,330,000	33,882	(72,250)
Call - U.S. Treasury 10-Year Notes (05/22)	123.00	04/22/22	CME	89	10,947,000	49,690	(70,922)
Call - U.S. Treasury 10-Year Notes (05/22)	123.50	04/22/22	CME	1	123,500	545	(563)
Call - U.S. Treasury 10-Year Notes (05/22)	124.00	04/22/22	CME	58	7,192,000	30,243	(22,656)
Call - U.S. Treasury 10-Year Notes (05/22)	124.50	04/22/22	CME	28	3,486,000	11,342	(7,437)
Call - U.S. Treasury 10-Year Notes (05/22)	125.00	04/22/22	CME	1	125,000	155	(188)
Call - U.S. Treasury 10-Year Notes (05/22)	125.50	04/22/22	CME	1	125,500	436	(125)
Call - U.S. Treasury 10-Year Notes (05/22)	126.00	04/22/22	CME	4	504,000	1,571	(375)
Call - U.S. Treasury 10-Year Notes (05/22)	127.00	04/22/22	CME	36	4,572,000	24,938	(2,250)
Call - U.S. Treasury 10-Year Notes (05/22)	127.50	04/22/22	CME	2	255,000	747	(95)
Call - U.S. Treasury 10-Year Notes (05/22)	128.00	04/22/22	CME	11	1,408,000	7,403	(516)
Call - U.S. Treasury 10-Year Notes (05/22)	128.50	04/22/22	CME	3	385,500	2,760	(94)
Call - U.S. Treasury 10-Year Notes (05/22)	129.00	04/22/22	CME	12	1,548,000	9,604	(375)
Call - U.S. Treasury 30-Year Bonds (05/22)	152.00	04/22/22	CME	2	304,000	1,559	(2,000)
Call - U.S. Treasury 30-Year Bonds (05/22)	153.00	04/22/22	CME	4	612,000	3,368	(2,875)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 30-Year Bonds (05/22)	$154.00	04/22/22	CME	5	$770,000	$5,538	($2,578)
Call - U.S. Treasury 30-Year Bonds (05/22)	156.00	04/22/22	CME	1	156,000	842	(281)
Call - Euro-Bund (05/22)	EUR 161.50	04/22/22	EUX	1	EUR 161,500	813	(482)
Call - Euro-Bund (05/22)	162.00	04/22/22	EUX	3	486,000	4,272	(1,168)
Call - U.S. Treasury 5-Year Notes (06/22)	$114.75	05/20/22	CME	35	$4,016,250	20,721	(28,984)
Call - U.S. Treasury 10-Year Notes (06/22)	124.00	05/20/22	CME	100	12,400,000	62,311	(78,125)
Call - U.S. Treasury 10-Year Notes (06/22)	124.50	05/20/22	CME	27	3,361,500	14,516	(16,453)
Call - U.S. Treasury 10-Year Notes (06/22)	126.00	05/20/22	CME	9	1,134,000	5,969	(2,672)
Call - U.S. Treasury 10-Year Notes (06/22)	127.00	05/20/22	CME	30	3,810,000	25,448	(5,625)
Call - U.S. Treasury 10-Year Notes (06/22)	130.00	05/20/22	CME	30	3,900,000	16,120	(2,344)
Call - U.S. Treasury 30-Year Bonds (06/22)	155.00	05/20/22	CME	2	310,000	1,731	(1,969)
Call - U.S. Treasury 30-Year Bonds (06/22)	156.00	05/20/22	CME	1	156,000	936	(797)
Call - Eurodollar (12/22)	99.00	12/19/22	CME	2	495,000	646	(188)

						452,834	(377,553)

Put - U.S. Treasury 10-Year Notes (04/22)	122.50	04/01/22	CME	5	612,500	773	(703)
Put - U.S. Treasury 10-Year Notes (04/22)	122.75	04/01/22	CME	6	736,500	1,162	(1,313)
Put - U.S. Treasury 5-Year Notes (05/22)	114.00	04/22/22	CME	52	5,928,000	16,879	(16,656)
Put - U.S. Treasury 10-Year Notes (05/22)	122.25	04/22/22	CME	4	489,000	2,524	(2,375)
Put - U.S. Treasury 10-Year Notes (05/22)	126.50	04/22/22	CME	2	253,000	2,059	(7,406)
Put - U.S. Treasury 10-Year Notes (05/22)	127.00	04/22/22	CME	3	381,000	1,964	(12,563)

						25,361	(41,016)

Total Options on Futures						$478,195	($418,569)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 2.500% due 05/12/52	$99.77	05/05/22	JPM	$300,000	$1,242	($61)
Call - Fannie Mae 3.000% due 06/13/52	98.41	06/06/22	JPM	200,000	1,063	(1,384)

					2,305	(1,445)

Put - Fannie Mae 3.000% due 06/13/52	96.41	06/06/22	JPM	200,000	1,242	(1,563)

Total Options on Securities					$3,547	($3,008)

Total Written Options					$481,742	($421,577)

(h)	Swap agreements outstanding as of March 31, 2022 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread at 03/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	Q	1.000%	06/20/27	MSC	1.919%	$500,000	($21,706)	($28,267)	$6,561

				Exchange
Rolls-Royce PLC	Q	1.000%	12/20/24	ICE	1.378%	EUR 800,000	(8,729)	(4,034)	(4,695)
Apache Corp	Q	1.000%	06/20/26	ICE	1.148%	$220,000	(1,221)	(11,403)	10,182
General Electric Co	Q	1.000%	06/20/26	ICE	0.703%	400,000	4,878	2,736	2,142
Apache Corp	Q	1.000%	12/20/26	ICE	1.268%	524,000	(5,992)	(15,568)	9,576
Boeing Co	Q	1.000%	12/20/26	ICE	1.428%	300,000	(5,466)	(1,695)	(3,771)
Stellantis N.V.	Q	5.000%	12/20/26	ICE	1.365%	EUR 300,000	55,595	68,879	(13,284)
British Telecommunications PLC	Q	1.000%	06/20/28	ICE	1.255%	300,000	(4,933)	(1,477)	(3,456)

							34,132	37,438	(3,306)

Total Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection							$12,426	$9,171	$3,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Main 36 5Y	Q	5.000%	12/20/26	ICE	EUR 2,100,000	$188,180	$298,792	($110,612)
CDX IG 38 5Y	Q	1.000%	06/20/27	ICE	$41,026,000	671,186	568,119	103,067
CDX HY 38 5Y	Q	5.000%	06/20/27	ICE	4,110,000	232,879	210,885	21,994
CDX iTraxx Main 37 5Y	Q	5.000%	06/20/27	ICE	EUR 600,000	49,410	43,774	5,636

						$1,141,655	$1,121,570	$20,085

Total Credit Default Swaps						$1,154,081	$1,130,741	$23,340

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	1-Day JPY-TONAR	S / S	LCH	04/07/22	JPY 4,000,000	$7	$—	$7
0.000%	1-Day JPY-TONAR	S / S	LCH	04/22/22	10,000,000	17	—	17
0.000%	1-Day JPY-TONAR	S / S	LCH	05/12/22	13,260,000	22	—	22
0.190%	3-Month USD-LIBOR	S / Q	CME	06/15/22	$5,492,000	(4,900)	(25)	(4,875)
2.800%	3-Month USD-LIBOR	S / Q	CME	08/22/23	500,000	5,356	—	5,356
1.320%	1-Day USD-SOFR	A / A	LCH	12/21/23	3,900,000	(54,050)	(21,636)	(32,414)
0.000%	1-Day JPY-TONAR	A / A	LCH	03/17/24	JPY 1,300,000,000	(5,684)	19,440	(25,124)
0.820%	3-Month USD-LIBOR	S / Q	CME	06/04/24	$27,829,000	(606,921)	—	(606,921)
(0.068%)	1-Day JPY-TONAR	S / S	LCH	09/18/26	JPY 120,000,000	(6,895)	—	(6,895)
(0.097%)	1-Day JPY-TONAR	S / S	LCH	09/24/26	82,000,000	(5,617)	106	(5,723)
3.370%	U.S. CPI Urban Consumers	Z / Z	LCH	11/18/26	$3,880,000	(105,023)	41,155	(146,178)
1.550%	1-Day USD-SOFR	A / A	CME	03/04/27	2,938,000	(86,524)	(4,562)	(81,962)
0.300%	1-Day JPY-TONAR	S / S	LCH	03/20/28	JPY 166,000,000	13,703	24,874	(11,171)
7.450%	28-Day MXN-TIIE	L / L	CME	07/18/29	MXN 63,630,000	(126,646)	26,769	(153,415)
2.770%	U.S. CPI Urban Consumers	Z / Z	LCH	10/20/31	$2,820,000	(160,592)	2,442	(163,034)
0.750%	6-Month EUR-LIBOR	A / S	LCH	06/15/32	EUR 3,800,000	(193,551)	(135,837)	(57,714)
0.750%	1-Day GBP-SONIA	A / A	LCH	03/16/52	GBP 500,000	(108,404)	(110,908)	2,504

						($1,445,702)	($158,182)	($1,287,520)

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	6-Month JPY-LIBOR	S / S	LCH	04/07/22	JPY 4,000,000	($7)	$—	($7)
0.000%	6-Month JPY-LIBOR	S / S	LCH	04/22/22	10,000,000	(27)	—	(27)
0.000%	6-Month JPY-LIBOR	S / S	LCH	05/12/22	13,260,000	(30)	—	(30)
3.970%	U.S. CPI Urban Consumers	Z / Z	LCH	11/18/23	$3,880,000	106,228	(14,294)	120,522
2.950%	U.S. CPI Urban Consumers	Z / Z	LCH	10/20/26	2,820,000	138,684	(1,481)	140,165
1.520%	1-Day USD-SOFR	A / A	CME	11/20/26	4,410,000	95,333	(7,556)	102,889
0.710%	1-Day USD-SOFR	A / A	CME	05/15/27	5,461,000	371,797	12,349	359,448
1.350%	3-Month USD-LIBOR	S /Q	CME	02/15/28	4,307,000	250,300	(23,353)	273,653
1.130%	1-Day USD-SOFR	A / A	CME	08/15/28	6,054,000	349,623	33,535	316,088
1.220%	1-Day USD-SOFR	A / A	CME	08/15/28	3,309,000	172,652	(1,418)	174,070
1.200%	1-Day USD-SOFR	A / A	CME	11/01/28	1,908,000	101,116	(111)	101,227

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.450%	1-Day JPY-TONAR	S / S	LCH	03/20/29	JPY 260,000,000	($42,744)	($91,663)	$48,919
1.733%	1-Day USD-SOFR	A / A	CME	10/20/31	$2,820,000	27,836	11,118	16,718
0.050%	1-Day JPY-TONAR	A / A	LCH	12/15/31	JPY 3,000,000	476	471	5
0.202%	1-Day JPY-TONAR	A / A	LCH	02/08/32	30,000,000	1,273	—	1,273
0.225%	1-Day JPY-TONAR	A / A	LCH	02/09/32	16,000,000	378	—	378
0.253%	1-Day JPY-TONAR	A / A	LCH	02/10/32	11,000,000	9	—	9
2.000%	1-Day USD-SOFR	A / A	CME	03/18/32	$1,461,000	11,535	11,842	(307)
0.800%	1-Day JPY-TONAR	S / S	LCH	10/22/38	JPY 10,000,000	(4,769)	—	(4,769)
0.785%	1-Day JPY-TONAR	S / S	LCH	11/12/38	13,260,000	(5,988)	46	(6,034)
0.560%	1-Day USD-SOFR	A /A	CME	07/20/45	$1,380,000	374,645	12,421	362,224
0.740%	1-Day USD-SOFR	A /A	CME	08/19/45	640,000	152,314	—	152,314
0.641%	1-Day JPY-TONAR	S /S	CME	05/09/46	JPY 187,300,000	18,549	250	18,299
1.520%	1-Day USD-SOFR	A /A	CME	02/15/47	$3,080,000	298,604	(3,068)	301,672
1.729%	1-Day USD-SOFR	A /A	CME	02/15/47	240,000	13,444	—	13,444
1.650%	1-Day USD-SOFR	A /A	CME	08/15/47	3,908,000	295,026	435,154	(140,128)
0.538%	1-Day JPY-TONAR	S /S	LCH	03/15/51	JPY 41,000,000	14,635	(231)	14,866
0.350%	1-Day JPY-TONAR	S /S	LCH	03/17/51	10,000,000	7,723	5,297	2,426
0.557%	1-Day JPY-TONAR	S /S	LCH	03/17/51	87,700,000	27,608	—	27,608
0.565%	1-Day JPY-TONAR	S / S	LCH	03/19/51	48,000,000	14,274	—	14,274
0.570%	1-Day JPY-TONAR	S / S	LCH	03/19/51	10,000,000	2,856	—	2,856
0.572%	1-Day JPY-TONAR	S / S	LCH	04/07/51	4,000,000	1,043	—	1,043
1.671%	3-Month USD-LIBOR	S /Q	CME	07/09/51	$1,080,000	133,018	(4,813)	137,831
0.800%	1-Day JPY-TONAR	A / A	LCH	06/15/52	JPY 10,000,000	(1,818)	(130)	(1,688)
0.750%	1-Day GBP-SONIA	A / A	LCH	09/21/52	GBP 2,000,000	432,785	409,194	23,591

						$3,358,381	$783,559	$2,574,822

Total Interest Rate Swaps						$1,912,679	$625,377	$1,287,302

Total Swap Agreements						$3,066,760	$1,756,118	$1,310,642

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$6,561
Liabilities	(28,267)	—
Centrally Cleared Swap Agreements (1)
Assets	2,239,648	2,888,315
Liabilities	(455,263)	(1,584,234)

	$1,756,118	$1,310,642

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2022

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$94,592	$94,592	$—	$—
	Corporate Bonds & Notes	145,483,422	—	145,483,422	—
	Senior Loan Notes	15,033,389	—	14,944,177	89,212
	Mortgage-Backed Securities	143,894,393	—	143,894,393	—
	Asset-Backed Securities	36,111,824	—	35,779,949	331,875
	U.S. Treasury Obligations	77,730,422	—	77,730,422	—
	Foreign Government Bonds & Notes	20,555,602	—	20,555,602	—
	Municipal Bonds	1,024,278	—	1,024,278	—
	Short-Term Investments	10,514,551	4,703,048	5,811,503	—
	Derivatives:
	Credit Contracts
	Swaps	159,158	—	159,158	—
	Foreign Currency Contracts
	Futures	412,787	412,787	—	—
	Forward Foreign Currency Contracts	1,035,084	—	1,035,084	—
	Purchased Options	862	—	862	—

	Total Foreign Currency Contracts	1,448,733	412,787	1,035,946	—

	Interest Rate Contracts
	Futures	2,689,431	2,689,431	—	—
	Purchased Options	67,821	—	67,821	—
	Swaps	2,735,718	—	2,735,718	—

	Total Interest Rate Contracts	5,492,970	2,689,431	2,803,539	—

	Total Assets - Derivatives	7,100,861	3,102,218	3,998,643	—

	Total Assets	457,543,334	7,899,858	449,222,389	421,087

Liabilities	Due to Custodian	(4,057,359)	—	(4,057,359)	—
	Securities Sold Short
	Mortgaged-Backed Securities	(1,858,734)	—	(1,858,734)	—
	Derivatives:
	Credit Contracts
	Swaps	(135,818)	—	(135,818)	—
	Foreign Currency Contracts
	Futures	(128,610)	(128,610)	—	—
	Forward Foreign Currency Contracts	(1,262,836)	—	(1,262,836)	—

	Total Foreign Currency Contracts	(1,391,446)	(128,610)	(1,262,836)	—

	Interest Rate Contracts
	Futures	(6,320,234)	(6,320,234)	—	—
	Written Options	(421,577)	—	(421,577)	—
	Swaps	(1,448,416)	—	(1,448,416)	—

	Total Interest Rate Contracts	(8,190,227)	(6,320,234)	(1,869,993)	—

	Total Liabilities - Derivatives	(9,717,491)	(6,448,844)	(3,268,647)	—

	Total Liabilities	(15,633,584)	(6,448,844)	(9,184,740)	—

	Total	$441,909,750	$1,451,014	$440,037,649	$421,087

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.5%

Basic Materials - 1.3%

ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	$55,000	$55,111
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	200,000	205,755
Ecolab Inc 1.650% due 02/01/27	50,000	47,029
LYB International Finance III LLC 1.250% due 10/01/25	138,000	127,898
Nucor Corp 2.000% due 06/01/25	65,000	62,991
POSCO Holdings Inc (South Korea) 2.375% due 11/12/22 ~	450,000	449,594
Westlake Corp 0.875% due 08/15/24	25,000	23,995

		972,373

Communications - 3.7%

Charter Communications Operating LLC
4.464% due 07/23/22	790,000	792,953
4.908% due 07/23/25	350,000	363,292
Expedia Group Inc 3.600% due 12/15/23	260,000	262,311
NBN Co Ltd (Australia) 1.450% due 05/05/26 ~	250,000	231,627
Rogers Communications Inc (Canada) 3.200% due 03/15/27 ~	155,000	152,834
SES SA (Luxembourg) 3.600% due 04/04/23 ~	98,000	98,574
The Walt Disney Co 1.750% due 01/13/26	90,000	86,321
T-Mobile USA Inc 2.250% due 02/15/26	145,000	136,793
Verizon Communications Inc
0.850% due 11/20/25	235,000	217,712
1.450% due 03/20/26	165,000	155,339
2.625% due 08/15/26	195,000	190,918

		2,688,674

Consumer, Cyclical - 6.8%

American Airlines Pass-Through Trust ‘B’ 3.700% due 10/15/25	122,764	115,525
Brunswick Corp 0.850% due 08/18/24	160,000	151,386
Daimler Trucks Finance North America LLC (Germany) 1.625% due 12/13/24 ~	150,000	143,353
General Motors Co
4.875% due 10/02/23	165,000	170,062
5.400% due 10/02/23	210,000	217,374
General Motors Financial Co Inc 2.900% due 02/26/25	210,000	205,321
Genuine Parts Co 1.750% due 02/01/25	50,000	47,793
Hasbro Inc 3.000% due 11/19/24	280,000	278,004
Hyatt Hotels Corp 1.300% due 10/01/23	75,000	73,126
Hyundai Capital America
0.800% due 01/08/24 ~	120,000	114,622
0.875% due 06/14/24 ~	50,000	47,239
1.000% due 09/17/24 ~	60,000	56,484
2.375% due 02/10/23 ~	270,000	269,242
2.850% due 11/01/22 ~	121,000	121,399
3.000% due 06/20/22 ~	235,000	235,540
Lowe’s Cos Inc 3.350% due 04/01/27	30,000	30,209

	Principal Amount	Value
Magallanes Inc 3.755% due 03/15/27 ~	$350,000	$349,947
Marriott International Inc 3.600% due 04/15/24	240,000	242,628
Nissan Motor Acceptance Co LLC
2.600% due 09/28/22 ~	195,000	195,030
2.650% due 07/13/22 ~	30,000	30,056
Nissan Motor Co Ltd (Japan) 3.043% due 09/15/23 ~	230,000	229,603
Nordstrom Inc 2.300% due 04/08/24	20,000	19,787
QVC Inc 4.375% due 03/15/23	470,000	473,097
Ross Stores Inc 4.600% due 04/15/25	460,000	478,653
Stellantis Finance US Inc 1.711% due 01/29/27 ~	200,000	182,616
United Airlines Pass-Through Trust ‘B’ 3.500% due 05/01/28	75,203	68,092
Volkswagen Group of America Finance LLC (Germany)
2.700% due 09/26/22 ~	200,000	200,864
2.900% due 05/13/22 ~	200,000	200,266

		4,947,318

Consumer, Non-Cyclical - 6.0%

AbbVie Inc
2.600% due 11/21/24	535,000	531,793
2.950% due 11/21/26	260,000	257,949
3.200% due 05/14/26	25,000	25,099
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	60,000	61,391
Astrazeneca Finance LLC (United Kingdom) 1.200% due 05/28/26	190,000	176,421
BAT International Finance PLC (United Kingdom)
1.668% due 03/25/26	210,000	192,962
4.448% due 03/16/28	180,000	180,769
Baxalta Inc 3.600% due 06/23/22	95,000	95,097
Becton Dickinson and Co 3.734% due 12/15/24	58,000	58,990
Cardinal Health Inc
3.200% due 03/15/23	210,000	211,563
3.500% due 11/15/24	270,000	272,682
CVS Health Corp
2.875% due 06/01/26	65,000	64,440
3.000% due 08/15/26	50,000	49,664
HCA Inc 3.125% due 03/15/27 ~	130,000	127,227
Health Care Service Corp 1.500% due 06/01/25 ~	190,000	180,986
HPHT Finance 19 Ltd (Hong Kong) 2.875% due 11/05/24 ~	200,000	198,138
Humana Inc
1.350% due 02/03/27	20,000	18,147
3.850% due 10/01/24	25,000	25,418
4.500% due 04/01/25	225,000	233,245
Imperial Brands Finance PLC (United Kingdom) 3.125% due 07/26/24 ~	200,000	198,298
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	150,000	140,882
Mondelez International Inc 2.625% due 03/17/27	95,000	92,855
PeaceHealth Obligated Group 1.375% due 11/15/25	40,000	37,741
Perrigo Finance Unlimited Co 3.900% due 12/15/24	255,000	256,320
Royalty Pharma PLC 0.750% due 09/02/23	190,000	184,564

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
S&P Global Inc 2.450% due 03/01/27 ~	$250,000	$243,557
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	55,000	55,177
Triton Container International Ltd (Bermuda) 0.800% due 08/01/23 ~	200,000	194,123

		4,365,498

Energy - 6.1%

Aker BP ASA (Norway) 3.000% due 01/15/25 ~	230,000	226,863
Canadian Natural Resources Ltd (Canada) 2.050% due 07/15/25	260,000	249,607
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25	185,000	195,379
7.000% due 06/30/24	290,000	308,712
Devon Energy Corp 8.250% due 08/01/23	70,000	74,187
Enbridge Inc (Canada)
2.500% due 01/15/25	155,000	152,442
2.500% due 02/14/25	75,000	73,391
Energy Transfer LP
2.900% due 05/15/25	60,000	58,752
4.250% due 03/15/23	300,000	303,382
4.250% due 04/01/24	15,000	15,301
5.875% due 01/15/24	285,000	297,024
Eni SPA (Italy) 4.000% due 09/12/23 ~	270,000	273,782
Gray Oak Pipeline LLC
2.000% due 09/15/23 ~	45,000	44,362
2.600% due 10/15/25 ~	90,000	86,465
Sabine Pass Liquefaction LLC
5.625% due 04/15/23	315,000	322,424
5.625% due 03/01/25	65,000	68,767
5.750% due 05/15/24	100,000	104,711
Saudi Arabian Oil Co (Saudi Arabia) 1.250% due 11/24/23 ~	200,000	195,705
Schlumberger Finance Canada Ltd 1.400% due 09/17/25	70,000	66,493
Schlumberger Holdings Corp
3.750% due 05/01/24 ~	315,000	320,940
4.000% due 12/21/25 ~	75,000	76,285
The Williams Cos Inc
3.350% due 08/15/22	120,000	120,207
3.700% due 01/15/23	375,000	377,500
Western Midstream Operating LP 4.000% due 07/01/22	425,000	425,000

		4,437,681

Financial - 17.6%

AerCap Ireland Capital DAC (Ireland)
1.650% due 10/29/24	175,000	165,418
4.125% due 07/03/23	150,000	150,960
4.500% due 09/15/23	195,000	196,569
4.875% due 01/16/24	150,000	152,092
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	200,000	203,563
Air Lease Corp 2.250% due 01/15/23	175,000	175,139
American Express Co 2.250% due 03/04/25	220,000	216,257
American Tower Corp REIT 2.400% due 03/15/25	85,000	82,804
Athene Global Funding
1.716% due 01/07/25 ~	215,000	205,099
2.514% due 03/08/24 ~	265,000	261,021
Avolon Holdings Funding Ltd (Ireland)
2.875% due 02/15/25 ~	125,000	120,139
3.950% due 07/01/24 ~	65,000	64,839
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	400,000	388,829

	Principal Amount	Value
Bank of America Corp
0.976% due 04/22/25	$150,000	$143,878
1.734% due 07/22/27	105,000	97,607
Bank of Ireland Group PLC (Ireland) 4.500% due 11/25/23 ~	345,000	351,888
Banque Federative du Credit Mutuel SA (France) 0.650% due 02/27/24 ~	295,000	282,496
Barclays PLC (United Kingdom) 1.007% due 12/10/24	200,000	192,133
BDO Unibank Inc (Philippines) 2.950% due 03/06/23 ~	400,000	398,606
BNP Paribas SA (France) 2.591% due 01/20/28 ~	200,000	188,419
BPCE SA (France) 5.700% due 10/22/23 ~	400,000	413,940
Brighthouse Financial Global Funding 1.000% due 04/12/24 ~	120,000	115,014
Capital One Financial Corp
2.636% due 03/03/26	135,000	132,241
3.500% due 06/15/23	130,000	131,552
Citigroup Inc 0.981% due 05/01/25	125,000	119,253
CNO Global Funding
1.650% due 01/06/25 ~	150,000	142,981
1.750% due 10/07/26 ~	150,000	138,518
Corebridge Financial Inc due 04/04/25 # ~	85,000	84,933
Credicorp Ltd (Peru) 2.750% due 06/17/25 ~	200,000	192,750
Crown Castle International Corp REIT
1.050% due 07/15/26	150,000	135,727
2.900% due 03/15/27	105,000	101,680
Danske Bank AS (Denmark)
due 03/28/25 # ~	200,000	200,516
5.375% due 01/12/24 ~	280,000	288,817
Equitable Financial Life Global Funding
1.100% due 11/12/24 ~	125,000	118,590
1.400% due 07/07/25 ~	255,000	239,666
HSBC Holdings PLC (United Kingdom)
1.162% due 11/22/24	200,000	193,232
2.099% due 06/04/26	315,000	299,809
Jackson Financial Inc 1.125% due 11/22/23 ~	140,000	135,867
Jackson National Life Global Funding 1.750% due 01/12/25 ~	150,000	143,789
JPMorgan Chase & Co 0.824% due 06/01/25	140,000	133,609
LeasePlan Corp NV (Netherlands) 2.875% due 10/24/24 ~	200,000	195,545
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	200,000	199,522
LSEGA Financing PLC (United Kingdom) 0.650% due 04/06/24 ~	200,000	190,973
Mitsubishi UFJ Financial Group Inc (Japan) 0.953% due 07/19/25	220,000	208,711
Mizuho Financial Group Cayman 2 Ltd (Japan) 4.200% due 07/18/22 ~	230,000	231,463
Morgan Stanley
1.164% due 10/21/25	105,000	99,836
2.630% due 02/18/26	130,000	127,617
NatWest Markets PLC (United Kingdom) 2.375% due 05/21/23 ~	485,000	482,636
Park Aerospace Holdings Ltd (Ireland)
4.500% due 03/15/23 ~	185,000	186,405
5.250% due 08/15/22 ~	190,000	191,253
Protective Life Global Funding 3.218% due 03/28/25 ~	150,000	149,855
Public Storage REIT 0.613% (SOFR + 0.470%) due 04/23/24 §	70,000	70,006

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
QNB Finance Ltd (Qatar) 3.500% due 03/28/24 ~	$280,000	$281,458
Santander Holdings USA Inc 2.490% due 01/06/28	95,000	88,777
SBA Tower Trust REIT
1.631% due 11/15/26 ~	70,000	65,826
1.884% due 01/15/26 ~	70,000	66,097
2.836% due 01/15/25 ~	230,000	226,387
3.448% due 03/15/23 ~	320,000	320,164
Simon Property Group LP REIT 2.000% due 09/13/24	65,000	63,838
Standard Chartered PLC (United Kingdom)
1.822% due 11/23/25 ~	200,000	190,193
3.950% due 01/11/23 ~	390,000	392,123
Synchrony Financial 4.250% due 08/15/24	130,000	131,914
The Charles Schwab Corp 2.450% due 03/03/27	245,000	238,261
The Goldman Sachs Group Inc 3.500% due 04/01/25	135,000	136,089
The Western Union Co 2.850% due 01/10/25	240,000	237,461
Truist Financial Corp 0.670% (SOFR + 0.400%) due 06/09/25 §	100,000	99,431
UniCredit SPA (Italy) 3.750% due 04/12/22 ~	240,000	240,057
Wells Fargo & Co 2.188% due 04/30/26	95,000	91,705
Willis North America Inc 3.600% due 05/15/24	90,000	90,582

		12,794,425

Industrial - 1.6%

Avnet Inc 4.875% due 12/01/22	45,000	45,876
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	35,000	35,020
Canadian Pacific Railway Co (Canada)
1.350% due 12/02/24	170,000	163,157
1.750% due 12/02/26	75,000	70,766
Carrier Global Corp 2.242% due 02/15/25	60,000	58,471
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	200,000	189,067
Penske Truck Leasing Co LP 2.700% due 03/14/23 ~	95,000	95,466
SMBC Aviation Capital Finance DAC (Ireland)
3.550% due 04/15/24 ~	200,000	199,192
4.125% due 07/15/23 ~	265,000	265,879

		1,122,894

Technology - 2.1%

CDW LLC 5.500% due 12/01/24	40,000	41,446
Fortinet Inc 1.000% due 03/15/26	95,000	86,570
Marvell Technology Inc 4.200% due 06/22/23	140,000	142,341
Microchip Technology Inc
0.972% due 02/15/24	160,000	153,453
0.983% due 09/01/24 ~	135,000	127,930
2.670% due 09/01/23	205,000	204,422
NXP BV (China)
2.700% due 05/01/25 ~	40,000	38,813
3.875% due 06/18/26 ~	55,000	55,250
4.625% due 06/01/23 ~	400,000	406,457
4.875% due 03/01/24 ~	95,000	97,658
Qorvo Inc 1.750% due 12/15/24 ~	65,000	62,078

	Principal Amount	Value
Skyworks Solutions Inc 0.900% due 06/01/23	$45,000	$44,015
Workday Inc due 04/01/27 #	50,000	50,021

		1,510,454

Utilities - 4.3%

Alexander Funding Trust 1.841% due 11/15/23 ~	120,000	116,381
APT Pipelines Ltd (Australia) 4.200% due 03/23/25 ~	215,000	218,188
Enel Finance International NV (Italy) 1.375% due 07/12/26 ~	200,000	183,869
FirstEnergy Corp 3.350% due 07/15/22	240,000	240,294
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	300,000	311,772
NextEra Energy Capital Holdings Inc 1.875% due 01/15/27	160,000	150,317
NRG Energy Inc 3.750% due 06/15/24 ~	130,000	129,598
Pacific Gas and Electric Co
1.750% due 06/16/22	810,000	809,165
3.500% due 06/15/25	135,000	131,878
Sempra Energy 3.300% due 04/01/25	65,000	65,150
Southern California Gas Co 2.950% due 04/15/27	90,000	88,868
The AES Corp 3.300% due 07/15/25 ~	155,000	152,402
Vistra Operations Co LLC 3.550% due 07/15/24 ~	530,000	525,367

		3,123,249

Total Corporate Bonds & Notes (Cost $36,857,094)		35,962,566

MORTGAGE-BACKED SECURITIES - 19.9%

Collateralized Mortgage Obligations - Commercial - 6.0%

Austin Fairmont Hotel Trust 1.447% (USD LIBOR + 1.050%) due 09/15/32 ~ §	115,000	113,880
BAMLL Commercial Mortgage Securities Trust 3.490% due 04/14/33 ~	130,000	127,852
Bank 2019-BNK 19 2.263% due 08/15/61	70,361	68,663
Bank 2019-BNK 24 2.056% due 11/15/62	78,817	77,503
BCP Trust 1.196% (USD LIBOR + 0.799%) due 06/15/38 ~ §	70,000	68,604
BIG Commercial Mortgage Trust 2.642% (SOFR + 2.340%) due 02/15/39 ~ §	100,000	99,560
BPR Trust 1.547% (USD LIBOR + 1.150%) due 09/15/38 ~ §	105,000	102,812
BX Commercial Mortgage Trust
1.317% (USD LIBOR + 0.920%) due 10/15/36 ~ §	83,424	83,116
1.797% (USD LIBOR + 1.400%) due 06/15/38 ~ §	100,000	97,622
BX Trust 2.043% (USD LIBOR + 1.646%) due 10/15/36 ~ §	75,000	73,565
CGDB Commercial Mortgage Trust 2.047% (USD LIBOR + 1.650%) due 11/15/36 ~ §	350,000	344,784

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Commercial Mortgage Trust
3.221% due 10/10/48	$114,204	$113,586
3.633% due 02/10/37 ~ §	120,000	114,474
3.926% due 03/10/48 §	65,000	64,684
4.701% due 03/10/47	195,000	196,999
4.705% due 08/10/47 ~ §	100,000	94,192
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	82,061	81,352
Extended Stay America Trust 2.097% (USD LIBOR + 1.700%) due 07/15/38 ~ §	114,297	112,873
Great Wolf Trust 2.030% (USD LIBOR + 1.633%) due 12/15/36 ~ §	145,000	142,433
GS Mortgage Securities Corp Trust 1.997% (USD LIBOR + 1.600%) due 05/15/26 ~ §	100,000	98,935
InTown Hotel Portfolio Trust 2.047% (USD LIBOR + 1.650%) due 01/15/33 ~ §	100,000	99,565
JP Morgan Chase Commercial Mortgage Securities Trust
1.747% (USD LIBOR + 1.350%) due 09/15/29 ~ §	380,000	373,811
1.997% (USD LIBOR + 1.600%) due 09/15/29 ~ §	120,000	117,765
2.167% (USD LIBOR + 1.770%) due 10/15/33 ~ §	205,000	199,770
2.567% (USD LIBOR + 2.170%) due 10/15/33 ~ §	165,000	158,811
KIND Trust 2.147% (USD LIBOR + 1.750%) due 08/15/38 ~ §	130,000	127,602
KKR Industrial Portfolio Trust
1.397% (USD LIBOR + 1.000%) due 12/15/37 ~ §	75,000	73,409
1.647% (USD LIBOR + 1.250%) due 12/15/37 ~ §	75,000	73,240
MHC Trust 1.497% (USD LIBOR + 1.100%) due 05/15/23 ~ §	90,000	87,639
Morgan Stanley Capital I Trust 3.177% due 11/10/36 ~ §	255,000	239,017
New Orleans Hotel Trust 1.686% (USD LIBOR + 1.289%) due 04/15/32 ~ §	385,000	377,720
Shelter Growth CRE Issuer Ltd (Cayman) 1.477% (USD LIBOR + 1.080%) due 09/15/36 ~ §	72,400	71,412
SLIDE Fund Trust 2.497% (USD LIBOR + 2.100%) due 06/15/31 ~ §	119,793	117,495

		4,394,745

Collateralized Mortgage Obligations - Residential - 10.4%

Angel Oak Mortgage Trust
1.068% due 05/25/66 ~ §	67,668	64,171
1.115% due 01/25/66 ~ §	29,212	28,335
1.579% due 05/25/65 ~ §	49,261	48,454
1.691% due 04/25/65 ~ §	20,982	20,738
Barclays Mortgage Loan Trust 1.747% due 09/25/51 ~ §	166,832	161,054
Bayview MSR Opportunity Master Fund Trust (Cayman) 2.500% due 06/25/51 ~ §	123,549	118,488
BINOM Securitization Trust 2.625% due 06/25/56 ~ §	92,455	88,508

	Principal Amount	Value
COLT Mortgage Loan Trust
1.167% due 06/25/66 ~ §	$81,761	$75,394
1.419% due 09/27/66 ~ §	88,297	82,140
1.506% due 04/27/65 ~ §	21,053	21,001
Deephaven Residential Mortgage Trust
0.899% due 04/25/66 ~ §	73,671	69,609
0.973% due 05/25/65 ~ §	43,849	42,603
1.260% due 04/25/66 ~ §	73,671	69,533
Eagle RE Ltd (Bermuda) 1.649% (SOFR + 1.550%) due 04/25/34 ~ §	150,000	149,264
Ellington Financial Mortgage Trust
0.797% due 02/25/66 ~ §	46,421	44,747
0.931% due 06/25/66 ~ §	73,173	68,746
1.241% due 09/25/66 ~ §	92,825	85,219
1.291% due 06/25/66 ~ §	73,173	68,532
1.550% due 09/25/66 ~ §	92,825	85,100
Fannie Mae Connecticut Avenue Securities
1.099% (SOFR + 1.000%) due 12/25/41 ~ §	57,660	57,102
1.299% (SOFR + 1.200%) due 01/25/42 ~ §	213,714	212,051
1.657% (USD LIBOR + 1.200%) due 01/25/30 §	89,836	88,247
1.807% (USD LIBOR + 1.350%) due 09/25/29 §	6,707	6,656
2.199% (SOFR + 2.100%) due 03/25/42 ~ §	105,000	106,280
Flagstar Mortgage Trust
1.307% (USD LIBOR + 0.850%) due 03/25/50 ~ §	65,185	64,923
3.500% due 10/25/49 ~ §	36,652	36,546
4.000% due 09/25/48 ~ §	44,455	44,529
Freddie Mac STACR REMIC Trust
0.799% (SOFR + 0.700%) due 08/25/33 ~ §	15,662	15,581
0.949% (SOFR + 0.850%) due 09/25/41 ~ §	70,000	68,336
1.599% (SOFR + 1.500%) due 10/25/41 ~ §	100,000	95,224
2.307% (USD LIBOR + 1.850%) due 02/25/50 ~ §	116,352	116,152
3.557% (USD LIBOR + 3.100%) due 03/25/50 ~ §	113,408	114,009
Freddie Mac STACR Trust
1.407% (USD LIBOR + 0.950%) due 12/25/30 ~ §	69,154	68,917
1.857% (USD LIBOR + 1.400%) due 02/25/49 ~ §	120,740	119,163
Freddie Mac Structured Agency Credit Risk Debt Notes
0.899% (SOFR + 0.800%) due 08/25/33 ~ §	49,974	49,629
1.049% (SOFR + 0.950%) due 12/25/41 ~ §	115,000	112,206
1.899% (SOFR + 1.800%) due 11/25/41 ~ §	45,000	42,862
Freddie Mac Whole Loan Securities Trust 3.844% due 05/25/47 ~ §	16,915	16,883
Galton Funding Mortgage Trust
2.310% due 01/25/60 ~ §	6,410	6,372
2.832% due 01/25/60 ~ §	145,000	139,225
3.339% due 10/25/59 ~ §	140,000	136,025
3.500% due 11/25/57 ~ §	21,795	21,736
4.000% due 02/25/59 ~ §	25,863	25,929
GS Mortgage-Backed Securities Corp Trust
1.017% due 07/25/61 ~ §	56,386	54,285
2.500% due 10/25/51 ~ §	196,434	188,998

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
GS Mortgage-Backed Securities Trust
1.633% due 07/25/44 ~ §	$2,689	$2,712
2.500% due 01/25/52 ~ §	96,703	93,143
2.500% due 06/25/52 ~ §	232,412	223,983
Hundred Acre Wood Trust 2.500% due 07/25/51 ~ §	131,016	125,771
Imperial Fund Mortgage Trust 1.516% due 09/25/56 ~ §	90,029	83,563
Mello Mortgage Capital Acceptance 2.500% due 10/25/51 ~ §	104,058	99,748
Metlife Securitization Trust 3.000% due 04/25/55 ~ §	53,408	53,015
New Residential Mortgage Loan Trust
1.650% due 05/24/60 ~ §	25,639	25,207
2.464% due 01/26/60 ~ §	52,513	52,290
2.500% due 06/25/51 ~ §	90,373	86,754
2.500% due 09/25/51 ~ §	220,498	212,380
2.710% due 11/25/59 ~ §	97,369	96,976
NLT Trust
1.162% due 08/25/56 ~ §	236,036	222,122
1.520% due 08/25/56 ~ §	95,322	89,745
OBX Trust
1.054% due 07/25/61 ~ §	85,107	80,200
1.072% due 02/25/66 ~ §	59,946	58,224
1.207% (USD LIBOR + 0.750%) due 02/25/60 ~ §	47,927	47,677
1.407% (USD LIBOR + 0.950%) due 02/25/60 ~ §	24,578	24,446
1.657% (USD LIBOR + 1.200%) due 06/25/59 ~ §	65,095	64,842
2.500% due 05/25/51 ~ §	141,800	136,580
3.000% due 05/25/60 ~ §	34,789	34,218
3.500% due 12/25/49 ~ §	28,335	28,189
3.500% due 02/25/60 ~ §	94,124	92,153
Oceanview Mortgage Trust 2.500% due 12/25/51 ~ §	110,714	106,765
PSMC Trust
2.500% due 03/25/51 ~ §	198,587	190,611
2.500% due 05/25/51 ~ §	154,097	148,170
Sequoia Mortgage Trust
4.000% due 06/25/48 ~ §	38,138	38,232
4.000% due 08/25/48 ~ §	26,166	26,293
4.500% due 08/25/48 ~ §	4,361	4,389
SG Residential Mortgage Trust
1.381% due 05/25/65 ~ §	35,743	35,132
2.703% due 09/25/59 ~ §	9,110	9,008
3.166% due 03/27/62 ~ §	104,762	102,949
STACR Trust 1.707% (USD LIBOR + 1.250%) due 02/25/47 ~ §	72,939	72,726
Starwood Mortgage Residential Trust
0.943% due 05/25/65 ~ §	60,001	58,769
1.162% due 08/25/56 ~ §	76,908	74,006
2.408% due 02/25/50 ~ §	115,611	113,319
2.610% due 09/27/49 ~ §	8,342	8,363
Towd Point Mortgage Trust
2.250% due 07/25/56 ~ §	5,473	5,474
2.750% due 08/25/55 ~ §	2,101	2,101
2.750% due 10/25/56 ~ §	12,642	12,648
2.750% due 04/25/57 ~ §	27,343	27,386
3.750% due 05/25/58 ~ §	58,391	58,420
UWM Mortgage Trust 2.500% due 09/25/51 ~ §	41,882	40,172
Verus Securitization Trust
0.918% due 02/25/64 ~ §	62,454	61,290
1.052% due 01/25/66 ~ §	52,292	50,659
1.977% due 03/25/60 ~ §	32,885	32,455
2.724% due 01/25/60 ~ §	137,607	137,003
3.100% due 11/25/59 ~ §	108,189	108,179
3.117% due 07/25/59 ~ §	117,923	118,158
3.288% due 01/25/67 ~ §	171,185	166,554

	Principal Amount	Value
Vista Point Securitization Trust
1.763% due 03/25/65 ~ §	$30,625	$30,589
2.496% due 04/25/65 ~ §	40,792	39,789
Wells Fargo Mortgage-Backed Securities Trust 2.500% due 12/25/50 ~ §	165,061	158,143
ZH Trust 2.253% due 02/18/27 ~	100,000	99,296

		7,570,488

Fannie Mae - 1.8%

due 04/01/52 #	205,000	200,548
2.000% due 10/01/50	60,621	56,502
2.500% due 01/01/52	120,000	114,685
3.000% due 08/01/32	122,854	124,201
3.500% due 01/01/48 - 01/01/52	132,207	133,202
4.500% due 04/01/26 - 01/01/50	305,599	320,109
5.000% due 09/01/25 - 02/01/49	63,690	67,750
6.000% due 11/01/35 - 02/01/49	237,649	267,993

		1,284,990

Freddie Mac - 0.4%

2.500% due 01/01/52	54,485	52,115
4.000% due 02/01/50	94,054	96,886
4.500% due 03/01/49	21,585	22,438
5.000% due 12/01/41	51,568	54,445
7.000% due 03/01/39	23,345	25,481
7.500% due 06/01/38	24,074	26,373

		277,738

Government National Mortgage Association - 1.3%

due 04/20/52 #	322,000	323,862
3.000% due 09/20/47	164,117	163,483
4.000% due 10/20/50	107,646	110,425
5.000% due 01/20/48 - 05/20/48	133,311	141,725
5.500% due 09/15/45 - 02/20/49	158,769	175,472

		914,967

Total Mortgage-Backed Securities (Cost $14,885,673)		14,442,928

ASSET-BACKED SECURITIES - 14.0%

AmeriCredit Automobile Receivables Trust
0.890% due 10/19/26	115,000	109,318
0.970% due 02/18/26	85,000	83,636
1.060% due 08/18/26	80,000	76,882
1.210% due 12/18/26	65,000	61,480
1.290% due 06/18/27	140,000	130,702
1.590% due 10/20/25	165,000	163,060
1.800% due 12/18/25	160,000	156,176
Applebee’s Funding LLC 4.194% due 06/05/49 ~	257,400	256,397
Arbor Realty Commercial Real Estate Notes Ltd
1.467% (USD LIBOR + 1.070%) due 08/15/34 ~ §	150,000	149,584
1.747% (USD LIBOR + 1.350%) due 11/15/36 ~ §	110,000	109,231
ARI Fleet Lease Trust 2.060% due 11/15/28 ~	190,000	187,933
Avis Budget Rental Car Funding AESOP LLC
3.330% due 03/20/24 ~	260,000	260,608
4.950% due 03/20/25 ~	100,000	101,385
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 ~ §	70,652	69,705
Bayview Opportunity Master Fund IVb Trust 3.500% due 01/28/55 ~ §	44,259	44,016
Blackbird Capital Aircraft Lease Securitization Ltd 2.487% due 12/16/41 ~ §	88,542	84,405
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	191,827	189,491

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
BSPRT Issuer Ltd (Cayman) 1.550% (SOFR + 1.500%) due 02/15/37 ~ §	$185,000	$183,965
Carmax Auto Owner Trust 2.340% due 11/17/25	105,000	104,047
Cedar Funding XIV CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 07/15/33 ~ §	255,000	253,470
CIFC Funding Ltd (Cayman) 1.309% (USD LIBOR + 1.050%) due 04/24/30 ~ §	500,000	497,976
CNH Equipment Trust 3.010% due 04/15/24	31,389	31,555
Dryden 86 CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 07/17/34 ~ §	250,000	246,644
Elara HGV Timeshare Issuer LLC
2.690% due 03/25/30 ~	26,114	26,105
2.730% due 04/25/28 ~	76,578	76,337
Exeter Automobile Receivables Trust 3.020% due 06/15/28	165,000	160,722
Ford Credit Auto Owner Trust
1.740% due 04/15/33 ~	115,000	106,955
2.040% due 12/15/26	185,000	181,594
GM Financial Automobile Leasing Trust 2.560% due 07/22/24	95,000	95,459
GM Financial Consumer Automobile Receivables Trust 1.050% due 05/18/26	85,000	81,828
Hilton Grand Vacations Trust
2.660% due 12/26/28 ~	42,820	42,802
2.960% due 12/26/28 ~	17,841	17,795
Hyundai Auto Receivables Trust
1.600% due 12/15/26	150,000	145,232
2.940% due 05/15/25	165,000	166,132
Madison Park Funding Ltd (Cayman) 1.311% (USD LIBOR + 1.070%) due 07/15/33 ~ §	250,000	248,049
MF1 Ltd (Cayman) 1.511% (USD LIBOR + 1.080%) due 10/16/36 ~ §	110,000	108,826
MVW LLC 2.730% due 10/20/37 ~	54,678	53,502
MVW Owner Trust
2.420% due 12/20/34 ~	150,721	150,168
2.890% due 11/20/36 ~	153,015	151,244
Navient Private Education Refi Loan Trust
0.940% due 07/15/69 ~	106,967	101,060
1.170% due 09/16/69 ~	40,179	38,873
1.220% due 07/15/69 ~	138,517	135,259
2.230% due 07/15/70 ~	220,000	212,827
2.400% due 10/15/68 ~	61,772	61,405
2.460% due 11/15/68 ~	179,546	172,561
2.640% due 05/15/68 ~	209,679	206,671
Navistar Financial Dealer Note Master Trust
1.407% (USD LIBOR + 0.950%) due 07/25/25 ~ §	190,000	190,120
1.807% (USD LIBOR + 1.350%) due 07/25/25 ~ §	180,000	180,419
OCP CLO Ltd (Cayman)
1.374% (USD LIBOR + 1.120%) due 07/20/29 ~ §	415,000	413,737
1.791% (USD LIBOR + 1.550%) due 07/15/30 ~ §	250,000	248,197
Octane Receivables Trust 1.210% due 09/20/28 ~	84,088	82,031
Palmer Square CLO Ltd (Cayman) 1.586% (USD LIBOR + 1.080%) due 11/15/31 ~ §	250,000	248,456

	Principal Amount	Value
Santander Bank NA 1.833% due 12/15/31 ~	$215,330	$211,576
Santander Drive Auto Receivables Trust
1.010% due 01/15/26	125,000	123,616
1.670% due 10/15/27	70,000	66,260
2.560% due 04/17/28	200,000	195,751
3.760% due 07/16/29	185,000	184,139
Santander Retail Auto Lease Trust
1.140% due 03/20/26 ~	255,000	244,924
2.520% due 11/20/24 ~	165,000	164,296
Sierra Timeshare Receivables Funding LLC
1.340% due 11/20/37 ~	56,463	53,797
3.510% due 07/20/37 ~	56,079	55,132
SMB Private Education Loan Trust
1.290% due 07/15/53 ~	77,387	73,679
1.897% (USD LIBOR + 1.500%) due 04/15/32 ~ §	165,273	166,318
3.600% due 01/15/37 ~	85,353	84,790
Symphony CLO XXIII Ltd (Cayman) 1.261% (USD LIBOR + 1.020%) due 01/15/34 ~ §	250,000	248,041
Symphony Static CLO I Ltd (Cayman) 1.579% (USD LIBOR + 1.450%) due 10/25/29 ~ §	250,000	247,520
World Omni Auto Receivables Trust 1.640% due 08/17/26	120,000	117,700
World Omni Select Auto Trust
0.840% due 06/15/26	125,000	123,369
1.250% due 10/15/26	140,000	137,210

Total Asset-Backed Securities (Cost $10,343,312)		10,154,150

U.S. TREASURY OBLIGATIONS - 15.5%

U.S. Treasury Notes - 15.5%

0.125% due 08/31/23	3,610,000	3,512,417
0.250% due 09/30/23	740,000	719,607
0.375% due 10/31/23	40,000	38,892
0.375% due 08/15/24	250,000	238,135
0.500% due 11/30/23	1,190,000	1,156,833
0.750% due 12/31/23	950,000	925,545
0.875% due 01/31/24	935,000	911,333
1.500% due 02/29/24	2,745,000	2,705,219
1.750% due 03/15/25	1,045,000	1,022,957

Total U.S. Treasury Obligations (Cost $11,450,501)		11,230,938

MUNICIPAL BONDS - 0.2%

Golden State Tobacco Securitization Corp 1.711% due 06/01/24	100,000	97,326
Long Island Power Authority 0.764% due 03/01/23	75,000	74,218

Total Municipal Bonds (Cost $175,000)		171,544

SHORT-TERM INVESTMENTS - 3.4%

Corporate Notes - 0.1%

Pacific Gas and Electric Co 1.351% (SOFR + 1.150%) due 11/14/22 §	25,000	25,009

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value
Money Market Fund - 3.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,423,888	$2,423,888

Total Short-Term Investments (Cost $2,448,888)		2,448,897

TOTAL INVESTMENTS - 102.5% (Cost $76,160,468)		74,411,023

DERIVATIVES - 0.0%		5,691

OTHER ASSETS & LIABILITIES, NET - (2.5%)		(1,794,528)

NET ASSETS - 100.0%		$72,622,186

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	49.5%
Mortgage-Backed Securities	19.9%
U.S. Treasury Obligations	15.5%
Asset-Backed Securities	14.0%
Short-Term Investments	3.4%
Others (each less than 3.0%)	0.2%

	102.5%
Derivatives	0.0%
Other Assets & Liabilities, Net	(2.5%	)

	100.0%

(b)	Open futures contracts outstanding as of March 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/22	39	$8,311,625	$8,264,953	($46,672)
U.S. Treasury Ultra 10-Year Notes	06/22	4	560,346	541,875	(18,471)

					(65,143)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	06/22	18	2,101,611	2,064,375	37,236
U.S. Treasury 10-Year Notes	06/22	9	1,139,473	1,105,875	33,598

					70,834

Total Futures Contracts					$5,691

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$35,962,566	$—	$35,962,566	$—
	Mortgage-Backed Securities	14,442,928	—	14,442,928	—
	Asset-Backed Securities	10,154,150	—	10,154,150	—
	U.S. Treasury Obligations	11,230,938	—	11,230,938	—
	Municipal Bonds	171,544	—	171,544	—
	Short-Term Investments	2,448,897	2,423,888	25,009	—
	Derivatives:
	Interest Rate Contracts
	Futures	70,834	70,834	—	—

	Total Assets	74,481,857	2,494,722	71,987,135	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(65,143)	(65,143)	—	—

	Total Liabilities	(65,143)	(65,143)	—	—

	Total	$74,416,714	$2,429,579	$71,987,135	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2022

	Shares	Value
EXCHANGE-TRADED FUND - 1.4%

iShares JP Morgan USD Emerging Markets Bond	6,116	$597,900

Total Exchange-Traded Fund (Cost $582,627)		597,900

	Principal Amount
CORPORATE BONDS & NOTES - 34.5%

Azerbaijan - 1.2%

International Bank of Azerbaijan OJSC 3.500% due 09/01/24 ~	$250,000	235,000
Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	237,000	259,521

		494,521

Brazil - 2.7%

CSN Inova Ventures 6.750% due 01/28/28 ~	200,000	207,475
Itau Unibanco Holding SA 6.125% due 12/12/22 ~	350,000	349,534
MARB BondCo PLC 3.950% due 01/29/31 ~	200,000	177,391
MC Brazil Downstream Trading SARL 7.250% due 06/30/31 ~	300,000	276,032
Rede D’or Finance SARL 4.500% due 01/22/30 ~	164,000	151,131

		1,161,563

Burkina Faso - 0.4%

Endeavour Mining PLC 5.000% due 10/14/26 ~	200,000	184,456

China - 1.9%

Kaisa Group Holdings Ltd 9.950% due 07/23/25 ~	200,000	37,500
Logan Group Co Ltd 5.750% due 01/14/25 ~	250,000	60,625
Powerlong Real Estate Holdings Ltd 6.950% due 07/23/23 ~	200,000	81,000
Prosus NV 3.257% due 01/19/27 ~	425,000	388,921
Sunac China Holdings Ltd 6.800% due 10/20/24 ~	200,000	50,500
Tencent Holdings Ltd 3.925% due 01/19/38 ~	200,000	186,054

		804,600

Colombia - 0.1%

Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 151,000,000	34,903

Czech Republic - 0.7%

Energo-Pro AS 8.500% due 02/04/27 ~	$300,000	285,000

Ghana - 1.2%

Kosmos Energy Ltd 7.125% due 04/04/26 ~	300,000	293,703
7.500% due 03/01/28 ~	225,000	217,384

		511,087

	Principal Amount	Value
Hong Kong - 0.7%

Melco Resorts Finance Ltd 5.625% due 07/17/27 ~	$325,000	$294,193

India - 1.4%

Adani Electricity Mumbai Ltd 3.949% due 02/12/30 ~	275,000	249,269
HDFC Bank Ltd 3.700% due 08/25/26 ~	400,000	371,500

		620,769

Israel - 5.0%

Bank Hapoalim BM 3.255% due 01/21/32 ~	425,000	393,125
Energean Israel Finance Ltd 4.875% due 03/30/26 ~	375,000	363,560
5.375% due 03/30/28 ~	400,000	386,100
ICL Group Ltd 6.375% due 05/31/38 ~	250,000	275,000
Leviathan Bond Ltd 5.750% due 06/30/23 ~	150,000	152,236
6.125% due 06/30/25 ~	250,000	255,160
6.500% due 06/30/27 ~	325,000	334,696

		2,159,877

Macau - 0.4%

Studio City Finance Ltd 5.000% due 01/15/29 ~	200,000	152,554

Malaysia - 2.3%

1MDB Global Investments Ltd 4.400% due 03/09/23 ~	1,000,000	978,044

Mexico - 6.0%

America Movil SAB de CV due 04/04/32 # ~	350,000	350,000
Banco Mercantil del Norte SA 5.875% due 01/24/27 ~	250,000	231,875
Cemex SAB de CV 5.125% due 06/08/26 ~	200,000	196,579
5.200% due 09/17/30 ~	400,000	398,612
Comision Federal de Electricidad 5.000% due 09/29/36 ~	237,000	242,320
Petroleos Mexicanos 5.350% due 02/12/28	275,000	262,285
6.625% due 06/15/35	75,000	67,358
6.700% due 02/16/32	200,000	190,208
6.750% due 09/21/47	376,000	306,335
6.840% due 01/23/30	350,000	348,703

		2,594,275

Netherlands - 0.8%

United Group BV 4.000% due 11/15/27 ~	EUR 175,000	179,816
4.625% due 08/15/28 ~	175,000	181,661

		361,477

Nigeria - 0.7%

IHS Holding Ltd 5.625% due 11/29/26 ~	$325,000	309,069

Qatar - 0.9%

QIB Sukuk Ltd 3.982% due 03/26/24 ~	400,000	406,160

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value

Saudi Arabia - 0.7%

SA Global Sukuk Ltd 0.946% due 06/17/24 ~	$300,000	$287,368

South Africa - 3.9%

Absa Group Ltd 6.375% due 05/27/26 ~	325,000	316,193
Sasol Financing USA LLC 4.375% due 09/18/26	225,000	215,272
5.500% due 03/18/31	350,000	327,442
Stillwater Mining Co 4.000% due 11/16/26 ~	325,000	313,300
4.500% due 11/16/29 ~	250,000	233,125
The Bidvest Group UK PLC 3.625% due 09/23/26 ~	275,000	258,162

		1,663,494

Supranational - 0.7%

Africa Finance Corp 2.875% due 04/28/28 ~	300,000	277,596

Ukraine - 0.6%

NPC Ukrenergo 6.875% due 11/09/26 ~	275,000	110,000
State Agency of Roads of Ukraine 6.250% due 06/24/28 ~	300,000	127,500

		237,500

United Arab Emirates - 1.2%

Galaxy Pipeline Assets Bidco Ltd 2.160% due 03/31/34 ~	576,516	532,292

United States - 0.4%

LCPR Senior Secured Financing DAC 5.125% due 07/15/29 ~	200,000	191,340

Venezuela - 0.6%

Petroleos de Venezuela SA 5.375% due 04/12/27 * ~ Y	113,000	7,910
8.500% due 10/27/22 * ~ Y	1,360,500	231,285
9.000% due 11/17/22 * ~ Y	239,354	17,652
12.750% due 02/17/23 * ~ Y	117,000	8,629

		265,476

Total Corporate Bonds & Notes (Cost $16,928,306)		14,807,614

FOREIGN GOVERNMENT BONDS & NOTES - 50.5%

Angola - 1.9%

Angolan Government International 8.000% due 11/26/29 ~	275,000	277,096
9.500% due 11/12/25 ~	500,000	548,675

		825,771

Argentina - 2.5%

Argentine Republic Government International 0.500% due 07/09/30	1,800,000	607,518
1.125% due 07/09/35	1,225,000	375,046
2.000% due 01/09/38	150,000	56,790
2.500% due 07/09/41	100,000	35,441

		1,074,795

Bahamas - 0.9%

Bahamas Government International 6.000% due 11/21/28 ~	500,000	389,380

	Principal Amount	Value
Bahrain - 0.5%

Bahrain Government International 6.000% due 09/19/44 ~	$225,000	$196,839

Brazil - 4.2%

Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/27	BRL 9,000,000	1,799,333

Colombia - 1.9%

Colombia Government International 5.200% due 05/15/49	$200,000	171,204
5.625% due 02/26/44	450,000	409,036
6.125% due 01/18/41	250,000	243,314

		823,554

Dominican Republic - 1.2%

Dominican Republic International 4.875% due 09/23/32 ~	250,000	226,877
6.000% due 02/22/33 ~	275,000	269,434

		496,311

Ecuador - 1.8%

Ecuador Government International 0.500% due 07/31/40 ~	400,000	229,504
1.000% due 07/31/35 ~	525,000	344,668
5.000% due 07/31/30 ~	250,000	210,002

		784,174

Egypt - 2.0%

Egypt Government International 7.903% due 02/21/48 ~	400,000	326,038
8.500% due 01/31/47 ~	400,000	342,176
8.875% due 05/29/50 ~	200,000	173,684

		841,898

El Salvador - 1.1%

El Salvador Government International 6.375% due 01/18/27 ~	50,000	25,000
7.125% due 01/20/50 ~	450,000	203,630
7.625% due 09/21/34 ~	108,000	50,101
7.625% due 02/01/41 ~	300,000	140,253
7.650% due 06/15/35 ~	125,000	59,450

		478,434

Indonesia - 1.9%

Indonesia Treasury 5.500% due 04/15/26	IDR 11,800,000,000	824,731

Iraq - 2.0%

Iraq International 5.800% due 01/15/28 ~	$862,500	844,021

Ivory Coast - 2.5%

Ivory Coast Government International 4.875% due 01/30/32 ~	EUR 950,000	928,451
5.875% due 10/17/31 ~	125,000	128,411

		1,056,862

Mexico - 4.4%

Mexican Bonos 7.750% due 11/23/34	MXN 35,900,000	1,727,063
Mexico Government International 4.350% due 01/15/47	$200,000	185,398

		1,912,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
Nigeria - 2.9%

Nigeria Government International 7.143% due 02/23/30 ~	$300,000	$283,515
8.250% due 09/28/51 ~	575,000	502,395
8.375% due 03/24/29 ~	450,000	455,346

		1,241,256

Oman - 1.7%

Oman Government International 6.500% due 03/08/47 ~	200,000	196,561
6.750% due 01/17/48 ~	525,000	525,964

		722,525

Romania - 3.2%

Romanian Government International 1.375% due 12/02/29 ~	EUR 100,000	94,702
2.000% due 01/28/32 ~	175,000	161,478
2.000% due 04/14/33 ~	525,000	468,469
2.750% due 04/14/41 ~	150,000	127,342
2.875% due 04/13/42 ~	175,000	149,043
3.750% due 02/07/34 ~	325,000	336,413
3.875% due 10/29/35 ~	50,000	52,021

		1,389,468

Saudi Arabia - 0.7%

Saudi Government International 4.500% due 10/26/46 ~	$300,000	316,455

South Africa - 6.5%

Republic of South Africa Government 8.875% due 02/28/35	ZAR 32,224,000	1,982,396
Republic of South Africa Government International 5.000% due 10/12/46	$950,000	789,962

		2,772,358

South Korea - 1.8%

Korea International 2.000% due 06/19/24	300,000	296,233
The Korea Development Bank 0.838% (USD LIBOR + 0.350%) due 02/18/23 §	475,000	475,528

		771,761

Sri Lanka - 1.2%

Sri Lanka Government International 6.200% due 05/11/27 ~	200,000	95,000
6.350% due 06/28/24 ~	200,000	99,714
6.825% due 07/18/26 ~	200,000	98,170
6.850% due 11/03/25 ~	475,000	235,776

		528,660

Tunisia - 1.1%

Banque Centrale de Tunisie International 5.625% due 02/17/24 ~	EUR 100,000	75,868
5.750% due 01/30/25 ~	$400,000	270,400
6.375% due 07/15/26 ~	EUR 175,000	121,873

		468,141

Turkey - 0.8%

Turkey Government International 5.750% due 05/11/47	$450,000	337,458

Ukraine - 1.2%

Ukraine Government International 6.264% due 05/31/40 ~ §	275,000	91,113
6.876% due 05/21/29 ~	500,000	211,571
7.253% due 03/15/33 ~	250,000	109,937
7.375% due 09/25/32 ~	200,000	84,899

		497,520

	Principal Amount	Value
Venezuela - 0.3%

Venezuela Government International 7.750% due 10/13/22 * ~ Y	$85,000	$7,395
8.250% due 10/13/24 * ~ Y	166,100	14,451
9.000% due 05/07/23 * ~ Y	73,000	6,351
9.250% due 09/15/27 * Y	252,000	21,924
9.250% due 05/07/28 * ~ Y	121,000	10,527
11.750% due 10/21/26 * ~ Y	768,700	66,877
12.750% due 08/23/22 * ~ Y	211,000	18,357

		145,882

Zambia - 0.3%

Zambia Government International 8.500% due 04/14/24 * ~ Y	200,000	145,486

Total Foreign Government Bonds & Notes (Cost $23,162,368)		21,685,534

	Shares
SHORT-TERM INVESTMENT - 5.7%

Money Market Fund - 5.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,434,222	2,434,222

Total Short-Term Investment (Cost $2,434,222)		2,434,222

TOTAL INVESTMENTS - 92.1% (Cost $43,107,523)		39,525,270

DERIVATIVES - 0.7%		310,035

OTHER ASSETS & LIABILITIES, NET - 7.2%		3,102,532

NET ASSETS - 100.0%		$42,937,837

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	50.5%
Corporate Bonds & Notes	34.5%
Short-Term Investment	5.7%
Others (each less than 3.0%)	1.4%

92.1%
Derivatives	0.7%
Other Assets & Liabilities, Net	7.2%

100.0%

(b)	As of March 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Mexico	10.4%
South Africa	10.4%
Brazil	6.9%
United States (Includes Short-Term Investment)	6.1%
Israel	5.0%
Nigeria	3.6%
Romania	3.2%
Others (each less than 3.0%)	46.5%

92.1%
Derivatives	0.7%
Other Assets & Liabilities, Net	7.2%

100.0%

(c)	Investments with a total aggregate value of $556,844 or 1.3% of the Fund’s net assets were in default as of March 31, 2022.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2022

(d)	Open futures contracts outstanding as of March 31, 2022 were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-BTP	06/22	5	$799,534	$765,027	$34,507
Euro-Bund	06/22	4	707,612	702,070	5,542

Total Futures Contracts					$40,049

(e)	Forward foreign currency contracts outstanding as of March 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	1,600,000	USD	322,803	04/22	HSB	$10,849	$—
CLP	1,060,000,000	USD	1,328,154	04/22	JPM	12,724	—
COP	4,000,000,000	USD	1,049,844	04/22	JPM	6,678	—
CZK	19,000,000	USD	847,832	04/22	JPM	10,524	—
EGP	4,800,000	USD	277,948	06/22	HSB	—	(18,039)
EGP	4,150,000	USD	223,041	06/22	HSB	1,673	—
EGP	2,100,000	USD	129,032	06/22	JPM	—	(15,293)
EGP	6,700,000	USD	352,837	06/22	JPM	10,044	—
EUR	25,000	USD	27,840	04/22	HSB	—	(173)
EUR	675,000	USD	745,820	04/22	HSB	1,207	—
EUR	75,000	USD	82,802	04/22	JPM	201	—
HUF	212,000,000	USD	622,675	04/22	JPM	13,401	—
ILS	3,850,000	USD	1,193,552	04/22	JPM	13,426	—
MXN	3,950,000	USD	194,751	04/22	JPM	2,936	—
MYR	1,800,000	USD	426,945	04/22	GSC	—	(374)
PLN	3,650,000	USD	849,963	04/22	JPM	16,574	—
USD	1,259,064	BRL	6,050,000	04/22	JPM	—	(2,558)
USD	2,095,108	CNH	13,400,000	04/22	JPM	—	(9,877)
USD	545,363	EGP	8,950,000	06/22	HSB	60,741	—
USD	540,747	EGP	8,800,000	06/22	JPM	64,126	—
USD	248,266	EUR	225,000	04/22	HSB	—	(742)
USD	361,679	EUR	325,000	04/22	HSB	1,998	—
USD	3,269,763	EUR	2,995,910	04/22	JPM	—	(45,829)
USD	476,116	ZAR	7,050,000	04/22	JPM	—	(4,746)

Total Forward Foreign Currency Contracts						$227,102	($97,631)

(f)	Swap agreements outstanding as of March 31, 2022 were as follows:

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.590%	28-Day MXN-TIIE	L / L	LCH	06/12/24	MXN 141,000,000	($20,083)	($26,036)	$5,953
1.240%	6-Month THB-FIX	S / S	LCH	06/15/24	THB 82,000,000	(1,781)	987	(2,768)
1.813%	1-Day USD-SOFR	S / Q	LCH	03/18/26	$ 2,100,000	(20,826)	(9,758)	(11,068)
8.270%	28-Day MXN-TIIE	L / L	LCH	06/09/27	MXN 62,000,000	(10,713)	—	(10,713)
1.755%	6-Month THB-FIX	S / S	LCH	06/15/27	THB 8,500,000	(401)	893	(1,294)
6.110%	1-Day INR-OIS	S / S	LCH	06/15/27	INR 75,000,000	(749)	2,300	(3,049)
3.567%	6-Month CZK-PRIBOR	A / S	LCH	06/15/32	CZK 43,000,000	(49,512)	(19,472)	(30,040)
5.590%	6-Month HUF-BUBOR	A / S	LCH	06/15/32	HUF 100,000,000	(6,537)	(3,002)	(3,535)

						($110,602)	($54,088)	($56,514)

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.150%	3-Month MYR-LIBOR	Q / Q	HSB	06/15/24	MYR 18,700,000	($19,434)	($1,959)	($17,475)

			Exchange
8.590%	28-Day MXN-TIIE	L / L	LCH	06/12/24	MXN 141,000,000	21,358	—	21,358
1.240%	6-Month THB-FIX	S / S	LCH	06/15/24	THB 300,000,000	6,515	—	6,515
6.955%	1-Day CLP-CAMARA	S / S	LCH	06/15/24	CLP 3,750,000,000	(7,751)	—	(7,751)
1.813%	1-Day USD-SOFR	A / A	LCH	03/18/26	$ 8,900,000	86,998	9,660	77,338

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2022

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.270%	28-Day MXN-TIIE	L / L	LCH	06/09/27	MXN 62,000,000	$11,137	$19,824	($8,687)
1.755%	6-Month THB-FIX	S / S	LCH	06/15/27	THB 37,000,000	1,744	—	1,744
6.110%	1-Day INR-OIS	S / S	LCH	06/15/27	INR 313,000,000	3,126	—	3,126
3.567%	6-Month CZK-PRIBOR	A / S	LCH	06/15/32	CZK 78,000,000	89,811	—	89,811
5.590%	6-Month HUF-BUBOR	A / S	LCH	06/15/32	HUF 475,000,000	31,050	—	31,050

						243,988	29,484	214,504

Total Interest Rate Swaps - Short						$224,554	$27,525	$197,029

Total Interest Rate Swaps						$113,952	($26,563)	$140,515

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$—
Liabilities	(1,959)	(17,475)
Centrally Cleared Swap Agreements (1)
Assets	33,664	236,895
Liabilities	(58,268)	(78,905)

	($26,563)	$140,515

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Fund	$597,900	$597,900	$—	$—
	Corporate Bonds & Notes	14,807,614	—	14,807,614	—
	Foreign Government Bonds & Notes	21,685,534	—	21,685,534	—
	Short-Term Investment	2,434,222	2,434,222	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	227,102	—	227,102	—
	Interest Rate Contracts
	Futures	40,049	40,049	—	—
	Swaps	236,895	—	236,895	—

	Total Interest Rate Contracts	276,944	40,049	236,895	—

	Total Assets - Derivatives	504,046	40,049	463,997	—

	Total Assets	40,029,316	3,072,171	36,957,145	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(97,631)	—	(97,631)	—
	Interest Rate Contracts
	Swaps	(96,380)	—	(96,380)	—

	Total Liabilities - Derivatives	(194,011)	—	(194,011)	—

	Total Liabilities	(194,011)	—	(194,011)	—

	Total	$39,835,305	$3,072,171	$36,763,134	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 97.8%

Basic Materials - 1.7%

Air Products and Chemicals Inc	1,694	$423,348
The Sherwin-Williams Co	9,083	2,267,298

		2,690,646

Communications - 21.0%

Alphabet Inc ‘A’ *	3,568	9,923,857
Alphabet Inc ‘C’ *	1,094	3,055,531
Amazon.com Inc *	3,936	12,831,163
Bumble Inc ‘A’ *	5,591	162,027
Charter Communications Inc ‘A’ *	3,066	1,672,564
Match Group Inc *	10,952	1,190,921
Meta Platforms Inc ‘A’ *	9,178	2,040,820
Netflix Inc *	4,354	1,630,965
Shopify Inc ‘A’ (Canada) *	188	127,081
Uber Technologies Inc *	17,230	614,766

		33,249,695

Consumer, Cyclical - 3.7%

Chipotle Mexican Grill Inc *	557	881,191
Dollar Tree Inc *	2,616	418,953
Hilton Worldwide Holdings Inc *	9,145	1,387,662
Lululemon Athletica Inc *	1,821	665,084
MGM Resorts International	11,095	465,324
NIKE Inc ‘B’	8,446	1,136,494
Ross Stores Inc	5,033	455,285
Starbucks Corp	5,221	474,954

		5,884,947

Consumer, Non-Cyclical - 19.7%

Abbott Laboratories	21,630	2,560,127
Becton Dickinson and Co	2,713	721,658
Block Inc *	4,235	574,266
Boston Scientific Corp *	51,130	2,264,548
Clarivate PLC *	38,476	644,858
Colgate-Palmolive Co	18,463	1,400,049
CoStar Group Inc *	16,344	1,088,674
Danaher Corp	12,763	3,743,771
Edwards Lifesciences Corp *	12,141	1,429,238
Equifax Inc	5,339	1,265,877
ICON PLC (Ireland) *	5,021	1,221,208
PayPal Holdings Inc *	8,445	976,664
STERIS PLC	2,933	709,111
The Estee Lauder Cos Inc ‘A’	7,716	2,101,221
Thermo Fisher Scientific Inc	5,860	3,461,209
TransUnion	14,474	1,495,743
Verisk Analytics Inc	11,369	2,440,128
Vertex Pharmaceuticals Inc *	4,648	1,212,989
Zoetis Inc	10,596	1,998,300

		31,309,639

Financial - 11.0%

American Express Co	3,715	694,705
American Tower Corp REIT	3,775	948,355
Aon PLC ‘A’	6,677	2,174,231
CME Group Inc	7,822	1,860,541
Equinix Inc REIT	548	406,408
Mastercard Inc ‘A’	13,895	4,965,795
The Charles Schwab Corp	26,242	2,212,463
Visa Inc ‘A’	18,601	4,125,144

		17,387,642

	Shares	Value
Industrial - 3.6%

AMETEK Inc	10,731	$1,429,155
Canadian Pacific Railway Ltd (Canada)	14,293	1,179,744
Johnson Controls International PLC	12,737	835,165
Vulcan Materials Co	12,044	2,212,483

		5,656,547

Technology - 37.1%

Activision Blizzard Inc	7,224	578,715
Adobe Inc *	11,519	5,248,287
Apple Inc	46,198	8,066,633
Applied Materials Inc	6,561	864,740
ASML Holding NV (Netherlands)	2,314	1,545,590
Atlassian Corp PLC ‘A’ *	2,527	742,508
Autodesk Inc *	6,032	1,292,959
Black Knight Inc *	5,098	295,633
Cadence Design Systems Inc *	7,537	1,239,535
Electronic Arts Inc	9,001	1,138,716
Intuit Inc	7,636	3,671,694
Lam Research Corp	2,990	1,607,454
Microsoft Corp	60,550	18,668,170
MSCI Inc	5,264	2,647,160
NVIDIA Corp	19,067	5,202,622
ROBLOX Corp ‘A’ *	3,901	180,382
Roper Technologies Inc	2,007	947,766
salesforce.com Inc *	8,752	1,858,225
ServiceNow Inc *	3,259	1,814,905
Synopsys Inc *	2,886	961,817
Take-Two Interactive Software Inc *	1,877	288,570

		58,862,081

Total Common Stocks (Cost $54,555,358)		155,041,197

SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,818,757	3,818,757

Total Short-Term Investment (Cost $3,818,757)		3,818,757

TOTAL INVESTMENTS - 100.2% (Cost $58,374,115)		158,859,954

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(268,202)

NET ASSETS - 100.0%		$158,591,752

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	37.1%
Communications	21.0%
Consumer, Non-Cyclical	19.7%
Financial	11.0%
Consumer, Cyclical	3.7%
Industrial	3.6%
Others (each less than 3.0%)	4.1%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$155,041,197	$155,041,197	$—	$—
	Short-Term Investment	3,818,757	3,818,757	—	—

	Total	$158,859,954	$158,859,954	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 96.7%

Basic Materials - 3.2%

Air Products and Chemicals Inc	11,792	$2,946,939
PPG Industries Inc	17,907	2,347,070

		5,294,009

Communications - 14.5%

Alphabet Inc ‘A’ *	1,250	3,476,688
Booking Holdings Inc *	1,123	2,637,309
Charter Communications Inc ‘A’ *	6,524	3,558,973
Cisco Systems Inc	74,447	4,151,165
Comcast Corp ‘A’	62,426	2,922,785
DISH Network Corp ‘A’ *	104,598	3,310,527
Motorola Solutions Inc	15,667	3,794,547

		23,851,994

Consumer, Cyclical - 2.5%

The Home Depot Inc	8,233	2,464,384
The TJX Cos Inc	25,987	1,574,292

		4,038,676

Consumer, Non-Cyclical - 10.6%

Amgen Inc	7,681	1,857,420
Anthem Inc	7,867	3,864,428
Johnson & Johnson	17,579	3,115,526
Merck & Co Inc	17,387	1,426,603
PepsiCo Inc	13,314	2,228,497
UnitedHealth Group Inc	9,606	4,898,772

		17,391,246

Energy - 8.3%

Chevron Corp	25,404	4,136,533
ConocoPhillips	64,922	6,492,200
Enterprise Products Partners LP	114,276	2,949,464

		13,578,197

Financial - 25.8%

American Express Co	32,321	6,044,027
American Tower Corp REIT	11,700	2,939,274
Bank of America Corp	163,118	6,723,724
Berkshire Hathaway Inc ‘B’ *	8,589	3,031,144
JPMorgan Chase & Co	42,714	5,822,772
Marsh & McLennan Cos Inc	14,140	2,409,739
The Bank of New York Mellon Corp	40,236	1,996,913
The Charles Schwab Corp	46,227	3,897,398
The Progressive Corp	18,844	2,148,028
The Travelers Cos Inc	12,478	2,280,105
US Bancorp	30,642	1,628,622
Visa Inc ‘A’	15,141	3,357,820

		42,279,566

Industrial - 20.6%

Deere & Co	15,313	6,361,939
Honeywell International Inc	9,636	1,874,973
Illinois Tool Works Inc	11,386	2,384,228
Martin Marietta Materials Inc	5,390	2,074,557
Northrop Grumman Corp	7,573	3,386,797

	Shares	Value
Otis Worldwide Corp	22,076	$1,698,748
Raytheon Technologies Corp	56,450	5,592,502
TE Connectivity Ltd	38,975	5,104,946
United Parcel Service Inc ‘B’	16,203	3,474,895
Vertiv Holdings Co	137,498	1,924,972

		33,878,557

Technology - 5.1%

Apple Inc	4,724	824,857
Intel Corp	51,787	2,566,564
Microsoft Corp	5,778	1,781,415
Oracle Corp	22,004	1,820,391
QUALCOMM Inc	9,417	1,439,106

		8,432,333

Utilities - 6.1%

Edison International	40,330	2,827,133
Sempra Energy	42,298	7,111,140

		9,938,273

Total Common Stocks (Cost $74,469,873)		158,682,851

SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	5,582,777	5,582,777

Total Short-Term Investment (Cost $5,582,777)		5,582,777

TOTAL INVESTMENTS - 100.1% (Cost $80,052,650)		164,265,628

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(83,771)

NET ASSETS - 100.0%		$164,181,857

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.8%
Industrial	20.6%
Communications	14.5%
Consumer, Non-Cyclical	10.6%
Energy	8.3%
Utilities	6.1%
Technology	5.1%
Short-Term Investment	3.4%
Basic Materials	3.2%
Others (each less than 3.0%)	2.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$158,682,851	$158,682,851	$—	$—
	Short-Term Investment	5,582,777	5,582,777	—	—

	Total	$164,265,628	$164,265,628	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 95.6%

Basic Materials - 4.7%

Axalta Coating Systems Ltd *	33,602	$825,937
Element Solutions Inc	40,540	887,826
Ingevity Corp *	9,847	630,897

		2,344,660

Communications - 3.9%

Open Lending Corp ‘A’ *	34,030	643,507
Q2 Holdings Inc *	14,015	864,025
Vivid Seats Inc ‘A’	41,086	454,411

		1,961,943

Consumer, Cyclical - 13.5%

Brunswick Corp	3,799	307,301
F45 Training Holdings Inc *	23,630	252,841
Genius Sports Ltd (United Kingdom) *	47,356	217,838
JetBlue Airways Corp *	54,514	814,984
Leslie’s Inc *	53,198	1,029,913
Malibu Boats Inc ‘A’ *	5,642	327,292
Manchester United PLC ‘A’ (United Kingdom)	40,716	589,161
Methode Electronics Inc	10,706	463,034
On Holding AG ‘A’ (Switzerland) *	9,911	250,154
Penn National Gaming Inc *	11,142	472,644
Petco Health & Wellness Co Inc *	30,453	595,965
Skechers USA Inc ‘A’ *	21,901	892,685
Visteon Corp *	4,775	521,096

		6,734,908

Consumer, Non-Cyclical - 24.6%

Abcam PLC (United Kingdom) *	24,834	448,877
Adaptive Biotechnologies Corp *	9,893	137,315
Allovir Inc *	10,109	68,236
Annexon Inc *	9,842	26,869
BioAtla Inc *	6,433	32,165
Bioxcel Therapeutics Inc *	5,418	113,290
Boyd Group Services Inc (Canada)	2,957	391,625
Bright Horizons Family Solutions Inc *	3,247	430,844
Bruker Corp	4,575	294,172
Certara Inc *	33,885	727,850
Collegium Pharmaceutical Inc *	10,036	204,333
European Wax Center Inc ‘A’ *	7,882	232,992
Evo Payments Inc ‘A’ *	35,120	810,921
Guardant Health Inc *	2,469	163,547
Harmony Biosciences Holdings Inc *	4,875	237,169
HealthEquity Inc *	9,242	623,280
Immunocore Holdings PLC ADR (United Kingdom) *	4,355	130,215
Legalzoom.com Inc *	17,614	249,062
Lyell Immunopharma Inc *	12,778	64,529
Maravai LifeSciences Holdings Inc ‘A’ *	10,199	359,719
MaxCyte Inc *	23,489	164,188
Neurocrine Biosciences Inc *	2,718	254,813
Nevro Corp *	3,051	220,679
Nuvei Corp (Canada) *	6,910	520,945
Oatly Group AB ADR *	37,977	190,265
Olink Holding AB ADR (Sweden) *	6,310	111,435
Optinose Inc *	23,596	58,282
Oxford Nanopore Technologies PLC (United Kingdom) *	14,308	74,415
Paylocity Holding Corp *	1,221	251,245
Payoneer Global Inc *	71,686	319,720
Prelude Therapeutics Inc *	6,209	42,842
PROCEPT BioRobotics Corp *	10,309	360,712
Recursion Pharmaceuticals Inc ‘A’ *	16,795	120,252
Remitly Global Inc *	47,758	471,371
Ritchie Bros Auctioneers Inc (Canada)	12,596	743,542
Sabre Corp *	30,101	344,054

	Shares	Value
Sana Biotechnology Inc *	9,894	$81,724
Silk Road Medical Inc *	4,722	194,971
SpringWorks Therapeutics Inc *	5,389	304,155
Syneos Health Inc *	10,310	834,595
The Duckhorn Portfolio Inc *	21,939	399,070
TriNet Group Inc *	2,015	198,195
Turning Point Therapeutics Inc *	4,592	123,295
Twist Bioscience Corp *	3,519	173,768

		12,305,543

Energy - 0.8%

Shoals Technologies Group Inc ‘A’ *	24,049	409,795

Financial - 11.4%

Big Yellow Group PLC REIT (United Kingdom)	19,516	393,446
First Interstate BancSystem Inc ‘A’	16,438	604,425
Focus Financial Partners Inc ‘A’ *	13,136	600,841
GCM Grosvenor Inc ‘A’	35,856	348,162
Hamilton Lane Inc ‘A’	10,498	811,390
Innovative Industrial Properties Inc REIT	2,461	505,489
Prosperity Bancshares Inc	8,973	622,547
STAG Industrial Inc REIT	19,564	808,971
United Community Banks Inc	12,087	420,628
WisdomTree Investments Inc	94,391	554,075

		5,669,974

Industrial - 13.2%

Advanced Drainage Systems Inc	4,889	580,862
Advanced Energy Industries Inc	9,757	839,882
CryoPort Inc *	11,646	406,562
Gerresheimer AG (Germany)	7,952	580,870
GFL Environmental Inc (Canada)	21,266	691,996
Hydrofarm Holdings Group Inc *	19,171	290,441
Knight-Swift Transportation Holdings Inc	11,189	564,597
Littelfuse Inc	1,685	420,256
Schneider National Inc ‘B’	11,341	289,195
Sensata Technologies Holding PLC *	16,549	841,517
The AZEK Co Inc *	34,259	850,994
Trex Co Inc *	3,846	251,259

		6,608,431

Technology - 23.5%

ACV Auctions Inc ‘A’ *	48,662	720,684
Alkami Technology Inc *	29,348	419,970
Avalara Inc *	3,842	382,317
CACI International Inc ‘A’ *	3,411	1,027,598
Corsair Gaming Inc *	18,931	400,580
Definitive Healthcare Corp *	11,963	294,888
DoubleVerify Holdings Inc *	17,439	438,940
Endava PLC ADR (United Kingdom) *	2,869	381,663
Everbridge Inc *	9,229	402,753
ExlService Holdings Inc *	7,247	1,038,278
Expensify Inc ‘A’ *	11,929	209,473
Five9 Inc *	3,927	433,541
Keywords Studios PLC (Ireland)	21,210	729,998
nCino Inc *	5,895	241,577
Outset Medical Inc *	6,079	275,987
Paycor HCM Inc *	29,888	870,040
Procore Technologies Inc *	6,312	365,843
Rapid7 Inc *	9,013	1,002,606
TaskUS Inc ‘A’ (Philippines) *	13,889	534,171
Thoughtworks Holding Inc *	31,292	651,186
WNS Holdings Ltd ADR (India) *	10,540	901,065

		11,723,158

Total Common Stocks (Cost $52,946,891)		47,758,412

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value

SHORT-TERM INVESTMENT - 4.1%

Money Market Fund - 4.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,043,622	$2,043,622

Total Short-Term Investment (Cost $2,043,622)		2,043,622

TOTAL INVESTMENTS - 99.7% (Cost $54,990,513)		49,802,034

OTHER ASSETS & LIABILITIES, NET - 0.3%		162,453

NET ASSETS—100.0%		$49,964,487

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.6%
Technology	23.5%
Consumer, Cyclical	13.5%
Industrial	13.2%
Financial	11.4%
Basic Materials	4.7%
Short-Term Investment	4.1%
Communications	3.9%
Others (each less than 3.0%)	0.8%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$2,344,660	$2,344,660	$—	$—
	Communications	1,961,943	1,961,943	—	—
	Consumer, Cyclical	6,734,908	6,734,908	—	—
	Consumer, Non-Cyclical	12,305,543	11,782,251	523,292	—
	Energy	409,795	409,795	—	—
	Financial	5,669,974	5,276,528	393,446	—
	Industrial	6,608,431	6,027,561	580,870	—
	Technology	11,723,158	11,723,158	—	—

	Total Common Stocks	47,758,412	46,260,804	1,497,608	—

	Short-Term Investment	2,043,622	2,043,622	—	—

	Total	$49,802,034	$48,304,426	$1,497,608	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 98.9%

Basic Materials - 3.9%

AdvanSix Inc	19,940	$1,018,735
Carpenter Technology Corp	20,563	863,235
HB Fuller Co	17,110	1,130,458
Innospec Inc	7,430	687,646
Orion Engineered Carbons SA (Germany)	5,284	84,385
Trinseo PLC	229	10,974

		3,795,433

Communications - 2.6%

A10 Networks Inc	69,153	964,684
Casa Systems Inc *	123,402	557,777
Criteo SA ADR (France) *	38,031	1,035,965

		2,558,426

Consumer, Cyclical - 21.7%

Blue Bird Corp *	50,183	944,444
Citi Trends Inc *	20,530	628,731
Dana Inc	49,800	874,986
Dine Brands Global Inc	15,363	1,197,546
Genesco Inc *	12,670	805,939
H&E Equipment Services Inc	26,405	1,149,146
Hilton Grand Vacations Inc *	24,440	1,271,124
IMAX Corp *	65,580	1,241,429
KB Home	34,410	1,114,196
Kontoor Brands Inc	20,225	836,304
MillerKnoll Inc	38,190	1,319,846
Papa John’s International Inc	11,306	1,190,296
REV Group Inc	88,914	1,191,448
Ruth’s Hospitality Group Inc	31,138	712,437
Sally Beauty Holdings Inc *	68,062	1,063,809
Scientific Games Corp *	13,150	772,562
SkyWest Inc *	28,919	834,313
Taylor Morrison Home Corp *	49,048	1,335,087
The Goodyear Tire & Rubber Co *	105,670	1,510,024
The Shyft Group Inc	31,537	1,138,801

		21,132,468

Consumer, Non-Cyclical - 9.8%

Acadia Healthcare Co Inc *	22,440	1,470,493
Adtalem Global Education Inc *	16,140	479,519
Herc Holdings Inc	8,740	1,460,367
Integra LifeSciences Holdings Corp *	19,600	1,259,496
Korn Ferry	13,644	886,041
MEDNAX Inc *	60,780	1,427,114
Nomad Foods Ltd (United Kingdom) *	56,994	1,286,925
The Hain Celestial Group Inc *	38,094	1,310,434

		9,580,389

Energy - 3.1%

Coterra Energy Inc	28,814	777,114
HF Sinclair Corp *	35,770	1,425,434
Infrastructure and Energy Alternatives Inc *	66,868	792,386

		2,994,934

Financial - 34.4%

1st Source Corp	19,552	904,280
Armada Hoffler Properties Inc REIT	25,155	367,263
Associated Banc-Corp	51,992	1,183,338
Bank of Marin Bancorp	16,928	593,665
BankUnited Inc	32,288	1,419,380
Berkshire Hills Bancorp Inc	44,860	1,299,594
Broadstone Net Lease Inc REIT	59,330	1,292,207
Carter Bankshares Inc *	36,301	630,548
Cousins Properties Inc REIT	24,436	984,526
First BanCorp	33,214	435,768

	Shares	Value
HarborOne Bancorp Inc	82,292	$1,153,734
Heritage Financial Corp	45,990	1,152,509
Independence Realty Trust Inc REIT	67,016	1,771,903
Independent Bank Group Inc	14,409	1,025,344
Moelis & Co ‘A’	27,290	1,281,266
National Storage Affiliates Trust REIT	13,176	826,926
NETSTREIT Corp REIT	50,520	1,133,669
Pacific Premier Bancorp Inc	24,289	858,616
Physicians Realty Trust REIT	81,351	1,426,897
Premier Financial Corp	22,890	694,254
Sandy Spring Bancorp Inc	19,223	863,497
Selective Insurance Group Inc	16,765	1,498,120
STAG Industrial Inc REIT	35,142	1,453,122
Stifel Financial Corp	14,655	995,075
Synovus Financial Corp	25,610	1,254,890
Texas Capital Bancshares Inc *	22,971	1,316,468
The Hanover Insurance Group Inc	8,960	1,339,699
TriCo Bancshares	21,839	874,215
Umpqua Holdings Corp	50,260	947,904
Webster Financial Corp	22,373	1,255,573
WSFS Financial Corp	26,317	1,226,899

		33,461,149

Industrial - 14.1%

Applied Industrial Technologies Inc	9,740	999,908
ArcBest Corp	16,890	1,359,645
Arcosa Inc	15,334	877,871
Belden Inc	17,684	979,694
Cactus Inc ‘A’	36,630	2,078,386
Dycom Industries Inc *	15,320	1,459,383
GATX Corp	7,990	985,407
Great Lakes Dredge & Dock Corp *	72,470	1,016,754
Kirby Corp. *	13,110	946,411
Masonite International Corp *	8,148	724,683
Regal Rexnord Corp	299	44,485
Terex Corp	29,557	1,054,003
The Manitowoc Co Inc *	52,661	794,128
TTM Technologies Inc *	26,494	392,641

		13,713,399

Technology - 6.7%

ACI Worldwide Inc *	33,250	1,047,043
Change Healthcare Inc *	66,990	1,460,382
CommVault Systems Inc *	18,689	1,240,015
Kulicke & Soffa Industries Inc (Singapore)	11,510	644,790
MagnaChip Semiconductor Corp (South Korea) *	66,352	1,122,012
Unisys Corp *	47,910	1,035,335

		6,549,577

Utilities - 2.6%

IDACORP Inc	13,150	1,516,984
Southwest Gas Holdings Inc	12,900	1,009,941

		2,526,925

Total Common Stocks (Cost $73,023,888)		96,312,700

SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	557,112	557,112

Total Short-Term Investment (Cost $557,112)		557,112

TOTAL INVESTMENTS - 99.5% (Cost $73,581,000)		96,869,812

OTHER ASSETS & LIABILITIES, NET - 0.5%		452,640

NET ASSETS - 100.0%		$97,322,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.4%
Consumer, Cyclical	21.7%
Industrial	14.1%
Consumer, Non-Cyclical	9.8%
Technology	6.7%
Basic Materials	3.9%
Energy	3.1%
Others (each less than 3.0%)	5.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$96,312,700	$96,312,700	$—	$—
	Short-Term Investment	557,112	557,112	—	—

	Total	$96,869,812	$96,869,812	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2022

	Shares	Value
RIGHTS - 0.0%

South Korea - 0.0%

Samsung Biologics Co Ltd Exp 04/08/22 *	197	$30,556

Total Rights (Cost $0)		30,556

WARRANTS - 0.1%

Switzerland - 0.1%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	46,078	36,402

Total Warrants (Cost $0)		36,402

PREFERRED STOCKS - 1.3%

Brazil - 1.3%

Banco Bradesco SA	248,690	1,158,556

Total Preferred Stocks (Cost $963,442)		1,158,556

COMMON STOCKS - 95.1%

Brazil - 5.8%

Ambev SA	260,400	848,848
Americanas SA	142,028	969,946
Lojas Renner SA	102,088	592,237
NU Holdings Ltd ‘A’ *	49,846	384,811
Pagseguro Digital Ltd ‘A’ *	31,775	637,089
Vale SA ADR	84,442	1,687,996

		5,120,927

China - 21.0%

Alibaba Group Holding Ltd *	81,500	1,112,207
BeiGene Ltd ADR *	5,550	1,046,730
Brii Biosciences Ltd *	99,000	138,286
Huazhu Group Ltd	1,800	6,012
Huazhu Group Ltd ADR	68,800	2,269,712
JD.com Inc ‘A’ *	3,380	96,042
Keymed Biosciences Inc * ~	21,550	58,668
Meituan ‘B’ * ~	45,500	861,949
MicroTech Medical Hangzhou Co Ltd ‘H’ * ~	5,200	7,461
MicroTech Medical Hangzhou Co Ltd ‘H’ * ~ ± Ω	21,500	29,308
NetEase Inc ADR	31,400	2,816,266
New Horizon Health Ltd * ~	37,000	106,558
OneConnect Financial Technology Co Ltd ADR *	1,350	1,904
Remegen Co Ltd ‘H’ * ~	29	169
Tencent Holdings Ltd	62,781	2,893,849
Wuxi Biologics Cayman Inc * ~	178,500	1,417,398
Yum China Holdings Inc	74,955	3,113,631
Zai Lab Ltd ADR *	17,989	791,156
ZTO Express Cayman Inc	5,813	145,738
ZTO Express Cayman Inc ADR	60,549	1,513,725

		18,426,769

Egypt - 0.4%

Commercial International Bank Egypt SAE	152,744	384,875

France - 4.3%

Kering SA	1,451	916,056
L’Oreal SA	123	49,132
LVMH Moet Hennessy Louis Vuitton SE	166	118,491
Pernod Ricard SA	12,224	2,685,749

		3,769,428

	Shares	Value
Hong Kong - 5.2%

AIA Group Ltd	420,000	$4,385,592
Hong Kong Exchanges & Clearing Ltd	4,400	206,243

		4,591,835

India - 19.4%

HDFC Bank Ltd	13,707	263,994
HDFC Life Insurance Co Ltd ~	22,912	162,105
Housing Development Finance Corp Ltd	170,259	5,323,673
Infosys Ltd	85,637	2,144,578
Kotak Mahindra Bank Ltd	173,162	3,976,950
Macrotech Developers Ltd * ~	9,662	142,608
Oberoi Realty Ltd *	44,884	553,279
Tata Consultancy Services Ltd	77,159	3,792,010
Zee Entertainment Enterprises Ltd	182,571	688,989

		17,048,186

Indonesia - 1.0%

P.T. Bank Central Asia Tbk	1,529,700	849,389

Italy - 1.7%

Ermenegildo Zegna Holditalia SPA *	14,108	148,839
Moncler SPA	2,678	148,581
PRADA SPA	181,600	1,150,288

		1,447,708

Mexico - 9.9%

America Movil SAB de CV ‘L’ ADR	36,889	780,202
Fomento Economico Mexicano SAB de CV	212,898	1,767,621
Grupo Mexico SAB de CV ‘B’	705,162	4,210,055
Wal-Mart de Mexico SAB de CV	471,960	1,934,110

		8,691,988

Peru - 0.1%

Credicorp Ltd	608	104,497

Philippines - 2.5%

Ayala Land Inc	1,058,500	714,696
SM Investments Corp	65,377	1,148,472
SM Prime Holdings Inc	503,456	367,046

		2,230,214

Poland - 0.3%

InPost SA *	40,678	258,095

Russia - 0.0%

Novatek PJSC GDR ± Ω	24,056	—
Polyus PJSC ± Ω	3,943	—
Polyus PJSC GDR ~ ± Ω	3,877	—
Sberbank of Russia PJSC ± Ω	14,210	—
TCS Group Holding PLC GDR ± Ω	7,899	—
Yandex NV ‘A’ * ± Ω	65,568	—

		—

South Africa - 1.1%

FirstRand Ltd	175,623	926,967

South Korea - 7.1%

LG Chem Ltd	2,996	1,309,152
NAVER Corp	2,371	658,970
Samsung Biologics Co Ltd * ~	2,524	1,715,000
Samsung Electronics Co Ltd	44,628	2,553,747

		6,236,869

Switzerland - 3.5%

Cie Financiere Richemont SA ‘A’	24,538	3,110,311

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value
Taiwan - 11.2%

MediaTek Inc	37,000	$1,151,460
Taiwan Semiconductor Manufacturing Co Ltd	424,995	8,718,144

		9,869,604

Turkey - 0.1%

Akbank T.A.S.	181,699	89,544

United Kingdom - 0.5%

Oxford Nanopore Technologies PLC *	2,000	10,402
Prudential PLC	29,400	424,908

		435,310

Total Common Stocks (Cost $60,150,455)		83,592,516

SHORT-TERM INVESTMENT - 3.5%

Money Market Fund - 3.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,052,024	3,052,024

Total Short-Term Investment (Cost $3,052,024)		3,052,024

TOTAL INVESTMENTS - 100.0% (Cost $64,165,921)		87,870,054

OTHER ASSETS & LIABILITIES, NET - 0.0%		23,240

NET ASSETS - 100.0%		$87,893,294

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	24.1%
Financial	24.0%
Consumer, Cyclical	16.5%
Consumer, Non-Cyclical	13.4%
Basic Materials	8.2%
Communications	8.1%
Short-Term Investment	3.5%
Others (each less than 3.0%)	2.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of March 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	21.0%
India	19.4%
Taiwan	11.2%
Mexico	9.9%
Brazil	7.1%
South Korea	7.1%
Hong Kong	5.2%
France	4.3%
Switzerland	3.6%
United States (Includes Short-Term Investments)	3.5%
Others (each less than 3.0%)	7.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)

Investments with a total aggregate value of $29,308 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$30,556	$—	$30,556	$—
	Warrants	36,402	36,402	—	—
	Preferred Stocks	1,158,556	1,158,556	—	—
	Common Stocks
	Brazil	5,120,927	5,120,927	—	—
	China	18,426,769	11,560,585	6,836,876	29,308
	Egypt	384,875	—	384,875	—
	France	3,769,428	—	3,769,428	—
	Hong Kong	4,591,835	—	4,591,835	—
	India	17,048,186	—	17,048,186	—
	Indonesia	849,389	849,389	—	—
	Italy	1,447,708	148,839	1,298,869	—
	Mexico	8,691,988	8,691,988	—	—
	Peru	104,497	104,497	—	—
	Philippines	2,230,214	1,148,472	1,081,742	—
	Poland	258,095	—	258,095	—
	South Africa	926,967	—	926,967	—
	South Korea	6,236,869	—	6,236,869	—
	Switzerland	3,110,311	—	3,110,311	—
	Taiwan	9,869,604	—	9,869,604	—
	Turkey	89,544	—	89,544	—
	United Kingdom	435,310	—	435,310	—

	Total Common Stocks	83,592,516	27,624,697	55,938,511	29,308

	Short-Term Investment	3,052,024	3,052,024	—	—

	Total	$87,870,054	$31,871,679	$55,969,067	$29,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL GROWTH FUND (Formerly named PF INTERNATIONAL LARGE-CAP FUND)

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 97.2%

Canada - 7.5%

Barrick Gold Corp	4,030	$98,856
Canadian Imperial Bank of Commerce	2,958	359,058
Canadian Pacific Railway Ltd	14,521	1,198,478
Suncor Energy Inc	13,180	429,089
Thomson Reuters Corp	5,962	647,300

		2,732,781

China - 0.3%

Zai Lab Ltd *	24,500	112,440

Denmark - 2.9%

Novo Nordisk AS ‘B’	9,348	1,036,844

France - 12.8%

Airbus SE *	3,545	427,770
BNP Paribas SA	12,202	697,279
Dassault Systemes SE	2,220	109,066
EssilorLuxottica SA	3,449	630,790
L’Oreal SA	2,525	1,008,599
LVMH Moet Hennessy Louis Vuitton SE	1,565	1,117,096
Teleperformance	1,693	644,861

		4,635,461

Germany - 3.1%

adidas AG	2,766	644,550
Deutsche Boerse AG	2,606	469,108

		1,113,658

Hong Kong - 2.6%

AIA Group Ltd	90,659	946,651

Ireland - 4.3%

CRH PLC	15,713	626,715
ICON PLC *	3,898	948,072

		1,574,787

Israel - 1.0%

Nice Ltd ADR *	1,610	352,590

Italy - 1.7%

Intesa Sanpaolo SPA	265,707	608,141

Japan - 9.5%

FANUC Corp	10	1,755
Hoya Corp	4,370	497,996
Keyence Corp	1,860	862,487
MonotaRO Co Ltd	10,939	234,777
Nidec Corp	3,200	252,746
Olympus Corp	19,020	360,478
Recruit Holdings Co Ltd	17,800	773,357
Shiseido Co Ltd	8,700	439,424

		3,423,020

Netherlands - 5.0%

Adyen NV * ~	236	467,444
Argenx SE *	1,292	404,230
ASML Holding NV	1,402	936,847

		1,808,521

Portugal - 2.2%

EDP - Energias de Portugal SA	159,473	784,908

	Shares	Value
Spain - 3.6%

Amadeus IT Group SA *	9,684	$629,635
Cellnex Telecom SA ~	5,777	278,015
Industria de Diseno Textil SA	18,998	414,251

		1,321,901

Sweden - 3.7%

Atlas Copco AB ‘A’	14,358	745,266
Sandvik AB	27,760	589,701

		1,334,967

Switzerland - 13.3%

Alcon Inc	7,102	562,663
Givaudan SA	94	388,496
Nestle SA	12,449	1,618,602
Roche Holding AG	3,355	1,327,446
TE Connectivity Ltd	6,927	907,298

		4,804,505

Taiwan - 0.3%

Taiwan Semiconductor Manufacturing Co Ltd ADR	940	98,004

United Kingdom - 16.8%

3i Group PLC	22,421	405,425
Ashtead Group PLC	4,457	280,632
Burberry Group PLC	18,876	412,057
Compass Group PLC	33,836	728,154
Diageo PLC	26,457	1,342,020
Dr. Martens PLC	36,253	112,713
Linde PLC	3,070	979,614
London Stock Exchange Group PLC	10,295	1,073,569
Ocado Group PLC *	9,252	141,275
Rentokil Initial PLC	90,458	623,118

		6,098,577

United States - 6.6%

Accenture PLC ‘A’	1,150	387,815
Atlassian Corp PLC ‘A’ *	1,986	583,546
Elastic NV *	4,817	428,472
Schlumberger NV	16,880	697,313
SolarEdge Technologies Inc *	875	282,074

		2,379,220

Total Common Stocks (Cost $32,228,004)		35,166,976

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	685,090	685,090

Total Short-Term Investment (Cost $685,090)		685,090

TOTAL INVESTMENTS - 99.1% (Cost $32,913,094)		35,852,066

OTHER ASSETS & LIABILITIES, NET - 0.9%		310,023

NET ASSETS - 100.0%		$36,162,089

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL GROWTH FUND

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	35.1%
Industrial	17.7%
Financial	12.6%
Consumer, Cyclical	9.5%
Technology	8.8%
Basic Materials	4.1%
Energy	3.9%
Communications	3.4%
Others (each less than 3.0%)	4.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	16.8%
Switzerland	13.3%
France	12.8%
Japan	9.5%
United States (Includes Short-Term Investments)	8.5%
Canada	7.5%
Netherlands	5.0%
Ireland	4.3%
Sweden	3.7%
Spain	3.6%
Germany	3.1%
Others (each less than 3.0%)	11.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Canada	$2,732,781	$2,732,781	$—	$—
	China	112,440	112,440	—	—
	Denmark	1,036,844	—	1,036,844	—
	France	4,635,461	—	4,635,461	—
	Germany	1,113,658	—	1,113,658	—
	Hong Kong	946,651	—	946,651	—
	Ireland	1,574,787	948,072	626,715	—
	Israel	352,590	352,590	—	—
	Italy	608,141	—	608,141	—
	Japan	3,423,020	—	3,423,020	—
	Netherlands	1,808,521	—	1,808,521	—
	Portugal	784,908	—	784,908	—
	Spain	1,321,901	—	1,321,901	—
	Sweden	1,334,967	—	1,334,967	—
	Switzerland	4,804,505	907,298	3,897,207	—
	Taiwan	98,004	98,004	—	—
	United Kingdom	6,098,577	—	6,098,577	—
	United States	2,379,220	2,379,220	—	—

	Total Common Stocks	35,166,976	7,530,405	27,636,571	—

	Short-Term Investment	685,090	685,090	—	—

	Total	$35,852,066	$8,215,495	$27,636,571	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 92.2%

Australia - 3.4%

EBOS Group Ltd	12,000	$343,718
GUD Holdings Ltd	50,713	438,938
Imdex Ltd	137,804	279,072
Inghams Group Ltd	267,219	610,820
Nanosonics Ltd *	53,372	157,171
Servcorp Ltd	34,476	95,454
SomnoMed Ltd *	60,187	87,374

		2,012,547

Austria - 1.4%

Mayr Melnhof Karton AG	2,300	410,037
Wienerberger AG	14,500	437,837

		847,874

Belgium - 1.6%

Econocom Group SA	83,500	369,905
Fagron	29,800	542,947

		912,852

Brazil - 2.6%

Hypera SA	75,184	611,920
LOG Commercial Properties e Participacoes SA	67,662	413,130
YDUQS Participacoes SA	117,549	519,719

		1,544,769

Canada - 2.5%

CCL Industries Inc ‘B’	7,700	347,382
ECN Capital Corp	32,000	170,732
Open Text Corp	16,300	691,167
The North West Co Inc	7,600	232,836

		1,442,117

Cayman - 0.2%

Patria Investments Ltd ‘A’	5,600	99,736

China - 3.4%

Best Pacific International Holdings Ltd	562,170	157,887
Far East Horizon Ltd	501,643	448,278
Precision Tsugami China Corp Ltd	213,178	244,245
Qingdao Port International Co Ltd ‘H’ ~	647,901	330,874
Shenzhen YUTO Packaging Technology Co Ltd ‘A’	90,920	372,889
TravelSky Technology Ltd ‘H’	256,890	368,520
Xingda International Holdings Ltd	332,000	59,874

		1,982,567

Denmark - 0.6%

Spar Nord Bank AS	26,000	342,416

Finland - 2.1%

Huhtamaki Oyj	10,900	379,193
Kamux Corp	28,200	347,371
Nanoform Finland PLC *	21,200	98,266
Rovio Entertainment Oyj ~	51,600	433,541

		1,258,371

France - 4.0%

Altarea SCA REIT	2,200	375,092
Antin Infrastructure Partners SA *	8,000	256,650
Elior Group SA * ~	89,200	299,023
Lectra	6,100	289,921
Maisons du Monde SA ~	21,100	405,611
Thermador Groupe	3,400	355,438
Vicat SA	10,200	345,701

		2,327,436

	Shares	Value
Germany - 5.7%

DIC Asset AG	30,900	$493,590
DWS Group GmbH & Co KGaA ~	6,500	237,556
JOST Werke AG ~	7,000	281,933
Norma Group SE	8,300	238,327
Rheinmetall AG	1,840	388,918
Stabilus SA	5,800	287,849
Synlab AG *	18,900	333,172
Takkt AG	23,700	429,037
Talanx AG	15,100	665,242

		3,355,624

Greece - 0.8%

Mytilineos SA	27,000	442,101

Hong Kong - 1.6%

ASM Pacific Technology Ltd	44,368	446,672
Sino Land Co Ltd	218,082	281,198
Value Partners Group Ltd	536,638	229,015

		956,885

Hungary - 0.5%

Richter Gedeon Nyrt	13,615	287,805

Indonesia - 1.1%

P.T. Ace Hardware Indonesia Tbk	2,563,971	182,981
P.T. Avia Avian Tbk *	4,031,824	218,961
P.T. Selamat Sempurna Tbk	2,486,500	245,837

		647,779

Ireland - 2.4%

AerCap Holdings NV *	7,897	397,061
Dalata Hotel Group PLC *	77,500	339,508
Irish Residential Properties REIT PLC ◇	292,500	470,483
Mincon Group PLC	148,700	207,269

		1,414,321

Italy - 1.1%

Banca Generali SPA	8,500	314,501
Recordati Industria Chimica e Farmaceutica SPA	6,100	305,850

		620,351

Japan - 20.3%

Amano Corp	16,900	302,201
ASKUL Corp	22,500	295,350
Capcom Co Ltd	12,800	310,327
Daiichikosho Co Ltd	9,700	275,122
Daikyonishikawa Corp	49,785	219,492
Daiwa Industries Ltd	17,200	152,722
Dexerials Corp	19,800	534,210
Dip Corp	11,300	308,193
GMO internet Inc	17,400	395,074
Inaba Denki Sangyo Co Ltd	13,800	279,866
Isuzu Motors Ltd	39,900	515,429
JAFCO Group Co ltd *	14,400	219,493
Lixil Corp	17,200	320,191
Maruwa Co Ltd	2,400	318,009
Meitec Corp	5,900	319,613
MINEBEA MITSUMI Inc	19,200	418,175
Mitani Corp	11,500	174,402
Nihon Parkerizing Co Ltd	44,500	337,400
Nishimoto Co Ltd	9,081	210,523
NSD Co Ltd	24,800	443,248
PALTAC Corp	10,100	375,328
Park24 Co Ltd *	20,300	332,186
Persol Holdings Co Ltd	10,800	241,988
Renesas Electronics Corp *	72,400	838,897
Roland Corp	12,500	412,495

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value
S Foods Inc	20,800	$558,092
San-Ai Obbli Co Ltd	36,300	278,005
Ship Healthcare Holdings Inc	24,900	403,393
Sugi Holdings Co Ltd	8,500	420,720
SUMCO Corp	22,400	366,575
TechnoPro Holdings Inc	13,600	367,401
TIS Inc	21,900	512,517
TKC Corp	7,000	189,950
Tsuruha Holdings Inc	4,400	279,392

		11,925,979

Mexico - 2.4%

Bolsa Mexicana de Valores SAB de CV	203,778	432,759
GCC SAB de CV	71,703	516,341
Gruma SAB de CV ‘B’	36,458	457,127

		1,406,227

Netherlands - 1.3%

Amsterdam Commodities NV *	17,100	462,291
Arcadis NV	7,300	327,991

		790,282

Norway - 0.5%

Europris ASA ~	48,200	309,331

Peru - 0.6%

Intercorp Financial Services Inc	10,633	367,370

Philippines - 1.6%

Century Pacific Food Inc	1,035,687	470,357
Robinsons Land Corp	1,247,103	492,110

		962,467

Singapore - 2.0%

HRnetgroup Ltd	405,865	230,093
Mapletree Industrial Trust REIT	203,451	402,774
The Hour Glass Ltd	179,369	307,390
Wing Tai Holdings Ltd	161,300	211,913

		1,152,170

South Korea - 1.7%

Hyundai Marine & Fire Insurance Co Ltd	8,904	235,202
Soulbrain Co Ltd	2,500	500,990
Vitzrocell Co Ltd	20,200	235,541

		971,733

Spain - 2.6%

Cia de Distribucion Integral Logista Holdings SA	26,000	475,557
CIE Automotive SA	16,600	378,278
Grupo Catalana Occidente SA	14,200	436,123
Indra Sistemas SA *	1,000	11,080
Prosegur Cia de Seguridad SA	116,000	251,456

		1,552,494

Sweden - 3.0%

BHG Group AB *	44,700	294,868
Dustin Group AB ~	53,500	458,283
Granges AB	37,500	367,646
Hexpol AB	38,100	371,885
John Mattson Fastighetsforetagen AB *	9,300	163,401
Nordnet AB publ	5,900	105,619

		1,761,702

Taiwan - 2.8%

International Games System Co Ltd	18,155	483,263
Sporton International Inc	50,529	331,245
Test Research Inc	116,916	275,747
Tripod Technology Corp	63,091	293,621
Yageo Corp	17,520	261,523

		1,645,399

	Shares	Value
Tanzania - 0.3%

Helios Towers PLC *	132,240	$200,470

Thailand - 0.7%

Star Petroleum Refining PCL	1,529,253	441,585

United Kingdom - 14.2%

Ashtead Technology Holdings PLC *	63,800	219,584
B&M European Value Retail SA	44,965	314,589
Biffa PLC ~	94,751	395,100
Bodycote PLC	30,772	254,092
Brewin Dolphin Holdings PLC	81,287	545,406
Bytes Technology Group PLC	30,866	201,844
Grainger PLC	122,204	466,060
Harbour Energy PLC *	80,921	511,610
Hiscox Ltd	14,900	192,147
Hyve Group PLC *	161,594	150,603
Informa PLC *	53,618	420,098
J D Wetherspoon PLC *	38,828	395,502
JET2 PLC *	24,560	368,534
John Wood Group PLC *	199,424	420,613
Lancashire Holdings Ltd	75,960	428,312
LSL Property Services PLC	66,530	339,101
On the Beach Group PLC * ~	87,250	268,774
Reach PLC	116,229	279,271
Sabre Insurance Group PLC ~	108,259	328,789
Savills PLC	18,194	264,565
Tate & Lyle PLC	64,911	622,245
Ultra Electronics Holdings PLC	4,700	204,209
Vistry Group PLC	24,288	298,845
WH Smith PLC *	26,302	491,264

		8,381,157

United States - 3.2%

Adient PLC *	6,600	269,082
Adtalem Global Education Inc *	9,200	273,332
Antero Resources Corp *	16,865	514,888
GrafTech International Ltd	38,472	370,101
Impro Precision Industries Ltd ~	202,179	51,104
RHI Magnesita NV	12,700	403,008

		1,881,515

Total Common Stocks (Cost $57,340,605)		54,245,432

EXCHANGE-TRADED FUND - 2.3%

iShares MSCI India	29,800	1,328,186

Total Exchange-Traded Fund (Cost $1,420,674)		1,328,186

SHORT-TERM INVESTMENT - 5.0%

Money Market Fund - 5.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,965,235	2,965,235

Total Short-Term Investment (Cost $2,965,235)		2,965,235

TOTAL INVESTMENTS - 99.5% (Cost $61,726,514)		58,538,853

OTHER ASSETS & LIABILITIES, NET - 0.5%		306,229

NET ASSETS - 100.0%		$58,845,082

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	19.5%
Consumer, Non-Cyclical	18.3%
Financial	17.9%
Consumer, Cyclical	17.3%
Technology	9.2%
Short-Term Investment	5.0%
Energy	4.1%
Communications	3.4%
Others (each less than 3.0%)	4.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of March 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	20.3%
United Kingdom	14.2%
United States (Includes Short-Term Investments)	8.2%
Germany	5.7%
France	4.0%
Australia	3.4%
China	3.4%
Sweden	3.0%
Others (each less than 3.0%)	37.3%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(c)	Restricted securities as of March 31, 2022 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Irish Residential Properties REIT PLC (Acq 10/29/21)	$519,293	$470,483	0.8%

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$2,012,547	$182,828	$1,829,719	$—
	Austria	847,874	—	847,874	—
	Belgium	912,852	—	912,852	—
	Brazil	1,544,769	1,544,769	—	—
	Canada	1,442,117	1,442,117	—	—
	Cayman	99,736	99,736	—	—
	China	1,982,567	606,165	1,376,402	—
	Denmark	342,416	—	342,416	—
	Finland	1,258,371	531,807	726,564	—
	France	2,327,436	612,088	1,715,348	—
	Germany	3,355,624	—	3,355,624	—
	Greece	442,101	—	442,101	—
	Hong Kong	956,885	—	956,885	—
	Hungary	287,805	287,805	—	—
	Indonesia	647,779	647,779	—	—
	Ireland	1,414,321	1,414,321	—	—
	Italy	620,351	—	620,351	—
	Japan	11,925,979	—	11,925,979	—
	Mexico	1,406,227	1,406,227	—	—
	Netherlands	790,282	—	790,282	—
	Norway	309,331	309,331	—	—
	Peru	367,370	367,370	—	—
	Philippines	962,467	470,357	492,110	—
	Singapore	1,152,170	—	1,152,170	—
	South Korea	971,733	—	971,733	—
	Spain	1,552,494	—	1,552,494	—
	Sweden	1,761,702	163,401	1,598,301	—
	Taiwan	1,645,399	—	1,645,399	—
	Tanzania	200,470	200,470	—	—
	Thailand	441,585	—	441,585	—
	United Kingdom	8,381,157	1,029,303	7,351,854	—
	United States	1,881,515	1,478,507	403,008	—

	Total Common Stocks	54,245,432	12,794,381	41,451,051	—

	Exchange-Traded Fund	1,328,186	1,328,186	—	—
	Short-Term Investment	2,965,235	2,965,235	—	—

	Total	$58,538,853	$17,087,802	$41,451,051	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2022

	Shares	Value
PREFERRED STOCKS - 0.7%

Germany - 0.7%

Henkel AG & Co KGaA	7,920	$530,100

Total Preferred Stocks (Cost $576,545)		530,100

COMMON STOCKS - 96.8%

Argentina - 0.1%

YPF SA ADR *	17,055	82,376

Austria - 0.7%

Erste Group Bank AG	14,844	541,309

Belgium - 0.8%

Ageas SA	12,542	634,039

Brazil - 2.3%

Atacadao SA	33,358	158,345
Cia de Saneamento Basico do Estado de Sao Paulo	74,533	738,591
Telefonica Brasil SA	55,205	624,282
Ultrapar Participacoes SA	92,157	276,216

		1,797,434

Burkina Faso - 0.5%

Endeavour Mining PLC	14,255	353,596

Canada - 2.9%

ARC Resources Ltd	30,070	402,649
Barrick Gold Corp	37,657	923,540
Cameco Corp	14,988	436,151
Kinross Gold Corp	74,741	439,477

		2,201,817

China - 0.7%

Dongfeng Motor Group Co Ltd ‘H’	704,221	526,777

Finland - 1.1%

Nokia OYJ *	153,958	847,850

France - 13.1%

AXA SA	42,549	1,245,594
BNP Paribas SA	15,908	909,058
Carrefour SA	28,050	610,426
Cie de Saint-Gobain	20,152	1,199,052
Dassault Aviation SA	2,662	420,375
Engie SA	79,736	1,048,289
Orange SA	60,781	719,726
Renault SA *	16,416	429,115
Rexel SA	17,012	363,169
SCOR SE	12,742	409,725
Societe Generale SA	29,440	789,209
TotalEnergies SE	37,977	1,921,619

		10,065,357

Germany - 3.3%

CECONOMY AG	39,202	147,737
Continental AG *	6,375	456,999
Daimler Truck Holding AG *	14,041	389,427
Fresenius SE & Co KGaA	25,970	953,527
Mercedes-Benz Group AG	8,245	578,713

		2,526,403

	Shares	Value
Hong Kong - 1.0%

CK Asset Holdings Ltd	103,509	$707,529
WH Group Ltd ~	125,500	78,808

		786,337

India - 0.9%

Canara Bank *	109,122	325,740
Oil & Natural Gas Corp Ltd	122,249	262,891
Zee Entertainment Enterprises Ltd	30,163	113,829

		702,460

Indonesia - 1.0%

P.T. Bank Mandiri Persero Tbk	1,348,198	739,437

Ireland - 1.2%

AIB Group PLC	142,815	314,565
Bank of Ireland Group PLC *	94,416	600,402

		914,967

Italy - 4.2%

Assicurazioni Generali SPA	37,026	846,865
BPER Banca	130,739	228,025
Eni SPA	89,394	1,303,653
UniCredit SPA	81,688	881,230

		3,259,773

Japan - 26.3%

Alfresa Holdings Corp	20,440	283,332
Alps Alpine Co Ltd	25,800	254,016
Benesse Holdings Inc	1,659	30,439
Chiyoda Corp *	24,421	93,426
Dai-ichi Life Holdings Inc	37,694	765,972
DeNA Co Ltd *	19,521	296,547
Eisai Co Ltd	4,078	188,928
Fuji Media Holdings Inc	12,616	120,807
Hino Motors Ltd	73,060	427,096
Honda Motor Co Ltd	51,345	1,455,417
Inpex Corp	64,687	760,547
Isuzu Motors Ltd	57,006	736,404
Japan Airlines Co Ltd *	30,910	576,265
JGC Holdings Corp	47,593	568,858
Kamigumi Co Ltd	14,670	263,335
Kirin Holdings Co Ltd	31,390	468,862
Mitsubishi Estate Co Ltd	46,480	692,108
Mitsubishi Heavy Industries Ltd	9,506	312,045
Mitsubishi Motors Corp *	58,434	156,938
Mitsubishi UFJ Financial Group Inc	182,668	1,129,097
MS&AD Insurance Group Holdings Inc	23,830	773,711
Nikon Corp	39,499	421,772
Nippon Television Holdings Inc	24,099	250,560
Nissan Motor Co Ltd *	117,348	521,416
Nomura Holdings Inc	56,363	237,050
Ono Pharmaceutical Co Ltd	37,600	942,459
Resona Holdings Inc	210,952	898,516
Shimamura Co Ltd	6,399	568,736
Stanley Electric Co Ltd	6,818	128,910
Subaru Corp	38,540	612,130
Sumitomo Electric Industries Ltd	52,930	629,194
Sumitomo Heavy Industries Ltd	15,930	365,050
Sumitomo Mitsui Financial Group Inc	17,796	562,147
Sumitomo Mitsui Trust Holdings Inc	23,186	754,580
Sumitomo Rubber Industries Ltd	8,540	78,249
T&D Holdings Inc	77,389	1,050,787
Taiheiyo Cement Corp	15,770	259,863
Takeda Pharmaceutical Co Ltd	21,370	608,879
THK Co Ltd	21,107	464,471
Toppan Inc	6,440	113,601
Yamato Holdings Co Ltd	18,070	337,551

		20,160,071

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2022

	Shares	Value
Luxembourg - 0.5%

RTL Group SA	7,549	$418,543

Malaysia - 0.5%

CIMB Group Holdings Bhd	291,200	368,882

Mexico - 0.5%

America Movil SAB de CV ‘L’ ADR	19,517	412,785

Netherlands - 5.0%

ABN AMRO Bank NV ~	45,424	580,057
ING Groep NV	52,042	543,367
PostNL NV	54,449	207,514
Shell PLC	90,995	2,494,057

		3,824,995

Norway - 0.2%

Norsk Hydro ASA	14,978	145,524

Russia - 0.1%

Gazprom PJSC ADR ± Ω	11,628	—
LUKOIL PJSC ADR ± Ω	1,019	—
Mobile TeleSystems PJSC ADR ± Ω	13,793	—
Sberbank of Russia PJSC ADR ± Ω	9,967	—
VEON Ltd ADR *	64,233	43,858

		43,858

South Africa - 2.0%

Anglo American PLC	18,210	946,235
MTN Group Ltd	13,436	173,850
Old Mutual Ltd	406,045	382,087

		1,502,172

South Korea - 4.8%

Coway Co Ltd	8,335	469,812
Hankook Tire & Technology Co Ltd	9,627	265,801
Hyundai Mobis Co Ltd	1,867	329,060
KB Financial Group Inc	18,517	927,959
KT Corp ADR *	53,141	762,042
Shinhan Financial Group Co Ltd	27,773	943,414

		3,698,088

Spain - 1.3%

CaixaBank SA	290,720	986,088

Sweden - 0.5%

SKF AB ‘B’	24,499	399,480

Switzerland - 7.6%

Adecco Group AG	20,809	943,929
Holcim Ltd	22,864	1,112,031
Julius Baer Group Ltd	2,623	151,857
Novartis AG	17,736	1,557,071
The Swatch Group AG	1,399	396,650
UBS Group AG	86,466	1,689,659

		5,851,197

Taiwan - 1.3%

Catcher Technology Co Ltd	84,130	422,067
Hon Hai Precision Industry Co Ltd	152,615	560,376

		982,443

	Shares	Value
Thailand - 1.3%

Kasikornbank PCL	127,293	$615,184
Kasikornbank PCL NVDR	76,884	371,074

		986,258

Turkey - 0.7%

Turk Telekomunikasyon AS	339,732	241,280
Turkcell Iletisim Hizmetleri AS	188,284	289,258

		530,538

United Kingdom - 10.4%

Babcock International Group PLC *	72,549	308,038
BAE Systems PLC	100,435	943,231
BP PLC	344,799	1,690,336
BT Group PLC	295,731	705,115
Centrica PLC *	274,584	287,229
easyJet PLC *	31,102	225,635
J Sainsbury PLC	161,131	533,309
Kingfisher PLC	93,523	312,147
Land Securities Group PLC REIT	42,417	435,190
Marks & Spencer Group PLC *	54,739	110,483
Standard Chartered PLC	139,403	925,359
The British Land Co PLC REIT	61,754	427,576
WPP PLC	82,823	1,083,995

		7,987,643

Total Common Stocks (Cost $68,704,878)		74,278,497

EXCHANGE-TRADED FUND - 0.2%

iShares Core MSCI EAFE	2,218	154,173

Total Exchange-Traded Fund (Cost $148,593)		154,173

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	872,645	872,645

Total Short-Term Investment (Cost $872,645)		872,645

TOTAL INVESTMENTS - 98.8% (Cost $70,302,661)		75,835,415

OTHER ASSETS & LIABILITIES, NET - 1.2%		889,385

NET ASSETS - 100.0%		$76,724,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2022

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.1%
Consumer, Cyclical	14.2%
Energy	12.0%
Industrial	11.2%
Consumer, Non-Cyclical	10.8%
Communications	8.9%
Basic Materials	4.2%
Others (each less than 3.0%)	4.4%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	As of March 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	26.3%
France	13.1%
United Kingdom	10.4%
Switzerland	7.6%
Netherlands	5.0%
South Korea	4.8%
Italy	4.2%
Germany	4.0%
Others (each less than 3.0%)	23.4%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$530,100	$—	$530,100	$—
	Common Stocks
	Argentina	82,376	82,376	—	—
	Austria	541,309	—	541,309	—
	Belgium	634,039	—	634,039	—
	Brazil	1,797,434	1,797,434	—	—
	Burkina Faso	353,596	353,596	—	—
	Canada	2,201,817	2,201,817	—	—
	China	526,777	—	526,777	—
	Finland	847,850	—	847,850	—
	France	10,065,357	719,726	9,345,631	—
	Germany	2,526,403	—	2,526,403	—
	Hong Kong	786,337	—	786,337	—
	India	702,460	—	702,460	—
	Indonesia	739,437	—	739,437	—
	Ireland	914,967	—	914,967	—
	Italy	3,259,773	—	3,259,773	—
	Japan	20,160,071	—	20,160,071	—
	Luxembourg	418,543	—	418,543	—
	Malaysia	368,882	—	368,882	—
	Mexico	412,785	412,785	—	—
	Netherlands	3,824,995	—	3,824,995	—
	Norway	145,524	—	145,524	—
	Russia	43,858	43,858	—	—
	South Africa	1,502,172	—	1,502,172	—
	South Korea	3,698,088	762,042	2,936,046	—
	Spain	986,088	—	986,088	—
	Sweden	399,480	—	399,480	—
	Switzerland	5,851,197	—	5,851,197	—
	Taiwan	982,443	—	982,443	—
	Thailand	986,258	—	986,258	—
	Turkey	530,538	530,538	—	—
	United Kingdom	7,987,643	—	7,987,643	—

	Total Common Stocks	74,278,497	6,904,172	67,374,325	—

	Exchange-Traded Fund	154,173	154,173	—	—
	Short-Term Investment	872,645	872,645	—	—

	Total	$75,835,415	$7,930,990	$67,904,425	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.6%

Basic Materials - 0.6%

DuPont de Nemours Inc 1.616% (USD LIBOR + 1.110%) due 11/15/23 §	$2,500,000	$2,525,728
Glencore Funding LLC (Australia) 3.000% due 10/27/22 ~	1,600,000	1,606,462
4.625% due 04/29/24 ~	2,000,000	2,049,108

		6,181,298

Communications - 2.4%

AT&T Inc 1.983% (USD LIBOR + 1.180%) due 06/12/24 §	7,750,000	7,868,079
Charter Communications Operating LLC 1.967% (USD LIBOR + 1.650%) due 02/01/24 §	500,000	509,879
eBay Inc 1.900% due 03/11/25	2,500,000	2,424,978
NTT Finance Corp (Japan) 0.583% due 03/01/24 ~	4,000,000	3,836,919
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	5,883,750	6,009,844
Verizon Communications Inc 0.750% due 03/22/24	5,000,000	4,841,903

		25,491,602

Consumer, Cyclical - 3.3%

Aptiv PLC 2.396% due 02/18/25	1,000,000	975,146
Brunswick Corp 0.850% due 08/18/24	2,500,000	2,365,408
Daimler Trucks Finance North America LLC (Germany) due 04/07/25 # ~	2,250,000	2,247,525
Delta Air Lines Inc 4.500% due 10/20/25 ~	3,000,000	3,019,790
DR Horton Inc 2.500% due 10/15/24	2,000,000	1,973,801
4.375% due 09/15/22	1,000,000	1,005,018
Ford Motor Credit Co LLC 1.383% (USD LIBOR + 1.080%) due 08/03/22 §	3,200,000	3,189,376
3.087% due 01/09/23	1,000,000	1,002,375
General Motors Financial Co Inc 1.050% due 03/08/24	2,000,000	1,926,140
1.200% due 10/15/24	2,350,000	2,232,972
Hyatt Hotels Corp 1.300% due 10/01/23	2,500,000	2,437,541
Magallanes Inc 2.062% (SOFR + 1.780%) due 03/15/24 ~ §	3,450,000	3,482,546
Marriott International Inc 3.600% due 04/15/24	1,000,000	1,010,949
Nissan Motor Acceptance Corp 1.671% (USD LIBOR + 0.650%) due 07/13/22 ~ §	1,700,000	1,698,158
Toyota Motor Credit Corp 2.900% due 03/30/23	3,000,000	3,021,218
Walgreens Boots Alliance Inc 0.950% due 11/17/23	2,800,000	2,729,888

		34,317,851

Consumer, Non-Cyclical - 7.0%

AmerisourceBergen Corp 0.737% due 03/15/23	1,550,000	1,527,980
Anthem Inc 2.375% due 01/15/25	1,200,000	1,184,323

	Principal Amount	Value
Baxter International Inc 1.322% due 11/29/24 ~	$4,650,000	$4,444,642
Bayer US Finance II LLC (Germany) 1.836% (USD LIBOR + 1.010%) due 12/15/23 ~ §	3,200,000	3,215,832
Cigna Corp 1.131% (USD LIBOR + 0.890%) due 07/15/23 §	4,000,000	4,029,868
Coca-Cola Europacific Partners PLC (United Kingdom) 0.800% due 05/03/24 ~	5,000,000	4,779,844
Element Fleet Management Corp (Canada) 1.600% due 04/06/24 ~	4,000,000	3,860,511
General Mills Inc 1.249% (USD LIBOR + 1.010%) due 10/17/23 §	6,000,000	6,074,657
Gilead Sciences Inc 0.750% due 09/29/23	2,812,000	2,747,561
GlaxoSmithKline Capital PLC (United Kingdom) 0.534% due 10/01/23	2,150,000	2,101,259
Global Payments Inc 1.500% due 11/15/24	750,000	717,734
Hormel Foods Corp 0.650% due 06/03/24	2,350,000	2,257,746
Humana Inc 0.650% due 08/03/23	2,800,000	2,732,900
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	1,500,000	1,408,824
Keurig Dr Pepper Inc 0.750% due 03/15/24	3,000,000	2,891,508
McKesson Corp 1.300% due 08/15/26	1,000,000	919,448
Mondelez International Holdings Netherlands BV 0.750% due 09/24/24 ~	2,000,000	1,889,862
Mondelez International Inc 2.125% due 03/17/24	1,500,000	1,490,032
PayPal Holdings Inc 1.350% due 06/01/23	1,750,000	1,745,547
PerkinElmer Inc 0.550% due 09/15/23	2,700,000	2,623,596
Philip Morris International Inc 1.125% due 05/01/23	2,000,000	1,977,514
Quanta Services Inc 0.950% due 10/01/24	1,750,000	1,660,666
Royalty Pharma PLC 0.750% due 09/02/23	3,500,000	3,399,871
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	5,100,000	4,952,644
Thermo Fisher Scientific Inc 1.215% due 10/18/24	3,200,000	3,079,920
UnitedHealth Group Inc 2.375% due 10/15/22	4,400,000	4,421,804
Zimmer Biomet Holdings Inc 1.450% due 11/22/24	1,750,000	1,680,027

		73,816,120

Energy - 1.7%

Enbridge Inc (Canada) 0.840% (SOFR + 0.630%) due 02/16/24 §	2,250,000	2,250,078
2.500% due 02/14/25	1,250,000	1,223,183
Energy Transfer LP 3.600% due 02/01/23	3,400,000	3,420,623
4.250% due 03/15/23	1,519,000	1,536,125
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	2,000,000	2,007,516
Kinder Morgan Inc 1.519% (USD LIBOR + 1.280%) due 01/15/23 §	1,000,000	1,006,026
5.625% due 11/15/23 ~	915,000	944,975

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
MPLX LP 3.375% due 03/15/23	$3,500,000	$3,527,875
3.500% due 12/01/22	1,606,000	1,619,257

		17,535,658

Financial - 27.7%

AerCap Ireland Capital DAC (Ireland) 1.150% due 10/29/23	3,300,000	3,160,696
AIG Global Funding 0.650% due 06/17/24 ~	1,000,000	951,897
Air Lease Corp 0.700% due 02/15/24	1,500,000	1,433,933
2.625% due 07/01/22	1,500,000	1,501,318
American Express Co 1.158% (USD LIBOR + 0.650%) due 02/27/23 §	2,000,000	2,004,678
2.250% due 03/04/25	1,500,000	1,474,483
ANZ New Zealand Int’l Ltd (New Zealand) 2.166% due 02/18/25 ~	1,650,000	1,608,266
Athene Global Funding 0.950% due 01/08/24 ~	4,550,000	4,384,316
2.192% (USD LIBOR + 1.230%)
due 07/01/22 ~ §	2,500,000	2,504,506
Banco Santander SA (Spain) 2.706% due 06/27/24	2,900,000	2,870,763
2.746% due 05/28/25	1,250,000	1,219,440
Bank of America Corp 1.843% due 02/04/25	7,500,000	7,336,403
3.384% due 04/02/26	3,000,000	2,997,231
4.200% due 08/26/24	2,500,000	2,562,086
Canadian Imperial Bank of Commerce (Canada) 0.450% due 06/22/23	7,000,000	6,836,473
Citigroup Inc 0.776% due 10/30/24	1,200,000	1,159,883
0.981% due 05/01/25	2,100,000	2,003,444
1.569% (USD LIBOR + 1.100%)
due 05/17/24 §	2,800,000	2,816,258
1.678% due 05/15/24	600,000	595,405
2.014% due 01/25/26	3,600,000	3,468,324
Citizens Bank NA 1.933% (USD LIBOR + 0.950%) due 03/29/23 §	3,000,000	3,014,109
Cooperatieve Rabobank UA (Netherlands) 0.375% due 01/12/24	2,000,000	1,923,141
1.826% (USD LIBOR + 0.860%)
due 09/26/23 ~ §	2,500,000	2,519,183
Corebridge Financial Inc due 04/04/25 # ~	1,650,000	1,648,697
Credit Suisse AG (Switzerland) 0.495% due 02/02/24	3,000,000	2,872,291
1.000% due 05/05/23	1,750,000	1,724,455
Danske Bank AS (Denmark) 0.976% due 09/10/25 ~	3,150,000	2,954,675
F&G Global Funding 0.900% due 09/20/24 ~	2,000,000	1,887,106
Fifth Third Bank NA 1.800% due 01/30/23	2,000,000	2,000,661
HSBC Holdings PLC (United Kingdom) 0.732% due 08/17/24	2,650,000	2,564,359
0.976% due 05/24/25	3,500,000	3,325,362
1.162% due 11/22/24	3,600,000	3,478,173
1.488% (USD LIBOR + 1.000%)
due 05/18/24 §	2,300,000	2,308,155
Intercontinental Exchange Inc 0.700% due 06/15/23	2,500,000	2,463,915
3.450% due 09/21/23	2,200,000	2,226,215
JPMorgan Chase & Co 0.824% due 06/01/25	2,500,000	2,385,877
0.969% due 06/23/25	2,350,000	2,245,573

	Principal Amount	Value
1.149% (USD LIBOR + 0.890%) due 07/23/24 §	$700,000	$704,062
1.151% (SOFR + 0.920%)
due 02/24/26 §	2,200,000	2,199,055
2.595% due 02/24/26	5,500,000	5,397,813
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	2,000,000	1,995,220
MassMutual Global Funding II 0.600% due 04/12/24 ~	10,000,000	9,583,930
Metropolitan Life Global Funding I 0.400% due 01/07/24 ~	2,000,000	1,922,418
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	2,034,465
Mitsubishi UFJ Financial Group Inc (Japan) 0.848% due 09/15/24	4,350,000	4,218,073
0.953% due 07/19/25	7,000,000	6,640,811
1.244% (USD LIBOR + 0.740%)
due 03/02/23 §	5,700,000	5,712,632
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	3,000,000	2,937,112
Morgan Stanley 0.529% due 01/25/24	4,000,000	3,936,512
0.731% due 04/05/24	3,000,000	2,939,775
0.790% due 05/30/25	2,900,000	2,757,223
1.559% (USD LIBOR + 1.220%)
due 05/08/24 §	700,000	704,869
New York Life Global Funding
0.400% due 10/21/23 ~	1,650,000	1,599,236
1.223% (USD LIBOR + 0.520%)
due 06/10/22 ~ §	2,000,000	2,000,130
1.451% (USD LIBOR + 0.440%)
due 07/12/22 ~ §	2,000,000	2,001,654
Principal Life Global Funding II 0.750% due 08/23/24 ~	2,000,000	1,899,719
Protective Life Global Funding 0.781% due 07/05/24 ~	2,500,000	2,374,257
3.218% due 03/28/25 ~	1,250,000	1,248,789
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	2,100,000	2,103,648
Royal Bank of Canada (Canada) 0.500% due 10/26/23	4,500,000	4,362,644
0.650% due 07/29/24	7,500,000	7,138,266
0.750% due 10/07/24	12,000,000	11,393,815
1.600% due 01/21/25	4,000,000	3,847,721
Skandinaviska Enskilda Banken AB (Sweden) 0.550% due 09/01/23 ~	5,000,000	4,853,200
0.843% (USD LIBOR + 0.320%)
due 09/01/23 ~ §	6,500,000	6,494,977
Societe Generale SA (France) 2.226% due 01/21/26 ~	1,900,000	1,805,539
Standard Chartered PLC (United Kingdom) 1.214% due 03/23/25 ~	2,900,000	2,770,007
1.319% due 10/14/23 ~	2,000,000	1,981,708
3.885% due 03/15/24 ~	1,000,000	1,007,572
Sumitomo Mitsui Financial Group Inc (Japan) 1.041% (USD LIBOR + 0.800%) due 10/16/23 §	7,500,000	7,537,472
1.402% due 09/17/26	8,000,000	7,310,207
The Bank of Nova Scotia (Canada) 0.650% due 07/31/24	7,500,000	7,139,309
1.450% due 01/10/25	5,000,000	4,803,334
The Charles Schwab Corp 0.750% due 03/18/24	3,000,000	2,902,266
The Goldman Sachs Group Inc 0.657% due 09/10/24	4,400,000	4,257,918
1.757% due 01/24/25	5,750,000	5,609,340
The Toronto-Dominion Bank (Canada) 0.888% (USD LIBOR + 0.640%) due 07/19/23 §	6,500,000	6,533,229
1.450% due 01/10/25	7,000,000	6,711,486

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value
UBS AG (Switzerland) 0.450% due 02/09/24 ~	$5,000,000	$4,769,822
0.548% (SOFR + 0.360%)
due 02/09/24 ~ §	3,250,000	3,228,603
1.375% due 01/13/25 ~	9,000,000	8,557,790
UBS Group AG (Switzerland) 1.008% due 07/30/24 ~	1,500,000	1,459,841
Ventas Realty LP REIT 2.650% due 01/15/25	1,650,000	1,620,354
Wells Fargo & Co 1.654% due 06/02/24	5,750,000	5,683,228
Westpac Banking Corp (Australia) 1.019% due 11/18/24	4,200,000	4,024,475
3.650% due 05/15/23	3,251,000	3,303,979

		292,451,255

Industrial - 3.3%

Berry Global Inc 0.950% due 02/15/24	2,850,000	2,730,280
Canadian Pacific Railway Co (Canada) 1.350% due 12/02/24	1,200,000	1,151,699
Carlisle Cos Inc 0.550% due 09/01/23	2,400,000	2,326,478
Graphic Packaging International LLC 0.821% due 04/15/24 ~	1,950,000	1,854,771
Jabil Inc 1.700% due 04/15/26	1,000,000	927,153
Penske Truck Leasing Co LP 1.200% due 11/15/25 ~	2,000,000	1,838,015
2.700% due 11/01/24 ~	1,000,000	985,840
4.875% due 07/11/22 ~	2,000,000	2,017,830
Ryder System Inc 2.500% due 09/01/24	3,000,000	2,963,207
Siemens Financieringsmaatschappij NV (Germany) 0.650% due 03/11/24 ~	6,200,000	5,977,396
TD SYNNEX Corp 1.250% due 08/09/24 ~	3,800,000	3,613,426
Teledyne Technologies Inc 0.950% due 04/01/24	7,000,000	6,724,571
The Boeing Co 4.508% due 05/01/23	1,500,000	1,526,249

		34,636,915

Technology - 3.3%

Apple Inc 0.750% due 05/11/23	2,450,000	2,419,908
CGI Inc (Canada) 1.450% due 09/14/26 ~	2,000,000	1,840,320
DXC Technology Co 1.800% due 09/15/26	1,000,000	918,168
Fidelity National Information Services Inc 0.600% due 03/01/24	4,000,000	3,832,097
Hewlett Packard Enterprise Co 1.450% due 04/01/24	1,000,000	971,191
2.250% due 04/01/23	2,100,000	2,099,116
Infor Inc 1.450% due 07/15/23 ~	2,700,000	2,646,813
Microchip Technology Inc 0.972% due 02/15/24	4,950,000	4,747,467
Oracle Corp 1.650% due 03/25/26	1,800,000	1,680,854
2.500% due 04/01/25	5,450,000	5,328,070
Qorvo Inc 1.750% due 12/15/24 ~	1,200,000	1,146,060
salesforce.com Inc 0.625% due 07/15/24	3,600,000	3,449,646
VMware Inc 0.600% due 08/15/23	1,750,000	1,701,560
4.500% due 05/15/25	2,350,000	2,423,259

		35,204,529

	Principal Amount	Value
Utilities - 7.3%

American Electric Power Co Inc 0.750% due 11/01/23	$2,450,000	$2,375,112
Black Hills Corp 1.037% due 08/23/24	2,500,000	2,388,658
CenterPoint Energy Inc 0.850% (SOFR + 0.650%) due 05/13/24 §	2,350,000	2,332,439
CenterPoint Energy Resources Corp 1.004% (USD LIBOR + 0.500%) due 03/02/23 §	490,000	488,593
Consolidated Edison Inc 0.650% due 12/01/23	3,500,000	3,419,497
Consumers Energy Co 0.350% due 06/01/23	4,000,000	3,899,713
Dominion Energy Inc 3.071% due 08/15/24	1,000,000	998,736
DTE Energy Co 1.050% due 06/01/25	1,000,000	936,579
Edison International 4.950% due 04/15/25	1,500,000	1,535,717
Emera US Finance LP (Canada) 0.833% due 06/15/24	2,550,000	2,415,702
Enel Finance International NV (Italy) 1.375% due 07/12/26 ~	7,000,000	6,435,413
Entergy Louisiana LLC 0.620% due 11/17/23	2,250,000	2,184,493
Evergy Inc 2.450% due 09/15/24	4,176,000	4,100,908
Mississippi Power Co 0.598% (SOFR + 0.300%) due 06/28/24 §	1,900,000	1,883,631
NextEra Energy Capital Holdings Inc 0.650% due 03/01/23	2,500,000	2,465,199
Oklahoma Gas and Electric Co 0.553% due 05/26/23	3,350,000	3,279,172
Oncor Electric Delivery Co LLC 2.750% due 06/01/24	1,800,000	1,786,633
Pacific Gas and Electric Co 1.750% due 06/16/22	4,500,000	4,495,363
3.250% due 02/16/24	3,000,000	2,988,059
PPL Electric Utilities Corp 0.628% (SOFR + 0.330%) due 06/24/24 §	2,000,000	1,987,863
Public Service Enterprise Group Inc 0.800% due 08/15/25	2,800,000	2,584,857
0.841% due 11/08/23	5,200,000	5,045,394
Sempra Energy 3.300% due 04/01/25	1,600,000	1,603,685
Southern California Edison Co 0.700% due 08/01/23	4,550,000	4,434,319
0.940% (SOFR + 0.640%)
due 04/03/23 §	2,000,000	1,999,593
1.100% due 04/01/24	1,300,000	1,255,428
1.130% (SOFR + 0.830%)
due 04/01/24 §	1,800,000	1,799,816
The AES Corp 3.300% due 07/15/25 ~	3,000,000	2,949,705
WEC Energy Group Inc 0.800% due 03/15/24	2,500,000	2,400,761
Xcel Energy Inc 0.500% due 10/15/23	650,000	629,894

		77,100,932

Total Corporate Bonds & Notes (Cost $613,223,995)		596,736,160

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2022

	Principal Amount	Value

SENIOR LOAN NOTES - 0.6%

Communications - 0.2%

Charter Communications Operating LLC Term B-2 due 02/01/27 ∞	$2,000,000	$1,985,624

Consumer, Cyclical - 0.2%

Hilton Worldwide Finance LLC Term B-2 due 06/21/26 ∞	2,000,000	1,980,694

Consumer, Non-Cyclical - 0.2%

United Rentals North America Inc Term B due 10/31/25 ∞	2,000,000	2,006,608

Total Senior Loan Notes (Cost $5,955,000)		5,972,926

ASSET-BACKED SECURITIES - 4.3%

AmeriCredit Automobile Receivables Trust 0.280% due 06/18/24	1,413,946	1,411,337
0.420% due 03/18/24	396,487	396,328
Carmax Auto Owner Trust 0.220% due 02/15/24	541,726	541,001
GM Financial Consumer Automobile Receivables Trust 0.230% due 11/16/23	276,408	276,023
Magnetite Ltd (Cayman) 1.041% (USD LIBOR + 0.800%) due 01/18/28 ~ §	10,838,009	10,843,428
1.221% (USD LIBOR + 0.980%)
due 04/15/31 ~ §	1,665,000	1,656,928
Palmer Square Loan Funding Ltd (Cayman) 1.054% (USD LIBOR + 0.800%) due 07/20/29 ~ §	7,671,481	7,652,239
1.280% (USD LIBOR + 0.800%)
due 02/20/28 ~ §	2,777,117	2,777,540
1.284% (3-Month SOFR + 1.050%)
due 04/15/30 ~ §	9,500,000	9,478,664
1.498% (USD LIBOR + 1.000%)
due 11/25/28 ~ §	781,005	779,793
Santander Drive Auto Receivables Trust 0.280% due 04/15/24	731,019	730,767
0.370% due 08/15/24	7,103,222	7,073,661
SMB Private Education Loan Trust 0.897% (USD LIBOR + 0.500%) due 01/15/53 ~ §	347,558	347,456
Stratus CLO Ltd (Cayman) 0.891% (USD LIBOR + 0.800%) due 12/29/29 ~ §	1,000,000	992,097

Total Asset-Backed Securities (Cost $45,043,906)		44,957,262

U.S. TREASURY OBLIGATIONS - 24.4%

U.S. Treasury Notes - 24.4%

0.125% due 04/30/22	25,000,000	24,996,793
0.125% due 05/31/22	15,000,000	14,993,571
0.125% due 06/30/22	15,000,000	14,983,194
0.125% due 09/30/22	30,000,000	29,863,629
0.125% due 11/30/22	87,000,000	86,312,967
0.125% due 02/28/23	10,000,000	9,866,072
0.500% due 03/15/23	5,000,000	4,945,546
1.500% due 01/15/23	30,000,000	29,997,659
1.750% due 07/15/22	10,000,000	10,030,615

	Principal Amount	Value
1.750% due 06/30/24 ‡	$10,000,000	$9,857,422
1.750% due 07/31/24	10,000,000	9,845,703
2.000% due 07/31/22	10,000,000	10,040,793
2.625% due 02/28/23	2,100,000	2,118,470

Total U.S. Treasury Obligations (Cost $259,104,088)		257,852,434

SHORT-TERM INVESTMENTS - 15.3%

Corporate Notes - 0.0%

Southern California Edison Co 0.628% (SOFR + 0.350%) due 06/13/22 §	650,000	649,874

	Shares
Money Market Fund - 5.7%

BlackRock Liquidity Funds T-Fund Portfolio
‘Institutional’ 0.210%	59,626,510	59,626,510

	Principal Amount
U.S. Treasury Bills - 9.6%

0.099% due 04/28/22	$25,000,000	24,998,101
0.940% due 09/15/22	22,000,000	21,905,446
1.018% due 09/29/22	54,500,000	54,225,484

		101,129,031

Total Short-Term Investments (Cost $161,423,539)		161,405,415

TOTAL INVESTMENTS - 101.2% (Cost $1,084,750,528)		1,066,924,197

DERIVATIVES - 3.6%		37,515,796

OTHER ASSETS & LIABILITIES, NET - (4.8%)		(50,244,159)

NET ASSETS - 100.0%		$1,054,195,834

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.6%
U.S. Treasury Obligations	24.4%
Short-Term Investments	15.3%
Asset-Backed Securities	4.3%
Others (each less than 3.0%)	0.6%

	101.2%
Derivatives	3.6%
Other Assets & Liabilities, Net	(4.8%	)

	100.0%

(b)	As of March 31, 2022, an investment with a value of $3,440,240 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2022

(c)	Open futures contracts outstanding as of March 31, 2022 were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	06/22	103	$23,131,004	$23,333,362	($202,358)

(d)	Swap agreements outstanding as of March 31, 2022 were as follows:

Total Return Swaps - Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	1-Day U.S. Fed Funds - 0.040%	Z	BOA	06/16/22	$19,591,861	$63,477	$—	$63,477
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.430%	Z	BOA	06/16/22	72,045,217	11,982,873	—	11,982,873
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.440%	Z	GSC	06/16/22	61,020,763	7,252,913	—	7,252,913
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.380%	Z	GSC	06/16/22	73,661,207	(559,693)	—	(559,693)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.380%	Z	GSC	06/16/22	24,894,918	2,611,871	—	2,611,871
MSCI EAFE Index	1-Day U.S. Fed Funds + 0.020%	Z	CIT	09/15/22	16,452,647	(1,122,654)	—	(1,122,654)
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.400%	Z	CIT	09/15/22	83,546,714	5,155,816	—	5,155,816
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.330%	Z	CIT	09/15/22	10,127,554	(708,051)	—	(708,051)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.350%	Z	CIT	09/15/22	91,544,568	3,582,346	—	3,582,346
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.470%	Z	SGN	09/15/22	97,531,801	4,555,096	—	4,555,096
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.410%	Z	CIT	11/18/22	31,658,636	(42,753)	—	(42,753)
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.430%	Z	CIT	11/18/22	115,781,392	5,762,328	—	5,762,328
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.300%	Z	CIT	11/18/22	52,656,949	(6,323,712)	—	(6,323,712)
MSCI EAFE Index	1-Day U.S. Fed Funds + 0.010%	Z	JPM	11/18/22	56,169,131	(1,872,575)	—	(1,872,575)
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.380%	Z	BOA	03/28/23	76,833,921	1,698,329	—	1,698,329
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.400%	Z	CIT	03/28/23	46,475,970	1,799,991	—	1,799,991
MSCI EAFE Index	1-Day U.S. Fed Funds - 0.070%	Z	JPM	03/28/23	48,829,835	705,154	—	705,154
MSCI EAFE Index	1-Day U.S. Fed Funds + 0.060%	Z	SGN	03/28/23	8,354,435	(572,742)	—	(572,742)
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.470%	Z	SGN	03/28/23	42,416,146	2,593,823	—	2,593,823
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.490%	Z	SGN	03/28/23	49,515,270	2,304,624	—	2,304,624
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.470%	Z	SGN	03/28/23	5,139,668	(365,088)	—	(365,088)

						$38,501,373	$—	$38,501,373

Total Return Swaps - Short
Pay	Receive	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.375%	Z	SGN	11/18/22	$15,102,087	($555,138)	$—	($555,138)
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.250%	Z	CIT	03/28/23	3,633,841	(24,334)	—	(24,334)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.280%	Z	CIT	03/28/23	8,453,749	(81,005)	—	(81,005)
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.390%	Z	SGN	03/28/23	18,401,777	(122,742)	—	(122,742)

						($783,219)	$—	($783,219)

Total Swap Agreements						$37,718,154	$—	$37,718,154

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$50,068,641
Liabilities	—	(12,350,487)

	$—	$37,718,154

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2022

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$596,736,160	$—	$596,736,160	$—
	Senior Loan Notes	5,972,926	—	5,972,926	—
	Asset-Backed Securities	44,957,262	—	44,957,262	—
	U.S. Treasury Obligations	257,852,434	—	257,852,434	—
	Short-Term Investments	161,405,415	59,626,510	101,778,905	—
	Derivatives:
	Equity Contracts
	Swaps	50,068,641	—	50,068,641	—

	Total Assets - Derivatives	50,068,641	—	50,068,641	—

	Total Assets	1,116,992,838	59,626,510	1,057,366,328	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(202,358)	(202,358)	—	—
	Swaps	(12,350,487)	—	(12,350,487)	—

	Total Equity Contracts	(12,552,845)	(202,358)	(12,350,487)	—

	Total Liabilities - Derivatives	(12,552,845)	(202,358)	(12,350,487)	—

	Total	$1,104,439,993	$59,424,152	$1,045,015,841	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2022

	Shares	Value
COMMON STOCKS - 98.1%

Consumer, Cyclical - 3.4%

DR Horton Inc	9,233	$687,951
Marriott Vacations Worldwide Corp	5,462	861,358
Travel + Leisure Co	8,531	494,286

		2,043,595

Financial - 94.7%

Agree Realty Corp REIT	11,135	738,919
Alexandria Real Estate Equities Inc REIT	10,096	2,031,820
American Assets Trust Inc REIT	5,085	192,671
American Homes 4 Rent ‘A’ REIT	51,445	2,059,343
American Tower Corp REIT	6,619	1,662,825
Apartment Income REIT Corp	23,507	1,256,684
Apple Hospitality REIT Inc	33,988	610,764
AvalonBay Communities Inc REIT	12,894	3,202,483
Brandywine Realty Trust REIT	12,551	177,471
Broadstone Net Lease Inc REIT	36,477	794,469
Cousins Properties Inc REIT	26,880	1,082,995
CubeSmart REIT	25,139	1,307,982
DiamondRock Hospitality Co REIT *	43,267	436,997
Digital Realty Trust Inc REIT	3,394	481,269
Equinix Inc REIT	4,642	3,442,600
Equity LifeStyle Properties Inc REIT	13,932	1,065,519
Essex Property Trust Inc REIT	7,850	2,712,018
Extra Space Storage Inc REIT	12,075	2,482,620
First Industrial Realty Trust Inc REIT	23,845	1,476,244
Healthcare Realty Trust Inc REIT	7,911	217,394
Healthcare Trust of America Inc ‘A’ REIT	40,496	1,269,145
InvenTrust Properties Corp REIT	21,445	660,077
Invitation Homes Inc REIT	57,128	2,295,403
Kilroy Realty Corp REIT	18,438	1,409,032
Medical Properties Trust Inc REIT	49,347	1,043,196
MGM Growth Properties LLC ‘A’ REIT	17,086	661,228
NETSTREIT Corp REIT	9,109	204,406
Park Hotels & Resorts Inc REIT	18,903	369,176
Prologis Inc REIT	27,515	4,443,122
PS Business Parks Inc REIT	4,990	838,719
Public Storage REIT	3,811	1,487,357
Regency Centers Corp REIT	18,715	1,335,128
Rexford Industrial Realty Inc REIT	16,888	1,259,676
Sabra Health Care REIT Inc	53,483	796,362
Simon Property Group Inc REIT	5,297	696,873
STORE Capital Corp REIT	35,141	1,027,172

	Shares	Value
Sun Communities Inc REIT	12,889	$2,259,313
Terreno Realty Corp REIT	15,325	1,134,816
Ventas Inc REIT	47,387	2,926,621
VICI Properties Inc REIT	50,762	1,444,687
Welltower Inc REIT	9,564	919,483
Weyerhaeuser Co REIT	8,960	339,584

		56,253,663

Total Common Stocks (Cost $47,308,781)		58,297,258

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	939,316	939,316

Total Short-Term Investment (Cost $939,316)		939,316

TOTAL INVESTMENTS - 99.7% (Cost $48,248,097)		59,236,574

OTHER ASSETS & LIABILITIES, NET - 0.3%		150,193

NET ASSETS - 100.0%		$59,386,767

Notes to Schedule of Investments

(a)	As of March 31, 2022, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Apartments	19.4%
REITS-Diversified	16.6%
REITS-Warehouse/Industrial	14.0%
REITS-Health Care	12.1%
REITS-Storage	8.9%
REITS-Office Property	7.9%
REITS-Manufactured Homes	5.6%
REITS-Hotels	3.5%
REITS-Single Tenant	3.0%
Others (each less than 3.0%)	7.1%

98.1%
Short-Term Investment	1.6%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2022:

		Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$58,297,258	$58,297,258	$—	$—
	Short-Term Investment	939,316	939,316	—	—

	Total	$59,236,574	$59,236,574	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-114

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2022

Explanation of Symbols:

#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
~	Securities are not registered under the Securities Act of 1933 (1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
±	Investments categorized as a significant unobservable input (Level 3).
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2022. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2022.
∞	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
f	All or a portion of this senior loan position is unfunded as of March 31, 2022. The interest rate for fully unfunded terms loans is to be determined.
y	Issuer filed bankruptcy and/or is in default as of March 31, 2022.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
◇	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).

Counterparty & Exchange Abbreviations:

BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CIT	Citigroup
CME	Chicago Mercantile Exchange
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SGN	Societe Generale
UBS	UBS

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Payment Frequency Abbreviations:

A	Annual
L	Lunar
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:

AUD Bank Bill	Australian Dollar Bank Bill Rate
COFI	Cost of Funds Index
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The sectors and countries (based on country of risk) listed in the Schedules of Investments are obtained from a third party source that is not affiliated with the Trust or the investment adviser, and are believed to be reliable. Sector names, country names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2022

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at value	$225,800,870	$301,077,422	$983,858,917	$821,886,153	$317,125,307
Receivables:
Fund shares sold	42,455	148,413	90,658	76,161	112,185
Securities sold	63,189	183,703	885,250	317,402	—
Due from adviser	10,946	8,935	20,167	16,575	11,718
Prepaid expenses and other assets	12,443	14,373	19,147	20,607	13,271
Total Assets	225,929,903	301,432,846	984,874,139	822,316,898	317,262,481
LIABILITIES
Payables:
Fund shares redeemed	253,687	560,864	1,725,175	546,864	45,939
Securities purchased	—	—	—	—	84,195
Accrued advisory fees	37,991	51,059	165,397	137,286	52,712
Accrued administration fees	28,493	38,294	124,048	102,965	39,534
Accrued custodian and portfolio accounting fees	10,193	10,289	11,125	10,927	10,321
Accrued legal, audit and tax service fees	17,926	24,676	80,320	66,883	25,943
Accrued trustees’ fees and deferred compensation	9,399	12,048	35,364	26,533	9,038
Accrued distribution and service fees	8,899	10,686	35,110	29,539	11,379
Accrued other (1)	14,117	19,360	63,610	52,759	20,120
Total Liabilities	380,705	727,276	2,240,149	973,756	299,181
NET ASSETS	$225,549,198	$300,705,570	$982,633,990	$821,343,142	$316,963,300
NET ASSETS CONSIST OF:
Paid-in capital	$211,752,695	$268,763,719	$789,996,647	$636,828,605	$235,232,558
Undistributed/accumulated earnings (deficit)	13,796,503	31,941,851	192,637,343	184,514,537	81,730,742
NET ASSETS	$225,549,198	$300,705,570	$982,633,990	$821,343,142	$316,963,300
Class A Shares:
Net Assets	$174,061,316	$262,457,075	$845,027,280	$712,009,530	$270,690,752
Shares of beneficial interest outstanding	16,159,994	22,588,881	63,415,212	49,685,568	16,540,653
Net Asset Value per share*	$10.77	$11.62	$13.33	$14.33	$16.37
Sales Charge	0.63	0.68	0.78	0.83	0.95
Maximum offering price per share	$11.40	$12.30	$14.11	$15.16	$17.32
Class C Shares:
Net Assets	$37,841,016	$31,538,262	$107,229,204	$89,500,611	$35,332,554
Shares of beneficial interest outstanding	3,623,463	2,794,028	8,260,295	6,459,543	2,262,616
Net Asset Value per share*	$10.44	$11.29	$12.98	$13.86	$15.62
Advisor Class:
Net Assets	$13,646,866	$6,710,233	$30,377,506	$19,833,001	$10,939,994
Shares of beneficial interest outstanding	1,259,476	573,334	2,264,849	1,373,292	663,727
Net Asset Value per share	$10.84	$11.70	$13.41	$14.44	$16.48

Investments in affiliated mutual funds, at cost	$219,735,579	$293,418,064	$927,384,387	$768,725,777	$300,475,814

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Accrued other for Pacific Funds Portfolio Optimization Growth and Aggressive-Growth include $32,675 and $12,599, respectively, of accrued shareholder report expenses.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2022

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds ESG Core Bond	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income
ASSETS
Investments, at value (excluding derivatives)	$33,021,444	$990,495,428	$962,691,460	$26,047,312	$1,605,774,479	$4,556,895,443
Cash	1,041	2,642,349	112,521	—	215,925	3,430,370
Foreign currency held, at value	—	—	—	—	5,328	—
Receivables:
Dividend and interest	66,185	3,642,157	4,865,301	121,460	13,606,507	12,319,064
Fund shares sold	1,000	12,600,204	2,114,718	3,716	8,745,455	34,487,987
Securities sold	683	13,713,100	21,396,294	395,832	7,842,603	92,215,356
Due from adviser	6,872	84,531	102,419	16,775	180,062	472,083
Prepaid expenses and other assets	6,758	25,243	24,589	6,738	38,274	221,288
Total Assets	33,103,983	1,023,203,012	991,307,302	26,591,833	1,636,408,633	4,700,041,591
LIABILITIES
Payables:
Fund shares redeemed	554,762	4,116,396	16,113,178	—	7,299,257	10,568,351
Securities purchased	995,935	10,168,699	32,036,944	398,597	25,972,551	623,805,460
Income distributions	374	50,749	316,177	—	531,757	1,956,319
Accrued advisory fees	6,832	341,159	421,663	8,814	792,342	1,997,074
Accrued administration fees	4,099	127,979	126,581	3,479	201,159	487,742
Accrued custodian and portfolio accounting fees	9,936	83,385	82,845	17,160	107,752	213,524
Accrued legal, audit and tax service fees	2,393	86,038	83,155	2,134	110,069	214,737
Accrued trustees’ fees and deferred compensation	—	10	11	—	30	56
Accrued distribution and service fees	—	9,163	7,415	—	12,230	19,456
Accrued other	1,793	65,776	63,258	1,564	76,740	151,449
Total Liabilities	1,576,124	15,049,354	49,251,227	431,748	35,103,887	639,414,168
NET ASSETS	$31,527,859	$1,008,153,658	$942,056,075	$26,160,085	$1,601,304,746	$4,060,627,423
NET ASSETS CONSIST OF:
Paid-in capital	$31,811,240	$1,032,347,273	$993,515,342	$28,535,505	$1,654,807,517	$4,204,664,934
Undistributed/accumulated earnings (deficit)	(283,381)	(24,193,615)	(51,459,267)	(2,375,420)	(53,502,771)	(144,037,511)
NET ASSETS	$31,527,859	$1,008,153,658	$942,056,075	$26,160,085	$1,601,304,746	$4,060,627,423
Class A Shares:
Net Assets		$174,444,085	$127,726,565		$134,611,726	$280,827,322
Shares of beneficial interest outstanding		17,177,270	12,271,008		12,279,364	29,085,089
Net Asset Value per share*		$10.16	$10.41		$10.96	$9.66
Sales Charge		0.31	0.46		0.49	0.30
Maximum offering price per share		$10.47	$10.87		$11.45	$9.96
Class C Shares:
Net Assets		$39,891,317	$35,730,525		$78,497,448	$109,161,403
Shares of beneficial interest outstanding		3,935,458	3,431,250		7,179,017	11,321,933
Net Asset Value per share*		$10.14	$10.41		$10.93	$9.64
Class I Shares:
Net Assets	$12,929,479	$171,154,006	$118,420,165	$14,534,304	$142,365,356	$1,838,624,870
Shares of beneficial interest outstanding	1,303,732	16,874,543	11,366,086	1,584,981	13,067,925	190,164,924
Net Asset Value per share	$9.92	$10.14	$10.42	$9.17	$10.89	$9.67
Class P Shares:
Net Assets			$34,896,086			$53,045,062
Shares of beneficial interest outstanding			3,338,028			5,486,979
Net Asset Value per share			$10.45			$9.67
Advisor Class:
Net Assets	$18,598,380	$622,664,250	$625,282,734	$11,625,781	$1,245,830,216	$1,778,968,766
Shares of beneficial interest outstanding	1,875,247	61,285,794	59,926,073	1,267,892	113,616,036	183,612,794
Net Asset Value per share	$9.92	$10.16	$10.43	$9.17	$10.97	$9.69

Investments, at cost (excluding derivatives)	$33,217,606	$1,013,542,626	$1,008,159,262	$27,951,281	$1,664,491,403	$4,583,405,646
Foreign currency held, at cost	—	—	—	—	6,640	—

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2022

	Pacific Funds High Income	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
ASSETS
Investments, at value (excluding derivatives)	$148,178,386	$214,923,657	$22,040,157	$20,526,612	$49,792,720	$450,442,473
Cash	—	3,365	—	—	—	—
Cash (segregated for derivative instruments)	—	—	—	—	225,000	4,021,497
Foreign currency held, at value	666	—	—	—	21,442	4,027,407
Receivables:
Dividend and interest	2,042,094	109,964	13,480	16,981	54,838	2,435,193
Fund shares sold	5,426	121,531	353	7,619	—	—
Securities sold	421,230	3,226,195	184,336	—	1,465,267	51,585,619
Variation margin on futures contracts	—	—	—	—	34,061	451,112
Variation margin on swap agreements	—	—	—	—	15,508	2,168,251
Swap agreements	—	—	—	—	2,042	—
Due from adviser	25,079	7,772	10,455	9,997	5,317	49,748
Forward foreign currency contracts appreciation	—	—	—	—	51,466	1,035,084
Outstanding purchased options, at value	—	—	—	—	96,497	68,683
Swap agreements appreciation	—	—	—	—	—	6,561
Prepaid expenses and other assets	15,204	18,618	13,736	13,677	246	3,996
Total Assets	150,688,085	218,411,102	22,262,517	20,574,886	51,764,404	516,295,624
LIABILITIES
Payables:
Fund shares redeemed	159,819	317,557	15,818	772	35,599	349,319
Securities purchased	1,276,376	3,079,798	72,383	—	761,091	82,957,882
Securities sold short, at value	—	—	—	—	—	1,858,734
Sale-buyback financing transactions	—	—	—	—	6,119,309	—
Swap agreements	—	—	—	—	—	249,108
Due to brokers	—	—	—	—	—	560,000
Due to custodian	—	—	96	—	296,174	4,057,359
Income distributions	702	—	—	—	—	—
Accrued advisory fees	76,148	135,729	14,091	12,953	12,303	158,946
Accrued administration fees	19,037	27,146	2,818	2,591	4,614	60,744
Accrued custodian and portfolio accounting fees	23,370	23,771	7,048	6,784	14,989	129,443
Accrued legal, audit and tax service fees	12,335	25,432	2,015	1,492	2,391	41,061
Accrued trustees’ fees and deferred compensation	2	3	1	—	3,344	24,921
Accrued distribution and service fees	330	1,592	140	168	—	—
Accrued other	9,162	19,218	1,347	1,099	1,805	30,769
Forward foreign currency contracts depreciation	—	—	—	—	11,659	1,262,836
Outstanding options written, at value	—	—	—	—	165,965	421,577
Swap premiums received	—	—	—	—	—	28,267
Total Liabilities	1,577,281	3,630,246	115,757	25,859	7,429,243	92,190,966
NET ASSETS	$149,110,804	$214,780,856	$22,146,760	$20,549,027	$44,335,161	$424,104,658
NET ASSETS CONSIST OF:
Paid-in capital	$157,895,558	$131,802,028	$19,380,077	$16,156,071	$51,135,132	$466,542,382
Undistributed/accumulated earnings (deficit)	(8,784,754)	82,978,828	2,766,683	4,392,956	(6,799,971)	(42,437,724)
NET ASSETS	$149,110,804	$214,780,856	$22,146,760	$20,549,027	$44,335,161	$424,104,658
Class A Shares:
Net Assets	$6,816,350	$19,675,455	$1,940,631	$2,983,147
Shares of beneficial interest outstanding	692,141	1,231,339	131,072	244,685
Net Asset Value per share*	$9.85	$15.98	$14.81	$12.19
Sales Charge	0.44	0.71	0.66	0.54
Maximum offering price per share	$10.29	$16.69	$15.47	$12.73
Class C Shares:
Net Assets	$1,290,905	$9,370,368	$776,016	$759,635
Shares of beneficial interest outstanding	131,258	614,991	54,427	64,064
Net Asset Value per share*	$9.83	$15.24	$14.26	$11.86
Class I Shares:
Net Assets	$85,631
Shares of beneficial interest outstanding	8,788
Net Asset Value per share	$9.74
Class P Shares:
Net Assets	$134,177,203				$44,335,161	$424,104,658
Shares of beneficial interest outstanding	13,772,372				4,466,423	41,798,118
Net Asset Value per share	$9.74				$9.93	$10.15
Advisor Class:
Net Assets	$6,740,715	$184,717,954	$17,731,541	$15,488,308
Shares of beneficial interest outstanding	683,072	11,455,764	1,171,018	1,258,217
Net Asset Value per share	$9.87	$16.12	$15.14	$12.31
Class R6 Shares:
Net Assets		$1,017,079	$1,698,572	$1,317,937
Shares of beneficial interest outstanding		59,220	116,992	106,384
Net Asset Value per share		$17.17	$14.52	$12.39

Investments, at cost (excluding derivatives)	$152,545,269	$158,166,158	$18,635,427	$16,442,492	$49,791,389	$479,027,251
Outstanding purchased options, at cost	—	—	—	—	50,938	66,083
Foreign currency held, at cost	788	—	—	—	33,067	4,008,977
Proceeds from securities sold short	—	—	—	—	—	1,862,594
Premiums received from outstanding options written	—	—	—	—	70,688	481,742

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2022

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
ASSETS
Investments, at value (excluding derivatives)	$74,411,023	$39,525,270	$158,859,954	$164,265,628	$49,802,034	$96,869,812
Cash	7,032	53,024	—	—	1,527	—
Cash (segregated for derivative instruments)	37,820	2,580,000	—	—	—	—
Foreign currency held, at value	3,502	237,437	—	—	—	—
Receivables:
Dividend and interest	314,239	526,429	21,926	188,451	21,300	87,707
Fund shares sold	—	421	8,167	5,094	3,368	5,894
Securities sold	270,850	485,914	344,491	—	628,597	997,019
Variation margin on futures contracts	3,242	260,814	—	—	—	—
Variation margin on swap agreements	—	231,369	—	—	—	—
Due from adviser	10,300	14,240	8,009	8,194	5,410	7,438
Forward foreign currency contracts appreciation	—	227,102	—	—	—	—
Prepaid expenses and other assets	657	447	1,349	1,314	479	925
Total Assets	75,058,665	44,142,467	159,243,896	164,468,681	50,462,715	97,968,795
LIABILITIES
Payables:
Fund shares redeemed	54,473	30,394	111,872	124,043	31,051	64,604
Securities purchased	2,299,466	950,084	399,133	—	411,317	467,224
Swap agreements	—	16,368	—	—	—	—
Accrued advisory fees	28,632	31,818	71,171	91,067	24,848	68,523
Accrued administration fees	10,737	6,493	19,410	21,015	6,212	13,705
Accrued custodian and portfolio accounting fees	25,866	44,563	17,371	16,041	13,791	14,406
Accrued legal, audit and tax service fees	7,064	4,446	13,770	13,051	4,510	8,864
Accrued trustees’ fees and deferred compensation	4,956	—	7,875	11,848	3,042	2,388
Accrued other	5,285	3,399	11,542	9,759	3,457	6,629
Forward foreign currency contracts depreciation	—	97,631	—	—	—	—
Swap premiums received	—	1,959	—	—	—	—
Swap agreements depreciation	—	17,475	—	—	—	—
Total Liabilities	2,436,479	1,204,630	652,144	286,824	498,228	646,343
NET ASSETS	$72,622,186	$42,937,837	$158,591,752	$164,181,857	$49,964,487	$97,322,452
NET ASSETS CONSIST OF:
Paid-in capital	$75,182,131	$55,367,984	$47,313,289	$70,288,268	$57,344,576	$67,425,228
Undistributed/accumulated earnings (deficit)	(2,559,945)	(12,430,147)	111,278,463	93,893,589	(7,380,089)	29,897,224
NET ASSETS	$72,622,186	$42,937,837	$158,591,752	$164,181,857	$49,964,487	$97,322,452
Class P Shares:
Shares of beneficial interest outstanding	7,469,281	5,535,619	5,446,936	13,120,287	3,158,946	9,842,533
Net Asset Value per share	$9.72	$7.76	$29.12	$12.51	$15.82	$9.89

Investments, at cost (excluding derivatives)	$76,160,468	$43,107,523	$58,374,115	$80,052,650	$54,990,513	$73,581,000
Foreign currency held, at cost	3,529	228,249	—	—	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2022

	PF Emerging Markets Fund	PF International Growth Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
ASSETS
Investments, at value (excluding derivatives)	$87,870,054	$35,852,066	$58,538,853	$75,835,415	$1,066,924,197	$59,236,574
Cash	—	—	1	—	2,966,110	3,787
Foreign currency held, at value	323,256	4,569	55,419	195,667	—	—
Receivables:
Dividend and interest	149,116	433,834	340,349	563,680	2,253,659	193,294
Fund shares sold	4,210	2,778	2,526	3,199	45,171	1,684
Securities sold	392,359	34,200	145,899	791,642	471,677	29,920
Variation margin on futures contracts	—	—	—	—	336,037	—
Due from adviser	18,935	2,732	28,959	4,931	19,983	3,336
Swap agreements appreciation	—	—	—	—	50,068,641	—
Prepaid expenses and other assets	913	376	273	437	8,376	178
Total Assets	88,758,843	36,330,555	59,112,279	77,394,971	1,123,093,851	59,468,773
LIABILITIES
Payables:
Fund shares redeemed	56,115	20,297	39,992	51,547	270,942	41,242
Securities purchased	92,229	16,371	136,322	540,996	55,593,861	—
Variation margin on futures contracts	—	—	779	—	—	—
Accrued advisory fees	65,451	27,543	29,743	26,989	307,803	23,368
Accrued administration fees	12,272	5,039	5,343	6,228	131,916	4,674
Accrued custodian and portfolio accounting fees	79,689	25,681	49,892	25,190	88,997	7,465
Accrued legal, audit and tax service fees	9,377	3,761	2,747	2,610	85,427	2,032
Accrued trustees’ fees and deferred compensation	4,134	5,118	—	5,998	13	1,406
Accrued foreign capital gains tax	532,739	58,497	—	—	—	—
Accrued other	13,543	6,159	2,379	10,613	68,571	1,819
Swap agreements depreciation	—	—	—	—	12,350,487	—
Total Liabilities	865,549	168,466	267,197	670,171	68,898,017	82,006
NET ASSETS	$87,893,294	$36,162,089	$58,845,082	$76,724,800	$1,054,195,834	$59,386,767
NET ASSETS CONSIST OF:
Paid-in capital	$69,453,363	$34,273,602	$61,887,286	$75,428,732	$1,018,748,527	$48,310,880
Undistributed/accumulated earnings (deficit)	18,439,931	1,888,487	(3,042,204)	1,296,068	35,447,307	11,075,887
NET ASSETS	$87,893,294	$36,162,089	$58,845,082	$76,724,800	$1,054,195,834	$59,386,767
Class P Shares:
Shares of beneficial interest outstanding	8,752,012	5,492,630	7,195,543	9,102,676	112,419,527	3,554,197
Net Asset Value per share	$10.04	$6.58	$8.18	$8.43	$9.38	$16.71

Investments, at cost (excluding derivatives)	$64,165,921	$32,913,094	$61,726,514	$70,302,661	$1,084,750,528	$48,248,097
Foreign currency held, at cost	327,605	4,534	55,430	195,931	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2022

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$5,196,868	$5,798,422	$13,888,149	$9,518,929	$2,477,110
Total Investment Income	5,196,868	5,798,422	13,888,149	9,518,929	2,477,110

EXPENSES
Advisory fees	488,938	665,724	2,166,426	1,790,599	688,164
Administration fees	366,703	499,293	1,624,819	1,342,949	516,123
Portfolio accounting fees	55,451	55,524	56,374	56,223	55,596
Shareholder report expenses	12,353	16,808	59,774	45,320	17,425
Distribution fees
Class C	323,520	297,526	974,032	807,126	304,642
Service fees
Class A	477,090	715,107	2,287,249	1,914,542	720,910
Class C	107,840	99,175	324,677	269,042	101,547
Registration fees	58,661	53,351	76,054	72,037	57,227
Legal, audit and tax service fees	20,625	30,629	92,135	76,729	29,735
Trustees’ fees	12,165	16,442	53,234	43,788	16,762
Interest expense	—	32	—	—	—
Other	7,898	9,920	27,208	22,684	9,960
Total Expenses	1,931,244	2,459,531	7,741,982	6,441,039	2,518,091
Adviser Expense Reimbursement	(167,153)	(182,675)	(364,780)	(316,780)	(186,705)
Net Expenses	1,764,091	2,276,856	7,377,202	6,124,259	2,331,386
NET INVESTMENT INCOME (LOSS)	3,432,777	3,521,566	6,510,947	3,394,670	145,724

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	(71,250)	777,453	925,905	1,619,638	289,983
Capital gain distributions from affiliated mutual fund investments	14,251,011	34,833,903	175,768,525	166,931,718	82,047,587
Net Realized Gain (Loss)	14,179,761	35,611,356	176,694,430	168,551,356	82,337,570

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	(22,006,844)	(40,959,311)	(169,675,188)	(150,308,340)	(72,647,519)
Change in Net Unrealized Appreciation (Depreciation)	(22,006,844)	(40,959,311)	(169,675,188)	(150,308,340)	(72,647,519)
NET GAIN (LOSS)	(7,827,083)	(5,347,955)	7,019,242	18,243,016	9,690,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,394,306)	($1,826,389)	$13,530,189	$21,637,686	$9,835,775

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2022

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds ESG Core Bond	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$355	$5,586	$6,347	$146	$566,154	$2,267,691
Interest, net of foreign taxes withheld	304,919	21,889,294	30,219,990	425,005	50,525,265	123,917,605
Total Investment Income	305,274	21,894,880	30,226,337	425,151	51,091,419	126,185,296

EXPENSES
Advisory fees	81,064	4,653,952	5,641,915	104,591	8,074,671	17,995,902
Administration fees	48,639	1,745,231	1,692,575	41,286	2,018,668	4,152,901
Custodian fees and expenses	1,559	38,028	43,311	399	40,399	113,794
Portfolio accounting fees	42,180	377,701	366,150	38,091	432,131	798,279
Shareholder report expenses	1,619	59,844	56,485	1,401	67,961	134,985
Distribution fees
Class C	—	350,132	340,491	—	597,043	701,312
Service fees
Class A	—	496,705	384,512	—	321,864	569,099
Class C	—	116,710	113,497	—	199,014	233,770
Registration fees	32,265	137,965	105,609	79,748	173,831	223,614
Legal, audit and tax service fees	2,737	99,129	95,104	2,444	125,682	252,949
Trustees’ fees	1,343	49,979	48,333	1,132	52,414	102,937
Offering costs	—	—	—	6,539	—	—
Interest expense	—	—	—	—	—	675,652
Other	2,235	27,378	27,595	2,124	25,783	46,666
Total Expenses	213,641	8,152,754	8,915,577	277,755	12,129,461	26,001,860
Advisory Fee Waiver	—	(40,894)	(32,505)	—	(86,445)	(667,118)
Adviser Expense Reimbursement	(109,878)	(1,392,216)	(1,771,368)	(145,640)	(1,649,288)	(3,904,375)
Net Expenses	103,763	6,719,644	7,111,704	132,115	10,393,728	21,430,367
NET INVESTMENT INCOME (LOSS)	201,511	15,175,236	23,114,633	293,036	40,697,691	104,754,929

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(68,021)	4,456,495	5,283,479	(411,247)	19,602,422	15,781,557
Net Realized Gain (Loss)	(68,021)	4,456,495	5,283,479	(411,247)	19,602,422	15,781,557

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(292,063)	(37,853,242)	(57,532,082)	(1,191,228)	(89,029,138)	(45,242,229)
Foreign currencies	—	—	—	—	27	—
Change in Net Unrealized Appreciation (Depreciation)	(292,063)	(37,853,242)	(57,532,082)	(1,191,228)	(89,029,111)	(45,242,229)
NET GAIN (LOSS)	(360,084)	(33,396,747)	(52,248,603)	(1,602,475)	(69,426,689)	(29,460,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($158,573)	($18,221,511)	($29,133,970)	($1,309,439)	($28,728,998)	$75,294,257

Foreign taxes withheld on dividends and interest	$99	$1,669	$3,282	$215	$6,143	$—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2022

	Pacific Funds High Income	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$67,550	$2,765,117	$192,617	$241,451	$52	$3,006
Interest, net of foreign taxes withheld	8,827,940	—	—	—	2,220,796	12,192,984
Total Investment Income	8,895,490	2,765,117	192,617	241,451	2,220,848	12,195,990

EXPENSES
Advisory fees	974,791	2,530,764	167,900	145,431	133,054	2,209,265
Administration fees	243,698	506,153	33,580	29,086	49,895	828,474
Custodian fees and expenses	5,179	9,518	581	527	5,275	68,450
Portfolio accounting fees	98,264	122,632	34,515	33,555	51,286	408,374
Shareholder report expenses	8,112	17,835	1,179	981	1,712	28,111
Distribution fees
Class C	12,814	78,355	5,909	5,915	—	—
Service fees
Class A	18,934	56,398	5,787	6,471	—	—
Class C	4,271	26,118	1,970	1,972	—	—
Registration fees	58,292	65,102	54,459	54,656	572	9,906
Legal, audit and tax service fees	13,999	29,526	2,293	1,707	2,210	47,194
Trustees’ fees	6,894	14,719	924	783	1,616	27,596
Interest expense	—	10	18	—	5,138	212
Other	6,635	22,590	4,488	4,261	578	10,916
Total Expenses	1,451,883	3,479,720	313,603	285,345	251,336	3,638,498
Advisory Fee Waiver	—	—	—	—	—	(41,424)
Adviser Expense Reimbursement	(296,528)	(114,664)	(89,011)	(87,953)	(63,249)	(600,547)
Net Expenses	1,155,355	3,365,056	224,592	197,392	188,087	2,996,527
NET INVESTMENT INCOME (LOSS)	7,740,135	(599,939)	(31,975)	44,059	2,032,761	9,199,463

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	4,372,551	49,847,006	738,950	2,054,409	471,969	(6,479,368)
Closed short positions	—	—	—	—	—	31,302
Foreign currency transactions	—	—	—	—	15,060	(26,203)
Forward foreign currency contract transactions	—	—	—	—	227,320	1,258,654
Futures contract transactions	—	—	—	—	(44,738)	(5,448,751)
Purchased option transactions	—	—	—	—	(2,542)	(1,235,464)
Swap transactions	—	—	—	—	(105,425)	1,434,961
Written option transactions	—	—	—	—	17,207	2,314,786
Net Realized Gain (Loss)	4,372,551	49,847,006	738,950	2,054,409	578,851	(8,150,083)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(12,176,512)	(54,854,996)	(1,529,710)	(809,440)	(1,369,773)	(23,660,073)
Short positions	—	—	—	—	—	(5,601)
Foreign currencies	4	—	—	—	(5,110)	41,104
Forward foreign currency contracts	—	—	—	—	(67,944)	(865,174)
Futures contracts	—	—	—	—	78,986	(1,097,921)
Purchased options	—	—	—	—	24,758	(6,845)
Swaps	—	—	—	—	(59,936)	(838,628)
Written options	—	—	—	—	(92,172)	(29,786)
Change in Net Unrealized Appreciation (Depreciation)	(12,176,508)	(54,854,996)	(1,529,710)	(809,440)	(1,491,191)	(26,462,924)
NET GAIN (LOSS)	(7,803,957)	(5,007,990)	(790,760)	1,244,969	(912,340)	(34,613,007)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($63,822)	($5,607,929)	($822,735)	$1,289,028	$1,120,421	($25,413,544)

Foreign taxes withheld on dividends and interest	$2,160	$—	$—	$—	$—	$100,164
Foreign capital gains tax withheld	—	—	—	—	—	2,816

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2022

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$227	$508	$739,253	$2,953,593	$197,830	$1,543,932
Interest, net of foreign taxes withheld	1,644,318	3,172,387	94	—	130	—
Total Investment Income	1,644,545	3,172,895	739,347	2,953,593	197,960	1,543,932

EXPENSES
Advisory fees	378,157	479,639	1,016,469	1,147,454	372,989	884,899
Administration fees	141,809	91,651	277,219	264,797	93,247	176,980
Custodian fees and expenses	5,017	34,164	5,202	4,294	4,221	3,564
Portfolio accounting fees	86,837	70,954	79,287	74,544	52,640	64,277
Shareholder report expenses	4,615	3,195	9,453	8,873	3,427	6,096
Registration fees	1,714	1,067	3,316	3,135	1,075	2,121
Legal, audit and tax service fees	7,937	4,860	15,854	15,003	5,420	10,303
Trustees’ fees	4,715	2,621	9,145	8,434	3,157	5,670
Interest expense	—	—	738	21	—	—
Other	2,098	1,145	12,126	9,728	3,356	6,408
Total Expenses	632,899	689,296	1,428,809	1,536,283	539,532	1,160,318
Advisory Fee Waiver	—	(19,421)	—	—	—	—
Adviser Expense Reimbursement	(112,933)	(118,006)	(134,384)	(124,011)	(73,296)	(98,439)
Net Expenses	519,966	551,869	1,294,425	1,412,272	466,236	1,061,879
NET INVESTMENT INCOME (LOSS)	1,124,579	2,621,026	(555,078)	1,541,321	(268,276)	482,053

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	(321,155)	(3,288,148)	22,289,522	15,322,723	3,569,061	18,647,202
Foreign currency transactions	—	(76,330)	7	—	781	—
Forward foreign currency contract transactions	—	717,849	—	—	—	—
Futures contract transactions	(241,932)	135,006	—	—	—	—
Swap transactions	—	97,269	—	—	—	—
Net Realized Gain (Loss)	(563,087)	(2,414,354)	22,289,529	15,322,723	3,569,842	18,647,202

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(3,096,805)	(1,873,174)	(5,249,987)	5,505,490	(12,618,619)	(16,078,447)
Foreign currencies	(211)	9,123	8	—	(171)	—
Forward foreign currency contracts	—	595,747	—	—	—	—
Futures contracts	(100,716)	40,049	—	—	—	—
Swaps	—	177,229	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(3,197,732)	(1,051,026)	(5,249,979)	5,505,490	(12,618,790)	(16,078,447)
NET GAIN (LOSS)	(3,760,819)	(3,465,380)	17,039,550	20,828,213	(9,048,948)	2,568,755
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,636,240)	($844,354)	$16,484,472	$22,369,534	($9,317,224)	$3,050,808

Foreign taxes withheld on dividends and interest	$866	$62,298	$2,816	$2,421	$9,359	$1,301

Foreign capital gains tax withheld	—	13,211	—	—	—	—
Change in deferred foreign capital gains tax	—	(125)	—	—	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2022

	PF Emerging Markets Fund	PF International Growth Fund Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,121,194	$848,259	$1,146,072	$1,409,007	$2,660	$634,727
Interest, net of foreign taxes withheld	—	15	—	—	10,316,525	—
Total Investment Income	3,121,194	848,274	1,146,072	1,409,007	10,319,185	634,727

EXPENSES
Advisory fees	1,047,998	421,894	325,756	239,245	3,972,696	254,538
Administration fees	196,500	74,452	57,486	55,211	1,702,584	42,423
Custodian fees and expenses	128,949	25,742	46,830	26,601	32,178	741
Portfolio accounting fees	77,012	55,780	66,136	61,746	394,638	33,343
Shareholder report expenses	6,808	2,582	1,905	1,751	56,825	1,267
Registration fees	2,265	904	661	629	20,590	497
Legal, audit and tax service fees	10,853	5,095	6,748	2,980	97,530	2,240
Trustees’ fees	6,659	2,466	1,579	1,706	47,545	1,332
Interest expense	2,122	—	127	—	54	379
Other	50,752	22,356	7,841	30,040	27,643	1,772
Total Expenses	1,529,918	611,271	515,069	419,909	6,352,283	338,532
Advisory Fee Waiver	—	(14,891)	(2,352)	—	—	(42,423)
Adviser Expense Reimbursement	(283,298)	(114,925)	(93,375)	(125,454)	(563,443)	(41,192)
Net Expenses	1,246,620	481,455	419,342	294,455	5,788,840	254,917
NET INVESTMENT INCOME (LOSS)	1,874,574	366,819	726,730	1,114,552	4,530,345	379,810

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	1,116,444	17,858,755	13,374,416	2,375,427	982,081	4,203,651
Foreign currency transactions	(35,562)	622	(59,412)	(1,422)	—	—
Futures contract transactions	248,256	—	72,893	—	981,703	—
Swap transactions	—	—	—	—	210,630,895	—
Net Realized Gain (Loss)	1,329,138	17,859,377	13,387,897	2,374,005	212,594,679	4,203,651

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(35,877,136)	(19,982,107)	(14,389,705)	(693,520)	(27,772,595)	2,037,656
Foreign currencies	33,451	(18,609)	(2,473)	(7,323)	—	—
Futures contracts	—	—	—	—	(202,358)	—
Swaps	—	—	—	—	(110,127,508)	—
Change in Net Unrealized Appreciation (Depreciation)	(35,843,685)	(20,000,716)	(14,392,178)	(700,843)	(138,102,461)	2,037,656
NET GAIN (LOSS)	(34,514,547)	(2,141,339)	(1,004,281)	1,673,162	74,492,218	6,241,307
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($32,639,973)	($1,774,520)	($277,551)	$2,787,714	$79,022,563	$6,621,117

Foreign taxes withheld on dividends and interest	$215,665	$126,768	$127,137	$174,583	$—	$112
Foreign capital gains tax withheld	263,355	61,561	—	4,874	—	—
Change in deferred foreign capital gains tax	(120,758)	16,869	—	62	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	$3,432,777	$3,156,055	$3,521,566	$3,716,258	$6,510,947	$8,699,254
Net realized gain (loss)	14,179,761	7,835,686	35,611,356	16,308,484	176,694,430	74,896,886
Change in net unrealized appreciation (depreciation)	(22,006,844)	30,372,610	(40,959,311)	60,176,240	(169,675,188)	247,418,487
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,394,306)	41,364,351	(1,826,389)	80,200,982	13,530,189	331,014,627

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(7,677,228)	(5,283,185)	(18,850,216)	(7,064,752)	(75,252,094)	(27,114,953)
Class C	(1,508,664)	(1,152,697)	(2,320,317)	(965,251)	(9,814,220)	(3,868,659)
Advisor Class	(418,591)	(288,298)	(501,441)	(188,295)	(3,114,477)	(1,062,829)
Net Decrease from Dividends and Distributions to Shareholders	(9,604,483)	(6,724,180)	(21,671,974)	(8,218,298)	(88,180,791)	(32,046,441)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	20,005,012	35,011,759	24,665,231	29,435,827	62,675,467	62,789,068
Class C	8,756,080	11,261,328	3,463,072	4,465,886	12,530,807	11,191,706
Advisor Class	8,665,357	5,386,176	2,375,761	1,355,410	15,060,458	16,708,416
Dividends and distribution reinvestments
Class A	7,555,755	5,203,279	18,642,570	6,952,731	74,404,804	26,791,910
Class C	1,503,913	1,147,373	2,307,590	946,789	9,788,698	3,854,860
Advisor Class	409,297	280,904	487,913	183,146	3,069,437	1,039,635
Cost of shares repurchased
Class A	(33,724,677)	(34,279,957)	(43,762,576)	(44,038,970)	(124,825,579)	(152,990,337)
Class C	(16,868,772)	(19,620,458)	(17,222,441)	(20,174,925)	(50,552,425)	(59,225,680)
Advisor Class	(6,327,843)	(2,545,688)	(1,701,668)	(2,497,668)	(21,329,257)	(11,687,545)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,025,878)	1,844,716	(10,744,548)	(23,371,774)	(19,177,590)	(101,527,967)
NET INCREASE (DECREASE) IN NET ASSETS	(24,024,667)	36,484,887	(34,242,911)	48,610,910	(93,828,192)	197,440,219

NET ASSETS
Beginning of Year	249,573,865	213,088,978	334,948,481	286,337,571	1,076,462,182	879,021,963
End of Year	$225,549,198	$249,573,865	$300,705,570	$334,948,481	$982,633,990	$1,076,462,182

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Ultra Short Income
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	$3,394,670	$5,645,754	$145,724	$1,406,988	$201,511	$348,475
Net realized gain (loss)	168,551,356	70,880,721	82,337,570	34,546,784	(68,021)	206,296
Change in net unrealized appreciation (depreciation)	(150,308,340)	238,760,453	(72,647,519)	99,089,943	(292,063)	977,117
Net Increase (Decrease) in Net Assets Resulting from Operations	21,637,686	315,286,928	9,835,775	135,043,715	(158,573)	1,531,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(76,104,352)	(18,889,570)	(29,294,306)	(8,743,019)
Class C	(10,150,661)	(2,555,278)	(3,908,728)	(1,275,658)
Class I					(139,837)	(177,955)
Advisor Class	(2,302,750)	(551,099)	(1,569,808)	(482,568)	(208,704)	(234,884)
Net Decrease from Dividends and Distributions to Shareholders	(88,557,763)	(21,995,947)	(34,772,842)	(10,501,245)	(348,541)	(412,839)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	48,047,353	45,822,124	18,672,050	18,163,912
Class C	8,746,595	12,418,062	4,664,511	4,721,802
Class I					—	46,711
Advisor Class	6,961,646	6,115,334	3,233,965	4,722,792	2,317,124	7,858,842
Dividends and distribution reinvestments
Class A	75,492,712	18,734,417	29,102,535	8,683,958
Class C	10,105,205	2,541,506	3,904,491	1,274,479
Class I					139,837	177,929
Advisor Class	2,177,836	521,522	1,553,384	475,303	208,339	234,824
Cost of shares repurchased
Class A	(96,731,257)	(111,063,153)	(31,737,446)	(44,467,790)
Class C	(38,715,743)	(40,855,794)	(14,330,969)	(15,032,121)
Class I					—	(46,711)
Advisor Class	(7,653,163)	(7,551,044)	(7,539,871)	(5,156,479)	(2,071,912)	(2,622,797)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,431,184	(73,317,026)	7,522,650	(26,614,144)	593,388	5,648,798
NET INCREASE (DECREASE) IN NET ASSETS	(58,488,893)	219,973,955	(17,414,417)	97,928,326	86,274	6,767,847

NET ASSETS
Beginning of Year	879,832,035	659,858,080	334,377,717	236,449,391	31,441,585	24,673,738
End of Year	$821,343,142	$879,832,035	$316,963,300	$334,377,717	$31,527,859	$31,441,585

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds ESG Core Bond
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Period Ended March 31, 2021 (1)
OPERATIONS
Net Investment income (loss)	$15,175,236	$18,602,818	$23,114,633	$24,529,763	$293,036	$64,147
Net realized gain (loss)	4,456,495	11,962,482	5,283,479	42,289,625	(411,247)	(38,438)
Change in net unrealized appreciation (depreciation)	(37,853,242)	41,907,934	(57,532,082)	16,709,444	(1,191,228)	(712,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,221,511)	72,473,234	(29,133,970)	83,528,832	(1,309,439)	(687,032)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(4,066,243)	(2,672,415)	(6,149,263)	(4,215,998)
Class C	(601,474)	(389,391)	(1,387,600)	(1,120,964)
Class I	(3,741,285)	(2,124,479)	(5,558,014)	(2,398,465)	(175,208)	(34,030)
Class P			(1,921,641)	(1,179,750)
Advisor Class	(17,809,112)	(13,533,968)	(32,230,826)	(23,920,380)	(140,089)	(34,031)
Net Decrease from Dividends and Distributions to Shareholders	(26,218,114)	(18,720,253)	(47,247,344)	(32,835,557)	(315,297)	(68,061)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	54,066,803	131,631,746	34,288,441	58,396,192
Class C	6,250,383	16,277,069	3,956,398	15,063,353
Class I	68,799,128	68,045,239	55,006,519	63,125,136	4,825,391	12,500,000
Class P			613,503	18,370,178
Advisor Class	397,785,487	552,115,864	250,242,191	458,472,517	—	12,500,000
Dividends and distribution reinvestments
Class A	3,223,177	2,199,177	5,604,739	3,919,496
Class C	589,726	382,559	1,279,623	1,028,819
Class I	3,740,884	2,124,479	5,204,582	2,397,604	175,208	34,030
Class P			1,921,641	1,179,750
Advisor Class	17,531,844	13,341,072	24,654,705	18,227,646	140,089	34,031
Cost of shares repurchased
Class A	(80,196,055)	(91,635,549)	(62,828,327)	(49,765,313)
Class C	(16,612,634)	(16,612,491)	(20,821,980)	(23,781,150)
Class I	(36,709,897)	(40,086,476)	(39,837,090)	(20,568,210)	(1,668,835)	—
Class P			(10,685,252)	(6,811,159)
Advisor Class	(542,266,356)	(542,475,424)	(399,986,442)	(390,643,307)	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(123,797,510)	95,307,265	(151,386,749)	148,611,552	3,471,853	25,068,061
NET INCREASE (DECREASE) IN NET ASSETS	(168,237,135)	149,060,246	(227,768,063)	199,304,827	1,847,117	24,312,968

NET ASSETS
Beginning of Year or Period	1,176,390,793	1,027,330,547	1,169,824,138	970,519,311	24,312,968	—
End of Year or Period	$1,008,153,658	$1,176,390,793	$942,056,075	$1,169,824,138	$26,160,085	$24,312,968

(1)	Pacific Funds ESG Core Bond commenced operations on December 14, 2020.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	$40,697,691	$29,150,360	$104,754,929	$57,472,842	$7,740,135	$8,377,080
Net realized gain (loss)	19,602,422	6,015,250	15,781,557	(22,355,305)	4,372,551	2,034,893
Change in net unrealized appreciation (depreciation)	(89,029,111)	112,355,871	(45,242,229)	155,137,132	(12,176,508)	22,797,040
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,728,998)	147,521,481	75,294,257	190,254,669	(63,822)	33,209,013

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(4,896,474)	(3,037,971)	(8,085,632)	(6,062,500)	(343,229)	(421,042)
Class C	(2,411,593)	(1,957,417)	(2,663,094)	(2,722,677)	(63,949)	(82,759)
Class I	(1,494,498)	(615,819)	(51,912,830)	(26,315,901)	(3,949)	(3,408)
Class P			(412,927)	(277,595)	(6,925,276)	(7,655,914)
Advisor Class	(44,510,973)	(23,608,205)	(41,380,821)	(22,031,816)	(402,344)	(231,425)
Net Decrease from Dividends and Distributions to Shareholders	(53,313,538)	(29,219,412)	(104,455,304)	(57,410,489)	(7,738,747)	(8,394,548)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	77,501,261	53,203,403	167,903,051	53,983,323	2,692,863	1,471,829
Class C	28,612,611	17,802,296	43,390,442	13,092,165	177,294	488,744
Class I	149,535,103	15,727,432	1,145,075,192	661,384,542	29,861	1,976
Class P			43,955,526	5,230,068	2,614,594	33,970,101
Advisor Class	898,938,253	454,105,230	1,449,607,976	441,881,455	18,328,335	5,990,443
Dividends and distribution reinvestments
Class A	4,101,204	2,489,807	7,824,984	5,794,294	337,407	413,768
Class C	2,109,232	1,702,089	2,599,828	2,626,202	61,111	78,671
Class I	1,492,899	611,995	37,869,697	19,007,629	3,893	3,346
Class P			412,927	277,595	6,925,276	7,655,914
Advisor Class	38,071,594	19,421,643	39,696,140	20,806,366	401,007	229,776
Cost of shares repurchased
Class A	(44,087,791)	(35,588,879)	(62,861,307)	(68,611,639)	(3,365,390)	(2,967,320)
Class C	(20,217,748)	(21,674,042)	(24,013,248)	(40,299,876)	(811,126)	(959,919)
Class I	(18,952,136)	(22,052,887)	(349,771,424)	(129,151,941)	(4,905)	(7,538)
Class P			(1,175,828)	(4,494,891)	(14,812,467)	(38,525,463)
Advisor Class	(456,469,723)	(223,825,391)	(413,872,820)	(305,995,976)	(15,441,294)	(6,305,673)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	660,634,759	261,922,696	2,086,641,136	675,529,316	(2,863,541)	1,538,655
NET INCREASE (DECREASE) IN NET ASSETS	578,592,223	380,224,765	2,057,480,089	808,373,496	(10,666,110)	26,353,120

NET ASSETS
Beginning of Year	1,022,712,523	642,487,758	2,003,147,334	1,194,773,838	159,776,914	133,423,794
End of Year	$1,601,304,746	$1,022,712,523	$4,060,627,423	$2,003,147,334	$149,110,804	$159,776,914

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small/Mid-Cap		Pacific Funds Small-Cap		Pacific Funds Small-Cap Value
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	($599,939)	($376,946)	($31,975)	($29,781)	$44,059	$57,629
Net realized gain (loss)	49,847,006	16,372,248	738,950	1,090,765	2,054,409	(57,773)
Change in net unrealized appreciation (depreciation)	(54,854,996)	157,277,128	(1,529,710)	7,519,982	(809,440)	9,124,048
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,607,929)	173,272,430	(822,735)	8,580,966	1,289,028	9,123,904

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(1,346,523)	—	(103,138)	—	(38,925)	(8,513)
Class C	(655,137)	—	(39,953)	—	(11,270)	—
Advisor Class	(18,391,064)	(935,874)	(973,814)	(8,412)	(222,752)	(85,233)
Class R6	—	(6,175)	—	—	(2,362)	(8,676)
Net Decrease from Dividends and Distributions to Shareholders	(20,392,724)	(942,049)	(1,116,905)	(8,412)	(275,309)	(102,422)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	2,550,228	8,174,835	199,509	1,291,333	929,116	2,387,429
Class C	634,737	901,183	203,959	222,144	132,407	239,720
Advisor Class	36,329,682	29,138,212	13,563,062	1,088,209	1,873,942	2,589,744
Class R6	2,174,573	514,030	1,721,811	541,712	1,445,939	242,627
Dividends and distribution reinvestments
Class A	1,342,290	—	103,138	—	38,925	8,513
Class C	652,758	—	37,886	—	11,270	—
Advisor Class	18,249,608	921,473	973,813	8,388	222,752	85,233
Class R6	—	6,175	—	—	2,362	8,676
Cost of shares repurchased
Class A	(5,345,847)	(10,618,843)	(847,217)	(3,181,124)	(304,250)	(2,321,123)
Class C	(1,911,244)	(5,111,786)	(173,506)	(320,215)	(222,893)	(555,791)
Advisor Class	(159,728,442)	(86,156,344)	(6,574,375)	(3,833,040)	(1,135,938)	(5,967,233)
Class R6	(2,684,111)	(4,384,109)	(1,723,657)	(297,341)	(1,374,589)	(1,822,036)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(107,735,768)	(66,615,174)	7,484,423	(4,479,934)	1,619,043	(5,104,241)
NET INCREASE (DECREASE) IN NET ASSETS	(133,736,421)	105,715,207	5,544,783	4,092,620	2,632,762	3,917,241

NET ASSETS
Beginning of Year	348,517,277	242,802,070	16,601,977	12,509,357	17,916,265	13,999,024
End of Year	$214,780,856	$348,517,277	$22,146,760	$16,601,977	$20,549,027	$17,916,265

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	$2,032,761	$328,658	$9,199,463	$8,716,448	$1,124,579	$2,117,152
Net realized gain (loss)	578,851	803,882	(8,150,083)	15,230,711	(563,087)	1,795,305
Change in net unrealized appreciation (depreciation)	(1,491,191)	1,028,583	(26,462,924)	(6,726,856)	(3,197,732)	4,629,250
Net Increase (Decrease) in Net Assets Resulting from Operations	1,120,421	2,161,123	(25,413,544)	17,220,303	(2,636,240)	8,541,707

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(1,116,614)	(411,237)	(11,378,319)	(31,347,044)	(1,203,868)	(2,909,983)
Net Decrease from Dividends and Distributions to Shareholders	(1,116,614)	(411,237)	(11,378,319)	(31,347,044)	(1,203,868)	(2,909,983)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	15,138,607	12,546,594	7,620,859	230,581,304	2,804,448	48,630,313
Dividends and distribution reinvestments - Class P	1,116,614	411,237	11,378,319	31,347,044	1,203,868	2,909,983
Cost of shares repurchased - Class P	(4,905,545)	(2,676,177)	(120,421,844)	(72,315,418)	(25,074,753)	(81,923,397)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,349,676	10,281,654	(101,422,666)	189,612,930	(21,066,437)	(30,383,101)
NET INCREASE (DECREASE) IN NET ASSETS	11,353,483	12,031,540	(138,214,529)	175,486,189	(24,906,545)	(24,751,377)

NET ASSETS
Beginning of Year	32,981,678	20,950,138	562,319,187	386,832,998	97,528,731	122,280,108
End of Year	$44,335,161	$32,981,678	$424,104,658	$562,319,187	$72,622,186	$97,528,731

	PF Emerging Markets Debt Fund		PF Growth Fund		PF Large-Cap Value Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net Investment income (loss)	$2,621,026	$2,854,408	($555,078)	($444,856)	$1,541,321	$2,088,029
Net realized gain (loss)	(2,414,354)	1,139,379	22,289,529	49,292,712	15,322,723	30,475,555
Change in net unrealized appreciation (depreciation)	(1,051,026)	10,675,186	(5,249,979)	27,592,531	5,505,490	36,460,708
Net Increase (Decrease) in Net Assets Resulting from Operations	(844,354)	14,668,973	16,484,472	76,440,387	22,369,534	69,024,292

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(3,023,723)	(2,362,664)	(22,120,344)	(43,891,662)	(18,711,066)	(25,782,094)
Net Decrease from Dividends and Distributions to Shareholders	(3,023,723)	(2,362,664)	(22,120,344)	(43,891,662)	(18,711,066)	(25,782,094)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,396,564	16,917,991	17,674,129	23,644,175	12,103,309	25,785,476
Dividends and distribution reinvestments - Class P	3,023,723	2,362,664	22,120,344	43,891,662	18,711,066	25,782,094
Cost of shares repurchased - Class P	(19,092,586)	(57,731,418)	(54,749,885)	(84,476,445)	(41,827,903)	(83,637,866)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,672,299)	(38,450,763)	(14,955,412)	(16,940,608)	(11,013,528)	(32,070,296)
NET INCREASE (DECREASE) IN NET ASSETS	(18,540,376)	(26,144,454)	(20,591,284)	15,608,117	(7,355,060)	11,171,902

NET ASSETS
Beginning of Year	61,478,213	87,622,667	179,183,036	163,574,919	171,536,917	160,365,015
End of Year	$42,937,837	$61,478,213	$158,591,752	$179,183,036	$164,181,857	$171,536,917

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income (loss)	($268,276)	($88,065)	$482,053	$388,109	$1,874,574	$459,666
Net realized gain (loss)	3,569,842	9,710,608	18,647,202	9,177,707	1,329,138	10,533,525
Change in net unrealized appreciation (depreciation)	(12,618,790)	5,623,255	(16,078,447)	47,156,760	(35,843,685)	41,591,508
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,317,224)	15,245,798	3,050,808	56,722,576	(32,639,973)	52,584,699

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(8,541,961)	(6,499,780)	(13,139,200)	(325,166)	(15,375,604)	(3,697,886)
Net Decrease from Dividends and Distributions to Shareholders	(8,541,961)	(6,499,780)	(13,139,200)	(325,166)	(15,375,604)	(3,697,886)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	6,159,445	39,194,635	1,543,398	61,337,832	3,882,070	12,084,306
Dividends and distribution reinvestments - Class P	8,541,961	6,499,780	13,139,200	325,166	15,375,604	3,697,886
Cost of shares repurchased - Class P	(10,433,023)	(8,575,950)	(24,180,494)	(29,167,413)	(25,131,681)	(20,503,939)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,268,383	37,118,465	(9,497,896)	32,495,585	(5,874,007)	(4,721,747)
NET INCREASE (DECREASE) IN NET ASSETS	(13,590,802)	45,864,483	(19,586,288)	88,892,995	(53,889,584)	44,165,066

NET ASSETS
Beginning of Year	63,555,289	17,690,806	116,908,740	28,015,745	141,782,878	97,617,812
End of Year	$49,964,487	$63,555,289	$97,322,452	$116,908,740	$87,893,294	$141,782,878

	PF International Growth Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income (loss)	$366,819	$473,066	$726,730	$435,098	$1,114,552	$596,990
Net realized gain (loss)	17,859,377	5,394,718	13,387,897	4,151,929	2,374,005	(3,641,670)
Change in net unrealized appreciation (depreciation)	(20,000,716)	9,314,371	(14,392,178)	12,346,512	(700,843)	19,897,242
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,774,520)	15,182,155	(277,551)	16,933,539	2,787,714	16,852,562

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(20,851,939)	(4,258,496)	(11,214,934)	(658,806)	(904,797)	(829,970)
Net Decrease from Dividends and Distributions to Shareholders	(20,851,939)	(4,258,496)	(11,214,934)	(658,806)	(904,797)	(829,970)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,934,946	6,770,295	25,940,487	3,199,912	42,852,913	6,096,658
Dividends and distribution reinvestments - Class P	20,851,939	4,258,496	11,214,934	658,806	904,797	829,970
Cost of shares repurchased - Class P	(12,889,617)	(14,879,283)	(3,725,917)	(10,207,000)	(3,345,538)	(23,490,082)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,897,268	(3,850,492)	33,429,504	(6,348,282)	40,412,172	(16,563,454)
NET INCREASE (DECREASE) IN NET ASSETS	(12,729,191)	7,073,167	21,937,019	9,926,451	42,295,089	(540,862)

NET ASSETS
Beginning of Year	48,891,280	41,818,113	36,908,063	26,981,612	34,429,711	34,970,573
End of Year	$36,162,089	$48,891,280	$58,845,082	$36,908,063	$76,724,800	$34,429,711

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income (loss)	$4,530,345	$10,811,338	$379,810	$585,484
Net realized gain (loss)	212,594,679	234,690,317	4,203,651	5,755,961
Change in net unrealized appreciation (depreciation)	(138,102,461)	269,536,738	2,037,656	5,643,101
Net Increase (Decrease) in Net Assets Resulting from Operations	79,022,563	515,038,393	6,621,117	11,984,546

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(373,547,120)	(53,822,193)	(300,499)	(339,852)
Return of capital - Class P	—	—	—	(288,733)
Net Decrease from Dividends and Distributions to Shareholders	(373,547,120)	(53,822,193)	(300,499)	(628,585)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	40,267,725	37,933,437	33,473,105	1,861,695
Dividends and distribution reinvestments - Class P	373,547,120	53,822,193	300,499	628,585
Cost of shares repurchased - Class P	(168,704,096)	(334,278,393)	(6,438,759)	(31,646,889)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	245,110,749	(242,522,763)	27,334,845	(29,156,609)
NET INCREASE (DECREASE) IN NET ASSETS	(49,413,808)	218,693,437	33,655,463	(17,800,648)

NET ASSETS
Beginning of Year	1,103,609,642	884,916,205	25,731,304	43,531,952
End of Year	$1,054,195,834	$1,103,609,642	$59,386,767	$25,731,304

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2022

PF Inflation Managed Fund

CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets from operations	$1,120,421
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(31,049,502)
Proceeds from disposition of long-term securities	19,410,129
Proceeds (purchases) of short-term securities, net	391,606
Proceeds (purchases) from foreign currency transactions	(5,110)
(Increase) decrease in dividends and interest receivable	(5,496)
(Increase) decrease in receivable for securities sold	2,437,840
(Increase) decrease in receivable for swap agreements	(1)
(Increase) decrease in receivable due from adviser	(4,569)
(Increase) decrease in prepaid expenses and other assets	(47)
(Increase) decrease in variation margin on futures contracts	(7,676)
(Increase) decrease in variation margin on swap agreements	(4,886)
Increase (decrease) in payable for securities purchased	(3,557,936)
Increase (decrease) in payable for due to custodian	296,174
Increase (decrease) in accrued advisory fees	3,068
Increase (decrease) in accrued administration fees	1,151
Increase (decrease) in accrued custodian and portfolio accounting fees	2,731
Increase (decrease) in accrued legal, audit and tax service fees	(338)
Increase (decrease) in accrued trustees’ fees and deferred compensation	225
Increase (decrease) in accrued other	1,022
Change in net unrealized (appreciation) depreciation on investment securities	1,369,773
Change in net unrealized (appreciation) depreciation on foreign currencies	5,110
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	67,944
Change in net unrealized (appreciation) depreciation on purchased options	(24,758)
Change in net unrealized (appreciation) depreciation on written options	92,172
Net realized (gain) loss on investment security transactions	(471,969)
Net realized (gain) loss on purchased options transactions	2,542
Net realized (gain) loss on written option transactions	(17,207)
Net amortization on investments	249,005
Net cash provided by (used in) operating activities	(9,698,582)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	15,157,180
Payment of shares redeemed	(4,891,237)
Proceeds from sale-buyback financing activities	365,737,860
Payment on sale-buyback financing transactions	(366,242,977)
Net cash provided by (used in) financing activities	9,760,826

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	62,244

CASH AND FOREIGN CURRENCY:
Beginning of Year	184,198
End of Year (3)	$246,442

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, but does not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Interest paid by the PF Inflation Managed Fund was $5,138.
(3)	Includes cash (segregated for derivative instruments) of $225,000.

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative

Class A
4/1/2021 - 3/31/2022	$11.46	$0.18	($0.39)	($0.21)	($0.28)	($0.20)	($0.48)	$10.77	0.67%	0.60%	1.53%	(2.13%)	$174,061	20%
4/1/2020 - 3/31/2021	9.83	0.16	1.80	1.96	(0.33)	—	(0.33)	11.46	0.67%	0.60%	1.47%	19.96%	191,406	37%
4/1/2019 - 3/31/2020	10.23	0.17	(0.35)	(0.18)	(0.20)	(0.02)	(0.22)	9.83	0.68%	0.60%	1.60%	(1.95%)	159,186	22%
4/1/2018 - 3/31/2019	11.24	0.20	(0.04)	0.16	(0.21)	(0.96)	(1.17)	10.23	0.68%	0.60%	1.83%	1.88%	121,012	30%
4/1/2017 - 3/31/2018	10.98	0.25	0.26	0.51	(0.25)	—	(0.25)	11.24	0.68%	0.60%	2.18%	4.60%	131,023	30%
Class C
4/1/2021 - 3/31/2022	$11.14	$0.09	($0.38)	($0.29)	($0.21)	($0.20)	($0.41)	$10.44	1.42%	1.35%	0.78%	(2.85%)	$37,841	20%
4/1/2020 - 3/31/2021	9.59	0.08	1.74	1.82	(0.27)	—	(0.27)	11.14	1.42%	1.35%	0.72%	18.96%	46,869	37%
4/1/2019 - 3/31/2020	9.97	0.09	(0.35)	(0.26)	(0.10)	(0.02)	(0.12)	9.59	1.43%	1.35%	0.86%	(2.72%)	46,909	22%
4/1/2018 - 3/31/2019	11.00	0.11	(0.03)	0.08	(0.15)	(0.96)	(1.11)	9.97	1.43%	1.35%	1.08%	1.13%	111,233	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	—	(0.18)	11.00	1.43%	1.35%	1.43%	3.89%	137,036	30%
Advisor Class
4/1/2021 - 3/31/2022	$11.52	$0.21	($0.39)	($0.18)	($0.30)	($0.20)	($0.50)	$10.84	0.42%	0.35%	1.78%	(1.84%)	$13,647	20%
4/1/2020 - 3/31/2021	9.88	0.19	1.80	1.99	(0.35)	—	(0.35)	11.52	0.42%	0.35%	1.72%	20.17%	11,299	37%
4/1/2019 - 3/31/2020	10.26	0.20	(0.35)	(0.15)	(0.21)	(0.02)	(0.23)	9.88	0.43%	0.35%	1.85%	(1.68%)	6,994	22%
4/1/2018 - 3/31/2019	11.26	0.22	(0.03)	0.19	(0.23)	(0.96)	(1.19)	10.26	0.43%	0.35%	2.08%	2.26%	6,893	30%
4/1/2017 - 3/31/2018	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26	0.43%	0.35%	2.43%	4.79%	8,135	30%
Pacific Funds Portfolio Optimization Moderate-Conservative

Class A
4/1/2021 - 3/31/2022	$12.52	$0.15	($0.20)	($0.05)	($0.29)	($0.56)	($0.85)	$11.62	0.65%	0.60%	1.14%	(0.83%)	$262,457	19%
4/1/2020 - 3/31/2021	9.95	0.15	2.74	2.89	(0.32)	—	(0.32)	12.52	0.66%	0.60%	1.25%	29.06%	283,474	28%
4/1/2019 - 3/31/2020	10.70	0.17	(0.66)	(0.49)	(0.22)	(0.04)	(0.26)	9.95	0.67%	0.60%	1.55%	(4.94%)	231,749	20%
4/1/2018 - 3/31/2019	12.58	0.18	(0.06)	0.12	(0.20)	(1.80)	(2.00)	10.70	0.68%	0.60%	1.55%	1.91%	199,827	45%
4/1/2017 - 3/31/2018	12.21	0.25	0.53	0.78	(0.27)	(0.14)	(0.41)	12.58	0.67%	0.60%	1.95%	6.36%	227,420	30%
Class C
4/1/2021 - 3/31/2022	$12.20	$0.05	($0.18)	($0.13)	($0.22)	($0.56)	($0.78)	$11.29	1.41%	1.35%	0.39%	(1.54%)	$31,538	19%
4/1/2020 - 3/31/2021	9.72	0.06	2.66	2.72	(0.24)	—	(0.24)	12.20	1.41%	1.35%	0.50%	28.06%	45,349	28%
4/1/2019 - 3/31/2020	10.44	0.09	(0.66)	(0.57)	(0.11)	(0.04)	(0.15)	9.72	1.42%	1.35%	0.80%	(5.63%)	48,929	20%
4/1/2018 - 3/31/2019	12.34	0.09	(0.06)	0.03	(0.13)	(1.80)	(1.93)	10.44	1.43%	1.35%	0.80%	1.11%	136,522	45%
4/1/2017 - 3/31/2018	12.00	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.34	1.42%	1.35%	1.20%	5.60%	174,766	30%
Advisor Class
4/1/2021 - 3/31/2022	$12.60	$0.18	($0.20)	($0.02)	($0.32)	($0.56)	($0.88)	$11.70	0.40%	0.35%	1.39%	(0.64%)	$6,710	19%
4/1/2020 - 3/31/2021	10.00	0.18	2.76	2.94	(0.34)	—	(0.34)	12.60	0.41%	0.35%	1.50%	29.44%	6,126	28%
4/1/2019 - 3/31/2020	10.75	0.20	(0.67)	(0.47)	(0.24)	(0.04)	(0.28)	10.00	0.42%	0.35%	1.80%	(4.67%)	5,659	20%
4/1/2018 - 3/31/2019	12.62	0.21	(0.06)	0.15	(0.22)	(1.80)	(2.02)	10.75	0.42%	0.35%	1.80%	2.10%	7,701	45%
4/1/2017 - 3/31/2018	12.24	0.28	0.53	0.81	(0.29)	(0.14)	(0.43)	12.62	0.42%	0.35%	2.20%	6.62%	5,196	30%
Pacific Funds Portfolio Optimization Moderate

Class A
4/1/2021 - 3/31/2022	$14.35	$0.10	$0.11	$0.21	($0.36)	($0.87)	($1.23)	$13.33	0.63%	0.60%	0.68%	0.92%	$845,027	20%
4/1/2020 - 3/31/2021	10.60	0.12	4.06	4.18	(0.32)	(0.11)	(0.43)	14.35	0.64%	0.60%	0.95%	39.61%	897,486	27%
4/1/2019 - 3/31/2020	12.01	0.17	(0.95)	(0.78)	(0.19)	(0.44)	(0.63)	10.60	0.66%	0.60%	1.38%	(7.24%)	714,447	19%
4/1/2018 - 3/31/2019	14.26	0.16	0.04	0.20	(0.23)	(2.22)	(2.45)	12.01	0.66%	0.60%	1.17%	2.49%	652,731	41%
4/1/2017 - 3/31/2018	13.67	0.20	0.94	1.14	(0.24)	(0.31)	(0.55)	14.26	0.66%	0.60%	1.40%	8.36%	690,689	36%

Class C
4/1/2021 - 3/31/2022	$14.03	($0.01)	$0.11	$0.10	($0.28)	($0.87)	($1.15)	$12.98	1.38%	1.35%	(0.07%)	0.14%	$107,229	20%
4/1/2020 - 3/31/2021	10.39	0.03	3.96	3.99	(0.24)	(0.11)	(0.35)	14.03	1.39%	1.35%	0.20%	38.56%	143,244	27%
4/1/2019 - 3/31/2020	11.77	0.08	(0.94)	(0.86)	(0.08)	(0.44)	(0.52)	10.39	1.41%	1.35%	0.63%	(7.97%)	142,846	19%
4/1/2018 - 3/31/2019	14.04	0.05	0.06	0.11	(0.16)	(2.22)	(2.38)	11.77	1.41%	1.35%	0.42%	1.78%	381,170	41%
4/1/2017 - 3/31/2018	13.50	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.04	1.41%	1.35%	0.65%	7.47%	465,913	36%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (Continued)

Advisor Class
4/1/2021 - 3/31/2022	$14.42	$0.14		$0.11	$0.25	($0.39)	($0.87)		($1.26)	$13.41	0.38%	0.35%	0.93%	1.17%	$30,378	20%
4/1/2020 - 3/31/2021	10.64	0.16		4.07	4.23	(0.34)	(0.11)		(0.45)	14.42	0.39%	0.35%	1.20%	39.99%	35,732	27%
4/1/2019 - 3/31/2020	12.05	0.20		(0.96)	(0.76)	(0.21)	(0.44)		(0.65)	10.64	0.41%	0.35%	1.63%	(7.07%)	21,729	19%
4/1/2018 - 3/31/2019	14.29	0.19		0.04	0.23	(0.25)	(2.22)		(2.47)	12.05	0.41%	0.35%	1.42%	2.75%	26,959	41%
4/1/2017 - 3/31/2018	13.69	0.24		0.94	1.18	(0.27)	(0.31)		(0.58)	14.29	0.41%	0.35%	1.65%	8.54%	23,088	36%
Pacific Funds Portfolio Optimization Growth

Class A
4/1/2021 - 3/31/2022	$15.50	$0.07		$0.39	$0.46	($0.40)	($1.23)		($1.63)	$14.33	0.64%	0.60%	0.46%	2.22%	$712,010	19%
4/1/2020 - 3/31/2021	10.59	0.11		5.19	5.30	(0.23)	(0.16)		(0.39)	15.50	0.64%	0.60%	0.80%	50.27%	743,213	28%
4/1/2019 - 3/31/2020	12.77	0.19		(1.45)	(1.26)	(0.22)	(0.70)		(0.92)	10.59	0.66%	0.60%	1.45%	(11.24%)	544,605	18%
4/1/2018 - 3/31/2019	15.46	0.12		0.13	0.25	(0.21)	(2.73)		(2.94)	12.77	0.66%	0.60%	0.84%	2.92%	529,247	53%
4/1/2017 - 3/31/2018	14.61	0.18		1.30	1.48	(0.23)	(0.40)		(0.63)	15.46	0.66%	0.60%	1.14%	10.10%	555,328	39%
Class C
4/1/2021 - 3/31/2022	$15.06	($0.04)		$0.38	$0.34	($0.31)	($1.23)		($1.54)	$13.86	1.39%	1.35%	(0.29%)	1.51%	$89,501	19%
4/1/2020 - 3/31/2021	10.33	0.01		5.03	5.04	(0.15)	(0.16)		(0.31)	15.06	1.39%	1.35%	0.05%	48.99%	116,482	28%
4/1/2019 - 3/31/2020	12.45	0.09		(1.41)	(1.32)	(0.10)	(0.70)		(0.80)	10.33	1.41%	1.35%	0.70%	(11.81%)	100,768	18%
4/1/2018 - 3/31/2019	15.18	0.01		0.13	0.14	(0.14)	(2.73)		(2.87)	12.45	1.42%	1.35%	0.08%	2.12%	271,000	53%
4/1/2017 - 3/31/2018	14.38	0.06		1.28	1.34	(0.14)	(0.40)		(0.54)	15.18	1.41%	1.35%	0.39%	9.29%	317,342	39%
Advisor Class
4/1/2021 - 3/31/2022	$15.60	$0.11		$0.39	$0.50	($0.43)	($1.23)		($1.66)	$14.44	0.39%	0.35%	0.71%	2.46%	$19,833	19%
4/1/2020 - 3/31/2021	10.65	0.14		5.23	5.37	(0.26)	(0.16)		(0.42)	15.60	0.39%	0.35%	1.05%	50.62%	20,137	28%
4/1/2019 - 3/31/2020	12.82	0.22		(1.45)	(1.23)	(0.24)	(0.70)		(0.94)	10.65	0.41%	0.35%	1.70%	(10.98%)	14,485	18%
4/1/2018 - 3/31/2019	15.51	0.16		0.12	0.28	(0.24)	(2.73)		(2.97)	12.82	0.41%	0.35%	1.09%	3.12%	19,458	53%
4/1/2017 - 3/31/2018	14.64	0.22		1.31	1.53	(0.26)	(0.40)		(0.66)	15.51	0.41%	0.35%	1.39%	10.42%	16,280	39%
Pacific Funds Portfolio Optimization Aggressive-Growth

Class A
4/1/2021 - 3/31/2022	$17.62	$0.02		$0.63	$0.65	($0.52)	($1.38)		($1.90)	$16.37	0.65%	0.60%	0.12%	2.80%	$270,691	15%
4/1/2020 - 3/31/2021	11.38	0.09		6.70	6.79	(0.21)	(0.34)		(0.55)	17.62	0.66%	0.60%	0.56%	60.05%	275,818	31%
4/1/2019 - 3/31/2020	14.25	0.19		(1.89)	(1.70)	(0.23)	(0.94)		(1.17)	11.38	0.67%	0.60%	1.31%	(13.66%)	191,505	19%
4/1/2018 - 3/31/2019	17.03	0.10		0.25	0.35	(0.25)	(2.88)		(3.13)	14.25	0.68%	0.60%	0.61%	3.39%	193,470	55%
4/1/2017 - 3/31/2018	15.79	0.12		1.81	1.93	(0.20)	(0.49)		(0.69)	17.03	0.68%	0.60%	0.74%	12.17%	189,903	41%
Class C
4/1/2021 - 3/31/2022	$16.92	($0.11)		$0.60	$0.49	($0.41)	($1.38)		($1.79)	$15.62	1.40%	1.35%	(0.63%)	2.04%	$35,333	15%
4/1/2020 - 3/31/2021	10.97	(0.03)		6.45	6.42	(0.13)	(0.34)		(0.47)	16.92	1.41%	1.35%	(0.19%)	58.83%	43,705	31%
4/1/2019 - 3/31/2020	13.76	0.08		(1.82)	(1.74)	(0.11)	(0.94)		(1.05)	10.97	1.42%	1.35%	0.56%	(14.25%)	35,339	19%
4/1/2018 - 3/31/2019	16.59	(0.02)		0.24	0.22	(0.17)	(2.88)		(3.05)	13.76	1.43%	1.35%	(0.14%)	2.57%	85,434	55%
4/1/2017 - 3/31/2018	15.43	(0.00	)(6)	1.75	1.75	(0.10)	(0.49)		(0.59)	16.59	1.43%	1.35%	(0.01%)	11.39%	97,877	41%

Advisor Class
4/1/2021 - 3/31/2022	$17.72	$0.07		$0.62	$0.69	($0.55)	($1.38)		($1.93)	$16.48	0.40%	0.35%	0.37%	3.02%	$10,940	15%
4/1/2020 - 3/31/2021	11.44	0.12		6.74	6.86	(0.24)	(0.34)		(0.58)	17.72	0.41%	0.35%	0.81%	60.35%	14,855	31%
4/1/2019 - 3/31/2020	14.29	0.23		(1.89)	(1.66)	(0.25)	(0.94)		(1.19)	11.44	0.42%	0.35%	1.56%	(13.34%)	9,606	19%
4/1/2018 - 3/31/2019	17.07	0.14		0.23	0.37	(0.27)	(2.88)		(3.15)	14.29	0.43%	0.35%	0.86%	3.57%	10,860	55%
4/1/2017 - 3/31/2018	15.82	0.17		1.80	1.97	(0.23)	(0.49)		(0.72)	17.07	0.43%	0.35%	0.99%	12.48%	10,067	41%
Pacific Funds Ultra Short Income

Class I
4/1/2021 - 3/31/2022	$10.07	$0.06		($0.10)	($0.04)	($0.07)	($0.04)		($0.11)	$9.92	0.66%	0.32%	0.62%	(0.42%)	$12,929	75%
4/1/2020 - 3/31/2021	9.65	0.12		0.44	0.56	(0.12)	(0.02)		(0.14)	10.07	0.70%	0.32%	1.16%	5.81%	12,993	96%
6/28/2019 - 3/31/2020	10.00	0.17		(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.87%	0.32%	2.27%	(1.81%)	12,273	81%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Ultra Short Income (Continued)

Advisor Class
4/1/2021 - 3/31/2022	$10.07	$0.06	($0.10)	($0.04)	($0.07)	($0.04)		($0.11)	$9.92	0.66%	0.32%	0.62%	(0.42%)	$18,598	75%
4/1/2020 - 3/31/2021	9.65	0.12	0.44	0.56	(0.12)	(0.02)		(0.14)	10.07	0.69%	0.32%	1.16%	5.81%	18,449	96%
6/28/2019 - 3/31/2020	10.00	0.17	(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.97%	0.32%	2.27%	(1.81%)	12,401	81%
Pacific Funds Short Duration Income

Class A
4/1/2021 - 3/31/2022	$10.57	$0.12	($0.31)	($0.19)	($0.12)	($0.10)		($0.22)	$10.16	0.87%	0.75%	1.14%	(1.85%)	$174,444	60%
4/1/2020 - 3/31/2021	10.05	0.16	0.52	0.68	(0.16)	—		(0.16)	10.57	0.88%	0.75%	1.50%	6.78%	204,761	76%
4/1/2019 - 3/31/2020	10.30	0.24	(0.25)	(0.01)	(0.24)	—		(0.24)	10.05	0.99%	0.75%	2.33%	(0.13%)	154,309	56%
4/1/2018 - 3/31/2019	10.24	0.26	0.05	0.31	(0.25)	—		(0.25)	10.30	1.03%	0.75%	2.57%	3.11%	118,935	50%
4/1/2017 - 3/31/2018	10.32	0.21	(0.09)	0.12	(0.20)	—		(0.20)	10.24	1.04%	0.75%	2.03%	1.18%	94,197	76%
Class C
4/1/2021 - 3/31/2022	$10.55	$0.04	($0.31)	($0.27)	($0.04)	($0.10)		($0.14)	$10.14	1.62%	1.50%	0.39%	(2.59%)	$39,891	60%
4/1/2020 - 3/31/2021	10.03	0.08	0.52	0.60	(0.08)	—		(0.08)	10.55	1.63%	1.50%	0.75%	6.00%	51,385	76%
4/1/2019 - 3/31/2020	10.28	0.16	(0.25)	(0.09)	(0.16)	—		(0.16)	10.03	1.74%	1.50%	1.58%	(0.87%)	48,816	56%
4/1/2018 - 3/31/2019	10.22	0.19	0.05	0.24	(0.18)	—		(0.18)	10.28	1.78%	1.50%	1.82%	2.35%	46,167	50%
4/1/2017 - 3/31/2018	10.30	0.13	(0.09)	0.04	(0.12)	—		(0.12)	10.22	1.79%	1.50%	1.28%	0.43%	44,337	76%
Class I
4/1/2021 - 3/31/2022	$10.56	$0.15	($0.32)	($0.17)	($0.15)	($0.10)		($0.25)	$10.14	0.62%	0.48%	1.40%	(1.69%)	$171,154	60%
4/1/2020 - 3/31/2021	10.03	0.18	0.54	0.72	(0.19)	—		(0.19)	10.56	0.63%	0.50%	1.75%	7.16%	141,974	76%
4/1/2019 - 3/31/2020	10.29	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.03	0.63%	0.50%	2.58%	0.03%	106,402	56%
4/1/2018 - 3/31/2019	10.22	0.29	0.06	0.35	(0.28)	—		(0.28)	10.29	0.63%	0.50%	2.82%	3.47%	83,436	50%
4/1/2017 - 3/31/2018	10.30	0.24	(0.09)	0.15	(0.23)	—		(0.23)	10.22	0.64%	0.50%	2.28%	1.43%	4,329	76%
Advisor Class
4/1/2021 - 3/31/2022	$10.58	$0.15	($0.32)	($0.17)	($0.15)	($0.10)		($0.25)	$10.16	0.62%	0.50%	1.39%	(1.70%)	$622,664	60%
4/1/2020 - 3/31/2021	10.05	0.18	0.54	0.72	(0.19)	—		(0.19)	10.58	0.63%	0.50%	1.75%	7.14%	778,271	76%
4/1/2019 - 3/31/2020	10.31	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.05	0.73%	0.50%	2.58%	0.02%	717,804	56%
4/1/2018 - 3/31/2019	10.24	0.29	0.06	0.35	(0.28)	—		(0.28)	10.31	0.78%	0.50%	2.82%	3.46%	483,476	50%
4/1/2017 - 3/31/2018	10.32	0.24	(0.09)	0.15	(0.23)	—		(0.23)	10.24	0.79%	0.50%	2.28%	1.43%	272,268	76%
Pacific Funds Core Income

Class A
4/1/2021 - 3/31/2022	$11.18	$0.20	($0.52)	($0.32)	($0.21)	($0.24)		($0.45)	$10.41	0.97%	0.85%	1.83%	(3.11%)	$127,727	82%
4/1/2020 - 3/31/2021	10.60	0.22	0.66	0.88	(0.22)	(0.08)		(0.30)	11.18	0.98%	0.85%	1.95%	8.29%	160,701	102%
4/1/2019 - 3/31/2020	10.52	0.29	0.08	0.37	(0.29)	—		(0.29)	10.60	1.09%	0.85%	2.70%	3.51%	140,650	70%
4/1/2018 - 3/31/2019	10.45	0.33	0.07	0.40	(0.33)	—		(0.33)	10.52	1.13%	0.85%	3.22%	3.99%	82,136	93%
4/1/2017 - 3/31/2018	10.51	0.28	(0.06)	0.22	(0.28)	—		(0.28)	10.45	1.12%	0.85%	2.62%	2.05%	132,006	91%

Class C
4/1/2021 - 3/31/2022	$11.18	$0.12	($0.53)	($0.41)	($0.12)	($0.24)		($0.36)	$10.41	1.72%	1.60%	1.08%	(3.84%)	$35,731	82%
4/1/2020 - 3/31/2021	10.60	0.14	0.66	0.80	(0.14)	(0.08)		(0.22)	11.18	1.73%	1.60%	1.20%	7.48%	53,990	102%
4/1/2019 - 3/31/2020	10.52	0.21	0.08	0.29	(0.21)	—		(0.21)	10.60	1.84%	1.60%	1.95%	2.73%	58,397	70%
4/1/2018 - 3/31/2019	10.46	0.26	0.06	0.32	(0.26)	—		(0.26)	10.52	1.88%	1.60%	2.47%	3.11%	81,309	93%
4/1/2017 - 3/31/2018	10.51	0.20	(0.05)	0.15	(0.20)	—		(0.20)	10.46	1.87%	1.60%	1.87%	1.38%	101,156	91%
Class I
4/1/2021 - 3/31/2022	$11.19	$0.24	($0.53)	($0.29)	($0.24)	($0.24)		($0.48)	$10.42	0.72%	0.55%	2.13%	(2.81%)	$118,420	82%
4/1/2020 - 3/31/2021	10.61	0.25	0.67	0.92	(0.26)	(0.08)		(0.34)	11.19	0.73%	0.55%	2.25%	8.61%	107,857	102%
4/1/2019 - 3/31/2020	10.53	0.33	0.07	0.40	(0.32)	—		(0.32)	10.61	0.73%	0.55%	3.00%	3.81%	60,355	70%
4/1/2018 - 3/31/2019	10.46	0.36	0.08	0.44	(0.37)	—		(0.37)	10.53	0.73%	0.55%	3.52%	4.30%	26,394	93%
4/1/2017 - 3/31/2018	10.52	0.31	(0.06)	0.25	(0.31)	—		(0.31)	10.46	0.72%	0.55%	2.92%	2.35%	4,339	91%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income (Continued)

Class P
4/1/2021 - 3/31/2022	$11.23	$0.24	($0.54)	($0.30)	($0.24)	($0.24)	($0.48)	$10.45	0.72%	0.55%	2.13%	(2.88%)	$34,896	82%
4/1/2020 - 3/31/2021	10.64	0.26	0.67	0.93	(0.26)	(0.08)	(0.34)	11.23	0.73%	0.55%	2.25%	8.68%	46,122	102%
4/1/2019 - 3/31/2020	10.56	0.33	0.08	0.41	(0.33)	—	(0.33)	10.64	0.73%	0.55%	3.00%	3.80%	31,831	70%
4/1/2018 - 3/31/2019	10.49	0.37	0.07	0.44	(0.37)	—	(0.37)	10.56	0.73%	0.55%	3.52%	4.29%	40,570	93%
4/1/2017 - 3/31/2018	10.55	0.31	(0.07)	0.24	(0.30)	—	(0.30)	10.49	0.72%	0.60%	2.87%	2.29%	66,750	91%

Advisor Class
4/1/2021 - 3/31/2022	$11.21	$0.24	($0.54)	($0.30)	($0.24)	($0.24)	($0.48)	$10.43	0.72%	0.55%	2.13%	(2.89%)	$625,283	82%
4/1/2020 - 3/31/2021	10.62	0.26	0.67	0.93	(0.26)	(0.08)	(0.34)	11.21	0.73%	0.55%	2.25%	8.70%	801,154	102%
4/1/2019 - 3/31/2020	10.54	0.33	0.08	0.41	(0.33)	—	(0.33)	10.62	0.84%	0.55%	3.00%	3.81%	679,287	70%
4/1/2018 - 3/31/2019	10.48	0.36	0.07	0.43	(0.37)	—	(0.37)	10.54	0.88%	0.55%	3.52%	4.19%	393,645	93%
4/1/2017 - 3/31/2018	10.53	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.48	0.87%	0.55%	2.92%	2.45%	388,730	91%
Pacific Funds ESG Core Bond

Class I
4/1/2021 - 3/31/2022	$9.70	$0.10	($0.52)	($0.42)	($0.11)	$—	($0.11)	$9.17	1.01%	0.48%	1.06%	(4.37%)	$14,534	51%
12/14/2020 - 3/31/2021	10.00	0.03	(0.30)	(0.27)	(0.03)	—	(0.03)	9.70	0.97%	0.48%	0.88%	(2.73%)	12,156	26%

Advisor Class
4/1/2021 - 3/31/2022	$9.70	$0.10	($0.52)	($0.42)	($0.11)	$—	($0.11)	$9.17	1.01%	0.48%	1.06%	(4.37%)	$11,626	51%
12/14/2020 - 3/31/2021	10.00	0.03	(0.30)	(0.27)	(0.03)	—	(0.03)	9.70	0.97%	0.48%	0.88%	(2.73%)	12,156	26%
Pacific Funds Strategic Income

Class A
4/1/2021 - 3/31/2022	$11.52	$0.33	($0.47)	($0.14)	($0.32)	($0.10)	($0.42)	$10.96	1.07%	0.94%	2.85%	(1.30%)	$134,612	40%
4/1/2020 - 3/31/2021	9.72	0.40	1.79	2.19	(0.39)	—	(0.39)	11.52	1.08%	0.95%	3.57%	22.82%	104,659	86%
4/1/2019 - 3/31/2020	10.60	0.43	(0.88)	(0.45)	(0.43)	—	(0.43)	9.72	1.19%	0.95%	3.94%	(4.58%)	71,510	98%
4/1/2018 - 3/31/2019	10.71	0.47	(0.11)	0.36	(0.47)	—	(0.47)	10.60	1.23%	0.95%	4.43%	3.43%	61,503	99%
4/1/2017 - 3/31/2018	10.68	0.40	0.02	0.42	(0.39)	—	(0.39)	10.71	1.23%	0.95%	3.70%	3.95%	71,948	94%

Class C
4/1/2021 - 3/31/2022	$11.49	$0.25	($0.47)	($0.22)	($0.24)	($0.10)	($0.34)	$10.93	1.82%	1.64%	2.15%	(1.99%)	$78,497	40%
4/1/2020 - 3/31/2021	9.69	0.32	1.80	2.12	(0.32)	—	(0.32)	11.49	1.83%	1.65%	2.87%	22.04%	72,157	86%
4/1/2019 - 3/31/2020	10.58	0.35	(0.89)	(0.54)	(0.35)	—	(0.35)	9.69	1.94%	1.65%	3.24%	(5.35%)	63,134	98%
4/1/2018 - 3/31/2019	10.69	0.39	(0.11)	0.28	(0.39)	—	(0.39)	10.58	1.98%	1.65%	3.73%	2.73%	58,634	99%
4/1/2017 - 3/31/2018	10.66	0.32	0.02	0.34	(0.31)	—	(0.31)	10.69	1.98%	1.65%	3.00%	3.25%	57,389	94%
Class I
4/1/2021 - 3/31/2022	$11.45	$0.36	($0.46)	($0.10)	($0.36)	($0.10)	($0.46)	$10.89	0.82%	0.64%	3.15%	(1.02%)	$142,365	40%
4/1/2020 - 3/31/2021	9.66	0.42	1.80	2.22	(0.43)	—	(0.43)	11.45	0.84%	0.65%	3.87%	23.23%	13,842	86%
4/1/2019 - 3/31/2020	10.54	0.46	(0.88)	(0.42)	(0.46)	—	(0.46)	9.66	0.83%	0.65%	4.24%	(4.32%)	16,622	98%
4/1/2018 - 3/31/2019	10.65	0.50	(0.11)	0.39	(0.50)	—	(0.50)	10.54	0.83%	0.65%	4.73%	3.77%	5,750	99%
4/1/2017 - 3/31/2018	10.62	0.43	0.02	0.45	(0.42)	—	(0.42)	10.65	0.83%	0.65%	4.00%	4.28%	3,882	94%

Advisor Class
4/1/2021 - 3/31/2022	$11.52	$0.36	($0.46)	($0.10)	($0.35)	($0.10)	($0.45)	$10.97	0.82%	0.69%	3.10%	(0.97%)	$1,245,830	40%
4/1/2020 - 3/31/2021	9.72	0.43	1.79	2.22	(0.42)	—	(0.42)	11.52	0.83%	0.70%	3.82%	23.12%	832,054	86%
4/1/2019 - 3/31/2020	10.60	0.45	(0.87)	(0.42)	(0.46)	—	(0.46)	9.72	0.94%	0.70%	4.19%	(4.34%)	491,221	98%
4/1/2018 - 3/31/2019	10.71	0.49	(0.11)	0.38	(0.49)	—	(0.49)	10.60	0.98%	0.70%	4.68%	3.70%	456,428	99%
4/1/2017 - 3/31/2018	10.68	0.43	0.02	0.45	(0.42)	—	(0.42)	10.71	0.98%	0.70%	3.95%	4.21%	405,200	94%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income

Class A
4/1/2021 - 3/31/2022	$9.72	$0.35	($0.06)	$0.29	($0.35)	$—	($0.35)	$9.66	1.13%	1.00	%(7)	3.56%	2.87%	$280,827	90%
4/1/2020 - 3/31/2021	8.80	0.34	0.92	1.26	(0.34)	—	(0.34)	9.72	1.17%	1.02%		3.63%	14.52%	170,353	116%
4/1/2019 - 3/31/2020	9.88	0.46	(1.08)	(0.62)	(0.46)	—	(0.46)	8.80	1.27%	1.02%		4.64%	(6.69%)	162,511	116%
4/1/2018 - 3/31/2019	10.12	0.49	(0.24)	0.25	(0.49)	—	(0.49)	9.88	1.29%	1.01%		4.92%	2.57%	202,929	122%
4/1/2017 - 3/31/2018	10.15	0.42	(0.04)	0.38	(0.41)	—	(0.41)	10.12	1.28%	1.01%		4.11%	3.85%	209,034	158%
Class C
4/1/2021 - 3/31/2022	$9.71	$0.28	($0.07)	$0.21	($0.28)	$—	($0.28)	$9.64	1.88%	1.70	%(7)	2.86%	2.15%	$109,161	90%
4/1/2020 - 3/31/2021	8.79	0.28	0.92	1.20	(0.28)	—	(0.28)	9.71	1.92%	1.72%		2.93%	13.74%	87,940	116%
4/1/2019 - 3/31/2020	9.86	0.39	(1.08)	(0.69)	(0.38)	—	(0.38)	8.79	2.03%	1.72%		3.94%	(7.31%)	102,846	116%
4/1/2018 - 3/31/2019	10.10	0.42	(0.24)	0.18	(0.42)	—	(0.42)	9.86	2.04%	1.71%		4.22%	1.86%	197,081	122%
4/1/2017 - 3/31/2018	10.13	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.10	2.03%	1.71%		3.41%	3.14%	191,239	158%

Class I
4/1/2021 - 3/31/2022	$9.73	$0.38	($0.06)	$0.32	($0.38)	$—	($0.38)	$9.67	0.88%	0.70	%(7)	3.86%	3.29%	$1,838,625	90%
4/1/2020 - 3/31/2021	8.81	0.38	0.91	1.29	(0.37)	—	(0.37)	9.73	0.91%	0.72%		3.93%	14.87%	1,019,062	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.94%	(6.49%)	415,170	116%
4/1/2018 - 3/31/2019	10.14	0.52	(0.23)	0.29	(0.53)	—	(0.53)	9.90	0.90%	0.71%		5.22%	2.88%	497,335	122%
4/1/2017 - 3/31/2018	10.16	0.45	(0.03)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.71%		4.41%	4.25%	294,352	158%
Class P
4/1/2021 - 3/31/2022	$9.73	$0.38	($0.06)	$0.32	($0.38)	$—	($0.38)	$9.67	0.89%	0.70	%(7)	3.86%	3.28%	$53,045	90%
4/1/2020 - 3/31/2021	8.81	0.37	0.92	1.29	(0.37)	—	(0.37)	9.73	0.91%	0.72%		3.93%	14.85%	9,560	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.95%	(6.49%)	7,900	116%
4/1/2018 - 3/31/2019	10.14	0.53	(0.25)	0.28	(0.52)	—	(0.52)	9.90	0.89%	0.71%		5.22%	2.87%	32,176	122%
4/1/2017 - 3/31/2018	10.16	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.76%		4.36%	4.20%	64,557	158%

Advisor Class
4/1/2021 - 3/31/2022	$9.75	$0.37	($0.06)	$0.31	($0.37)	$—	($0.37)	$9.69	0.88%	0.75	%(7)	3.81%	3.25%	$1,778,969	90%
4/1/2020 - 3/31/2021	8.83	0.37	0.92	1.29	(0.37)	—	(0.37)	9.75	0.91%	0.77%		3.88%	14.78%	716,233	116%
4/1/2019 - 3/31/2020	9.92	0.48	(1.09)	(0.61)	(0.48)	—	(0.48)	8.83	1.03%	0.77%		4.89%	(6.52%)	506,347	116%
4/1/2018 - 3/31/2019	10.16	0.52	(0.24)	0.28	(0.52)	—	(0.52)	9.92	1.04%	0.76%		5.17%	2.83%	830,452	122%
4/1/2017 - 3/31/2018	10.18	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.16	1.03%	0.76%		4.36%	4.20%	715,700	158%
Pacific Funds High Income

Class A
4/1/2021 - 3/31/2022	$10.34	$0.47	($0.50)	($0.03)	($0.46)	$—	($0.46)	$9.85	1.12%	0.95%		4.53%	(0.36%)	$6,816	40%
4/1/2020 - 3/31/2021	8.75	0.51	1.59	2.10	(0.51)	—	(0.51)	10.34	1.13%	0.95%		5.13%	24.45%	7,496	66%
4/1/2019 - 3/31/2020	10.07	0.52	(1.33)	(0.81)	(0.51)	—	(0.51)	8.75	1.24%	0.95%		5.11%	(8.61%)	7,227	63%
4/1/2018 - 3/31/2019	10.23	0.55	(0.16)	0.39	(0.55)	—	(0.55)	10.07	1.31%	0.95%		5.48%	3.97%	5,174	64%
4/1/2017 - 3/31/2018	10.29	0.50	(0.03)	0.47	(0.53)	—	(0.53)	10.23	1.46%	0.95%		4.82%	4.66%	5,463	72%

Class C
4/1/2021 - 3/31/2022	$10.33	$0.40	($0.51)	($0.11)	($0.39)	$—	($0.39)	$9.83	1.87%	1.65%		3.83%	(1.17%)	$1,291	40%
4/1/2020 - 3/31/2021	8.74	0.44	1.59	2.03	(0.44)	—	(0.44)	10.33	1.88%	1.65%		4.43%	23.61%	1,937	66%
4/1/2019 - 3/31/2020	10.06	0.45	(1.33)	(0.88)	(0.44)	—	(0.44)	8.74	2.00%	1.65%		4.41%	(9.28%)	2,007	63%
4/1/2018 - 3/31/2019	10.21	0.48	(0.15)	0.33	(0.48)	—	(0.48)	10.06	2.06%	1.65%		4.78%	3.35%	3,726	64%
4/1/2017 - 3/31/2018	10.28	0.43	(0.04)	0.39	(0.46)	—	(0.46)	10.21	2.21%	1.65%		4.12%	3.84%	4,418	72%
Class I
4/1/2021 - 3/31/2022	$10.24	$0.49	($0.50)	($0.01)	($0.49)	$—	($0.49)	$9.74	0.87%	0.69%		4.79%	(0.20%)	$86	40%
4/1/2020 - 3/31/2021	8.66	0.53	1.59	2.12	(0.54)	—	(0.54)	10.24	0.88%	0.70%		5.38%	24.76%	62	66%
4/1/2019 - 3/31/2020	9.98	0.54	(1.33)	(0.79)	(0.53)	—	(0.53)	8.66	0.88%	0.70%		5.36%	(8.36%)	54	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	175	64%
4/1/2017 - 3/31/2018	10.21	0.52	(0.02)	0.50	(0.57)	—	(0.57)	10.14	1.07%	0.70%		5.07%	4.95%	211	72%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds High Income (Continued)
Class P
4/1/2021 - 3/31/2022	$10.24	$0.49		($0.50)	($0.01)	($0.49)		$—	($0.49)	$9.74	0.87%	0.69%	4.79%	(0.20%)	$134,177	40%
4/1/2020 - 3/31/2021	8.66	0.53		1.59	2.12	(0.54)		—	(0.54)	10.24	0.88%	0.70%	5.38%	24.91%	146,345	66%
4/1/2019 - 3/31/2020	9.98	0.54		(1.33)	(0.79)	(0.53)		—	(0.53)	8.66	0.88%	0.70%	5.36%	(8.46%)	120,807	63%
4/1/2018 - 3/31/2019	10.14	0.57		(0.16)	0.41	(0.57)		—	(0.57)	9.98	0.91%	0.70%	5.73%	4.27%	113,317	64%
4/1/2017 - 3/31/2018	10.20	0.52		(0.02)	0.50	(0.56)		—	(0.56)	10.14	1.06%	0.73%	5.04%	4.92%	68,844	72%
Advisor Class
4/1/2021 - 3/31/2022	$10.36	$0.50		($0.50)	$0.00 (6)	($0.49)		$—	($0.49)	$9.87	0.87%	0.70%	4.78%	(0.11%)	$6,741	40%
4/1/2020 - 3/31/2021	8.76	0.54		1.60	2.14	(0.54)		—	(0.54)	10.36	0.88%	0.70%	5.38%	24.86%	3,937	66%
4/1/2019 - 3/31/2020	10.08	0.54		(1.33)	(0.79)	(0.53)		—	(0.53)	8.76	1.00%	0.70%	5.36%	(8.38%)	3,329	63%
4/1/2018 - 3/31/2019	10.24	0.58		(0.17)	0.41	(0.57)		—	(0.57)	10.08	1.06%	0.70%	5.73%	4.23%	3,669	64%
4/1/2017 - 3/31/2018	10.30	0.53		(0.03)	0.50	(0.56)		—	(0.56)	10.24	1.21%	0.70%	5.07%	4.91%	2,503	72%
Pacific Funds Small/Mid-Cap

Class A
4/1/2021 - 3/31/2022	$17.47	($0.07)		($0.34)	($0.41)	$—		($1.08)	($1.08)	$15.98	1.23%	1.20%	(0.38%)	(2.82%)	$19,675	34%
4/1/2020 - 3/31/2021	9.52	(0.04)		7.99	7.95	—		—	—	17.47	1.24%	1.20%	(0.33%)	83.51%	22,988	64%
4/1/2019 - 3/31/2020	13.02	(0.00	)(6)	(3.47)	(3.47)	(0.03)		—	(0.03)	9.52	1.37%	1.23%	(0.03%)	(26.71%)	14,379	36%
4/1/2018 - 3/31/2019	13.23	(0.02)		0.16	0.14	—		(0.35)	(0.35)	13.02	1.48%	1.30%	(0.11%)	1.19%	21,872	33%
4/1/2017 - 3/31/2018	11.93	(0.04)		1.35	1.31	—		(0.01)	(0.01)	13.23	1.51%	1.30%	(0.28%)	11.02%	21,131	23%

Class C
4/1/2021 - 3/31/2022	$16.83	($0.19)		($0.32)	($0.51)	$—		($1.08)	($1.08)	$15.24	1.98%	1.95%	(1.13%)	(3.53%)	$9,370	34%
4/1/2020 - 3/31/2021	9.24	(0.14)		7.73	7.59	—		—	—	16.83	1.99%	1.95%	(1.08%)	82.14%	10,990	64%
4/1/2019 - 3/31/2020	12.70	(0.10)		(3.36)	(3.46)	—		—	—	9.24	2.13%	1.98%	(0.78%)	(27.24%)	9,277	36%
4/1/2018 - 3/31/2019	13.01	(0.11)		0.15	0.04	—		(0.35)	(0.35)	12.70	2.23%	2.05%	(0.87%)	0.43%	16,875	33%
4/1/2017 - 3/31/2018	11.81	(0.13)		1.34	1.21	—		(0.01)	(0.01)	13.01	2.26%	2.05%	(1.03%)	10.28%	15,458	23%
Advisor Class
4/1/2021 - 3/31/2022	$17.57	($0.02)		($0.35)	($0.37)	$—		($1.08)	($1.08)	$16.12	0.98%	0.95%	(0.13%)	(2.52%)	$184,718	34%
4/1/2020 - 3/31/2021	9.58	(0.01)		8.05	8.04	(0.05)		—	(0.05)	17.57	1.00%	0.95%	(0.08%)	84.04%	312,981	64%
4/1/2019 - 3/31/2020	13.11	0.03		(3.50)	(3.47)	(0.06)		—	(0.06)	9.58	1.12%	0.98%	0.22%	(26.61%)	214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.35	1.35	—		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%

Class R6
4/1/2021 - 3/31/2022	$17.61	($0.01)		($0.43)	($0.44)	$—		$—	$—	$17.17	0.98%	0.85%	(0.03%)	(2.44%)	$1,017	34%
4/1/2020 - 3/31/2021	9.59	0.00	(6)	8.08	8.08	(0.06)		—	(0.06)	17.61	0.99%	0.86%	0.01%	84.32%	1,558	64%
4/1/2019 - 3/31/2020	13.12	0.04		(3.50)	(3.46)	(0.07)		—	(0.07)	9.59	1.01%	0.93%	0.27%	(26.57%)	4,802	36%
4/1/2018 - 3/31/2019	13.29	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.12	1.08%	1.00%	0.19%	1.52%	6,422	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.36	1.36	—		(0.01)	(0.01)	13.29	1.11%	1.00%	0.02%	11.43%	9,977	23%
Pacific Funds Small-Cap

Class A
4/1/2021 - 3/31/2022	$16.02	($0.05)		($0.43)	($0.48)	$—		($0.73)	($0.73)	$14.81	1.60%	1.20%	(0.34%)	(3.38%)	$1,941	63%
4/1/2020 - 3/31/2021	8.56	(0.05)		7.51	7.46	—		—	—	16.02	1.88%	1.20%	(0.40%)	87.15%	2,659	75%
4/1/2019 - 3/31/2020	12.12	(0.03)		(3.51)	(3.54)	(0.02)		—	(0.02)	8.56	1.73%	1.23%	(0.21%)	(29.27%)	3,343	42%
4/1/2018 - 3/31/2019	12.86	(0.03)		(0.06)	(0.09)	—		(0.65)	(0.65)	12.12	1.72%	1.30%	(0.21%)	(0.53%)	4,986	56%
4/1/2017 - 3/31/2018	11.77	(0.02)		1.33	1.31	(0.01)		(0.21)	(0.22)	12.86	1.89%	1.30%	(0.16%)	11.17%	2,367	62%
Class C
4/1/2021 - 3/31/2022	$15.56	($0.17)		($0.40)	($0.57)	$—		($0.73)	($0.73)	$14.26	2.35%	1.95%	(1.09%)	(4.07%)	$776	63%
4/1/2020 - 3/31/2021	8.38	(0.13)		7.31	7.18	—		—	—	15.56	2.65%	1.95%	(1.15%)	85.68%	789	75%
4/1/2019 - 3/31/2020	11.94	(0.11)		(3.45)	(3.56)	—		—	—	8.38	2.48%	1.98%	(0.96%)	(29.82%)	538	42%
4/1/2018 - 3/31/2019	12.76	(0.12)		(0.05)	(0.17)	—		(0.65)	(0.65)	11.94	2.47%	2.05%	(0.96%)	(1.17%)	902	56%
4/1/2017 - 3/31/2018	11.76	(0.11)		1.32	1.21	—		(0.21)	(0.21)	12.76	2.64%	2.05%	(0.91%)	10.32%	797	62%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap (Continued)
Advisor Class
4/1/2021 - 3/31/2022	$16.32	($0.01)	($0.44)	($0.45)	$—	($0.73)	($0.73)	$15.14	1.34%	0.95%		(0.09%)	(3.13%)	$17,732	63%
4/1/2020 - 3/31/2021	8.71	(0.02)	7.64	7.62	(0.01)	—	(0.01)	16.32	1.65%	0.95%		(0.15%)	87.51%	11,402	75%
4/1/2019 - 3/31/2020	12.32	0.00 (6)	(3.57)	(3.57)	(0.04)	—	(0.04)	8.71	1.48%	0.98%		0.04%	(29.07%)	7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01	(0.07)	(0.06)	(0.01)	(0.65)	(0.66)	12.32	1.47%	1.05%		0.04%	(0.26%)	13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01	1.35	1.36	(0.01)	(0.21)	(0.22)	13.04	1.64%	1.05%		0.09%	11.45%	14,767	62%

Class R6
4/1/2021 - 3/31/2022	$14.98	$0.00 (6)	($0.46)	($0.46)	$—	$—	$—	$14.52	1.35%	0.85%		0.01%	(3.07%)	$1,699	63%
4/1/2020 - 3/31/2021	7.97	(0.01)	7.02	7.01	—	—	—	14.98	1.64%	0.86%		(0.06%)	87.72%	1,752	75%
4/1/2019 - 3/31/2020	11.29	0.01	(3.28)	(3.27)	(0.05)	—	(0.05)	7.97	1.37%	0.93%		0.09%	(29.05%)	731	42%
4/1/2018 - 3/31/2019	12.00	0.01	(0.06)	(0.05)	(0.01)	(0.65)	(0.66)	11.29	1.32%	1.00%		0.09%	(0.18%)	658	56%
4/1/2017 - 3/31/2018	10.95	0.02	1.24	1.26	—	(0.21)	(0.21)	12.00	1.49%	1.00%		0.14%	11.54%	457	62%
Pacific Funds Small-Cap Value

Class A
4/1/2021 - 3/31/2022	$11.53	$0.01	$0.82	$0.83	$—	($0.17)	($0.17)	$12.19	1.65%	1.20%		0.05%	7.15%	$2,983	40%
4/1/2020 - 3/31/2021	6.15	0.02	5.41	5.43	(0.05)	—	(0.05)	11.53	1.85%	1.20%		0.23%	88.38%	2,206	87%
4/1/2019 - 3/31/2020	9.10	0.04	(2.92)	(2.88)	(0.07)	—	(0.07)	6.15	1.72%	1.22%		0.41%	(31.93%)	1,023	45%
4/1/2018 - 3/31/2019	11.17	0.03	(0.49)	(0.46)	(0.03)	(1.58)	(1.61)	9.10	1.67%	1.30%		0.30%	(3.68%)	1,298	51%
4/1/2017 - 3/31/2018	11.52	0.02	0.62	0.64	(0.03)	(0.96)	(0.99)	11.17	1.65%	1.30%		0.14%	5.41%	1,105	47%

Class C
4/1/2021 - 3/31/2022	$11.30	($0.08)	$0.81	$0.73	$—	($0.17)	($0.17)	$11.86	2.40%	1.95%		(0.70%)	6.41%	$760	40%
4/1/2020 - 3/31/2021	6.04	(0.04)	5.30	5.26	—	—	—	11.30	2.62%	1.95%		(0.52%)	87.09%	801	87%
4/1/2019 - 3/31/2020	8.94	(0.03)	(2.87)	(2.90)	—	—	—	6.04	2.47%	1.97%		(0.35%)	(32.44%)	644	45%
4/1/2018 - 3/31/2019	11.06	(0.05)	(0.49)	(0.54)	—	(1.58)	(1.58)	8.94	2.42%	2.05%		(0.45%)	(4.47%)	1,287	51%
4/1/2017 - 3/31/2018	11.46	(0.07)	0.63	0.56	—	(0.96)	(0.96)	11.06	2.40%	2.05%		(0.61%)	4.72%	1,568	47%
Advisor Class
4/1/2021 - 3/31/2022	$11.63	$0.04	$0.83	$0.87	($0.02)	($0.17)	($0.19)	$12.31	1.40%	0.95%		0.30%	7.38%	$15,488	40%
4/1/2020 - 3/31/2021	6.19	0.04	5.47	5.51	(0.07)	—	(0.07)	11.63	1.61%	0.95%		0.48%	89.25%	13,750	87%
4/1/2019 - 3/31/2020	9.16	0.06	(2.94)	(2.88)	(0.09)	—	(0.09)	6.19	1.47%	0.97%		0.66%	(31.79%)	10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06	(0.51)	(0.45)	(0.05)	(1.58)	(1.63)	9.16	1.42%	1.05%		0.55%	(3.51%)	11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05	0.63	0.68	(0.07)	(0.96)	(1.03)	11.24	1.40%	1.05%		0.39%	5.70%	15,511	47%
Class R6
4/1/2021 - 3/31/2022	$11.55	$0.05	$0.81	$0.86	($0.02)	$—	($0.02)	$12.39	1.40%	0.85%		0.40%	7.48%	$1,318	40%
4/1/2020 - 3/31/2021	6.17	0.05	5.42	5.47	(0.09)	—	(0.09)	11.55	1.61%	0.86%		0.57%	88.95%	1,160	87%
4/1/2019 - 3/31/2020	9.12	0.07	(2.92)	(2.85)	(0.10)	—	(0.10)	6.17	1.36%	0.92%		0.70%	(31.67%)	2,314	45%
4/1/2018 - 3/31/2019	11.21	0.07	(0.52)	(0.45)	(0.06)	(1.58)	(1.64)	9.12	1.27%	1.00%		0.60%	(3.52%)	3,134	51%
4/1/2017 - 3/31/2018	11.55	0.05	0.64	0.69	(0.07)	(0.96)	(1.03)	11.21	1.25%	1.00%		0.44%	5.78%	9,657	47%
PF Inflation Managed Fund
Class P
4/1/2021 - 3/31/2022	$9.88	$0.63	($0.22)	$0.41	($0.36)	$—	($0.36)	$9.93	0.76%	0.57	%(7)	6.11%	3.97%	$44,335	50%
4/1/2020 - 3/31/2021	9.12	0.14	0.79	0.93	(0.17)	—	(0.17)	9.88	0.85%	0.61%		1.41%	10.19%	32,982	199%
4/1/2019 - 3/31/2020	8.81	0.25	0.18	0.43	(0.12)	—	(0.12)	9.12	1.25%	1.08%		2.76%	4.94%	20,950	249%
4/1/2018 - 3/31/2019	8.88	0.16	0.05	0.21	(0.28)	—	(0.28)	8.81	1.15%	1.07%		1.86%	2.50%	40,949	126%
4/1/2017 - 3/31/2018	8.92	0.27	(0.19)	0.08	(0.12)	—	(0.12)	8.88	1.06%	0.94%		3.08%	0.87%	75,772	108%
PF Managed Bond Fund
Class P
4/1/2021 - 3/31/2022	$10.91	$0.18	($0.71)	($0.53)	($0.22)	($0.01)	($0.23)	$10.15	0.66%	0.54%		1.67%	(5.01%)	$424,105	154%
4/1/2020 - 3/31/2021	11.03	0.20	0.34	0.54	(0.16)	(0.50)	(0.66)	10.91	0.66%	0.55%		1.76%	4.69%	562,319	492%
4/1/2019 - 3/31/2020	10.56	0.32	0.41	0.73	(0.14)	(0.12)	(0.26)	11.03	0.82%	0.73%		2.93%	6.89%	386,833	512%
4/1/2018 - 3/31/2019	10.58	0.31	0.03	0.34	(0.36)	—	(0.36)	10.56	0.72%	0.63%		3.02%	3.43%	497,359	520%
4/1/2017 - 3/31/2018	10.67	0.29	0.05	0.34	(0.42)	(0.01)	(0.43)	10.58	0.64%	0.57%		2.63%	3.29%	598,676	364%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Short Duration Bond Fund
Class P
4/1/2021 - 3/31/2022	$10.14	$0.12	($0.41)	($0.29)	($0.13)		$—	($0.13)	$9.72	0.67%	0.55%	1.19%	(2.91%)	$72,622	76%
4/1/2020 - 3/31/2021	9.77	0.16	0.47	0.63	(0.26)		—	(0.26)	10.14	0.66%	0.55%	1.61%	6.47%	97,529	98%
4/1/2019 - 3/31/2020	9.93	0.24	(0.14)	0.10	(0.26)		—	(0.26)	9.77	0.65%	0.55%	2.38%	0.97%	122,280	109%
4/1/2018 - 3/31/2019	9.79	0.23	0.07	0.30	(0.16)		—	(0.16)	9.93	0.64%	0.55%	2.34%	3.05%	155,358	164%
4/1/2017 - 3/31/2018	9.88	0.15	(0.09)	0.06	(0.15)		—	(0.15)	9.79	0.63%	0.55%	1.56%	0.65%	112,269	67%
PF Emerging Markets Debt Fund
Class P
4/1/2021 - 3/31/2022	$8.25	$0.36	($0.43)	($0.07)	($0.42)		$—	($0.42)	$7.76	1.13%	0.90%	4.29%	(1.11%)	$42,938	157%
4/1/2020 - 3/31/2021	7.18	0.34	1.16	1.50	(0.43)		—	(0.43)	8.25	1.18%	0.92%	4.09%	20.47%	61,478	89%
4/1/2019 - 3/31/2020	9.17	0.51	(2.02)	(1.51)	(0.48)		—	(0.48)	7.18	1.14%	0.92%	5.64%	(17.58%)	87,623	73%
4/1/2018 - 3/31/2019	9.37	0.47	(0.54)	(0.07)	(0.13)		—	(0.13)	9.17	1.09%	0.93%	5.37%	(0.61%)	71,599	60%
4/1/2017 - 3/31/2018	9.39	0.51	0.30	0.81	(0.83)		—	(0.83)	9.37	1.11%	0.94%	5.28%	8.76%	85,758	68%
PF Growth Fund
Class P
4/1/2021 - 3/31/2022	$30.54	($0.10)	$3.07	$2.97	$—		($4.39)	($4.39)	$29.12	0.77%	0.70%	(0.30%)	7.84%	$158,592	10%
4/1/2020 - 3/31/2021	27.10	(0.08)	13.51	13.43	—		(9.99)	(9.99)	30.54	0.78%	0.70%	(0.24%)	50.42%	179,183	32%
4/1/2019 - 3/31/2020	27.18	(0.02)	0.93	0.91	(0.00	)(6)	(0.99)	(0.99)	27.10	0.77%	0.70%	(0.06%)	3.04%	163,575	20%
4/1/2018 - 3/31/2019	25.38	0.00 (6)	3.62	3.62	(0.01)		(1.81)	(1.82)	27.18	0.77%	0.70%	0.01%	14.99%	186,331	28%
4/1/2017 - 3/31/2018	20.94	0.04	5.33	5.37	(0.04)		(0.89)	(0.93)	25.38	0.76%	0.70%	0.16%	25.93%	206,732	34%
PF Large-Cap Value Fund
Class P
4/1/2021 - 3/31/2022	$12.31	$0.11	$1.54	$1.65	($0.13)		($1.32)	($1.45)	$12.51	0.87%	0.80%	0.87%	13.45%	$164,182	9%
4/1/2020 - 3/31/2021	9.66	0.14	4.72	4.86	(0.17)		(2.04)	(2.21)	12.31	0.88%	0.80%	1.25%	52.63%	171,537	29%
4/1/2019 - 3/31/2020	11.95	0.20	(1.62)	(1.42)	(0.17)		(0.70)	(0.87)	9.66	0.87%	0.80%	1.59%	(13.51%)	160,365	28%
4/1/2018 - 3/31/2019	17.14	0.24	0.46	0.70	(0.17)		(5.72)	(5.89)	11.95	0.86%	0.80%	1.55%	5.49%	171,046	43%
4/1/2017 - 3/31/2018	16.60	0.22	0.79	1.01	(0.23)		(0.24)	(0.47)	17.14	0.86%	0.80%	1.27%	6.01%	154,943	7%
PF Small-Cap Growth Fund
Class P
4/1/2021 - 3/31/2022	$21.69	($0.09)	($2.74)	($2.83)	$—		($3.04)	($3.04)	$15.82	0.87%	0.75%	(0.43%)	(15.66%)	$49,964	69%
4/1/2020 - 3/31/2021	14.19	(0.06)	12.31	12.25	(0.01)		(4.74)	(4.75)	21.69	0.91%	0.75%	(0.27%)	89.21%	63,555	139%
4/1/2019 - 3/31/2020	18.43	(0.11)	(2.31)	(2.42)	—		(1.82)	(1.82)	14.19	0.97%	0.75%	(0.60%)	(14.67%)	17,691	126%
4/1/2018 - 3/31/2019	14.84	(0.09)	3.80	3.71	—		(0.12)	(0.12)	18.43	0.87%	0.75%	(0.55%)	25.05%	15,687	127%
4/1/2017 - 3/31/2018	11.50	(0.06)	3.40	3.34	—		—	—	14.84	0.90%	0.75%	(0.45%)	29.04%	9,463	86%
PF Small-Cap Value Fund
Class P
4/1/2021 - 3/31/2022	$10.83	$0.04	$0.27	$0.31	($0.04)		($1.21)	($1.25)	$9.89	0.98%	0.90%	0.41%	2.25%	$97,322	41%
4/1/2020 - 3/31/2021	5.17	0.05	5.64	5.69	(0.03)		—	(0.03)	10.83	1.00%	0.90%	0.60%	110.27%	116,909	99%
4/1/2019 - 3/31/2020	8.21	0.04	(2.39)	(2.35)	(0.05)		(0.64)	(0.69)	5.17	1.00%	0.90%	0.53%	(31.62%)	28,016	36%
4/1/2018 - 3/31/2019	11.22	0.04	(0.56)	(0.52)	(0.03)		(2.46)	(2.49)	8.21	0.97%	0.90%	0.35%	(4.23%)	70,618	56%
4/1/2017 - 3/31/2018	12.09	0.02	0.79	0.81	(0.02)		(1.66)	(1.68)	11.22	0.97%	0.90%	0.17%	6.54%	81,515	30%
PF Emerging Markets Fund
Class P
4/1/2021 - 3/31/2022	$14.88	$0.19	($3.42)	($3.23)	($0.14)		($1.47)	($1.61)	$10.04	1.17%	0.95%	1.43%	(23.63%)	$87,893	42%
4/1/2020 - 3/31/2021	9.80	0.05	5.43	5.48	(0.01)		(0.39)	(0.40)	14.88	1.16%	0.95%	0.37%	56.13%	141,783	40%
4/1/2019 - 3/31/2020	14.71	0.13	(1.50)	(1.37)	(0.19)		(3.35)	(3.54)	9.80	1.29%	0.95%	0.90%	(14.07%)	97,618	65%
4/1/2018 - 3/31/2019	17.30	0.13	(0.95)	(0.82)	(0.09)		(1.68)	(1.77)	14.71	1.16%	0.95%	0.84%	(3.61%)	133,887	46%
4/1/2017 - 3/31/2018	13.81	0.10	3.49	3.59	(0.10)		—	(0.10)	17.30	1.20%	0.95%	0.63%	25.93%	178,391	34%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF International Growth Fund
Class P
4/1/2021 - 3/31/2022	$11.53	$0.08	$0.08	$0.16	($0.09)		($5.02)	($5.11)	$6.58	1.23%	0.97%	0.74%	(4.56%)	$36,162	94%
4/1/2020 - 3/31/2021	9.05	0.12	3.54	3.66	(0.07)		(1.11)	(1.18)	11.53	1.30%	0.99%	1.06%	40.85%	48,891	20%
4/1/2019 - 3/31/2020	11.63	0.17	(0.87)	(0.70)	(0.15)		(1.73)	(1.88)	9.05	1.32%	1.00%	1.46%	(8.84%)	41,818	22%
4/1/2018 - 3/31/2019	20.85	0.41	(1.09)	(0.68)	(0.24)		(8.30)	(8.54)	11.63	1.19%	1.00%	2.32%	0.62%	58,152	41%
4/1/2017 - 3/31/2018	18.19	0.26	2.74	3.00	(0.34)		—	(0.34)	20.85	1.14%	1.00%	1.28%	16.54%	125,384	10%
PF International Small-Cap Fund
Class P
4/1/2021 - 3/31/2022	$11.64	$0.21	($0.11)	$0.10	($0.44)		($3.12)	($3.56)	$8.18	1.34%	1.09%	1.90%	(1.34%)	$58,845	130%
4/1/2020 - 3/31/2021	6.98	0.13	4.74	4.87	(0.21)		—	(0.21)	11.64	1.34%	1.10%	1.32%	69.98%	36,908	39%
4/1/2019 - 3/31/2020	9.59	0.20	(2.23)	(2.03)	(0.58)		—	(0.58)	6.98	1.43%	1.10%	2.16%	(22.94%)	26,982	90%
4/1/2018 - 3/31/2019	11.24	0.17	(1.58)	(1.41)	(0.05)		(0.19)	(0.24)	9.59	1.18%	1.10%	1.61%	(12.54%)	31,934	50%
4/1/2017 - 3/31/2018	10.50	0.19	1.79	1.98	(0.29)		(0.95)	(1.24)	11.24	1.16%	1.10%	1.63%	19.24%	89,816	52%
PF International Value Fund
Class P
4/1/2021 - 3/31/2022	$8.05	$0.26	$0.34	$0.60	($0.22)		$—	($0.22)	$8.43	1.14%	0.80%	3.03%	7.46%	$76,725	33%
4/1/2020 - 3/31/2021	5.14	0.11	2.97	3.08	(0.17)		—	(0.17)	8.05	1.21%	0.80%	1.74%	60.38%	34,430	35%
4/1/2019 - 3/31/2020	7.51	0.25	(2.32)	(2.07)	(0.23)		(0.07)	(0.30)	5.14	1.11%	0.80%	3.32%	(28.94%)	34,971	33%
4/1/2018 - 3/31/2019	10.17	0.28	(1.20)	(0.92)	(0.34)		(1.40)	(1.74)	7.51	0.98%	0.80%	2.99%	(8.51%)	64,956	54%
4/1/2017 - 3/31/2018	9.31	0.30	0.99	1.29	(0.43)		—	(0.43)	10.17	0.92%	0.80%	2.95%	14.01%	143,626	111%

PF Multi-Asset Fund
Class P
4/1/2021 - 3/31/2022	$12.93	$0.05	$1.14	$1.19	($0.04)		($4.70)	($4.74)	$9.38	0.56%	0.51%	0.40%	7.01%	$1,054,196	50%
4/1/2020 - 3/31/2021	8.23	0.11	5.18	5.29	(0.15)		(0.44)	(0.59)	12.93	0.57%	0.51%	1.02%	64.91%	1,103,610	53%
4/1/2019 - 3/31/2020	9.81	0.22	(1.54)	(1.32)	(0.26)		—	(0.26)	8.23	0.56%	0.51%	2.17%	(14.09%)	884,916	57%
4/1/2018 - 3/31/2019	9.42	0.21	0.31	0.52	(0.13)		—	(0.13)	9.81	0.56%	0.51%	2.21%	5.72%	1,136,414	75%
1/31/2018 - 3/31/2018	10.00	0.03	(0.61)	(0.58)	—		—	—	9.42	0.59%	0.51%	1.68%	(5.80%)	733,300	37%
PF Real Estate Fund
Class P
4/1/2021 - 3/31/2022	$13.60	$0.21	$3.09	$3.30	($0.19)		$—	($0.19)	$16.71	1.20%	0.90%	1.34%	24.21%	$59,387	37%
4/1/2020 - 3/31/2021	10.30	0.17	3.33	3.50	(0.20	)(8)	—	(0.20)	13.60	1.16%	0.90%	1.44%	34.16%	25,731	38%
4/1/2019 - 3/31/2020	12.26	0.19	(1.74)	(1.55)	(0.25)		(0.16)	(0.41)	10.30	1.13%	0.90%	1.46%	(13.44%)	43,532	48%
4/1/2018 - 3/31/2019	11.86	0.28	1.75	2.03	(0.21)		(1.42)	(1.63)	12.26	1.12%	0.98%	2.31%	18.20%	81,713	104%
4/1/2017 - 3/31/2018	14.94	0.30	(0.75)	(0.45)	(0.22)		(2.41)	(2.63)	11.86	1.13%	1.05%	2.12%	(4.15%)	41,519	47%

(1)	For share classes that commenced operations after April 1, 2017, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the Funds in which they invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2022 are as follows:

Fund	Class A	Class C	Class I	Class P	Advisor Class
Pacific Funds Floating Rate Income	0.98%	1.68%	0.68%	0.68%	0.73%
PF Inflation Managed Fund				0.55%

(8)	Includes $0.09 per share return of capital distribution.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2022, the Trust was comprised of the following twenty-nine separate funds (each individually a “Fund”, and collectively the “Funds”):

Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM High Income (2)	PF Large-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM ESG Core Bond (2)	PF Small-Cap Growth Fund (4)

Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM Small/Mid-Cap (3)	PF Small-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Small-Cap (3)	PF Emerging Markets Fund (4)

Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Small-Cap Value (3)	PF International Growth Fund (4) (formerly named PF International Large-Cap Fund)

Pacific FundsSM Ultra Short Income (2)	PF Inflation Managed Fund (4)	PF International Small-Cap Fund (4)

Pacific FundsSM Short Duration Income (2)	PF Managed Bond Fund (4)	PF International Value Fund (4)

Pacific FundsSM Core Income (2)	PF Short Duration Bond Fund (4)	PF Multi-Asset Fund (4)

Pacific FundsSM Strategic Income (2)	PF Emerging Markets Debt Fund (4)	PF Real Estate Fund (4)

Pacific FundsSM Floating Rate Income (2)	PF Growth Fund (4)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”
(2)	These Funds are collectively known as the “PF Fixed Income Funds”
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”
(4)	These Funds are collectively known as the “PF Underlying Funds”

The Portfolio Optimization Funds offer Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge (ii) Class C shares are subject to a maximum 1.00% contingent deferred sales charge (“CDSC”); and (iii) Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares, except Pacific Funds Ultra Short Income and Pacific Funds ESG Core Bond which offer Class I and Advisor Class shares only. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, and Class R6 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Advisor Class and Class R6 shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Underlying Funds offer Class P shares only, which are sold at net asset value. Presently, only the Portfolio Optimization Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes.

The Portfolio Optimization Funds invest their assets in Class P shares of the PF Underlying Funds as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

For the Portfolio Optimization Funds and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds (except Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income), dividends on net investment income, if any, are generally declared and paid monthly. For Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income, dividends, if any, are generally declared daily and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

Each PF Underlying Fund distributes all of its net investment income, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Each PF Underlying Fund may utilize the consent dividend provision of Section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the Fund.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal and printing. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two month U.S. dollar (“USD”) tenors as well as certain non-USD LIBOR tenors after December 31, 2021, and the planned discontinuation of certain non-USD LIBOR tenors after December 31, 2022 as well as the overnight and

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

one, three, six and twelve month USD LIBOR tenors after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on these financial statements.

In January 2021, the FASB issued ASU 2021-01. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2021-01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately on an elective basis. The amendments in this update do not apply to contract modifications made after December 31, 2022. Management does not expect ASU 2021-01 to have a material impact on these financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and one or more share classes. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material policy changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2022, as categorized under the three-tier hierarchy of inputs, can be found in each Fund’s Schedule of Investments.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.

The total unfunded loan commitments that could be extended at the option of the borrowers for the fiscal year ended March 31, 2022, are summarized in the following table:

Fund	Unfunded Loan Commitments	Value	Net Unrealized Appreciation (Depreciation)
Pacific Funds Short Duration Income	$72,464	$71,852	($612)
Pacific Funds Core Income	181,159	179,631	(1,528)
Pacific Funds Strategic Income	289,106	288,203	(903)
Pacific Funds Floating Rate Income	16,807,898	16,684,368	(123,530)
PF Managed Bond	57,971	57,482	(489)

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

LIBOR Transition Risk

Certain investments in which a Fund invests may rely in some manner on LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that USD LIBOR will cease to be published by the IBA or any other any administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month), and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transiting to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations), including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the applicable Funds in which a Portfolio Optimization Funds invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income), in direct proportion to the allocation of assets among those Funds.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Allocations by the Portfolio Optimization Funds among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income.

The Portfolio Optimization Funds shareholders also bear indirectly their proportionate share of the expenses of the underlying funds in which the Portfolio Optimization Funds invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions.

These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries (including China and Hong Kong); restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

On February 24, 2022, the Russian Federation commenced a military attack on the country of Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and global financial markets. In addition, the United States and other countries have imposed, and may impose additional, economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar actions could, among other things, prohibit or otherwise limit a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions. Such actions could decrease the value and liquidity of securities held by a Fund and may require a Fund to sell or otherwise dispose of all or a portion of the impacted securities at inopportune times or prices. Sanctions could also result in retaliations or countermeasures, which may adversely impact a Fund’s investments or operations. Although it is not possible to predict the impact that any sanctions or retaliatory actions may have on a Fund, such events could significantly harm a Fund’s performance.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, Secured Overnight Financing Rate, or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2022, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buyback Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds are exposed to the same derivative risks as the applicable Funds in which a Portfolio Optimization Fund invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income) in direct proportion to the allocation of assets among those Funds.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Multi-Asset Fund and the PF Emerging Markets Debt Fund entered into futures contracts to gain or reduce exposure to various markets, for purposes of hedging, and as part of each Funds’ investment strategy. The PF Emerging Markets Fund and PF International Small-Cap Fund utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets in connection with sub-adviser transition management.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date.

A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold/wrote options to obtain exposure to the price activity or volatility of an underlying security or index, to hedge downside risk, to manage duration and to generate income. Additionally, the PF Inflation Managed Fund used swaptions to achieve credit or interest rate exposure. The PF Managed Bond Fund used inflation floors, and the PF Inflation Managed Fund used inflation floors and caps, to manage inflation exposure.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold forward contracts to hedge currency exposure and manage duration. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, to manage duration and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use paired trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2022 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: the PF Managed Bond Fund purchased and sold credit protection through credit default swaps to manage credit exposure, allow portfolio managers to enter or exit credit positions in periods of low liquidity, or to gain exposure that may not be available in cash markets.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the following reasons: the PF Multi-Asset Fund entered into total return swaps to gain or reduce exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2022:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2022	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$698,622	$—	$—	$51,466	$647,156
PF Managed Bond	7,100,861	159,158	—	1,448,733	5,492,970
PF Short Duration Bond	70,834	—	—	—	70,834
PF Emerging Markets Debt	504,046	—	—	227,102	276,944
PF Multi-Asset	50,068,641	—	50,068,641	—	—

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2022	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($661,287)	($726)	$—	($11,659)	($648,902)
PF Managed Bond	(9,717,491)	(135,818)	—	(1,391,446)	(8,190,227)
PF Short Duration Bond	(65,143)	—	—	—	(65,143)
PF Emerging Markets Debt	(194,011)	—	—	(97,631)	(96,380)
PF Multi-Asset	(12,552,845)	—	(12,552,845)	—	—

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2022:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$91,822	$4,699	$—	$227,320	($140,197)
PF Managed Bond	(1,675,814)	540,003	—	2,305,365	(4,521,182)
PF Short Duration Bond	(241,932)	—	—	—	(241,932)
PF Emerging Markets Debt	950,124	50,148	—	717,849	182,127
PF Emerging Markets	248,256	—	248,256	—	—
PF International Small-Cap	72,893	—	72,893	—	—
PF Multi-Asset	211,612,598	—	211,612,598	—	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($116,308)	($159)	$—	($67,944)	($48,205)
PF Managed Bond	(2,838,354)	(124,026)	—	(496,131)	(2,218,197)
PF Short Duration Bond	(100,716)	—	—	—	(100,716)
PF Emerging Markets Debt	813,025	—	—	595,747	217,278
PF Multi-Asset	(110,329,866)	—	(110,329,866)	—	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2022:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	13	$27,104	15	$48,519	21	($16,463)	41	($41,352)
PF Managed Bond	28	(1,301,571)	55	345,309	58	(128,318)	60	633,464
PF Short Duration Bond	4	15,109	—	—	—	—	—	—
PF Emerging Markets Debt	1	12,471	62	(131,880)	—	—	10	17,700
PF Multi-Asset	1	72,155	—	—	—	—	24	102,008,469

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2022.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2022:

	Gross Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in Statements of Assets and Liabilities					Gross Amounts Presented in the Statements of Assets and Liabilities			Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments		Collateral Received		Net Amount				Financial Instruments		Collateral Pledged		Net Amount
	Assets							Liabilities

PF Inflation Managed
Forward foreign currency contracts	$51,466		($7,795)		$—		$43,671		($11,659)		$7,795		$—		($3,864)
Option contracts	96,497		(96,497)		—		—		(162,961)		96,497		—		(66,464)
Sale-buyback financing transactions	—		—		—		—		(6,119,309)		6,063,188		—		(56,121)

PF Managed Bond
Forward foreign currency contracts	1,035,084		(427,819)		(333,597)		273,668		(1,262,836)		427,819		710,720		(124,297)
Option contracts	—		—		—		—		(3,008)		—		—		(3,008)
Swap agreements	6,561		—		(1,388)		5,173		—		—		—		—

PF Emerging Markets Debt
Forward foreign currency contracts	227,102		(97,257)		—		129,845		(97,631)		97,257		—		(374)
Swap agreements	—		—		—		—		(17,475)		—		—		(17,475)

PF Multi-Asset
Swap agreements	50,068,641		(11,183,066)		(38,885,575)		—		(12,350,487)		11,183,066		—		(1,167,421)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund, exceeded the value of the repurchase agreements as of March 31, 2022.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain Funds presented in these financial statements. PLFA manages the Portfolio Optimization Funds and a portion of the PF Multi-Asset Fund directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2022, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver rate and the sub-adviser of each Fund (if applicable), are as follows:

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2022	Sub-Adviser(s)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%	0.025% for assets above $2 billion to $3 billion 0.050% on next $2 billion 0.075% on next $2.5 billion 0.100% on excess
Pacific Funds Ultra Short Income	0.25%		Pacific Asset Management LLC
Pacific Funds Short Duration Income	0.40%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Core Income	0.50%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Strategic Income Pacific Funds High Income	0.60%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Floating Rate Income	0.65%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds ESG Core Bond	0.38%		Pacific Asset Management LLC
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	0.75%		Rothschild & Co Asset Management US Inc.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2022	Sub-Adviser(s)
PF Inflation Managed Fund	0.40%		Pacific Investment Management Company LLC
PF Managed Bond Fund	0.40%	0.0075%	J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, and Western Asset Management Company, LLC (co-sub-advisers)
PF Short Duration Bond Fund	0.40%		T. Rowe Price Associates, Inc.
PF Emerging Markets Debt Fund	0.785%	0.05% (0.02% prior to November 1, 2021)	Principal Global Investors, LLC (Ashmore Investment Management Limited prior to November 1, 2021)
PF Growth Fund	0.55%		MFS Investment Management
PF Large-Cap Value Fund	0.65%		ClearBridge Investments, LLC
PF Small-Cap Growth Fund	0.60%		MFS Investment Management
PF Small-Cap Value Fund	0.75%		AllianceBernstein L.P.
PF Emerging Markets Fund	0.80%		Invesco Advisers, Inc.
PF International Growth Fund (formerly named PF International Large-Cap Fund)	0.85%	0.03%	Clearbridge Investments, LLC (MFS Investment Management prior to November 1, 2021)
PF International Small-Cap Fund	0.85%	0.015% effective November 1, 2021	FIAM LLC (Franklin Advisers, Inc. prior to November 1, 2021)
PF International Value Fund	0.65%		Wellington Management Company LLP
PF Multi-Asset Fund	0.35%		Pacific Asset Management LLC (collateral portion only)
PF Real Estate Fund	0.90%	0.15%	Principal Real Estate Investors, LLC

Pursuant to the PF Administration Agreement with the Trust, the Administrator and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

Pacific Life receives an administration fee from each Fund based on an annual rate of 0.15% of average daily net assets of each Fund.

Pursuant to the Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups.

The Distributor receives distribution and service fees for Class C shares pursuant to a distribution and service plan as adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (the “Class C 12b-1 Plans”). The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (the “Class A Service Plan”). The Distributor receives distribution and/or service fees from each applicable Fund and share class, which are based on the following annual percentages of average daily net assets:

Plan	Distribution Fee Rate	Service Fee Rate
Class C 12b-1 Plan	0.75%	0.25%
Class A Service Plan		0.25%

There are no distribution and/or service fees for Class I, Class P, Advisor Class and Class R6 shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2022, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $4,960,646 from the sale of Class A shares and received $36,304 in CDSC from redemptions of Class A and Class C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES

The Investment Adviser, the Distributor, and Pacific Life are related parties. For the fiscal year ended March 31, 2022, the advisory fees earned by the Investment Adviser (including any advisory fee waiver), the administration fees earned by Pacific Life, and the distribution and/or service fees earned by the Distributor are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2022 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating expenses include, but are not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

These operating expenses do not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The expense cap for the Class P shares of the PF Underlying Funds (except the PF Multi-Asset and PF International Small-Cap Funds) is 0.15% through July 31, 2022 and 0.30% thereafter through July 31, 2023. The expense cap for the PF Multi-Asset Fund is 0.16% through July 31, 2022. The expense cap for the PF International Small-Cap Fund is 0.25% through July 31, 2022. The expense caps for each Portfolio Optimization Fund, PF Fixed Income Fund and PF US Equity Fund per share class are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, C, and Advisor	0.15% through 7/31/2022 and 0.30% thereafter through 7/31/2023
Pacific Funds Ultra Short Income	I and Advisor	0.07% through 7/31/2022
Pacific Funds Short Duration Income	A, C, and Advisor	0.10% through 7/31/2022
	I	0.05% through 7/31/2022
Pacific Funds Core Income	A and C	0.10% through 7/31/2022
	I, Advisor, and P	0.05% through 7/31/2022
Pacific Funds Strategic Income	A and Advisor	0.10% through 7/31/2022
	C and I	0.05% through 7/31/2022
Pacific Funds Floating Rate Income	A and Advisor	0.10% through 7/31/2022
	C, I, and P	0.05% through 7/31/2022
Pacific Funds High Income	A and Advisor	0.10% through 7/31/2022
	C, I, and P	0.05% through 7/31/2022
Pacific Funds ESG Core Bond	I and Advisor	0.10% through 7/31/2022
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A, C and Advisor	0.20% through 7/31/2022
	R6	0.10% through 7/31/2022

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended March 31, 2022 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2022 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2022 that are subject to recoupment by PLFA from the Funds are as follows:

	Expiration Date
Fund	3/31/2023	3/31/2024	3/31/2025
Pacific Funds Portfolio Optimization Conservative	$197,838	$173,374	$167,153
Pacific Funds Portfolio Optimization Moderate-Conservative	249,902	209,189	182,675
Pacific Funds Portfolio Optimization Moderate	612,516	416,943	364,780
Pacific Funds Portfolio Optimization Growth	493,143	344,023	316,780
Pacific Funds Portfolio Optimization Aggressive-Growth	226,029	190,351	186,705
Pacific Funds Ultra Short Income	115,776	112,238	109,878
Pacific Funds Short Duration Income	2,174,161	1,444,108	1,392,216
Pacific Funds Core Income	2,204,086	1,935,705	1,771,368
Pacific Funds ESG Core Bond		36,149	145,640
Pacific Funds Strategic Income	1,718,677	1,086,189	1,649,288
Pacific Funds Floating Rate Income	3,637,709	2,383,395	3,904,375
Pacific Funds High Income	253,239	286,291	296,528
Pacific Funds Small/Mid-Cap	516,716	139,311	114,664
Pacific Funds Small-Cap	91,474	96,729	89,011
Pacific Funds Small-Cap Value	89,955	95,048	87,953
PF Inflation Managed	61,646	57,500	63,249
PF Managed Bond	472,703	547,131	600,547
PF Short Duration Bond	156,485	151,919	112,933
PF Emerging Markets Debt	133,378	168,623	118,006
PF Growth	136,249	148,484	134,384
PF Large-Cap Value	125,113	132,370	124,011
PF Small-Cap Growth	31,688	52,425	73,296
PF Small-Cap Value	60,545	64,489	98,439
PF Emerging Markets	309,200	261,447	283,298
PF International Growth	163,188	134,071	114,925
PF International Small-Cap	79,456	78,680	93,375
PF International Value	170,154	142,097	125,454
PF Multi-Asset	588,849	666,818	563,443
PF Real Estate	69,513	47,068	41,192

Total	$15,139,388	$11,602,165	$13,325,566

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

There was no recoupment of expense reimbursement by PLFA from any Funds for the fiscal year ended March 31, 2022.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2022, each of the Portfolio Optimization Funds (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income and/or Pacific Funds High Income. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2022 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2021	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2022
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$8,135,956	$333,552	$171,066	$1,971,838	$61,919	($431,049)	$6,299,606	602,833
Pacific Funds Floating Rate Income	2,499,111	7,957,025	103,150	350,424	8,018	43,503	10,260,383	1,061,053
Pacific Funds High Income	26,407,784	1,859,958	1,235,964	3,360,562	28,686	(1,240,671)	24,931,159	2,559,667
PF Inflation Managed	13,788,608	531,379	459,039	2,669,764	58,225	51,316	12,218,803	1,230,494
PF Managed Bond	99,416,259	4,005,175	1,919,532	21,264,282	(1,380,927)	(4,901,507)	77,794,250	7,664,458
PF Short Duration Bond	28,680,120	1,811,321	352,794	3,841,378	(16,015)	(1,132,663)	25,854,179	2,659,895
PF Emerging Markets Debt	12,319,162	759,115	603,940	2,595,426	(177,855)	(549,771)	10,359,165	1,336,666
PF Growth	1,271,912	51,496	—	989,216	202,468	(80,466)	456,194	15,666
PF Large-Cap Value	5,553,329	440,432	54,804	1,264,858	601,885	67,356	5,452,948	435,887
PF Small-Cap Growth	2,463,945	223,359	—	2,376,709	227,437	(538,032)	—	—
PF Small-Cap Value	4,856,817	392,136	20,051	976,471	626,951	(498,389)	4,421,095	447,027
PF Emerging Markets	6,136,048	855,386	65,959	2,138,501	146,103	(1,675,570)	3,389,425	337,592
PF International Growth	—	1,020,958	—	5,097	(33)	(9,188)	1,006,640	152,985
PF International Small-Cap	1,248,783	2,362,968	57,287	220,759	361,797	(419,754)	3,390,322	414,465
PF International Value	—	2,268,795	—	11,324	92	13,397	2,270,960	269,390
PF Multi-Asset	37,130,175	1,606,079	153,282	7,305,656	13,430,987	(10,773,427)	34,241,440	3,650,473
PF Real Estate	—	3,403,192	—	16,985	23	68,071	3,454,301	206,721
	$249,908,009	$29,882,326	$5,196,868	$51,359,250	$14,179,761	($22,006,844)	$225,800,870

Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$8,910,746	$114,519	$191,711	$1,017,955	$149,327	($569,756)	$7,778,592	744,363
Pacific Funds Floating Rate Income	1,678,420	7,527,817	72,200	235,603	4,691	47,623	9,095,148	940,553
Pacific Funds High Income	25,336,856	229,128	1,192,853	2,955,661	(1,640)	(1,196,906)	22,604,630	2,320,804
PF Inflation Managed	8,418,047	1,150,609	286,262	1,029,448	17,380	19,295	8,862,145	892,462
PF Managed Bond	108,676,585	1,789,196	2,139,320	10,382,170	(671,408)	(6,452,764)	95,098,759	9,369,336
PF Short Duration Bond	23,450,928	623,716	292,074	9,997,532	(129,301)	(787,078)	13,452,807	1,384,034
PF Emerging Markets Debt	13,239,973	337,263	656,191	5,708,273	(642,955)	(228,550)	7,653,649	987,568
PF Growth	9,910,306	46,548	—	4,372,899	1,525,508	(587,577)	6,521,886	223,966
PF Large-Cap Value	17,465,964	88,281	178,860	3,646,207	1,864,744	213,591	16,165,233	1,292,185
PF Small-Cap Growth	4,967,737	99,598	—	1,409,662	284,916	(980,952)	2,961,637	187,208
PF Small-Cap Value	8,163,518	123,165	34,619	2,647,254	1,052,433	(847,978)	5,878,503	594,389
PF Emerging Markets	13,195,967	894,396	138,796	3,453,506	712,513	(3,975,677)	7,512,489	748,256
PF International Growth	3,490,322	30,484	39,658	1,028,157	917,196	(1,069,705)	2,379,798	361,671
PF International Small-Cap	3,355,877	3,115,382	157,574	441,883	788,919	(964,520)	6,011,349	734,884
PF International Value	1,811,011	6,735,662	47,223	265,893	18,257	110,112	8,456,372	1,003,128
PF Multi-Asset	82,083,174	390,836	352,128	12,376,410	29,598,263	(23,997,552)	76,050,439	8,107,723
PF Real Estate	1,709,047	$2,972,157	18,953	537,767	122,513	309,083	4,593,986	274,924
	$335,864,478	$26,268,757	$5,798,422	$61,506,280	$35,611,356	($40,959,311)	$301,077,422

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$19,943,673	$102,500	$426,106	$4,423,048	$139,363	($1,072,817)	$15,115,777	1,446,486
Pacific Funds Floating Rate Income	5,380,649	14,607,468	222,118	530,976	(25,738)	114,744	19,768,265	2,044,288
Pacific Funds High Income	54,153,669	222,792	2,572,516	5,241,137	(71,648)	(2,514,838)	49,121,354	5,043,260
PF Inflation Managed	10,795,352	9,357,691	371,313	1,184,287	18,809	(100,239)	19,258,639	1,939,440
PF Managed Bond	243,946,530	1,265,448	4,819,582	50,013,270	(5,664,266)	(10,205,845)	184,148,179	18,142,678
PF Short Duration Bond	32,221,674	267,341	397,237	2,358,950	(15,318)	(1,277,652)	29,234,332	3,007,647
PF Emerging Markets Debt	21,223,422	117,916	1,044,593	6,077,229	(519,303)	(821,134)	14,968,265	1,931,389
PF Growth	55,875,727	17,247,394	—	13,857,669	9,683,659	(4,186,243)	64,762,868	2,224,000
PF Large-Cap Value	60,345,894	9,409,122	627,361	9,720,832	7,360,439	(66,119)	67,955,865	5,432,123
PF Small-Cap Growth	21,234,933	89,838	—	3,808,800	1,846,683	(4,881,953)	14,480,701	915,341
PF Small-Cap Value	36,640,527	286,840	156,928	4,312,851	4,188,609	(3,426,292)	33,533,761	3,390,674
PF Emerging Markets	47,593,965	737,815	478,050	12,913,514	2,446,363	(13,855,546)	24,487,133	2,438,957
PF International Growth	12,255,700	40,045	141,252	3,151,770	3,639,404	(4,197,876)	8,726,755	1,326,255
PF International Small-Cap	10,758,960	10,027,072	510,367	1,124,433	2,835,747	(3,413,329)	19,594,384	2,395,401
PF International Value	6,333,898	17,409,527	165,929	695,537	58,033	353,854	23,625,704	2,802,575
PF Multi-Asset	433,374,976	975,263	1,892,821	90,287,244	149,896,247	(120,740,381)	375,111,682	39,990,584
PF Real Estate	5,479,322	14,516,751	61,976	1,586,621	877,347	616,478	19,965,253	1,194,809
	$1,077,558,871	$96,680,823	$13,888,149	$211,288,168	$176,694,430	($169,675,188)	$983,858,917

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2021	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2022
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$8,810,631	$38,812	$188,227	$2,941,074	($15,115)	($393,063)	$5,688,418	544,346
Pacific Funds Floating Rate Income	—	12,297,260	13,756	66,626	286	102,017	12,346,693	1,276,804
Pacific Funds High Income	35,407,320	150,565	1,683,825	2,792,986	(2,220)	(1,700,705)	32,745,799	3,361,992
PF Inflation Managed	—	4,098,929	—	22,047	(254)	(64,637)	4,011,991	404,027
PF Managed Bond	105,628,480	508,539	2,090,171	34,208,221	(3,768,491)	(3,040,765)	67,209,713	6,621,647
PF Short Duration Bond	13,167,120	102,070	161,762	8,876,895	(108,565)	(385,398)	4,060,094	417,705
PF Emerging Markets Debt	13,009,011	66,533	638,191	4,565,328	(27,359)	(805,858)	8,315,190	1,072,928
PF Growth	77,006,525	145,840	—	28,002,412	10,134,596	(3,258,372)	56,026,177	1,923,976
PF Large-Cap Value	71,092,979	151,946	760,067	25,037,371	7,747,696	680,665	55,395,982	4,428,136
PF Small-Cap Growth	21,693,223	3,407,627	—	1,733,529	2,618,686	(5,874,598)	20,111,409	1,271,265
PF Small-Cap Value	42,779,195	320,819	184,897	12,371,369	5,311,238	(4,288,723)	31,936,057	3,229,126
PF Emerging Markets	51,862,738	760,119	519,400	4,030,616	4,348,162	(16,730,863)	36,728,940	3,658,261
PF International Growth	22,210,232	47,004	260,637	7,720,465	4,878,258	(5,939,609)	13,736,057	2,087,547
PF International Small-Cap	13,189,776	8,512,560	631,539	1,190,259	3,425,131	(4,158,914)	20,409,833	2,495,090
PF International Value	22,000,443	8,593,944	579,159	1,932,776	52,261	1,057,876	30,350,907	3,600,345
PF Multi-Asset	369,207,902	36,331,084	1,648,993	34,600,075	133,199,494	(107,930,105)	397,857,293	42,415,490
PF Real Estate	13,434,845	11,346,902	158,305	3,164,716	757,552	2,422,712	24,955,600	1,493,453
	$880,500,420	$86,880,553	$9,518,929	$173,256,765	$168,551,356	($150,308,340)	$821,886,153

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Core Income	$335,269	$1,795	$8,591	$331,338	$3,039	($17,356)	$ —	—
Pacific Funds Floating Rate Income	—	1,578,504	1,766	4,809	17	13,121	1,588,599	164,281
Pacific Funds High Income	5,052,527	152,150	240,118	462,121	(6,109)	(236,607)	4,739,958	486,649
PF Managed Bond	4,689,371	52,500	92,537	4,553,901	(347,488)	66,981	—	—
PF Emerging Markets Debt	1,650,123	115,739	80,808	146,332	(8,125)	(87,438)	1,604,775	207,068
PF Growth	35,095,404	182,850	—	7,527,688	5,040,230	(1,943,134)	30,847,662	1,059,329
PF Large-Cap Value	17,076,797	2,013,524	184,579	2,158,636	1,790,173	258,320	19,164,757	1,531,955
PF Small-Cap Growth	13,208,345	2,339,024	—	1,104,322	1,594,710	(3,616,982)	12,420,775	785,131
PF Small-Cap Value	24,418,766	420,437	105,894	3,872,546	2,747,216	(2,246,529)	21,573,238	2,181,318
PF Emerging Markets	23,025,154	634,353	232,201	2,595,544	1,418,721	(6,962,670)	15,752,215	1,568,946
PF International Growth	10,937,470	796,458	129,516	984,129	4,222,586	(4,809,645)	10,292,256	1,564,173
PF International Small-Cap	8,365,153	1,922,504	403,255	748,583	2,021,625	(2,510,298)	9,453,656	1,155,704
PF International Value	4,268,046	7,844,985	112,486	440,006	106,019	140,087	12,031,617	1,427,238
PF Multi-Asset	181,667,492	964,464	824,094	24,134,711	63,465,571	(51,552,604)	171,234,306	18,255,257
PF Real Estate	5,112,178	1,234,103	61,265	1,132,673	289,385	857,235	6,421,493	384,290
	$334,902,095	$20,253,390	$2,477,110	$50,197,339	$82,337,570	($72,647,519)	$317,125,307

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any.
(3)	Net realized gain (loss) includes capital gains distributions received, if any.

As of March 31, 2022, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Ultra Short Income	80.66%
Pacific Funds ESG Core Bond	89.00%
Pacific Funds Small-Cap Value	43.69%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Trust without a sales load or at NAV of Class I or Class D shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2022, such expenses increased by $10,219 for all applicable Funds as a result of the market value appreciation on such accounts. As of March 31, 2022, the total amount in the DCP Liability accounts for all applicable Funds was $149,734.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2022 there were no purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $275,000,000 committed revolving line of credit agreement with a syndicate of banks, which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the overnight rate (the higher of the Federal Funds Effective Rate or the Adjusted SOFR Rate) plus applicable margin of 1.25%. Pacific Funds Floating Rate Income paid an upfront fee of 0.025% and pays a commitment fee equal to 0.20% per annum on the daily unused portion of the committed line. As of March 31, 2022, the actual interest rate on borrowing by the Trust was 1.58%. For the fiscal year ended March 31, 2022 the Trust did not borrow on this line of credit or have any loans outstanding. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2022, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$49,330,205	$51,359,250
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	66,901,082	61,506,280
Pacific Funds Portfolio Optimization Moderate	—	—	286,337,497	211,288,168
Pacific Funds Portfolio Optimization Growth	—	—	263,331,200	173,256,765
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	104,778,087	50,197,339
Pacific Funds Ultra Short Income	—	—	22,369,646	23,411,458
Pacific Funds Short Duration Income	32,138,174	37,928,773	640,876,819	783,622,900
Pacific Funds Core Income	339,755,195	352,726,904	559,475,115	741,760,840
Pacific Funds ESG Core Bond	374,580	474,690	15,805,726	13,027,870
Pacific Funds Strategic Income	—	—	1,136,056,827	515,028,823
Pacific Funds Floating Rate Income	—	—	4,538,314,261	2,531,550,584
Pacific Funds High Income	—	—	62,428,423	69,203,909
Pacific Funds Small/Mid-Cap	—	—	110,903,816	239,991,077
Pacific Funds Small-Cap	—	—	19,765,436	13,702,508
Pacific Funds Small-Cap Value	—	—	8,553,994	7,584,139
PF Inflation Managed	28,497,802	17,763,270	2,551,700	1,646,859
PF Managed Bond	751,746,406	784,318,978	72,825,333	107,387,652
PF Short Duration Bond	38,587,296	40,006,025	31,556,839	49,980,175
PF Emerging Markets Debt	—	—	85,869,708	102,511,434
PF Growth	—	—	18,684,287	58,564,994
PF Large-Cap Value	—	—	16,121,634	48,027,279
PF Small-Cap Growth	—	—	41,608,003	47,043,315
PF Small-Cap Value	—	—	47,819,991	69,059,512
PF Emerging Markets	—	—	53,305,880	73,763,739
PF International Growth	—	—	45,346,209	56,259,044
PF International Small-Cap	—	—	69,700,042	49,497,900
PF International Value	—	—	51,811,771	12,266,110
PF Multi-Asset	70,004,141	133,749,570	428,965,748	325,700,775
PF Real Estate	—	—	37,743,609	10,968,824

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2022, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$1,084,259	$5,035,050	$—	$—	$6,119,309

Total borrowings		$1,084,259	$5,035,050	$—	$—	$6,119,309

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2022, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2022:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$343,471	$11,118,430	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	28,911,564	—	—	—	—
Pacific Funds Portfolio Optimization Moderate	—	—	146,282,178	—	—	—	—
Pacific Funds Portfolio Optimization Growth	—	—	140,124,553	—	—	—	—
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	69,874,021	—	—	—	—
Pacific Funds Ultra Short Income	—	386	—	—	87,232	—	87,232
Pacific Funds Short Duration Income	—	167,562	—	—	1,259,851	—	1,259,851
Pacific Funds Core Income	—	485,429	—	—	5,961,995	—	5,961,995
Pacific Funds ESG Core Bond	(473,460)	2,009	—	—	—	—	—
Pacific Funds Strategic Income	—	—	5,752,429	—	—	—	—
Pacific Funds Floating Rate Income	(116,308,810)	2,520,121	—	—	—	—	—
Pacific Funds High Income	(4,427,093)	55,243	—	—	—	—	—
Pacific Funds Small/Mid-Cap	—	—	29,620,406	72,582	—	—	72,582
Pacific Funds Small-Cap	—	—	—	3,842	280,495	—	284,337
Pacific Funds Small-Cap Value	—	3,875	639,500	—	—	—	—
PF Inflation Managed	(6,436,288)	391,190	—	—	—	—	—
PF Managed Bond	(14,558,761)	3,573,194	—	—	—	—	—
PF Short Duration Bond	(1,085,025)	282,497	—	—	—	—	—
PF Emerging Markets Debt	(8,016,804)	738,294	—	—	—	—	—
PF Growth	—	—	11,061,070	—	—	—	—
PF Large-Cap Value	—	864,096	9,597,733	—	—	—	—
PF Small-Cap Growth	—	—	—	—	1,460,472	—	1,460,472
PF Small-Cap Value	—	249,019	7,154,761	—	—	—	—
PF Emerging Markets	—	2,205,995	—	—	2,831,760	—	2,831,760
PF International Growth	—	—	—	103,633	777,132	—	880,765
PF International Small-Cap	—	160,187	105,428	—	—	—	—
PF International Value	(1,950,287)	167,470	—	—	—	—	—
PF Multi-Asset	—	897,387	14,683,271	—	—	—	—
PF Real Estate	—	79,509	877,806	—	—	—	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2022 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2022:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2022
Fund	Short Term	Long Term
Pacific Funds ESG Core Bond	(254,496)	(218,964)	(473,460)	$—
Pacific Funds Strategic Income	—	—	—	1,500,711
Pacific Funds Floating Rate Income	(24,346,777)	(91,962,033)	(116,308,810)	13,387,542
Pacific Funds High Income	(2,337,046)	(2,090,047)	(4,427,093)	4,356,678
Pacific Funds Small-Cap	—	—	—	108,798
Pacific Funds Small-Cap Value	—	—	—	1,115,440
PF Inflation Managed	—	(6,436,288)	(6,436,288)	598,761
PF Managed Bond	(8,406,464)	(6,152,297)	(14,558,761)	—
PF Short Duration Bond	(407,098)	(677,927)	(1,085,025)	—
PF Emerging Markets Debt	(3,006,178)	(5,010,626)	(8,016,804)	—
PF International Small-Cap	—	—	—	3,509,900
PF International Value	(383,265)	(1,567,022)	(1,950,287)	2,072,439
PF Real Estate	—	—	—	2,901,132

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2022, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$223,456,872	$8,119,242	($5,775,244)	$2,343,998	$—	$2,343,998
Pacific Funds Portfolio Optimization Moderate-Conservative	298,035,089	12,258,574	(9,216,241)	3,042,333	—	3,042,333
Pacific Funds Portfolio Optimization Moderate	937,468,399	67,052,751	(20,662,233)	46,390,518	—	46,390,518
Pacific Funds Portfolio Optimization Growth	777,469,645	67,157,408	(22,740,900)	44,416,508	—	44,416,508
Pacific Funds Portfolio Optimization Aggressive-Growth	305,259,551	27,185,975	(15,320,219)	11,865,756	—	11,865,756
Pacific Funds Ultra Short Income	33,217,606	16,576	(212,738)	(196,162)	1	(196,161)
Pacific Funds Short Duration Income	1,013,546,005	462,483	(23,513,060)	(23,050,577)	—	(23,050,577)
Pacific Funds Core Income	1,008,357,984	3,596,535	(49,263,059)	(45,666,524)	—	(45,666,524)
Pacific Funds ESG Core Bond	27,951,281	15,042	(1,919,011)	(1,903,969)	—	(1,903,969)
Pacific Funds Strategic Income	1,664,496,610	6,271,412	(64,993,543)	(58,722,131)	(1,312)	(58,723,443)
Pacific Funds Floating Rate Income	4,585,187,946	5,532,758	(33,825,261)	(28,292,503)	—	(28,292,503)
Pacific Funds High Income	152,590,466	1,751,051	(6,163,131)	(4,412,080)	(122)	(4,412,202)
Pacific Funds Small/Mid-Cap	161,492,653	65,798,025	(12,367,021)	53,431,004	—	53,431,004
Pacific Funds Small-Cap	18,989,137	4,649,860	(1,598,840)	3,051,020	—	3,051,020
Pacific Funds Small-Cap Value	16,777,031	4,887,432	(1,137,851)	3,749,581	—	3,749,581
PF Inflation Managed	50,385,256	637,315	(1,229,851)	(592,536)	(66,470)	(659,006)
PF Managed Bond	481,590,315	3,720,374	(34,868,216)	(31,147,842)	(151,331)	(31,299,173)
PF Short Duration Bond	76,163,457	40,157	(1,792,591)	(1,752,434)	(28)	(1,752,462)
PF Emerging Markets Debt	44,430,548	722,755	(5,628,033)	(4,905,278)	85,511	(4,819,767)
PF Growth	58,634,696	101,795,043	(1,569,785)	100,225,258	8	100,225,266
PF Large-Cap Value	80,822,023	84,995,269	(1,551,664)	83,443,605	—	83,443,605
PF Small-Cap Growth	55,718,462	5,014,748	(10,931,176)	(5,916,428)	(149)	(5,916,577)
PF Small-Cap Value	74,373,980	24,695,236	(2,199,404)	22,495,832	—	22,495,832
PF Emerging Markets	68,284,821	36,195,158	(16,609,925)	19,585,233	(515,404)	19,069,829
PF International Growth	33,015,482	7,905,444	(5,068,860)	2,836,584	(62,214)	2,774,370
PF International Small-Cap	61,843,891	2,321,924	(5,626,962)	(3,305,038)	(2,781)	(3,307,819)
PF International Value	72,745,790	8,284,917	(5,195,292)	3,089,625	(4,743)	3,084,882
PF Multi-Asset	1,084,775,702	871,653	(18,723,158)	(17,851,505)	37,718,154	19,866,649
PF Real Estate	49,116,596	11,145,436	(1,025,458)	10,119,978	—	10,119,978

(1)

The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, unfunded loan commitments, partnerships, defaulted securities, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

(2)	Other includes net appreciation or depreciation on derivatives, short sales, unfunded loan commitments, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2018.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal year ended March 31, 2022 and the fiscal year or period ended March 31, 2021 were as follows:

	For the Year Ended March 31, 2022			For the Year or Period Ended March 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$5,505,199	$4,099,284	$9,604,483	$6,724,180	$—	$—	$6,724,180
Pacific Funds Portfolio Optimization Moderate-Conservative	7,502,753	14,169,221	21,671,974	8,082,625	135,673	—	8,218,298
Pacific Funds Portfolio Optimization Moderate	25,611,893	62,568,898	88,180,791	23,696,758	8,349,683	—	32,046,441
Pacific Funds Portfolio Optimization Growth	22,040,493	66,517,270	88,557,763	13,724,548	8,271,399	—	21,995,947
Pacific Funds Portfolio Optimization Aggressive-Growth	9,554,507	25,218,335	34,772,842	3,437,004	7,064,241	—	10,501,245
Pacific Funds Ultra Short Income	299,573	48,968	348,541	403,166	9,673	—	412,839
Pacific Funds Short Duration Income	18,664,157	7,553,957	26,218,114	18,720,253	—	—	18,720,253
Pacific Funds Core Income	30,847,639	16,399,705	47,247,344	31,092,260	1,743,297	—	32,835,557
Pacific Funds ESG Core Bond	315,297	—	315,297	68,061	—	—	68,061
Pacific Funds Strategic Income	42,035,248	11,278,290	53,313,538	29,219,412	—	—	29,219,412
Pacific Funds Floating Rate Income	104,455,304	—	104,455,304	57,410,489	—	—	57,410,489
Pacific Funds High Income	7,738,747	—	7,738,747	8,394,548	—	—	8,394,548
Pacific Funds Small/Mid-Cap	—	20,392,724	20,392,724	725,132	216,917	—	942,049
Pacific Funds Small-Cap	—	1,116,905	1,116,905	8,412	—	—	8,412
Pacific Funds Small-Cap Value	20,690	254,619	275,309	102,422	—	—	102,422
PF Inflation Managed	1,116,614	—	1,116,614	411,237	—	—	411,237
PF Managed Bond	11,378,319	—	11,378,319	27,188,022	4,159,022	—	31,347,044
PF Short Duration Bond	1,203,868	—	1,203,868	2,909,983	—	—	2,909,983
PF Emerging Markets Debt	3,023,723	—	3,023,723	2,362,664	—	—	2,362,664
PF Growth	731,645	21,388,699	22,120,344	2,143,783	41,747,879	—	43,891,662
PF Large-Cap Value	3,486,388	15,224,678	18,711,066	5,040,387	20,741,707	—	25,782,094
PF Small-Cap Growth	4,849,740	3,692,221	8,541,961	4,020,897	2,478,883	—	6,499,780
PF Small-Cap Value	9,464,883	3,674,317	13,139,200	325,166	—	—	325,166
PF Emerging Markets	5,906,999	9,468,605	15,375,604	1,260,582	2,437,304	—	3,697,886
PF International Growth	1,677,466	19,174,473	20,851,939	1,265,942	2,992,554	—	4,258,496
PF International Small-Cap	1,760,022	9,454,912	11,214,934	658,806	—	—	658,806
PF International Value	904,797	—	904,797	829,970	—	—	829,970
PF Multi-Asset	35,350,537	338,196,583	373,547,120	14,603,227	39,218,966	—	53,822,193
PF Real Estate	300,499	—	300,499	339,852	—	288,733	628,585
13. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2022, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2022. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, foreign currency transactions, non-deductible expenses, swap income, futures gain/loss, investments in passive foreign investment companies, foreign capital gain tax, redesignation of dividends paid, partnerships, defaulted bonds, short-term capital gains, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$1,834,258	($1,834,258)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	4,036,363	(4,036,363)
Pacific Funds Portfolio Optimization Moderate	—	19,840,202	(19,840,202)
Pacific Funds Portfolio Optimization Growth	—	19,273,694	(19,273,694)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	9,686,645	(9,686,645)
Pacific Funds Ultra Short Income	—	11,315	(11,315)
Pacific Funds Short Duration Income	—	41,126	(41,126)
Pacific Funds Core Income	—	188,058	(188,058)
Pacific Funds ESG Core Bond	(1,039)	21,508	(20,469)
Pacific Funds Strategic Income	(3,665)	(893,949)	897,614
Pacific Funds High Income	(580)	(19,329)	19,909
Pacific Funds Small/Mid-Cap	(904,303)	904,303	—
Pacific Funds Small-Cap	(54,556)	54,020	536
PF Inflation Managed	—	(294,523)	294,523
PF Managed Bond	—	2,987,538	(2,987,538)
PF Short Duration Bond	—	116,295	(116,295)
PF Emerging Markets Debt	—	580,867	(580,867)
PF Growth	—	553,775	(553,775)
PF Large-Cap Value	(240)	70,948	(70,708)
PF Small-Cap Growth	—	267,834	(267,834)
PF Emerging Markets	—	(114,649)	114,649
PF International Growth	—	(152,129)	152,129
PF International Small-Cap	—	423,312	(423,312)
PF International Value	—	83,456	(83,456)
PF Multi-Asset	—	(212,838)	212,838

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year or period ended March 31, 2022 and 2021, were as follows:

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate		Pacific Funds Portfolio Optimization Growth
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class A
Shares sold	1,727,763	3,133,583	1,932,156	2,541,820	4,246,108	4,863,983	3,023,998	3,410,074
Dividends and distribution reinvested	653,655	453,642	1,477,927	563,430	5,106,526	1,922,442	4,799,866	1,265,839
Shares repurchased	(2,926,721)	(3,070,586)	(3,461,292)	(3,753,906)	(8,501,671)	(11,649,669)	(6,081,144)	(8,138,362)
Net increase (decrease)	(545,303)	516,639	(51,209)	(648,656)	850,963	(4,863,244)	1,742,720	(3,462,449)
Beginning shares outstanding	16,705,297	16,188,658	22,640,090	23,288,746	62,564,249	67,427,493	47,942,848	51,405,297
Ending shares outstanding	16,159,994	16,705,297	22,588,881	22,640,090	63,415,212	62,564,249	49,685,568	47,942,848

Class C
Shares sold	777,419	1,037,772	278,420	388,735	868,175	877,176	567,971	935,078
Dividends and distribution reinvested	134,094	102,719	188,405	78,572	690,352	282,566	665,256	176,810
Shares repurchased	(1,494,499)	(1,824,418)	(1,388,722)	(1,784,656)	(3,509,867)	(4,699,621)	(2,505,844)	(3,139,181)
Net increase (decrease)	(582,986)	(683,927)	(921,897)	(1,317,349)	(1,951,340)	(3,539,879)	(1,272,617)	(2,027,293)
Beginning shares outstanding	4,206,449	4,890,376	3,715,925	5,033,274	10,211,635	13,751,514	7,732,160	9,759,453
Ending shares outstanding	3,623,463	4,206,449	2,794,028	3,715,925	8,260,295	10,211,635	6,459,543	7,732,160

Advisor Class
Shares sold	783,771	471,834	184,139	113,706	1,012,681	1,239,561	435,678	437,631
Dividends and distribution reinvested	35,209	24,384	38,411	14,758	209,189	74,211	137,359	35,031
Shares repurchased	(540,578)	(223,359)	(135,437)	(207,949)	(1,434,698)	(877,646)	(490,588)	(541,814)
Net increase (decrease)	278,402	272,859	87,113	(79,485)	(212,828)	436,126	82,449	(69,152)
Beginning shares outstanding	981,074	708,215	486,221	565,706	2,477,677	2,041,551	1,290,843	1,359,995
Ending shares outstanding	1,259,476	981,074	573,334	486,221	2,264,849	2,477,677	1,373,292	1,290,843

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Ultra Short Income		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class A
Shares sold	1,023,571	1,220,158			5,143,674	12,538,919	3,044,283	5,144,767
Dividends and distribution reinvested	1,603,394	526,227			308,300	208,932	505,586	344,789
Shares repurchased	(1,742,144)	(2,913,938)			(7,642,480)	(8,740,026)	(5,653,883)	(4,389,220)
Net increase (decrease)	884,821	(1,167,553)			(2,190,506)	4,007,825	(2,104,014)	1,100,336
Beginning shares outstanding	15,655,832	16,823,385			19,367,776	15,359,951	14,375,022	13,274,686
Ending shares outstanding	16,540,653	15,655,832			17,177,270	19,367,776	12,271,008	14,375,022

Class C
Shares sold	270,787	326,942			596,291	1,549,181	351,597	1,330,698
Dividends and distribution reinvested	225,465	80,577			56,642	36,483	115,515	90,450
Shares repurchased	(816,701)	(1,044,819)			(1,587,149)	(1,584,825)	(1,863,670)	(2,102,879)
Net increase (decrease)	(320,449)	(637,300)			(934,216)	839	(1,396,558)	(681,731)
Beginning shares outstanding	2,583,065	3,220,365			4,869,674	4,868,835	4,827,808	5,509,539
Ending shares outstanding	2,262,616	2,583,065			3,935,458	4,869,674	3,431,250	4,827,808

Class I
Shares sold			—	4,629	6,578,649	6,460,253	4,905,410	5,549,240
Dividends and distribution reinvested			13,951	17,722	358,444	202,068	469,321	210,691
Shares repurchased			—	(4,629)	(3,507,928)	(3,822,396)	(3,647,590)	(1,812,081)
Net increase (decrease)			13,951	17,722	3,429,165	2,839,925	1,727,141	3,947,850
Beginning shares outstanding			1,289,781	1,272,059	13,445,378	10,605,453	9,638,945	5,691,095
Ending shares outstanding			1,303,732	1,289,781	16,874,543	13,445,378	11,366,086	9,638,945

Class P
Shares sold							55,717	1,610,458
Dividends and distribution reinvested							172,598	103,281
Shares repurchased							(998,593)	(597,648)
Net increase (decrease)							(770,278)	1,116,091
Beginning shares outstanding							4,108,306	2,992,215
Ending shares outstanding							3,338,028	4,108,306

Advisor Class
Shares sold	171,829	310,473	229,994	782,702	37,752,164	52,415,830	22,391,446	40,390,540
Dividends and distribution reinvested	84,937	28,627	20,786	23,368	1,675,096	1,267,116	2,218,471	1,599,233
Shares repurchased	(431,442)	(340,662)	(206,814)	(260,164)	(51,719,966)	(51,530,741)	(36,175,271)	(34,461,869)
Net increase (decrease)	(174,676)	(1,562)	43,966	545,906	(12,292,706)	2,152,205	(11,565,354)	7,527,904
Beginning shares outstanding	838,403	839,965	1,831,281	1,285,375	73,578,500	71,426,295	71,491,427	63,963,523
Ending shares outstanding	663,727	838,403	1,875,247	1,831,281	61,285,794	73,578,500	59,926,073	71,491,427

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds ESG Core Bond (1)		Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income
	Year Ended 3/31/2022	Period Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class A
Shares sold			6,683,029	4,708,081	17,247,416	5,667,393	258,391	151,557
Dividends and distribution reinvested			356,863	224,381	803,790	609,991	32,710	41,931
Shares repurchased			(3,847,686)	(3,204,856)	(6,490,346)	(7,221,698)	(323,539)	(294,916)
Net increase (decrease)			3,192,206	1,727,606	11,560,860	(944,314)	(32,438)	(101,428)
Beginning shares outstanding			9,087,158	7,359,552	17,524,229	18,468,543	724,579	826,007
Ending shares outstanding			12,279,364	9,087,158	29,085,089	17,524,229	692,141	724,579

Class C
Shares sold			2,477,374	1,586,601	4,464,380	1,374,643	17,417	48,266
Dividends and distribution reinvested			183,921	154,416	267,346	277,085	5,927	8,000
Shares repurchased			(1,762,792)	(1,973,263)	(2,469,159)	(4,296,787)	(79,580)	(98,459)
Net increase (decrease)			898,503	(232,246)	2,262,567	(2,645,059)	(56,236)	(42,193)
Beginning shares outstanding			6,280,514	6,512,760	9,059,366	11,704,425	187,494	229,687
Ending shares outstanding			7,179,017	6,280,514	11,321,933	9,059,366	131,258	187,494

Class I
Shares sold	493,360	1,250,000	13,380,914	1,411,194	117,488,947	69,364,697	2,872	213
Dividends and distribution reinvested	18,076	3,452	132,388	56,057	3,884,909	1,988,250	382	342
Shares repurchased	(179,907)	—	(1,654,682)	(1,979,140)	(35,894,397)	(13,784,531)	(500)	(750)
Net increase (decrease)	331,529	1,253,452	11,858,620	(511,889)	85,479,459	57,568,416	2,754	(195)
Beginning shares outstanding	1,253,452	—	1,209,305	1,721,194	104,685,465	47,117,049	6,034	6,229
Ending shares outstanding	1,584,981	1,253,452	13,067,925	1,209,305	190,164,924	104,685,465	8,788	6,034

Class P
Shares sold					4,583,286	548,182	263,399	3,481,800
Dividends and distribution reinvested					42,391	29,097	679,012	780,464
Shares repurchased					(121,039)	(491,671)	(1,462,828)	(3,913,655)
Net increase (decrease)					4,504,638	85,608	(520,417)	348,609
Beginning shares outstanding					982,341	896,733	14,292,789	13,944,180
Ending shares outstanding					5,486,979	982,341	13,772,372	14,292,789

Advisor Class
Shares sold	—	1,250,000	78,013,830	40,314,864	148,542,651	46,214,284	1,758,421	594,851
Dividends and distribution reinvested	14,440	3,452	3,313,444	1,746,869	4,064,989	2,179,452	38,787	23,028
Shares repurchased	—	—	(39,939,340)	(20,380,801)	(42,420,594)	(32,313,805)	(1,494,129)	(617,976)
Net increase (decrease)	14,440	1,253,452	41,387,934	21,680,932	110,187,046	16,079,931	303,079	(97)
Beginning shares outstanding	1,253,452	—	72,228,102	50,547,170	73,425,748	57,345,817	379,993	380,090
Ending shares outstanding	1,267,892	1,253,452	113,616,036	72,228,102	183,612,794	73,425,748	683,072	379,993

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small/Mid-Cap		Pacific Funds Small Cap		Pacific Funds Small-Cap Value
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class A
Shares sold	149,461	747,499	12,435	89,846	75,109	369,226
Dividends and distribution reinvested	77,769	—	6,382	—	3,072	902
Shares repurchased	(311,842)	(942,569)	(53,782)	(314,203)	(24,792)	(345,212)
Net increase (decrease)	(84,612)	(195,070)	(34,965)	(224,357)	53,389	24,916
Beginning shares outstanding	1,315,951	1,511,021	166,037	390,394	191,296	166,380
Ending shares outstanding	1,231,339	1,315,951	131,072	166,037	244,685	191,296

Class C
Shares sold	37,723	68,397	12,588	15,659	11,307	29,831
Dividends and distribution reinvested	39,561	—	2,429	—	913	—
Shares repurchased	(115,367)	(419,774)	(11,292)	(29,175)	(18,984)	(65,736)
Net increase (decrease)	(38,083)	(351,377)	3,725	(13,516)	(6,764)	(35,905)
Beginning shares outstanding	653,074	1,004,451	50,702	64,218	70,828	106,733
Ending shares outstanding	614,991	653,074	54,427	50,702	64,064	70,828

Advisor Class
Shares sold	2,063,190	2,175,547	829,811	90,017	151,001	283,768
Dividends and distribution reinvested	1,048,226	60,783	58,948	597	17,396	8,962
Shares repurchased	(9,465,424)	(6,795,051)	(416,173)	(299,163)	(92,776)	(728,169)
Net increase (decrease)	(6,354,008)	(4,558,721)	472,586	(208,549)	75,621	(435,439)
Beginning shares outstanding	17,809,772	22,368,493	698,432	906,981	1,182,596	1,618,035
Ending shares outstanding	11,455,764	17,809,772	1,171,018	698,432	1,258,217	1,182,596

Class R6
Shares sold	145,838	34,595	128,279	45,127	132,275	21,769
Dividends and distribution reinvested	—	407	—	—	182	919
Shares repurchased	(175,100)	(447,202)	(128,275)	(19,841)	(126,486)	(297,583)
Net increase (decrease)	(29,262)	(412,200)	4	25,286	5,971	(274,895)
Beginning shares outstanding	88,482	500,682	116,988	91,702	100,413	375,308
Ending shares outstanding	59,220	88,482	116,992	116,988	106,384	100,413

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class P
Shares sold	1,501,983	1,271,440	709,388	20,021,861	279,189	4,812,822	171,086	2,025,141
Dividends and distributions reinvested	109,903	41,165	1,040,419	2,749,801	120,628	287,548	382,266	266,366
Shares repurchased	(482,370)	(271,733)	(11,496,806)	(6,309,554)	(2,547,877)	(7,996,773)	(2,465,211)	(7,051,807)
Net increase (decrease)	1,129,516	1,040,872	(9,746,999)	16,462,108	(2,148,060)	(2,896,403)	(1,911,859)	(4,760,300)
Beginning shares outstanding	3,336,907	2,296,035	51,545,117	35,083,009	9,617,341	12,513,744	7,447,478	12,207,778
Ending shares outstanding	4,466,423	3,336,907	41,798,118	51,545,117	7,469,281	9,617,341	5,535,619	7,447,478

	PF Growth Fund		PF Large-Cap Value Fund		PF Small-Cap Growth Fund		PF Small-Cap Value Fund
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class P
Shares sold	615,016	784,320	972,331	2,126,138	376,505	1,762,560	143,063	8,309,666
Dividends and distributions reinvested	660,506	1,470,408	1,486,633	2,277,895	439,628	325,430	1,254,846	38,076
Shares repurchased	(1,694,987)	(2,425,191)	(3,273,280)	(7,066,086)	(587,947)	(403,782)	(2,345,664)	(2,971,600)
Net increase (decrease)	(419,465)	(170,463)	(814,316)	(2,662,053)	228,186	1,684,208	(947,755)	5,376,142
Beginning shares outstanding	5,866,401	6,036,864	13,934,603	16,596,656	2,930,760	1,246,552	10,790,288	5,414,146
Ending shares outstanding	5,446,936	5,866,401	13,120,287	13,934,603	3,158,946	2,930,760	9,842,533	10,790,288

	PF Emerging Markets Fund		PF International Growth Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class P
Shares sold	287,086	827,146	282,079	586,239	3,168,959	279,914	5,113,482	957,474
Dividends and distributions reinvested	1,247,379	259,396	2,719,026	380,281	1,222,568	60,888	107,458	115,434
Shares repurchased	(2,312,955)	(1,516,917)	(1,749,041)	(1,348,665)	(367,681)	(1,036,493)	(393,220)	(3,606,692)
Net increase (decrease)	(778,490)	(430,375)	1,252,064	(382,145)	4,023,846	(695,691)	4,827,720	(2,533,784)
Beginning shares outstanding	9,530,502	9,960,877	4,240,566	4,622,711	3,171,697	3,867,388	4,274,956	6,808,740
Ending shares outstanding	8,752,012	9,530,502	5,492,630	4,240,566	7,195,543	3,171,697	9,102,676	4,274,956

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

Class P
Shares sold	4,278,246	3,237,575	2,044,575	156,815
Dividends and distributions reinvested	37,238,664	4,453,540	17,122	50,287
Shares repurchased	(14,438,738)	(29,897,442)	(399,808)	(2,541,409)
Net increase (decrease)	27,078,172	(22,206,327)	1,661,889	(2,334,307)
Beginning shares outstanding	85,341,355	107,547,682	1,892,308	4,226,615
Ending shares outstanding	112,419,527	85,341,355	3,554,197	1,892,308

(1)	See footnote (1) in Financial Highlights from pages C-20 through C-28 for the commencement date of operations of each share class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Funds Series Trust (the “Trust”) comprising the Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Ultra Short Income, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific Funds SM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM High Income, Pacific FundsSM ESG Core Bond, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Small-Cap Growth Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Growth Fund (formerly named PF International Large-Cap Fund), PF International Small-Cap Fund, PF International Value Fund, PF Multi-Asset Fund, and PF Real Estate Fund (the “Funds”), including the schedules of investments, as of March 31, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended for the PF Inflation Managed Fund, and the financial highlights for each of the five years in the period then ended for the Funds, except Pacific FundsSM Ultra Short Income, Pacific FundsSM ESG Core Bond, and PF Multi-Asset Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Pacific FundsSM Ultra Short Income, Pacific FundsSM ESG Core Bond, and PF Multi-Asset Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Trust as of March 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), the cash flows for the PF Inflation Managed Fund for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacific FundsSM Ultra Short Income	For the year ended March 31, 2022.	For the years ended March 31, 2022 and 2021.	For the years ended March 31, 2022 and 2021 and for the period from June 28, 2019 (commencement of operations) through March 31, 2020.
Pacific FundsSM ESG Core Bond	For the year ended March 31, 2022.	For the year ended March 31, 2022 and the period December 14, 2020 (commencement of operations) through March 31, 2021.	For the year ended March 31, 2022 and the period December 14, 2020 (commencement of operations) through March 31, 2021.
PF Multi-Asset Fund	For the year ended March 31, 2022.	For the years ended March 31, 2022 and 2021.	For the years ended March 31, 2022, 2021, 2020, 2019 and the period from January 31, 2018 (commencement of operations) through March 31, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

May 24, 2022

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the fiscal year ended March 31, 2022 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	1.33%
Pacific Funds Portfolio Optimization Moderate-Conservative	4.63%
Pacific Funds Portfolio Optimization Moderate	6.90%
Pacific Funds Portfolio Optimization Growth	8.61%
Pacific Funds Portfolio Optimization Aggressive-Growth	12.50%
Pacific Funds Small-Cap Value	100.00%
PF Growth	100.00%
PF Large-Cap Value	100.00%
PF Small-Cap Growth	4.43%
PF Small-Cap Value	15.94%
PF Emerging Markets	2.55%
PF Real Estate	5.68%

For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	1.31%
Pacific Funds Portfolio Optimization Moderate-Conservative	7.08%
Pacific Funds Portfolio Optimization Moderate	10.41%
Pacific Funds Portfolio Optimization Growth	16.99%
Pacific Funds Portfolio Optimization Aggressive-Growth	25.84%
Pacific Funds Small-Cap Value	100.00%
PF Growth	100.00%
PF Large-Cap Value	100.00%
PF Small-Cap Growth	7.37%
PF Small-Cap Value	15.30%
PF Emerging Markets	100.00%
PF International Growth	100.00%
PF International Small-Cap	100.00%
PF International Value	100.00%
PF Real Estate	3.26%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2023. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the fiscal year ended March 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$12,751,809
Pacific Funds Portfolio Optimization Moderate-Conservative	31,977,987
Pacific Funds Portfolio Optimization Moderate	157,937,325
Pacific Funds Portfolio Optimization Growth	150,556,026
Pacific Funds Portfolio Optimization Aggressive-Growth	73,732,905
Pacific Funds Ultra Short Income	48,968
Pacific Funds Short Duration Income	7,553,957
Pacific Funds Core Income	16,399,705
Pacific Funds Strategic Income	17,030,719
Pacific Funds Small/Mid-Cap	49,338,810
Pacific Funds Small-Cap	1,116,905
Pacific Funds Small-Cap Value	894,119
PF Growth	21,388,699
PF Large-Cap Value	15,224,678
PF Small-Cap Growth	3,692,221
PF Small-Cap Value	10,829,078
PF Emerging Markets	9,468,605
PF International Growth	19,174,473
PF International Small-Cap	9,560,340
PF Multi-Asset	338,196,583
PF Real Estate	877,806

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2021 to March 31, 2022.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/22” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/21-03/31/22” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2021 to March 31, 2022.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/21-03/31/22”.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/21	Ending Account Value at 03/31/22	Annualized Expense Ratio	Expenses Paid During the Period 10/01/21 - 03/31/22 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return

Class A	$1,000.00	$949.70	0.60%	$2.92

Class C	1,000.00	946.10	1.35%	6.55

Advisor Class	1,000.00	951.80	0.35%	1.70

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return

Class A	$1,000.00	$953.60	0.60%	$2.92

Class C	1,000.00	950.30	1.35%	6.56

Advisor Class	1,000.00	954.90	0.35%	1.71

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return

Class A	$1,000.00	$961.60	0.60%	$2.93

Class C	1,000.00	957.70	1.35%	6.59

Advisor Class	1,000.00	962.30	0.35%	1.71

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return

Class A	$1,000.00	$966.70	0.60%	$2.94

Class C	1,000.00	963.30	1.35%	6.61

Advisor Class	1,000.00	968.10	0.35%	1.72

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return

Class A	$1,000.00	$966.00	0.60%	$2.94

Class C	1,000.00	962.40	1.35%	6.60

Advisor Class	1,000.00	966.90	0.35%	1.72

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Ultra Short Income
Actual Fund Return

Class I	$1,000.00	$991.40	0.32%	$1.59

Advisor Class	1,000.00	991.40	0.32%	1.59

Hypothetical

Class I	$1,000.00	$1,023.34	0.32%	$1.61

Advisor Class	1,000.00	1,023.34	0.32%	1.61

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/21	Ending Account Value at 03/31/22	Annualized Expense Ratio	Expenses Paid During the Period 10/01/21 - 03/31/22 (1)
Pacific Funds Short Duration Income
Actual Fund Return

Class A	$1,000.00	$974.00	0.75%	$3.69

Class C	1,000.00	970.30	1.50%	7.37

Class I	1,000.00	975.40	0.47%	2.31

Advisor Class	1,000.00	975.30	0.50%	2.46

Hypothetical

Class A	$1,000.00	$1,021.19	0.75%	$3.78

Class C	1,000.00	1,017.45	1.50%	7.54

Class I	1,000.00	1,022.59	0.47%	2.37

Advisor Class	1,000.00	1,022.44	0.50%	2.52
Pacific Funds Core Income
Actual Fund Return

Class A	$1,000.00	$947.50	0.85%	$4.13

Class C	1,000.00	943.80	1.60%	7.75

Class I	1,000.00	948.90	0.55%	2.67

Class P	1,000.00	948.20	0.55%	2.67

Advisor Class	1,000.00	948.10	0.55%	2.67

Hypothetical

Class A	$1,000.00	$1,020.69	0.85%	$4.28

Class C	1,000.00	1,016.95	1.60%	8.05

Class I	1,000.00	1,022.19	0.55%	2.77

Class P	1,000.00	1,022.19	0.55%	2.77

Advisor Class	1,000.00	1,022.19	0.55%	2.77
Pacific Funds ESG Core Bond
Actual Fund Return

Class I	$1,000.00	$938.60	0.48%	$2.32

Advisor Class	1,000.00	938.50	0.48%	2.32

Hypothetical

Class I	$1,000.00	$1,022.54	0.48%	$2.42

Advisor Class	1,000.00	1,022.54	0.48%	2.42
Pacific Funds Strategic Income
Actual Fund Return

Class A	$1,000.00	$960.50	0.94%	$4.59

Class C	1,000.00	957.10	1.64%	8.00

Class I	1,000.00	961.70	0.64%	3.13

Advisor Class	1,000.00	962.60	0.69%	3.38

Hypothetical

Class A	$1,000.00	$1,020.24	0.94%	$4.73

Class C	1,000.00	1,016.75	1.64%	8.25

Class I	1,000.00	1,021.74	0.64%	3.23

Advisor Class	1,000.00	1,021.49	0.69%	3.48
Pacific Funds Floating Rate Income
Actual Fund Return

Class A	$1,000.00	$1,005.10	0.99%	$4.95

Class C	1,000.00	1,001.60	1.69%	8.43

Class I	1,000.00	1,007.60	0.69%	3.45

Class P	1,000.00	1,007.60	0.69%	3.45

Advisor Class	1,000.00	1,007.50	0.74%	3.70

Hypothetical

Class A	$1,000.00	$1,020.00	0.99%	$4.99

Class C	1,000.00	1,016.50	1.69%	8.50

Class I	1,000.00	1,021.49	0.69%	3.48

Class P	1,000.00	1,021.49	0.69%	3.48

Advisor Class	1,000.00	1,021.24	0.74%	3.73

	Beginning Account Value at 10/01/21	Ending Account Value at 03/31/22	Annualized Expense Ratio	Expenses Paid During the Period 10/01/21 - 03/31/22 (1)
Pacific Funds High Income
Actual Fund Return

Class A	$1,000.00	$964.60	0.95%	$4.65

Class C	1,000.00	960.20	1.65%	8.06

Class I	1,000.00	965.60	0.68%	3.33

Class P	1,000.00	965.60	0.68%	3.33

Advisor Class	1,000.00	965.90	0.70%	3.43

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.70	1.65%	8.30

Class I	1,000.00	1,021.54	0.68%	3.43

Class P	1,000.00	1,021.54	0.68%	3.43

Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Small/Mid-Cap
Actual Fund Return

Class A	$1,000.00	$964.10	1.20%	$5.88

Class C	1,000.00	960.70	1.95%	9.53

Advisor Class	1,000.00	966.10	0.95%	4.66

Class R6	1,000.00	966.20	0.85%	4.17

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28
Pacific Funds Small-Cap
Actual Fund Return

Class A	$1,000.00	$970.50	1.20%	$5.90

Class C	1,000.00	966.80	1.95%	9.56

Advisor Class	1,000.00	971.10	0.95%	4.67

Class R6	1,000.00	971.90	0.85%	4.18

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28
Pacific Funds Small-Cap Value
Actual Fund Return

Class A	$1,000.00	$1,038.20	1.20%	$6.10

Class C	1,000.00	1,034.80	1.95%	9.89

Advisor Class	1,000.00	1,039.90	0.95%	4.83

Class R6	1,000.00	1,040.60	0.85%	4.32

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28
PF Inflation Managed Fund
Actual Fund Return

Class P	$1,000.00	$991.60	0.57%	$2.83

Hypothetical

Class P	$1,000.00	$1,022.09	0.57%	$2.87

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/21	Ending Account Value at 03/31/22	Annualized Expense Ratio	Expenses Paid During the Period 10/01/21 - 03/31/22 (1)
PF Managed Bond Fund
Actual Fund Return

Class P	$1,000.00	$925.30	0.54%	$2.59

Hypothetical

Class P	$1,000.00	$1,022.24	0.54%	$2.72
PF Short Duration Bond Fund
Actual Fund Return

Class P	$1,000.00	$968.00	0.55%	$2.70

Hypothetical

Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return

Class P	$1,000.00	$954.20	0.89%	$4.34

Hypothetical

Class P	$1,000.00	$1,020.49	0.89%	$4.48
PF Growth Fund
Actual Fund Return

Class P	$1,000.00	$946.90	0.70%	$3.40

Hypothetical

Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$1,062.90	0.80%	$4.11

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Small-Cap Growth Fund
Actual Fund Return

Class P	$1,000.00	$792.60	0.75%	$3.35

Hypothetical

Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Small-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$995.80	0.90%	$4.48

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Emerging Markets Fund
Actual Fund Return

Class P	$1,000.00	$811.10	0.95%	$4.29

Hypothetical

Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Growth Fund
Actual Fund Return

Class P	$1,000.00	$896.10	0.97%	$4.59

Hypothetical

Class P	$1,000.00	$1,020.09	0.97%	$4.89
PF International Small-Cap Fund
Actual Fund Return

Class P	$1,000.00	$931.40	1.09%	$5.25

Hypothetical

Class P	$1,000.00	$1,019.50	1.09%	$5.49

	Beginning Account Value at 10/01/21	Ending Account Value at 03/31/22	Annualized Expense Ratio	Expenses Paid During the Period 10/01/21 - 03/31/22 (1)
PF International Value Fund
Actual Fund Return

Class P	$1,000.00	$1,013.00	0.80%	$4.01

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Multi-Asset Fund
Actual Fund Return

Class P	$1,000.00	$994.70	0.51%	$2.54

Hypothetical

Class P	$1,000.00	$1,022.39	0.51%	$2.57
PF Real Estate Fund
Actual Fund Return

Class P	$1,000.00	$1,089.10	0.90%	$4.69

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of the Funds in which they invest (see Note 1 in Notes to Financial Statements).

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2022. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05 and Chairman of the Board since 04/01/22	Trustee (1/05 to present) and Chairman of the Board (4/22 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	84

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	84

Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Member of the Board of Advisors of Market Insight Out (11/20 to present); Director of CrowdOptic (8/21 to present); Consultant (3/19 to 6/19) to the Trust; Member of the Board of Advisors of Market Insight Out (11/20 to present) Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	84

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP; Adjunct Professor of Accounting, SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	84

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	84

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18, President and Trustee since 4/01/22	Chief Operating Officer (1/17 to present) and Executive Vice President (4/12 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Director (1/16 to present) of Pacific Life; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present), President (4/22 to present) and Trustee (4/22 to present) of Pacific Select Fund.	84

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	84

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	84

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Select Fund.	84

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	84

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; and Vice President (12/11 to present) and Assistant Secretary (4/05 to present) of Pacific Select Fund.	84

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) of Pacific Select Fund.	84

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	84

Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	84

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	84

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Select Fund.	84

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Benjamin D. Wiesenfeld Year of birth 1977	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs; Assistant Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to present) of Pacific Select Fund.	84

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of April 1, 2022, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds (29 funds).

PACIFIC FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Trust has a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated the Liquidity Oversight Committee (the “Committee”) of Pacific Life Fund Advisors LLC (the “Investment Adviser”) as the administrator of the Program. Personnel of the Investment Adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Committee.

Under the Program, the Committee manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the Program for the period January 1, 2021 through December 31, 2021. The report included, among other information, each Fund’s (i) investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed market conditions; (ii) short-term and long- term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (iii) holdings of cash and cash equivalents, as well as relevant borrowing arrangements.

The report indicated periods of volatility across various markets, though no significant liquidity events impacting any Fund were noted in the report. In addition, the Committee provided its assessment that the Program had been effective in managing each Fund’s liquidity risk.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Asset Allocation Funds”), as well as a portion of the PF Multi-Asset Fund (together with the Asset Allocation Funds, the “Directly Managed Funds”). For the collateral portion of the PF Multi-Asset Fund and all other Funds, PLFA has retained affiliated or unaffiliated firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 15, 2021.1 Although the 1940 Act requires that continuances of the Agreements be approved by the in-person vote of a majority of the Independent Trustees, the December 15, 2021 meeting, which was attended by all of the Trustees, was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The December 15, 2021 meeting was held in reliance on an order issued by the Securities and Exchange Commission that provides registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received virtual presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA, in addition to directly managing certain portfolios, provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by

[1]

At the December 15th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Emerging Markets Debt Fund, PF International Growth Fund and PF International Small-Cap Fund as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated under an administration agreement for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in so as to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Asset Allocation Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research and performance monitoring processes and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that previously PLFA had engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PF Multi-Asset Fund, the Trustees also considered PLFA’s trading-related and valuation responsibilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement under an administration agreement and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the current COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. Additionally, the Trustees noted that PLFA has worked with them to customize reporting for Funds depending on their investment strategy to include the most relevant data. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving in-person meetings and virtual or on-site visits (to the extent consistent with public safety and travel restrictions due to the COVID-19 pandemic), video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available or is determined to be unreliable, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Asset Allocation Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated under the administration agreement for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its investment objective, investment strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant, with input from PLFA, using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2021, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks

Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

PF Growth Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five- and ten-year periods.

Pacific Funds Small/Mid-Cap

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor it for improved performance.

Pacific Funds Small-Cap

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-and five-year periods and in the fifth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PF Small-Cap Growth Fund

The Fund underperformed its Selected Performance Peer Group median for the one-and ten-year periods and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three-year period, the first quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since June 2020.

PF Small-Cap Value Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one- and three-year periods, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Pacific Funds Small-Cap Value

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the third quintile of its Peer Group for the one-year period and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PF Emerging Markets Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Emerging Markets Debt Fund

The Fund outperformed its Selected Performance Peer Group for the one-year period and underperformed for the three- and five-year periods and ranked in the second quintile of its Peer Group for the one-year period and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective October 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF International Growth Fund (formerly named PF International Large-Cap Fund)

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in third quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective October 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF International Small-Cap Fund

The Fund outperformed the Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period and ranked in the third quintile of its Peer Group for the one- and five-year periods and in the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective November 2021 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF International Value Fund

The Fund outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three- and ten-year periods and ranked in the first quintile of its Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will continue to monitor it for improved performance.

PF Multi-Asset Fund

The Fund outperformed its Selected Performance Peer Group median for the one-year period and performed in line for the three-year period ranked in the second quintile of its Peer Group for the one-year period and the third quintile for the three-year period.

PF Real Estate Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-, five- and ten-year periods and in the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Core Income

The Fund outperformed its Selected Performance Peer Group median for the one-, five-, and ten-year periods and performed in line for the three-year period and ranked in the third quintile of its Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods.

Pacific Funds ESG Core Bond

The Fund commenced investment operations in December 2020. The Board considered that it has not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Floating Rate Income

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor the Fund for improved performance.

Pacific Funds High Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and ranked in the second quintile of its Peer Group for the one-and five-year periods and in the third quintile for the three-year period.

PF Inflation Managed Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Managed Bond Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor the Fund for improved performance.

PF Short Duration Bond Fund

The Fund performed in line with its Selected Performance Peer Group median for the one- and five-year periods, outperformed for the five-year period and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one- and five-year periods, the second quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period and ranked in the third quintile of its Peer Group for the one- and three-year periods and the second quintile for the five-year period.

Pacific Funds Strategic Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods.

Pacific Funds Ultra Short Income

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the first quintile of its Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the first quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Conservative

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period and ranked in the third quintile of its Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the second quintile for the five-year period.

Pacific Funds Portfolio Optimization Growth

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-, three- and five-year periods and in the third quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

Pacific Funds Portfolio Optimization Moderate

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one- and five-year periods, the second quintile for the three-year period and the fourth quintile for the ten-year period.

*****

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Asset Allocation Funds, the Selected Expense Peer Group information is used to review the Funds’ expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) for these funds with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Asset Allocation Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

PF International Growth Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Multi-Asset Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

PF ESG Core Bond

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.0075% of its advisory fee.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are higher than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Ultra Short Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

*****

During their review, the Trustees considered that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that each Sub-Advised Funds’ fee rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be highly competitive with peers to attract assets at the Fund’s inception. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees were determined to be appropriate so as to share economies of scale or other cost savings that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant additional sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable, and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment management organizations or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

each Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement but indicated that the Board based its determination on the total mix of information available to it.

III. Other Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Sub-Advisory Agreement with respect to the PF Emerging Markets Debt Fund, the Sub-Advisory Agreement with respect to the PF International Growth Fund and the PF International Small-Cap Fund, as discussed below.

PF Emerging Markets Debt Fund

At a meeting held on June 16, 2021, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about October 29, 2021, a new sub-advisory agreement with Principal Global Investors, LLC (“Principal”), with respect to the PF Emerging Markets Debt Fund (the “Principal Sub-Advisory Agreement”) and appointed Principal as the new sub-adviser for the Fund, replacing Ashmore Investment Management Limited.

In evaluating the Principal Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Principal as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Principal. In this regard, the Trustees considered various materials relating to Principal, including copies of the proposed Principal Sub-Advisory Agreement; copies of Principal’s Form ADV; financial information; a written presentation from Principal; a comprehensive report including an assessment by PLFA; responses from Principal to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on June 16, 2021 from management and investment personnel from Principal where all attendees could hear each other clearly.

The Trustees considered that under the Principal Sub-Advisory Agreement, Principal would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of Principal, including the background and experience of Principal’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved Principal’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of Principal’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to Principal and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by Principal.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by Principal under the Principal Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an emerging markets debt strategy and PLFA’s identification of Principal to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by Principal for the Fund and Principal’s experience managing emerging markets debt strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Principal Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a composite managed by the same Principal portfolio management team that would manage the Fund using similar investment strategies (the “Principal Comparable Performance”). The Trustees considered that this information included a comparison of the Principal Comparable Performance against a pertinent benchmark for the one-, three- and five-year and since inception periods as of March 31, 2021.

The Trustees considered additional information about the historical performance of a proprietary mutual fund managed by the same Principal portfolio management team that would manage the Fund using similar investment strategies. The Trustees considered that this information included a comparison of the fund’s performance against a pertinent benchmark and an applicable peer group for the year-to-date, one- and three-year and since inception periods as of March 2021, as well as performance for each of the past four calendar years. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the fund during certain periods.

The Board determined that Principal’s performance record with respect to a similarly managed mutual fund and composite was acceptable.

C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of Principal with regard to other funds and accounts with substantially similar investment strategies as the Fund. The Trustees also considered that the advisory fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels, resulting in an increase

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

in the retention by PLFA of its advisory fee. The Trustees considered that PLFA would agree to implement a fee waiver in order to share these benefits with shareholders and that as a result of these waivers, the total net advisory fee paid by shareholders would be reduced. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by Principal for the other similarly managed funds and accounts, the Trustees noted that for certain funds and accounts, there were differences in: (i) the nature of the Fund and those other funds and/or accounts, (ii) the services provided to each, (iii) the client’s overall relationship with Principal, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Principal, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase, and would likely decrease, as a result of this sub-adviser change.

The Board concluded that the compensation payable under the Principal Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to Principal of sub-advising the Fund and the projected profitability of the Principal Sub-Advisory Agreement to Principal, to the extent practicable based on the information provided by Principal. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and Principal with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the Principal Sub-Advisory Agreement to Principal is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for Principal at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of Principal and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the Principal Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and Principal concerning other benefits that may be received by Principal and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with Principal and the anticipated use of soft-dollars by Principal. In this regard, the Trustees noted that Principal represented that it does not anticipate using an affiliated broker-dealer and does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by Principal from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the Principal Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the Principal Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PF International Growth Fund

At a meeting held on June 16, 2021, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about October 29, 2021, a new sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge”), with respect to the PF International Growth Fund (the “ClearBridge Sub-Advisory Agreement”) and appointed ClearBridge as the new sub-adviser for the Fund, replacing MFS Investment Management.

In evaluating the ClearBridge Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining ClearBridge as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by ClearBridge. In this regard, the Trustees considered various materials relating to ClearBridge, including copies of the proposed ClearBridge Sub-Advisory Agreement; copies of ClearBridge’s Form ADV; financial information; a written presentation from ClearBridge; a comprehensive report including an assessment by PLFA; responses from ClearBridge to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on June 16, 2021 from management and investment personnel from ClearBridge where all attendees could hear each other clearly.

The Trustees considered that under the ClearBridge Sub-Advisory Agreement, ClearBridge would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of ClearBridge, including the background and experience of ClearBridge’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

In addition, the Trustees considered that they had previously reviewed and approved ClearBridge’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of ClearBridge’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to ClearBridge and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by ClearBridge.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by ClearBridge under the ClearBridge Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an international growth strategy and PLFA’s identification of ClearBridge to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by ClearBridge for the Fund and ClearBridge’s experience managing international growth strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the ClearBridge Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a proprietary mutual fund and other accounts managed by the same ClearBridge portfolio management team that would manage the Fund using similar investment strategies (the “ClearBridge Comparable Performance”). The Trustees considered that this information included a comparison of the ClearBridge Comparable Performance against a pertinent benchmark for the one-, three- and five-year and since inception periods, as applicable, as of March 31, 2021.

The Trustees considered additional information about the historical performance of a proprietary mutual fund managed by the same ClearBridge portfolio management team that would manage the Fund using similar investment strategies. The Trustees considered that this information included a comparison of the fund’s performance against a pertinent benchmark and an applicable peer group for the year-to-date, one-, three- and five-year and since inception periods as of March 2021, as well as performance for each of the past eight calendar years. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the fund during certain periods.

The Board determined that ClearBridge’s performance record with respect to a similarly managed mutual fund and other accounts was acceptable.

C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of ClearBridge with regard to other funds and accounts with substantially similar investment strategies as the Fund. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by ClearBridge for the other similarly managed funds and accounts, the Trustees noted that for certain funds and accounts, there were differences in: (i) the nature of the Fund and those other funds and/or accounts, (ii) the services provided to each, (iii) the client’s overall relationship with ClearBridge, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and ClearBridge, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase, and would likely decrease, as a result of this sub-adviser change.

The Board concluded that the compensation payable under the ClearBridge Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to ClearBridge of sub-advising the Fund and the projected profitability of the ClearBridge Sub-Advisory Agreement to ClearBridge, to the extent practicable based on the information provided by ClearBridge. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and ClearBridge with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the ClearBridge Sub-Advisory Agreement to ClearBridge is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for ClearBridge at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of ClearBridge and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the ClearBridge Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and ClearBridge concerning other benefits that may be received by ClearBridge and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with ClearBridge and the anticipated use of soft-dollars by ClearBridge. In this regard, the Trustees noted that ClearBridge represented that it does not anticipate

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

using an affiliated broker-dealer and that it does anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by ClearBridge from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the ClearBridge Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the ClearBridge Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PF International Small-Cap Fund

At a meeting held on September 15, 2021, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2021, a new sub-advisory agreement with FIAM LLC (“FIAM”), with respect to the PF Emerging Markets Debt Fund (the “FIAM Sub-Advisory Agreement”) and appointed FIAM as the new sub-adviser for the Fund, replacing Franklin Advisers, Inc.

In evaluating the FIAM Sub-Advisory Agreement for the Fund, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining FIAM as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by FIAM. In this regard, the Trustees considered various materials relating to FIAM, including copies of the proposed FIAM Sub-Advisory Agreement; copies of FIAM’s Form ADV; financial information; a written presentation from FIAM; a comprehensive report including an assessment by PLFA; responses from FIAM to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on September 15, 2021 from management and investment personnel from FIAM where all attendees could hear each other clearly.

The Trustees considered that under the FIAM Sub-Advisory Agreement, FIAM would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of FIAM, including the background and experience of FIAM’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed FIAM’s written compliance policies and procedures and code of ethics. The Trustees also considered the CCO’s assessment of FIAM’s compliance program, as required by Rule 38a-1 under the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to FIAM and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by FIAM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by FIAM under the FIAM Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an international small-cap strategy and PLFA’s identification of FIAM to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by FIAM for the Fund and FIAM’s experience managing international small-cap strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the FIAM Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a proprietary mutual fund managed by the same FIAM portfolio management team that would manage the Fund using similar investment strategies (the “FIAM Comparable Performance”). The Trustees considered that this information included a comparison of the FIAM Comparable Performance against a pertinent benchmark and an applicable peer group for the one-, three-, five- and ten-year periods as of June 30, 2021. Additionally, the Trustees considered the standard deviation and risk-adjusted returns of the fund during certain periods.

The Board determined that FIAM’s performance record with respect to a similarly managed mutual fund was acceptable.

C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under another investment advisory contract of FIAM with regard to another fund with substantially similar investment strategies as the Fund. The Trustees also considered that the advisory fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels, resulting in an increase in the retention by PLFA of its advisory fee. The Trustees considered that PLFA would agree to implement a contractual fee waiver in order to share a portion of these benefits with shareholders and that as a result of the waiver, the total net advisory fee paid by shareholders would be reduced. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by FIAM for the other similarly managed fund, the

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Trustees noted that there were differences in: (i) the nature of the Fund and the other fund, (ii) the services provided to each, (iii) the client’s overall relationship with FIAM, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and FIAM, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase, and would likely decrease, as a result of this sub-adviser change.

The Board concluded that the compensation payable under the FIAM Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to FIAM of sub-advising the Fund and the projected profitability of the FIAM Sub-Advisory Agreement to FIAM, to the extent practicable based on the information provided by FIAM. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and FIAM with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the FIAM Sub-Advisory Agreement to FIAM is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for FIAM at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of FIAM and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the FIAM Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and FIAM concerning other benefits that may be received by FIAM and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with FIAM and the anticipated use of soft-dollars by FIAM. In this regard, the Trustees noted that FIAM represented that it does not anticipate using an affiliated broker-dealer and that it does anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by FIAM from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the FIAM Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the FIAM Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificfunds.com/resources/prospectuses-reports

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2022 for:

• Pacific Funds

Form Nos.	3012-20A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99.CODE ETH to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2022 and 2021 were $754,000 and $727,000, respectively.

Audit-Related Fees

(b)	For the fiscal years ended March 31, 2022 and 2021 there were no audit-related fees.

Tax Fees

(c)	The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2022 and 2021 were $141,503 and $154,455, respectively.

All Other Fees

(d)	There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2022 and 2021.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit

Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2022 and 2021 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $3,048,503 and $2,466,155, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 2, 2022

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 2, 2022